UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant   ☐
Check the appropriate box:
☒   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material under §240 14a-12
SPRINGWORKS THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐   No fee required.
☐   Fee paid previously with preliminary materials.
☒   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION —
DATED MAY 15, 2025
SPRINGWORKS THERAPEUTICS, INC.
100 Washington Blvd
Stamford, Connecticut 06902
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
[        ], 2025
Dear stockholders of SpringWorks Therapeutics, Inc.:
You are cordially invited to attend a special meeting of the stockholders of SpringWorks Therapeutics, Inc., a Delaware corporation (“SpringWorks,” the “Company,” “we,” “us” or “our”), to be held virtually on [        ], [        ], 2025 at [        ] Eastern Time (including any adjournments or postponements thereof, the “Special Meeting”). If you are a Company stockholder as of the close of business on [        ], 2025 (the “Record Date”), you will be able to attend and vote at the virtual Special Meeting by visiting meetnow.global/MX9TAMZ and using the 15-digit control number included in your proxy materials. You will not be able to attend the Special Meeting in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” shall mean virtually present at the Special Meeting.
We have entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of April 27, 2025, with Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), and EMD Holdings Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to, and subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into SpringWorks, with SpringWorks surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).
At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Merger Agreement (the “Merger Proposal”). The affirmative vote of the holders of a majority of the issued and outstanding shares of SpringWorks common stock, par value $0.0001 per share (the “Company Shares”), issued and outstanding as of the Record Date is required to approve the Merger Proposal. At the Special Meeting, you also will be asked to consider and vote on (i) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in person or by proxy to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”) and (ii) a proposal to approve, by advisory (non-binding) vote, certain compensation that may be paid or become payable to SpringWorks’ named executive officers in connection with the Merger (the “Compensation Proposal”). Each of the Adjournment Proposal and the Compensation Proposal requires the affirmative vote of a majority of the votes properly cast for and against such proposal.
If the Merger is consummated, you will be entitled to receive $47.00 in cash, without interest and less any applicable withholding taxes, for each Company Share that you own (unless you have properly exercised appraisal rights, including by not voting in favor of the Merger Proposal). Such merger consideration represents a premium of 26% to SpringWorks’ unaffected 20-day volume-weighted average price of $37.38 on February 7, 2025, the day prior to the first market speculation of a potential transaction between Parent and SpringWorks.
The Board of Directors of SpringWorks (the “Board”), after considering the factors more fully described in the enclosed proxy statement, has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of SpringWorks and the holders of Company Shares, (ii) adopted, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in accordance with the General Corporation Law of the State of Delaware, (iii) resolved to recommend that holders of Company Shares vote to approve the adoption of the Merger Agreement, and (iv) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the transactions contemplated by the Merger Agreement, including the Merger. The Board recommends that holders of Company Shares vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal and “FOR” the Compensation Proposal.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the accompanying proxy statement, including all documents incorporated by reference into the proxy statement, and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information. You may also obtain more information about SpringWorks from documents we file with the Securities and Exchange Commission from time to time.
Whether or not you plan to attend the Special Meeting, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying postage prepaid envelope or grant your proxy electronically over the Internet or by telephone. Only your last-dated proxy will be counted, and any proxy may be revoked prior to its exercise at the Special Meeting. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted.
Your vote is very important, regardless of the number of Company Shares that you own. We cannot consummate the Merger unless the Merger Proposal is approved by the affirmative vote of the holders of at least a majority of the issued and outstanding Company Shares as of the close of business on the Record Date.
If you have questions or need assistance voting your Company Shares, please contact:
7 Penn Plaza
New York, New York 10001
proxy@mackenziepartners.com
Call Collect: 212-929-5500
Or
Toll-Free (800) 322-2885
On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.
Very truly yours,
Saqib Islam
Chief Executive Officer
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.
PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.   This proxy statement is dated [        ], 2025 and, together with the enclosed form of proxy card, is first being mailed to Company stockholders on or about [        ], 2025.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION —
DATED MAY 15, 2025
SPRINGWORKS THERAPEUTICS, INC.
100 Washington Boulevard
Stamford, Connecticut 06902

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [          ], 2025

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of SpringWorks Therapeutics, Inc., a Delaware corporation (“SpringWorks,” the “Company,” “we,” “us” or “our”), will be held virtually via live webcast at [      ] on [      ], 2025 at [     ] Eastern Time (including any adjournments or postponements thereof, the “Special Meeting”). The Special Meeting is being held for the following purposes:
1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of April 27, 2025, by and among Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), EMD Holdings Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and SpringWorks, pursuant to which Merger Sub will be merged with and into SpringWorks, with SpringWorks surviving as a wholly owned subsidiary of Parent (the “Merger”);

2.
To consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in person or by proxy to approve the proposal to adopt the Merger Agreement at the time of the Special Meeting; and

3.
To consider and vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to SpringWorks’ named executive officers in connection with the Merger.

Only holders of shares of SpringWorks common stock, par value $0.0001 per share (the “Company Shares”), issued and outstanding as of the close of business on [ ], 2025 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof.
The Board recommends that you vote:
1.   “FOR” the proposal to adopt the Merger Agreement (the “Merger Proposal”);
2.   “FOR” the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting; and
3.   “FOR” the proposal to adopt the compensation to SpringWorks’ named executive officers in connection with the Merger (the “Compensation Proposal”).
SpringWorks will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.
Your vote is very important, regardless of the number of Company Shares that you own. We cannot consummate the Merger unless the Merger Proposal is approved by the affirmative vote of the holders of at least a majority of the issued and outstanding Company Shares as of the close of business on the Record Date. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you fail to return your proxy card, grant your proxy electronically over the Internet or by telephone or attend the Special Meeting, your Company Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal.
Under Delaware law, stockholders and beneficial owners who do not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their issued and outstanding Company Shares as determined by the Delaware Court of Chancery if the Merger is consummated, but only if they submit a written demand for such an appraisal to SpringWorks before the vote on the Merger Proposal and comply with the other Delaware law procedures explained in the accompanying proxy statement.
By Order of the Board of Directors,
Saqib Islam
Chief Executive Officer
Stamford, Connecticut
[       ], 2025

YOUR VOTE IS VERY IMPORTANT!
Whether or not you plan to attend the Special Meeting, please submit your proxy as soon as possible, whether over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. You may revoke your proxy or change your vote before it is voted at the Special Meeting.
If your Company Shares are held in the name of a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
If your Company Shares are registered directly in your name, voting electronically at the Special Meeting will revoke any proxy that you previously submitted. If you hold your Company Shares through a bank, broker or other nominee and do not have a 15-digit control number, you must obtain a “legal proxy” in order to vote in person at the Special Meeting.
If you fail to return your proxy card, grant your proxy electronically over the Internet or by telephone or vote by virtual ballot at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and will have the same effect as a vote “AGAINST” the Merger Proposal.
We encourage you to read the accompanying proxy statement, including all documents incorporated by reference into the accompanying proxy statement, and its annexes, carefully and in their entirety. If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or require assistance in submitting your proxy or voting your Company Shares, please contact our proxy solicitor by using the contact information provided below:
7 Penn Plaza
New York, New York 10001
proxy@mackenziepartners.com
Call Collect: 212-929-5500
Or
Toll-Free (800) 322-2885

i

ii

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Special Meeting, the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. Please refer to the “Summary” beginning on page 12 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents incorporated by reference or referred to in this proxy statement, which you should read carefully and in their entirety.
Except as otherwise specifically noted in this proxy statement or as the context otherwise requires, “SpringWorks,” “we,” “our,” “us,” the “Company” and similar words in this proxy statement refer to SpringWorks Therapeutics, Inc. Throughout this proxy statement, we refer to Merck KGaA, Darmstadt, Germany as “Parent” and EMD Holdings Merger Sub, Inc., as “Merger Sub.” In addition, throughout this proxy statement, we refer to: (i) the Agreement and Plan of Merger, dated as of April 27, 2025, as it may be amended from time to time, by and among Parent, Merger Sub and SpringWorks, as the “Merger Agreement”; (ii) the merger of Merger Sub with and into SpringWorks, with SpringWorks surviving as a wholly owned subsidiary of Parent, as the “Merger”; (iii) shares of our common stock, par value $0.0001 per share, as the “Company Shares”; (iv) the holders of Company Shares as the “Company Stockholders”; and (v) the special meeting of Company Stockholders described in this proxy statement, including any adjournments or postponements thereof, as the “Special Meeting”. Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
Q:
Why am I receiving these materials?

A:
On April 27, 2025, SpringWorks entered into the Merger Agreement providing for the merger of Merger Sub, a wholly owned subsidiary of Parent, with and into SpringWorks, with SpringWorks surviving the Merger as a wholly owned subsidiary of Parent. The Board of Directors of SpringWorks (the “Board”) is furnishing this proxy statement and form of proxy card to Company Stockholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of SpringWorks by Parent pursuant to the Merger Agreement. If the proposal to adopt the Merger Agreement (the “Merger Proposal”) is approved by the holders of a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon and the other closing conditions set forth in the Merger Agreement have been satisfied or, to the extent permitted by applicable law, waived, Merger Sub will be merged with and into SpringWorks, with SpringWorks surviving the Merger as a wholly owned subsidiary of Parent. As a result of the Merger, the Company Shares will no longer be publicly traded and will be delisted from the Nasdaq Stock Market LLC (“Nasdaq”). In addition, the Company Shares will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and SpringWorks will no longer file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”).

Q:
What will holders of Company Shares receive if the Merger is consummated?

A:
Upon consummation of the Merger, you will be entitled to receive $47.00 in cash, without interest (the “Merger Consideration”), less any applicable withholding taxes for each Company Share that you own as of the effective time of the Merger (the “Effective Time”), unless you have properly exercised and not failed to perfect, waived, withdrawn or otherwise lost your right to appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”). For example, if you own 100 Company Shares as of the Effective Time and have not elected appraisal, you will receive $4,700.00 in cash in exchange for your Company Shares, less any applicable withholding taxes. You will not be entitled to receive shares in the surviving corporation or in Parent as a result of the Merger.

Q:
How does the Merger Consideration compare to the market price of the Company Shares as of a recent trading date?

A:
The Merger Consideration represents a premium of 26% to SpringWorks’ unaffected 20-day volume-weighted average price of $37.38 on February 7, 2025, the day prior to the first market speculation of a

potential transaction between Parent and SpringWorks. On [           ], 2025, the last practicable day before the printing of this proxy statement, the closing price of the Company Shares on Nasdaq was $[      ] per share. You are encouraged to obtain current market quotations for the Company Shares.
Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place virtually on [           ], 2025, at [           ] Eastern Time. There will not be a physical meeting location. Company Stockholders as the close of business on the Record Date will be able to virtually attend and vote at the Special Meeting by visiting meetnow.global/MX9TAMZ and by using the 15-digit control number included in their proxy materials. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” shall mean virtually present at the Special Meeting.

Q:
Who is entitled to vote at the Special Meeting?

A:
Only holders of record of Company Shares issued and outstanding as of the close of business on [           ], 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the close of business on the Record Date, there were [           ] Company Shares issued and outstanding. Each issued and outstanding Company Share as of the close of business on that date will entitle its holder to one vote, in person or by proxy, on all matters to be voted on at the Special Meeting.

Q:
What are Company Stockholders being asked to vote on at the Special Meeting?

A:
You are being asked to consider and vote on the following proposals:

•
The Merger Proposal;

•
A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in person or by proxy to adopt the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”); and

•
A proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”).

Pursuant to SpringWorks’ Amended and Restated Bylaws, as amended (“Bylaws”), the only business that will be brought before the Special Meeting are the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal, as stated in the accompanying notice of the Special Meeting.
Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal.

The Board, after considering the various factors described under “The Merger — Recommendation of the SpringWorks Board of Directors and Reasons for the Merger” beginning on page 45 of this proxy statement, (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of SpringWorks and the Company Stockholders, (ii) adopted, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in accordance with the DGCL, (iii) resolved to recommend that the Company Stockholders vote to approve the adoption of the Merger Agreement, and (iv) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the Transactions, including the Merger.

Q:
What vote is required to approve the proposal to adopt the Merger Agreement?

A:
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon. As a result, the failure to grant a proxy to vote your Company Shares by submitting a signed proxy card, granting a proxy electronically over the Internet or by telephone or to vote virtually at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal.

Q:
What factors did the Board consider in deciding to enter into the Merger Agreement and recommending the adoption of the Merger Agreement by the Company Stockholders?

A:
In reaching its decision to adopt, approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and to recommend that the Company Stockholders approve the Merger Proposal, the Board consulted with our senior management, as well as our legal and financial advisors, and considered the terms of the proposed Merger Agreement and the transactions contemplated thereby, including the Merger, as well as other alternatives. For a more detailed description of these factors, see “The Merger — Recommendation of the SpringWorks Board of Directors and Reasons for the Merger” beginning on page 45 of this proxy statement.

Q:
What is a quorum and how many Company Shares are needed to constitute a quorum?

A:
A quorum of Company Stockholders is the presence of Company Stockholders holding the minimum number of shares necessary to transact business at the Special Meeting. The holders of a majority of the issued and outstanding Company Shares issued and outstanding as the close of business on the Record Date and entitled to vote at the Special Meeting, either present in person or represented by proxy, will constitute a quorum at the Special Meeting. Company Shares present virtually during the Special Meeting will be considered Company Shares represented in person at the meeting.

Company Shares held of record by stockholders or brokers, banks or other nominees who do not return a signed and dated proxy or attend the Special Meeting virtually will not be considered present or represented at the Special Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.
If a quorum is not present, then under our Bylaws, the presiding officer may adjourn the Special Meeting until a quorum is present or represented, and notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. In addition, if the Adjournment Proposal is adopted at the Special Meeting and there are insufficient votes in person or by proxy to adopt the Merger Proposal at the time of the Special Meeting, then SpringWorks may adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies.
Q:
What vote is required to approve the Adjournment Proposal and the Compensation Proposal at the Special Meeting?

A:
Each of the Adjournment Proposal and the Compensation Proposal requires the affirmative vote of a majority of the votes properly cast for and against such proposal.

An abstention with respect to either proposal, or a failure to vote your Company Shares (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on these proposals.
The approval of the Adjournment Proposal and the Compensation Proposal are not conditions to the completion of the Merger.
Q:
Why are the Company Stockholders being asked to cast a non-binding advisory vote to approve the Compensation Proposal?

A:
The Exchange Act, and applicable SEC rules thereunder, require SpringWorks to seek a non-binding advisory vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q:
What will happen if stockholders do not approve the Compensation Proposal?

A:
The inclusion of the Compensation Proposal is required by the rules of the SEC; however, the approval of this proposal is not a condition to the completion of the Merger. In addition, the vote on the Compensation Proposal is an advisory vote by stockholders and will not be binding on SpringWorks or Parent. If the Merger Proposal is approved and adopted by the Company Stockholders and the Merger is completed, the Merger-related compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Company Stockholders fail to approve the Compensation Proposal.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement, including the Merger Agreement, and the documents we incorporate by reference and refer to in this proxy statement carefully and consider how the Merger affects you, and then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically on the Internet or by telephone, so that your Company Shares can be voted at the Special Meeting. If you hold your Company Shares in “street name,” please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your Company Shares. Please do not send your stock certificates with your proxy card.

Q:
How do I vote if my shares are registered directly in my name?

A:
If you are a stockholder of record (that is, if your Company Shares are registered in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), there are several ways for you to vote your Company Shares at the Special Meeting.

•
By Telephone or via the Internet.   This proxy statement is accompanied by a proxy card with instructions for submitting a proxy. You can grant a proxy by telephone by calling the toll-free number 1-800-690-6903 or via the Internet by following the instructions specified on the enclosed proxy card. Votes submitted by telephone or via the Internet for the matters brought before the Special Meeting as described in this proxy statement must be received by 11:59 p.m. Eastern Time on [           ], 2025, the day preceding the Special Meeting. Your Company Shares will be voted as you direct, and in the same manner as if you had completed, signed, dated and returned your proxy card, as described below. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone.

•
By Mail.   You may vote by mail by completing, signing and dating the proxy card you received by mail and returning it in the enclosed prepaid envelope.

•
During the Special Meeting.   You may vote during the Special Meeting by attending the virtual Special Meeting and executing a ballot in accordance with the procedures described at the Special Meeting.

Telephone, Internet and Mail voting for stockholders of record will be available until the closing of polls at the virtual Special Meeting in order to be counted at the Special Meeting. If the Special Meeting is adjourned or postponed, these deadlines may be extended.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal.
A control number, located on your proxy card, is designed to verify your identity and allow you to grant a proxy to vote your Company Shares, and to confirm that your voting instructions have been properly recorded when granting a proxy electronically over the Internet or by telephone. Please be aware that, although there is no charge for granting a proxy to vote your Company Shares, if you grant a proxy electronically over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible. Even if you plan to attend the Special Meeting, you are strongly encouraged to grant a proxy to vote your Company Shares.
If you hold your Company Shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

Q:
If I hold my Company Shares in “street name,” will my bank, broker or other nominee vote my Company Shares for me on the proposals to be considered at the Special Meeting?

A:
Not without your direction. Your bank, broker or other nominee will only be permitted to vote your Company Shares on any “non-routine” proposal if you instruct your bank, broker or other nominee on how to vote. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote your Company Shares on routine matters if you fail to instruct your bank, broker or other nominee on how to vote your Company Shares with respect to such matters. The proposals in this proxy statement are non-routine matters, and banks, brokers and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your bank, broker or other nominee on how you wish to vote your Company Shares.

You should follow the procedures provided by your bank, broker or other nominee to instruct them, as applicable, to vote your Company Shares. Without such instructions, your Company Shares will not be voted at the Special Meeting. A failure to give such instructions will have the effect of causing your shares not to be voted and therefore will have the same effect as if you voted “AGAINST” the Merger Proposal.
Q:
What is the difference between holding Company Shares as a stockholder of record and as a beneficial owner?

A:
If your Company Shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those Company Shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by or on behalf of SpringWorks.

If your Company Shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of such Company Shares and are considered to hold them in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those Company Shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting. You are also invited to attend the Special Meeting and may vote via the Special Meeting website using the 15-digit control number included in your proxy materials. If you did not receive a 15-digit control number, you should follow the instructions from your bank, broker or other nominee, including any requirement to obtain a legal proxy.
Q:
Will my Company Shares held in “street name” or another form of record ownership be combined for voting purposes with Company Shares I hold as the stockholder of record?

A:
No. Because any Company Shares you may hold in “street name” will be deemed to be held of record by a different stockholder than any Company Shares you hold directly as the stockholder of record, any Company Shares held in “street name” will not be combined for voting purposes with the Company Shares you hold as the stockholder of record. Similarly, if you own Company Shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those Company Shares because they are held in a different form of record ownership. Company Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Company Shares held in an individual retirement account must be voted under the rules governing the account.

Q:
What happens if I do not vote or if I abstain from voting on the proposals?

A:
The required vote to approve the Merger Proposal is based on the total number of Company Shares issued and outstanding as of the close of business on the Record Date, not just the Company Shares that are voted at the Special Meeting. If you do not vote in person or by proxy, or if you abstain from voting on the Merger Proposal, it will have the same effect as a vote “AGAINST” the Merger Proposal.

The requisite number of shares to approve the Adjournment Proposal and the Compensation Proposal is based on the total number of votes properly cast for and against those proposals, assuming a quorum is present. If you do not vote or if you abstain from voting, it will have no effect on the Adjournment Proposal and the Compensation Proposal.

Q:
May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote by proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•
delivering a written notice of revocation of your proxy to our Corporate Secretary at SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Corporate Secretary, prior to the Special Meeting;

•
signing a new proxy card with a date later than the date of the previously submitted proxy card relating to the same Company Shares and returning it to us by mail prior to the Special Meeting;

•
submitting a new proxy by telephone prior to 11:59 p.m. Eastern Time on [           ], 2025, the day preceding the Special Meeting;

•
submitting a new proxy by Internet prior to 11:59 p.m. Eastern Time on [           ], 2025, the day preceding the Special Meeting; or

•
attending the Special Meeting and voting thereat (simply attending the Special Meeting will not cause your proxy to be revoked).

Please note, however, that only your last-dated proxy will count. Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to SpringWorks or by sending a written notice of revocation to SpringWorks, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by SpringWorks before the Special Meeting.
Please note that if you hold your Company Shares in “street name,” and you have instructed a bank, broker or other nominee to vote your Company Shares, the above-described options for revoking your voting instructions do not apply, and instead you should contact your bank, broker or other nominee for instructions regarding how to change or revoke your vote.
Q:
What is a proxy?

A:
A “proxy” is your legal designation of another person to vote your Company Shares. This written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your Company Shares is called a “proxy card.” The Board has designated each of Saqib Islam, Chief Executive Officer and Director, and Francis I. Perier, Jr., Chief Financial Officer, with full power of substitution, as proxies for the Special Meeting.

Q:
If a Company Stockholder gives a proxy, how are the Company Shares voted?

A:
Regardless of the method you choose to grant a proxy to vote your Company Shares, the individuals named on the enclosed proxy card, or your proxies, will vote your Company Shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your Company Shares should be voted “FOR” or “AGAINST” or to abstain from voting on the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your Company Shares should be voted on a matter, the Company Shares represented by your properly signed proxy will be voted “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal.
Q:
May I attend the Special Meeting and vote in person?

A:
All Company Stockholders as of the close of business on the Record Date may attend and vote at the virtual Special Meeting by visiting meetnow.global/MX9TAMZ and by using the 15-digit control number included in their proxy materials. You will not be able to attend the Special Meeting physically in person.

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Stockholders of record:   If you are a stockholder of record, in order to participate in the Special Meeting, you will need your 15-digit control number included on the proxy notice, proxy card or the voting instruction form previously distributed to you. If you are a Company Stockholder as of the

close of business on the Record Date, you may vote electronically during the Special Meeting by following the instructions available at meetnow.global/MX9TAMZ.
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Stockholders holding shares in “street” name:   If your shares are held in “street name” through a brokerage firm, bank, trust or other similar organization and you do not have a 15-digit control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your bank, broker or other nominee reflecting the number of Company Shares you held as of close of business on the Record Date, your name and email address. If you hold your Company Shares in “street name,” you must obtain the appropriate documents from your bank, broker or other nominee giving you the right to vote the shares at the Special Meeting.

Instructions on how to attend and participate in the Special Meeting via the webcast are posted at meetnow.global/MX9TAMZ.
You should ensure that you have a strong Internet connection and allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Special Meeting. We will offer live technical support for all Company Stockholders attending the meeting. Technical support telephone numbers will be available on the virtual-only meeting platform at meetnow.global/MX9TAMZ.
Even if you plan to attend the Special Meeting, we encourage you to complete, sign, date and return the enclosed proxy or grant a proxy electronically over the Internet or via telephone to ensure that your Company Shares will be represented at the Special Meeting. If you hold your Company Shares in “street name,” because you are not the stockholder of record, we encourage you to provide voting instructions to your bank, broker or other nominee.
Q:
What happens if I sell or otherwise transfer my Company Shares before consummation of the Merger?

A:
If you sell or transfer your Company Shares before consummation of the Merger, you will have transferred your right to receive the Merger Consideration. In order to receive the Merger Consideration, you must hold your Company Shares through consummation of the Merger.

The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date the Merger is anticipated to be consummated. Accordingly, if you sell or transfer your Company Shares after the close of business on the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your Company Shares and each of you notifies SpringWorks in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is consummated, to the person to whom you sell or transfer your Company Shares, but you will have retained your right to vote these Company Shares at the Special Meeting. Even if you sell or otherwise transfer your Company Shares after the close of business on the Record Date, we encourage you to complete, date, sign and return the enclosed proxy card or grant a proxy via the Internet or telephone.
Q:
How will I receive the Merger Consideration to which I am entitled?

A:
If you hold your Company Shares in certificated form, you will receive a letter of transmittal shortly after the Merger is consummated instructing you how to surrender your stock certificates, to a paying agent to be designated by Parent in order to receive the Merger Consideration to which you are entitled. Please do not send in your stock certificates right now or with your proxy card. If you hold your Company Shares in book-entry form but not through the Depository Trust Company (“DTC”), you will receive instructions regarding delivery of an “agent’s message” with respect to such book-entry shares. If your Company Shares are held in “street name” by your bank, broker or other nominee, you may receive instructions from your bank, broker or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” Company Shares in exchange for the Merger Consideration.

Q:
I do not know where my stock certificate is. How will I get the Merger Consideration for my Company Shares?

A:
If the Merger is consummated, the transmittal materials you will receive after the consummation of the Merger will include the procedures that you must follow if you cannot locate your stock certificate. This will include an affidavit that you will need to sign attesting to the loss of your stock certificate. You may also be required to post a bond as indemnity against any potential loss.

Q:
When do you expect the Merger to be consummated?

A:
Consummation of the Merger is subject to various closing conditions, including, among others, adoption of the Merger Agreement by the affirmative vote of holders of at least a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon, the expiration or termination of any applicable waiting periods, and the receipt of approvals, under U.S. and certain foreign antitrust and competition laws and certain other conditions.

We currently anticipate that the Merger will be consummated in the second half of 2025, assuming satisfaction or waiver of all of the conditions to the Merger. However, it is possible, including as a result of factors outside the control of SpringWorks and Parent, that the Merger will be consummated at a later time or not at all.
Q:
What effects will the Merger have on SpringWorks?

A:
The Company Shares are currently registered under the Exchange Act, and are listed on Nasdaq under the symbol “SWTX.” As a result of the Merger, SpringWorks will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent. As soon as reasonably practicable following the consummation of the Merger, the Company Shares will cease trading on and be delisted from Nasdaq and will be deregistered under the Exchange Act, and SpringWorks will no longer be required to file periodic reports with the SEC.

Q:
What happens if the Merger is not consummated?

A:
If the Merger Agreement is not adopted by the affirmative vote of holders of at least a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon or if the Merger is not consummated for any other reason, Company Stockholders will not receive any payment for their Company Shares pursuant to the Merger Agreement. Instead, SpringWorks will remain a public company, the Company Shares will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.

Under specified circumstances, we may be required to pay Parent a termination fee of $145,600,000 upon the termination of the Merger Agreement as described under “The Merger Agreement — Termination Fee; Certain Expenses” beginning on page 100 of this proxy statement.
Q:
Do any directors or executive officers have interests in the Merger that may differ from those of Company Stockholders generally?

A:
In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder. The Board was aware of these potential interests and considered them, among other matters, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by the Company Stockholders. For a description of the potential interests of our directors and executive officers in the Merger, see “The Merger — Interests of the Directors and Executive Officers of SpringWorks in the Merger” beginning on page 63 of this proxy statement.

Q:
Who will count the votes obtained at the Special Meeting?

A:
The votes will be counted by the inspector of election appointed for the Special Meeting.

Q:
Who will solicit votes for and bear the cost and expenses of this proxy solicitation?

A:
We will bear the cost of the solicitation of proxies. We have retained MacKenzie Partners, Inc. (“MacKenzie”), a proxy solicitation firm, to solicit proxies in connection with the Special Meeting at a cost of approximately $20,000 plus expenses. We will also indemnify the proxy solicitor against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of Company Shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax, over the Internet or other means of communication. No additional compensation will be paid for such services.

Q:
Where can I find the voting results of the Special Meeting?

A:
We intend to publish final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Special Meeting. All reports that we file with the SEC are publicly available when filed. See “Where You Can Find More Information” beginning on page 109 of this proxy statement.

Q:
What are the material U.S. federal income tax consequences to Company Stockholders of the exchange of Company Shares for cash pursuant to the Merger?

A:
The exchange of the Company Shares for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. A “U.S. Holder” (as defined below under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares” beginning on page 73 of this proxy statement) generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder pursuant to the Merger (including applicable withholding taxes withheld from any such payment) and such U.S. Holder’s adjusted tax basis in the Company Shares surrendered pursuant to the Merger. A “Non-U.S. Holder” (as defined below under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares” beginning on page 73 of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of the Company Shares for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding. You are urged to consult your tax advisors to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction or other tax laws. A more complete description of the material U.S. federal income tax consequences of the Merger is provided under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares” beginning on page 73 of this proxy statement.

Q:
What will the holders of SpringWorks equity awards receive in the Merger?

A:
SpringWorks Stock Options

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At the Effective Time, each outstanding SpringWorks stock option to purchase Company Shares (each, a “Company Option”) (or portion thereof) that is vested as of immediately prior to the Effective Time will automatically be cancelled and will entitle the holder thereof to receive (without interest) an amount in cash (less applicable tax withholding) equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such vested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such vested Company Option immediately prior to the Effective Time. Any vested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.

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At the Effective Time, each Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time will automatically cease to represent an option to purchase Company Shares and will be converted into a fixed cash-based award (each, a “Parent Cash-Based Option Award”) in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such unvested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such unvested Company Option immediately prior to the Effective Time. Each Parent Cash-Based Option Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the unvested Company Option immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based Option Award will vest, subject to the applicable holder’s continued employment with Parent through such date. Any unvested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
SpringWorks Restricted Stock Unit Awards
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At the Effective Time, each restricted stock unit subject solely to service-based vesting conditions (each, a “Company RSU”), whether vested or unvested, will cease to represent a restricted stock unit award denominated in Company Shares and will be converted into a fixed cash-based award (each, a “Parent Cash-Based RSU Award”) in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration. Each Parent Cash-Based RSU Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the Company RSU immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based RSU Award will vest, subject to the applicable holder’s continued employment with Parent through such date.

SpringWorks Performance Share Units
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At the Effective Time, each restricted share unit that is subject to performance-based vesting conditions (each, a “Company PSU”), whether vested or unvested, will automatically cease to represent a performance share unit award denominated in Company Shares and only entitle the holder thereof to receive (without interest) an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company PSU immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement and (ii) the Merger Consideration.

For additional information regarding the treatment of SpringWorks equity awards, see “The Merger Agreement — Treatment of Equity Awards and the ESPP” beginning on page 79 of this proxy statement.
Q:
What will happen to the SpringWorks 2019 Employee Stock Purchase Plan?

A:
The SpringWorks 2019 Employee Stock Purchase Plan (the “ESPP”) will be terminated effective as of immediately prior to, and conditional upon the occurrence of, the Effective Time. No offering period thereunder will be authorized or commenced on or after the date of the Merger Agreement.

Q:
Are holders of Company Shares entitled to appraisal rights in connection with the Merger under the DGCL?

A:
Yes. As a holder of record or beneficial owner of Company Shares, you are entitled to exercise appraisal rights under the DGCL in connection with the Merger if you take certain actions and meet certain conditions. Under the DGCL, holders and beneficial owners of Company Shares who do not vote for the adoption of the Merger Agreement have the right to seek appraisal of the fair value of their Company Shares as determined by the Delaware Court of Chancery if the Merger is consummated. Appraisal rights are only available if the holder of the Company Shares comply fully with all applicable requirements of Section 262 of the DGCL. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the consideration that such holder of Company Shares may receive in the Merger. Any stockholder or beneficial owner intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to SpringWorks before the vote on the adoption of the

Merger Agreement is taken and must not vote or otherwise submit a proxy to vote in favor of adoption of the Merger Agreement. Failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights we encourage you to seek the advice of your own legal counsel. See “The Merger — Appraisal Rights” beginning on page 69 of this proxy statement.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if your Company Shares are held in more than one brokerage account or are registered differently, you will receive more than one proxy card or voting instruction card. Please complete, date, sign and return (or grant a proxy to vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your Company Shares are voted.

Q:
What is householding and how does it affect me?

A:
The SEC permits us to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if we provide advance notice and follow certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of Company Shares held through brokerage firms. If your family has multiple accounts holding Company Shares, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:
Who can help answer my questions?

A:
If you have any more questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or enclosed proxy card, or require assistance in submitting your proxy or voting your Company Shares, please contact our proxy solicitor at the contact information provided below:

7 Penn Plaza
New York, New York 10001
proxy@mackenziepartners.com
Call Collect: 212-929-5500
Or
Toll-Free (800) 322-2885
If your bank, broker or other nominee holds your Company Shares, you should also call your bank, broker or other nominee for additional information.

SUMMARY
This summary highlights selected information contained in this proxy statement, including with respect to the Merger and the Merger Agreement. This summary may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement, the annexes, including the Merger Agreement, and the documents we incorporate by reference into this proxy statement. You may obtain the documents and information incorporated by reference into this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 109 of this proxy statement. The Merger Agreement is attached as Annex A to this proxy statement and incorporated herein by reference.
The Companies (page 27)
SpringWorks Therapeutics, Inc.
SpringWorks is a Delaware corporation with principal executive offices located at 100 Washington Boulevard, Stamford, Connecticut 06902, telephone number (203) 883-9490. SpringWorks is a commercial-stage biopharmaceutical company applying a precision medicine approach to developing and commercializing life-changing medicines for underserved patient populations suffering from devastating rare diseases and cancer. SpringWorks has a differentiated portfolio of small molecule targeted oncology assets, including two approved products and several clinical and preclinical product candidates at various stages of development, and is advancing programs in rare tumor types as well as highly prevalent, genetically defined cancers. OGSIVEO (nirogacestat), SpringWorks’ first commercial product, is a novel, oral, selective gamma secretase inhibitor that is the first and only FDA-approved therapy for the treatment of adult patients with progressing desmoid tumors who require systemic treatment. GOMEKLI (mirdametinib), SpringWorks’ second commercial product, is an oral, small molecule mitogen-activated protein kinase kinases 1 and 2 inhibitor, for the treatment of adult and pediatric patients two years of age and older with neurofibromatosis type 1 who have symptomatic plexiform neurofibromas not amenable to complete resection. SpringWorks is seeking to expand the reach of nirogacestat and mirdametinib to additional geographies and is exploring opportunities for nirogacestat and mirdametinib in additional indications. In addition, SpringWorks is advancing a portfolio of earlier-stage product candidates in areas of high unmet need, including SW-682, an investigational, oral, small molecule transcriptional enhanced associate domain inhibitor for the potential treatment of Hippo-mutant solid tumors and SW-3431, an investigational, potentially first-in-class, small molecule activator of protein phosphatase 2A complexes. The Company Shares are listed on Nasdaq under the symbol “SWTX.” See “The Companies — SpringWorks Therapeutics, Inc.” beginning on page 27 of this proxy statement.
Additional information about SpringWorks is contained in certain of its public filings that are incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 109 of this proxy statement.
Merck KGaA, Darmstadt, Germany
Parent, a leading science and technology company, operates across life science, healthcare and electronics. More than 62,000 employees work to make a positive difference to millions of people’s lives every day by creating more joyful and sustainable ways to live. From providing products and services that accelerate drug development and manufacturing as well as discovering unique ways to treat the most challenging diseases to enabling the intelligence of devices — the company is everywhere. In 2024, Parent generated sales of € 21.2 billion in 65 countries. Parent holds the global rights to the name and trademark “Merck” internationally. The only exceptions are the United States and Canada, where the business sectors of Parent operate as MilliporeSigma in life science, EMD Serono in healthcare and EMD Electronics in electronics. Since its founding in 1668, scientific exploration and responsible entrepreneurship have been key to the company’s technological and scientific advances. To this day, the founding family remains the majority owner of the publicly listed company. Shares of Parent are listed on the Frankfurt Stock Exchange under the ticker symbol “MRK.” For more information about Parent, please visit Parent’s website at http://www.emdgroup.com. The information contained on Parent’s website or accessible through it (other than the documents incorporated by reference herein) does not constitute a part of this proxy statement or any other report or document on file with or furnished to the SEC. See “The Companies — Merck KGaA, Darmstadt, Germany” beginning on page 27 of this proxy statement.
EMD Holdings Merger Sub, Inc.
Merger Sub is a Delaware corporation and a direct, wholly owned subsidiary of Parent, with a registered office located at 251 Little Falls Drive, Wilmington, Delaware. Merger Sub was formed solely for the purpose of effecting the Merger and the transactions contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will cease to exist. See “The Companies — EMD Holdings Merger Sub, Inc.” beginning on page 27 of this proxy statement.
The Special Meeting (page 28)
This proxy statement is being furnished to Company Stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held virtually on [      ], [           ], 2025, at [      ] Eastern Time. Company Stockholders as of the close of business on the Record Date will be able to virtually attend and vote at the Special Meeting by visiting meetnow.global/MX9TAMZ and by using the 15‑digit control number included in their proxy materials. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” shall mean virtually present at the Special Meeting.
Company Shares held directly in your name as a stockholder of record may be voted at the Special Meeting via the Special Meeting website. Company Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website using the 15-digit control number included in your proxy materials. If you did not receive a 15-digit control number, you should follow the instructions from your bank, broker or other nominee, including any requirement to obtain a legal proxy.
At the Special Meeting, Company Stockholders of record as of the Record Date will be asked to vote on the Merger Proposal, the Adjournment Proposal and the Compensation Proposal, each as further described below.
The Merger Proposal (page 102)
Company Stockholders will be asked to consider and vote upon the proposal to adopt the Merger Agreement. The Merger Agreement provides, among other things, that, upon the terms and subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth therein, Merger Sub will be merged with and into SpringWorks, with SpringWorks surviving the Merger as a wholly owned subsidiary of Parent. At the Effective Time and as a result of the Merger, each Company Share issued and outstanding immediately prior to the Effective Time (other than Company Shares owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent, SpringWorks or any wholly owned subsidiary of SpringWorks, and in each case not held on behalf of third parties, immediately prior to the Effective Time and shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the DGCL (collectively, the “Excluded Shares”)) will be automatically cancelled and converted automatically into the right to receive $47.00 per share in cash, without interest and less any applicable tax withholding.
Following the Merger, the Company Shares will no longer be publicly listed and traded on Nasdaq, the Company Shares will be deregistered under the Exchange Act, SpringWorks will no longer file periodic reports with the SEC, and existing Company Stockholders will cease to have any ownership interest in SpringWorks.
Record Date; Shares Entitled to Vote; Quorum (page 28)
You are entitled to receive notice and to vote at the Special Meeting if you owned Company Shares as of the close of business on [           ], 2025, which is the Record Date for the Special Meeting. As of the Record Date, there were [         ] Company Shares issued and outstanding and entitled to vote at the Special Meeting. A quorum of Company Stockholders is necessary to transact business at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the voting power of our issued and outstanding Company Shares entitled to vote at the Special Meeting, will constitute a quorum at the Special Meeting and permit SpringWorks to transact business at the Special Meeting.

Vote Required (page 29)
Each Company Share issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date entitled to vote thereon. Adoption of the Merger Agreement by Company Stockholders is a condition to the closing of the Merger. A failure to vote your Company Shares or an abstention from voting for the Merger Proposal will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your Company Shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your Company Shares on the Merger Proposal will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes properly cast for and against such proposal. An abstention from voting for the Adjournment Proposal will have no effect on the Adjournment Proposal. If you hold your Company Shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your Company Shares on the Adjournment Proposal will have no effect on the Adjournment Proposal.
Approval of the Compensation Proposal requires the affirmative vote of a majority of the votes properly cast for and against such proposal. An abstention from voting for the Compensation Proposal will have no effect on the Compensation Proposal. If you hold your Company Shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your Company Shares on the Compensation Proposal will have no effect on the Compensation Proposal.
Recommendation of the SpringWorks Board of Directors and Reasons for the Merger (page 45)
The Board recommends that the Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal. In its determinations and in reaching its recommendations, the Board held a number of meetings, consulted with SpringWorks senior management and its outside legal and financial advisors, and considered a number of factors and a substantial amount of information. For a description of the factors considered by the Board in reaching this decision, including potentially negative factors against which the anticipated benefits of the Merger were weighed, and additional information on the recommendations of the Board, see the section of this proxy statement titled “The Merger — Recommendation of the SpringWorks Board of Directors and Reasons for the Merger” beginning on page 45 of this proxy statement.
Opinion of Centerview Partners LLC (page 48)
SpringWorks retained Centerview Partners LLC, which is referred to in this proxy statement as “Centerview,” as financial advisor to the Board in connection with the proposed Merger and the other transactions contemplated by the Merger Agreement, which are collectively referred to as the “Transaction” throughout this section and the summary of Centerview’s opinion below under the caption “— Opinion of Centerview Partners LLC”. In connection with this engagement, the Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Company Shares (other than, subject to the last sentence of Section 3.3(f) of the Merger Agreement, any (i) Company Shares owned by Parent, Merger Sub or any other Wholly Owned Subsidiary (as defined in the Merger Agreement) of Parent, SpringWorks or any Wholly Owned Subsidiary of SpringWorks, and in each case not held on behalf of third parties and (ii) Dissenting Shares (as defined in the Merger Agreement), together with any Company Shares held by any affiliate of SpringWorks or Parent, which are collectively referred to as “Excluded Shares” throughout this section and the summary of Centerview’s opinion below under the caption “— Opinion of Centerview Partners LLC”) of the Merger Consideration proposed to be paid to such holders pursuant to the Merger Agreement. On April 27, 2025, Centerview rendered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration proposed to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated April 27, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Company Shares (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transaction and does not constitute a recommendation to any stockholder of SpringWorks or any other person as to how such stockholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
Opinion of Goldman Sachs & Co. LLC (page 55)
Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Board that, as of April 27, 2025, and based upon and subject to the factors and assumptions set forth therein, the $47.00 in cash per Company Share to be paid to the holders (other than Parent and its affiliates) of Company Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated April 27, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the transaction contemplated by the Merger Agreement, which is referred to as the “Transaction” throughout this section and the summary of Goldman Sachs’ opinion below under the caption “— Opinion of Goldman Sachs & Co. LLC”. Goldman Sachs’ opinion is not a recommendation as to how any holder of Company Shares should vote with respect to the Transaction or any other matter. Pursuant to an engagement letter between SpringWorks and Goldman Sachs, SpringWorks has agreed to pay Goldman Sachs a transaction fee of approximately $35 million, $2 million of which became payable upon the announcement of the Transaction, and the remainder of which is contingent upon consummation of the Transaction.
Certain Effects of the Merger on SpringWorks (page 35)
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into SpringWorks, with SpringWorks surviving as a wholly owned subsidiary of Parent. Throughout this proxy statement, we use the term “Surviving Corporation” to refer to SpringWorks as the surviving corporation following the Merger. If the Merger is consummated, you will not own any shares of the capital stock of the Surviving Corporation. The Effective Time will occur, if it occurs, upon the filing of a certificate of merger (“Certificate of Merger”) with the Secretary of State of the State of Delaware (or at such later date and time as we and Parent may agree in writing and specify in such Certificate of Merger). Throughout this proxy statement, we use the term “Closing Date” to refer to the date on which the closing of the Merger occurs.
Effect on SpringWorks if the Merger Is Not Consummated (page 35)
If the Merger Agreement is not adopted by the affirmative vote of holders of at least a majority of the issued and outstanding Company Shares issued and outstanding as of the Record Date and entitled to vote thereon or if the Merger is not consummated for any other reason, Company Stockholders will not receive any payment for their Company Shares pursuant to the Merger Agreement. Instead, SpringWorks will remain a public company, the Company Shares will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to file periodic reports with the SEC. Under specified circumstances, upon termination of the Merger Agreement, SpringWorks may be required to pay Parent a termination fee, as described under “The Merger Agreement — Termination Fee; Certain Expenses” beginning on page 100 of this proxy statement.

Furthermore, if the Merger is not consummated, depending on the circumstances that caused the Merger not to be consummated, the price of the Company Shares may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Company Shares would return to the price at which the Company Shares trade as of the date of this proxy statement.
Merger Consideration (page 35)
At the Effective Time, by virtue of the Merger and without any action on the part of the holder, all Company Shares issued and outstanding immediately prior to the Effective Time, other than Excluded Shares will be converted into the right to receive $47.00 in cash, without interest and less any applicable withholding taxes, and will cease to be outstanding, will be automatically cancelled and will cease to exist, and each certificate representing any Company Shares issued and outstanding immediately prior to the Effective Time, other than Excluded Shares (the “Eligible Shares”), immediately prior to the Effective Time and each book-entry account representing any non-certificated Eligible Share immediately prior to the Effective Time, will thereafter only represent the right to receive $47.00 in cash, without interest and less any applicable withholding taxes. After the Merger is consummated, Company Stockholders will no longer have any rights as a SpringWorks stockholder as a result of the Merger, nor will they be entitled to receive any shares in Parent or the Surviving Corporation.
Treatment of Equity Awards and the ESPP (page 79)
At the Effective Time,
•
each outstanding Company Option (or portion thereof) that is vested as of immediately prior to the Effective Time will automatically be cancelled and will entitle the holder thereof to receive (without interest) an amount in cash (less applicable tax withholding) equal to the product (rounded down to the nearest whole cent) of (1) the total number of Company Shares subject to such vested Company Option immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such vested Company Option immediately prior to the Effective Time. Any vested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.

•
each Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time will automatically cease to represent an option to purchase Company Shares and will be converted into a Parent Cash-Based Option Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (1) the total number of Company Shares subject to such unvested Company Option immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such unvested Company Option immediately prior to the Effective Time. Each Parent Cash-Based Option Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the unvested Company Option immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based Option Award will vest, subject to the applicable holder’s continued employment with Parent through such date. Any unvested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.

•
each Company RSU, whether vested or unvested, will cease to represent a restricted stock unit award denominated in Company Shares and will be converted into a Parent Cash-Based RSU Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration. Each Parent Cash-Based RSU Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the Company RSU immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based RSU Award will vest, subject to the applicable holder’s continued employment with Parent through such date.

•
each Company PSU, whether vested or unvested, will automatically cease to represent a performance share unit award denominated in Company Shares and only entitle the holder thereof to receive (without interest) an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company PSU immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement and (ii) the Merger Consideration.

Under the Merger Agreement, as promptly as practicable following the date of the Merger Agreement (but in any event prior to the Closing), SpringWorks will take all actions that may be necessary or required under the ESPP and applicable law to ensure that no offering period will be authorized or commenced on or after the date of the Merger Agreement and the ESPP will terminate effective as of immediately prior to, and conditional upon the occurrence of, the Effective Time.
The treatment of equity awards and the ESPP are described in more detail in the section titled “Treatment of Equity Awards and the ESPP” beginning on page 79 of this proxy statement.
Interests of the Directors and Executive Officers of SpringWorks in the Merger (page 63)
Certain of SpringWorks’ directors and executive officers may have financial interests in the Merger that are different from, or in addition to, the interests of stockholders of SpringWorks generally. The Board was aware of these potential interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and in reaching its decision to approve the Merger Agreement and the Merger, and to recommend that the Company Stockholders adopt the Merger Agreement. These interests include the following, among others:
•
SpringWorks’ directors and executive officers hold equity-based awards that will be treated as described in the section titled “Treatment of Equity Awards and the ESPP” beginning on page 79 of this proxy statement;

•
SpringWorks’ executive officers are party to pre-existing employment agreements with SpringWorks that were entered into in connection with SpringWorks’ initial public offering or the executive officer’s commencement of employment or promotion, as applicable, that provide for eligibility for severance payments and benefits in the event of a termination of employment in certain circumstances in connection with a change in control of SpringWorks (including the Merger), as described in more detail in the section of this proxy statement titled “The Merger — Interests of the Directors and Executive Officers of SpringWorks in the Merger — Severance Entitlements”; and

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SpringWorks’ directors and executive officers are entitled to continued indemnification following the Merger.

The interests of SpringWorks’ directors and executive officers are described in more detail in the section titled “The Merger — Interests of the Directors and Executive Officers of SpringWorks in the Merger” beginning on page 63 of this proxy statement.
Financing of the Merger (page 69)
The consummation of the Merger is not conditioned upon receipt of financing by Parent. Parent has represented in the Merger Agreement that it has available to it, or will cause Merger Sub to have available to it, at the closing of the Merger (the “Closing”), funds sufficient to (i) make all payments contemplated by the Merger Agreement, including the payment for all amounts payable pursuant to the Merger Agreement in connection with or as a result of the Merger, and (ii) to pay all fees and expenses required to be paid at the Closing by SpringWorks, Parent or Merger Sub in connection with the Merger.
Appraisal Rights (page 69)
If the Merger is consummated, stockholders who do not wish to accept the applicable merger consideration are entitled to seek appraisal of their Company Shares under Section 262 of the DGCL and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their Company Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of Company Shares as determined by the Delaware Court of Chancery may be more or less than, or the same as, the consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the consideration that they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their Company Shares following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their Company Shares determined under Section 262 could be more than, the same as or less than the consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record of Company Shares and a beneficial owner who:
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continuously holds or beneficially owns, as applicable, such shares through the Effective Time;

•
has not consented to the Merger in writing or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights;

•
strictly complies with the procedures under Section 262 of the DGCL;

•
does not thereafter withdraw his, her or its demand for appraisal of such shares; and

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in the case of a beneficial owner, a person who (i) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (ii) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (iii) provides an address at which such beneficial owner consents to receive notices given by SpringWorks and to be set forth on the Chancery List (as defined in the section entitled “The Merger — Appraisal Rights” beginning on page 69 of this proxy statement);

will be entitled to receive the fair value of his, her or its Company Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
A copy of Section 262 of the DGCL is attached to this proxy statement as Annex D. The foregoing summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section entitled “The Merger — Appraisal Rights” beginning on page 69 of this proxy statement and Annex D.
Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares (page 73)
The receipt of cash for Company Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. Holder (as defined below under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares” beginning on page 73 of this proxy statement) in exchange for such U.S. Holder’s Company Shares in the Merger generally will result in such U.S. Holder’s recognition of gain or loss in an amount equal to the difference, if any, between the cash such U.S. Holder receives in the Merger (including applicable withholding taxes withheld from any such payment) and such U.S. Holder’s adjusted tax basis in the Company Shares surrendered in the Merger. A Non-U.S. Holder (as defined below under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares” beginning on page 73 of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of Company Shares for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding. For more information, stockholders should refer to the discussion under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares” beginning on page 73 of this proxy statement and consult their tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction or other tax laws.
Regulatory Approvals Required for the Merger (page 76)
Under the Merger Agreement, the Merger cannot be consummated until the applicable waiting periods (and any extension thereof) under the HSR Act and the German Act Against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen) have expired or been terminated.
Parent filed its notification under the German Act Against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen) on May 8, 2025 and each of Parent and the Company filed their respective HSR Act notifications on May 14, 2025.
No Solicitation; Acquisition Proposals (page 88)
From and after April 27, 2025, SpringWorks will not, and will cause its subsidiaries not to and not permit their representatives to, directly or indirectly:
•
initiate, solicit, propose or knowingly encourage or otherwise knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as described under “The Merger Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Change of Recommendation” beginning on page 88 of this proxy statement);

•
except as otherwise expressly permitted by the Merger Agreement, engage in, continue or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than in response to an inquiry from the person making the Acquisition Proposal to state that the terms of this provision prohibit such discussions or negotiations or to direct such person to SpringWorks’ public filings);

•
provide any information or data concerning SpringWorks or its subsidiaries or access to SpringWorks or its subsidiaries’ properties, books and records to any person or group (as defined under Section 13 of the Exchange Act) for the purpose of encouraging, or in response to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

•
otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal.

However, if before obtaining approval of the Merger Proposal by the Company Stockholders, in response to an unsolicited, bona fide written Acquisition Proposal that did not result from or in connection with a material breach of the obligations under the non-solicit provisions of the Merger Agreement, SpringWorks and its subsidiaries may, and may instruct their representatives, to:
•
provide information concerning SpringWorks and its subsidiaries or access to SpringWorks or its subsidiaries’ properties, books and records in response to a request therefor to the person or group who made such an Acquisition Proposal; provided, that such information has previously been made available to Parent, or is made available to Parent prior to or concurrently with the time such information is made available to such person or group; and

•
engage or otherwise participate in any discussions or negotiations with any such person or group regarding such Acquisition Proposal, if, and only if, prior to taking any such action, the Board determines in good faith, after consultation with outside legal counsel, that based on the information then available, including the terms and conditions of such Acquisition Proposal and those of the Merger Agreement and after consultation with its financial advisors (i) such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal or (ii) the failure to take such action is reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law.
Change of Recommendation (page 88)
Subject to certain exceptions described below, the Board may not make a change in its recommendation to Company Stockholders to vote in favor of the Merger Proposal as set forth in this proxy statement.
Prior to the approval of the Merger Proposal by the Company Stockholders, the Board may effect a Change of Recommendation or terminate the Merger Agreement if:
•
(i) a bona fide written Acquisition Proposal that did not result from or in connection with a material breach of the non-solicit provisions of the Merger Agreement is received by SpringWorks, (ii) the Board determines in good faith, after consultation with outside legal counsel and its financial advisors, that such Acquisition Proposal constitutes a Superior Proposal and the failure to effect a Change of Recommendation or terminate the Merger Agreement in response to such Acquisition Proposal would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law, and (iii) certain other conditions are met, as described in the section of this proxy statement titled “The Merger Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Change of Recommendation”; or

•
in response to an Intervening Event (as defined below in “The Merger Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Change of Recommendation”) if the Board determines in good faith, after consultation with outside legal counsel, based on the information then available, that failure to effect a Change of Recommendation on account of the Intervening Event would reasonably be expected to violate the directors’ fiduciary duties under applicable law.

For a further discussion of the limitations on changing the Board Recommendation, approving or recommending a Superior Proposal, or terminating the Merger Agreement to enter into a definitive agreement for a Superior Proposal, see “The Merger Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Change of Recommendation” beginning on page 88 of this proxy statement.
Conditions to the Merger (page 97)
The respective obligations of SpringWorks, Parent and Merger Sub to effect the Closing are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:
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the adoption of the Merger Agreement by the holders of a majority of the issued and outstanding Company Shares as of the close of business on the Record Date and entitled to vote on such matter at a Company Stockholders’ meeting duly called and held for such purpose (the “Requisite Company Vote”) shall have been obtained;

•
any approval or clearances or the waiting period (including any extensions thereof) applicable to the consummation of the Merger under the HSR Act or Foreign Antitrust Law of the Federal Republic of Germany and any commitment to or agreement, in either case that has been mutually agreed by the parties, with any governmental entity to delay or not consummate the Merger, shall have expired, been terminated or obtained, as applicable (the “Regulatory Condition”); and

•
no governmental entity enacting or entering any order (whether temporary, preliminary or permanent) that is in effect and enacting, enforcing, issuing, promulgating, entering or adopting other law continuing to be in effect, in each case enjoining, restraining, prohibiting, preventing, or making illegal the consummation of the Merger (the “Legal Restraint Condition”).

The obligations of Parent and Merger Sub to effect the Closing are subject to the satisfaction or waiver by Parent at or prior to the Closing Date of the following conditions:
•
the representations and warranties of SpringWorks regarding organization, good standing and qualification; certain aspects of capital structure (other than those subject to a de minimis standard as described below); corporate authority, approval and fairness; takeover statutes; and SpringWorks’ brokers and finders being true and correct in all material respects as of the date of the Merger

Agreement and as of the Closing, as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time);
•
the representations and warranties of SpringWorks with respect to the absence of certain changes being true and correct in all respects as of the date of the Merger Agreement and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time);

•
the representations and warranties of SpringWorks regarding certain aspects of its capital structure, including the number of issued and outstanding securities of the Company, being true and correct in all respects (other than any inaccuracies that are de minimis) as of the date of the Merger Agreement and the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time);

•
each other representation and warranty of SpringWorks set forth in the Merger Agreement (without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth therein), being true and correct as of the date of the Merger Agreement and the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time), except for any failure of any such representation and warranty to be so true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

•
SpringWorks shall have performed or complied in all material respects with all of the obligations required to be performed or complied with by it under the Merger Agreement prior to the Closing;

•
since April 27, 2025, there shall have not occurred any Material Adverse Effect that is continuing; and

•
the delivery by SpringWorks of a certificate signed by an executive officer of SpringWorks, certifying that the conditions described in the preceding five bullets have been satisfied.

The obligation of SpringWorks to effect the Closing is also subject to the satisfaction or waiver by SpringWorks at or prior to the Closing of the following conditions:
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the representations and warranties of Parent or Merger Sub regarding organization, good standing and qualification; corporate authority; available funds and broker’s and finder’s fees being true and correct in all material respects as of the date of the Merger Agreement and as of the Closing as though made at and as of such date (except to the extent expressly made as of a particular date or period of time, in which case, as of such particular date or period of time);

•
each other representation and warranty of Parent or Merger Sub made in the Merger Agreement being true and correct (without giving effect to any qualification as to “materiality” qualifiers set forth therein) as of the date of the Merger Agreement and as of the Closing as though made as of such date (except to the extent expressly made as of a particular date or period of time, in which case, as of such particular date or period of time), except, in each case, for any failure of any such representations or warranties to be so true and correct would not, and would not reasonably be expected to, prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger;

•
each of Parent and Merger Sub shall have performed or complied in all material respects with all of the obligations required to be performed or complied with by it under the Merger Agreement at or prior to the Closing; and

•
the delivery of a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent and Merger Sub certifying that the conditions set forth in the preceding three bullets have been satisfied.

Termination (page 98)
Termination by Mutual Written Consent
The Merger Agreement may be terminated any time prior to the Effective Time, whether before or after the Requisite Company Vote has been obtained, by mutual written consent of the parties.

Termination by either SpringWorks or Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by either SpringWorks or Parent if:
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the Merger has not been consummated by 5:00 p.m. (New York City time) on October 27, 2025 (the “Outside Date”); provided, however, that if the Regulatory Condition has not been satisfied or, to the extent permitted by applicable law, waived on or prior to the Outside Date but all other conditions to Closing have been satisfied or, to the extent permitted by applicable law, waived on or prior to the Outside Date (other than those conditions that by their nature are to be satisfied at the Closing), the Outside Date may be extended by SpringWorks or Parent to 5:00 p.m. (New York City time) on January 27, 2026 by providing written notice to the other party; provided, further, that this right to terminate is not available to a party if such party has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach shall have proximately caused the occurrence of the failure of a Closing condition to occur on or prior to the Outside Date;

•
the Requisite Company Vote shall not have been obtained at the Special Meeting or at any postponement or adjournment thereof; or

•
any governmental order or law is in effect enjoining, restraining, prohibiting, preventing or otherwise making illegal the consummation of the Merger and such order or law has become final and non-appealable, whether before or after the Requisite Company Vote has been obtained; provided, however, that this right to terminate is not available to a party if such party has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach shall have proximately caused the failure of the Regulatory Condition or Legal Restraint Condition to occur.

Termination by SpringWorks
The Merger Agreement may be terminated at any time prior to the Effective Time by SpringWorks:
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if there has been an uncured breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub, that would cause the conditions with respect to the accuracy of representations and warranties or the performance of covenants of Parent and Merger Sub not to be satisfied; provided, that SpringWorks may not terminate the Merger Agreement unless such breach remains uncured upon the earlier of the Outside Date and 30 days after the date SpringWorks gives Parent notice of such breach; provided, further, that this right to terminate is not available to SpringWorks if it has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement that would be the primary cause of or primarily resulted in any condition to Parent’s and Merger Sub’s obligations to effect the Closing not being satisfied; or

•
at any time prior to obtaining the Requisite Company Vote, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to certain conditions.

Termination by Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by Parent:
•
if there has been an uncured breach of any representation, warranty, covenant or agreement made by SpringWorks, that would cause the conditions with respect to the accuracy of representations and warranties or the performance of covenants of SpringWorks not be satisfied; provided, that this right to terminate is not available to Parent unless such breach remains uncured upon the earlier of the Outside Date and the expiration of such 30-day period; provided, further, that this right to terminate is not available to Parent if either Parent or Merger Sub has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement that would be the primary cause of or primarily resulted in any condition to SpringWorks’ obligations to effect the Closing not being satisfied; or

•
at any time prior to obtaining the Requisite Company Vote, if SpringWorks’ Board shall have effected a Change of Recommendation, as described in the section of this proxy statement titled “The Merger Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Change of Recommendation”.

Termination Fee; Certain Expenses (page 100)
SpringWorks will be required to pay a termination fee to Parent equal to $145,600,000 (the “Termination Fee”), in the event the Merger Agreement is terminated:
•
by either SpringWorks or Parent if the Merger is not consummated by the Outside Date or the Requisite Company Vote has not been obtained at the Special Meeting or at any postponement or adjournment thereof and, in each case:

•
a bona fide Acquisition Proposal shall have been disclosed to the Board or following the execution and delivery of the Merger Agreement and prior to such termination, an Acquisition Proposal has been publicly announced and such Acquisition Proposal or announced intention shall not have been withdrawn without qualification (i) at least five business days prior to the Outside Date, with respect to any termination pursuant to the Merger not being consummated by the Outside Date or (ii) at least three business days prior to the date of the Special Meeting (including any postponement, recess or adjournment thereof), with respect to termination pursuant to the Requisite Company Vote having not been obtained; and

•
within 12 months after such termination, (i) SpringWorks or any of its subsidiaries shall have entered into a definitive Alternative Acquisition Agreement with respect to an Acquisition Proposal or (ii) there shall have been consummated any Acquisition Proposal (with “50%” being substituted in lieu of “20%” and “80%” in each instance thereof in the definition of “Acquisition Proposal” in the definition of “Alternative Acquisition Agreement”);

•
by Parent if a Change of Recommendation occurs at any time prior to obtaining the Requisite Company Vote; or

•
by SpringWorks in order to enter into an Alternative Acquisition Agreement with respect to an Acquisition Proposal, if (i) the Company and its subsidiaries have complied with their obligations with respect to a Change of Recommendation and Alternative Acquisition Agreement and (ii) the Company and its subsidiaries have not materially breached its obligations in connection with the no solicitation provisions of the Merger Agreement; provided, that the Company may not terminate the Agreement in such circumstances unless the Company shall have substantially concurrently with such termination paid to Parent the Termination Fee.

In no event will SpringWorks be required to pay the Termination Fee on more than one occasion.
Except in the case of fraud or Willful Breach (as defined in the Merger Agreement), in the event that Parent receives full payment of the Termination Fee, then receipt of the Termination Fee will be Parent’s sole remedy for the related termination of the Merger Agreement.
For more information, please see “The Merger Agreement — Termination Fee; Certain Expenses” beginning on page 100 of this proxy statement.
Expenses Generally (page 100)
Except as otherwise described in this proxy statement, including under “The Merger Agreement — Termination Fee; Certain Expenses” beginning on page 100 of this proxy statement, whether or not the  Merger is consummated, SpringWorks, Parent and Merger Sub are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the transactions contemplated by the Merger Agreement.
Market Prices and Dividend Data (page 105)
The Company Shares are listed on Nasdaq under the symbol “SWTX.” On [           ], 2025, the latest practicable trading day before the printing of this proxy statement, the closing price of the Company Shares on Nasdaq was $[       ] per share. You are encouraged to obtain current market quotations for the Company Shares.

SpringWorks has never declared or paid any cash dividends on the Company Shares, and SpringWorks does not currently intend to pay, nor under the Merger Agreement may SpringWorks pay without the prior written consent of Parent, any cash dividends on its capital stock.
Delisting and Deregistration of Company Shares (page 77)
If the Merger is consummated, following the Effective Time, the Company Shares will cease trading on Nasdaq and will be deregistered under the Exchange Act. As such, we would no longer file periodic reports with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf, contain “forward-looking statements” that do not directly or exclusively relate to historical facts. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “project,” “may,” “might,” “opinion,” “plan,” “possible,” “potential,” “should,” “will,” “would” and similar words or expressions. Stockholders are cautioned that any such forward-looking statements, such as statements about the consummation of the proposed Merger and the anticipated benefits thereof, are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described or incorporated by reference into this proxy statement, and the following factors:
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the inability to consummate the Merger within the anticipated time period, or at all, including, but not limited to, as a result of the failure to obtain the required approval of the Company Stockholders or the failure to satisfy the other conditions to the consummation of the Merger;

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the risk that the parties may be unable to obtain the regulatory approvals required to complete the Merger, or that the required regulatory approvals may delay the consummation of the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger;

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the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including, but not limited to, the risk that the Merger Agreement may be terminated in circumstances requiring us to pay a termination fee to Parent;

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the risk that our stock price may decline significantly, including below our stock price prior to the public announcement of the execution of the Merger Agreement, if the Merger is not consummated;

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the effect of the announcement, pendency or consummation of the Merger on our business relationships (including, but not limited to, employees, suppliers, vendors, other business partners and governmental entities), operating results, cash flows and SpringWorks’ business generally;

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risks that the proposed Merger may disrupt our current plans and operations or affect our ability to retain or recruit key employees;

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the response of competitors to the proposed Merger;

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the amount of the costs, fees, expenses and charges incurred by SpringWorks related to the Merger Agreement or the Merger;

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risks associated with the diversion of our management and employees attention from ongoing business operations due to the proposed transaction;

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the effect of the restrictions placed on our business activities pursuant to the Merger Agreement and the limitations on our ability to pursue certain business opportunities and alternatives to the Merger during the pendency of the Merger;

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the nature, cost and outcome of any litigation and other legal proceedings, including, but not limited to, any such proceedings related to the Merger and instituted against us and others;

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the fact that under the terms of the Merger Agreement, we are unable to solicit other Acquisition Proposals during the pendency of the Merger;

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the fact that receipt of the all-cash Merger Consideration would be taxable to our stockholders that are treated as U.S. Holders for United States federal income tax purposes;

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risks related to the implementation of our business model and strategic plans for our business, commercial products and product candidates;

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risks related to the advancement of product candidates into, and successful completion of, preclinical and clinical investigations, studies or clinical trials (together, “Clinical Trials”);

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risks and uncertainties related to regulatory application, review and approval processes and SpringWorks’ compliance with applicable legal and regulatory requirements;

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general industry conditions and competition; and

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risks related to the potential impact of general economic, political and market factors on the parties to the proposed Merger.

Consequently, there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, SpringWorks or its businesses or operations. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. The foregoing review of risks and uncertainties that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included in this proxy statement and elsewhere, including the risk factors included in SpringWorks’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described or incorporated by reference in this proxy statement, and other reports filed with the SEC.
Any forward-looking statement made in this proxy statement speaks only as of the date on which it is made. SpringWorks can give no assurance that the conditions to the Merger will be satisfied. You should not put undue reliance on any forward-looking statements. SpringWorks undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If SpringWorks does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

THE COMPANIES
SpringWorks Therapeutics, Inc.
SpringWorks is a Delaware corporation with principal executive offices located at 100 Washington Boulevard, Stamford, Connecticut 06902, telephone number (203) 883-9490. SpringWorks is a commercial-stage biopharmaceutical company applying a precision medicine approach to developing and commercializing life-changing medicines for underserved patient populations suffering from devastating rare diseases and cancer. SpringWorks has a differentiated portfolio of small molecule targeted oncology assets, including two approved products and several clinical and preclinical product candidates at various stages of development, and is advancing programs in rare tumor types as well as highly prevalent, genetically defined cancers. OGSIVEO (nirogacestat), SpringWorks’ first commercial product, is a novel, oral, selective gamma secretase inhibitor that is the first and only FDA-approved therapy for the treatment of adult patients with progressing desmoid tumors who require systemic treatment. GOMEKLI (mirdametinib), SpringWorks’ second commercial product, is an oral, small molecule mitogen-activated protein kinase kinases 1 and 2 inhibitor, for the treatment of adult and pediatric patients two years of age and older with neurofibromatosis type 1 who have symptomatic plexiform neurofibromas not amenable to complete resection. SpringWorks is seeking to expand the reach of nirogacestat and mirdametinib to additional geographies and is exploring opportunities for nirogacestat and mirdametinib in additional indications. In addition, SpringWorks is advancing a portfolio of earlier-stage product candidates in areas of high unmet need, including SW-682, an investigational, oral, small molecule transcriptional enhanced associate domain inhibitor for the potential treatment of Hippo-mutant solid tumors and SW-3431, an investigational, potentially first-in-class, small molecule activator of protein phosphatase 2A complexes. The Company Shares are listed on Nasdaq under the symbol “SWTX.” See “The Companies — SpringWorks Therapeutics, Inc.” beginning on page 27 of this proxy statement.
Merck KGaA, Darmstadt, Germany
Parent, a leading science and technology company, operates across life science, healthcare and electronics. More than 62,000 employees work to make a positive difference to millions of people’s lives every day by creating more joyful and sustainable ways to live. From providing products and services that accelerate drug development and manufacturing as well as discovering unique ways to treat the most challenging diseases to enabling the intelligence of devices — the company is everywhere. In 2024, Parent generated sales of € 21.2 billion in 65 countries. Parent holds the global rights to the name and trademark “Merck” internationally. The only exceptions are the United States and Canada, where the business sectors of Parent operate as MilliporeSigma in life science, EMD Serono in healthcare and EMD Electronics in electronics. Since its founding in 1668, scientific exploration and responsible entrepreneurship have been key to the company’s technological and scientific advances. To this day, the founding family remains the majority owner of the publicly listed company. Shares of Parent are listed on the Frankfurt Stock Exchange under the ticker symbol “MRK.” For more information about Parent, please visit Parent’s website at http://www.emdgroup.com. The information contained on Parent’s website or accessible through it (other than the documents incorporated by reference herein) does not constitute a part of this proxy statement or any other report or document on file with or furnished to the SEC.
EMD Holdings Merger Sub, Inc.
Merger Sub is a Delaware corporation and a direct, wholly owned subsidiary of Parent, with a registered office located at 251 Little Falls Drive, Wilmington, Delaware. Merger Sub was formed solely for the purpose of effecting the Merger and the transactions contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will cease to exist.

THE SPECIAL MEETING
We are furnishing this proxy statement to Company Stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to Company Stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held virtually on [      ], [      ], 2025, at [      ] Eastern Time. Company Stockholders as of the close of business on the Record Date will be able to virtually attend and vote at the Special Meeting by visiting meetnow.global/MX9TAMZ.
Company Shares held directly in your name as a stockholder of record may be voted at the Special Meeting via the Special Meeting website. Company Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website using the 15-digit control number included in your proxy materials. If you did not receive a 15-digit control number and wish to vote at the Special Meeting, you should follow the instructions from your bank, broker or other nominee, including any requirement to obtain a legal proxy.
Pre-Registering for the Special Meeting
In order to attend the Special Meeting, you must register in advance at meetnow.global/MX9TAMZ and provide the control number located on your voting instruction form or proxy card.
Purpose of the Special Meeting
At the Special Meeting, we will ask the Company Stockholders as of the Record Date to vote on the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal. If holders of Company Shares fail to adopt the Merger Agreement by approving the Merger Proposal, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Annex A and incorporated herein by reference, and the material provisions of the Merger Agreement are described under “The Merger Agreement” beginning on page 78 of this proxy statement.
This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about [       ], 2025.
Record Date; Shares Entitled to Vote; Quorum
Only Company Stockholders of record as of the close of business on [      ], 2025, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the Special Meeting will be available in our offices located at 100 Washington Blvd, Stamford, Connecticut 06902, during regular business hours for a period of at least 10 days before the Special Meeting.
As of the Record Date, there were [      ] Company Shares issued and outstanding and entitled to be voted at the Special Meeting.
A quorum of Company Stockholders is necessary to transact business at the Special Meeting. The Company’s Bylaws provide that a majority of the issued and outstanding Company Shares entitled to vote on any matters, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Company Shares present virtually during the Special Meeting will be considered Company Shares represented in person at the meeting. In general, Company Shares that were issued and outstanding as of the Record Date and are represented by a properly signed and returned proxy card will be counted as Company Shares present and entitled to vote at the Special Meeting for purposes of determining a quorum. Company Shares represented by proxies received but marked “ABSTAIN” will be included in the calculation of the number of Company Shares considered to be present at the Special Meeting for purposes of determining a quorum. If a beneficial owner of Company Shares held in street name gives voting instructions to the bank, broker or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those Company Shares will be deemed present at the Special

Meeting and for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal.
In the event that a quorum is not present at the Special Meeting, it is expected that the meeting would be adjourned to a later date to solicit additional proxies, and a quorum will have to be established at such adjourned date.
Vote Required; Abstentions and Broker Non-Votes
Each Company Share issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon. Adoption of the Merger Agreement by Company Stockholders is a condition to the closing of the Merger. A failure to vote your Company Shares or an abstention from voting for the Merger Proposal will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your Company Shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your Company Shares on the Merger Proposal will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes properly cast for and against such proposal. An abstention from voting for the Adjournment Proposal will have no effect on the Adjournment Proposal. If you hold your Company Shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your Company Shares on the Adjournment Proposal will have no effect on the Adjournment Proposal.
Approval of the Compensation Proposal requires the affirmative vote of a majority of the votes properly cast for and against such proposal. An abstention from voting for the Compensation Proposal will have no effect on the Compensation Proposal. If you hold your Company Shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your Company Shares on the Compensation Proposal will have no effect on the Compensation Proposal.
Company Shares Held by Directors and Executive Officers
As of the close of business on the Record Date, directors and executive officers of SpringWorks and their affiliates beneficially owned and were entitled to vote, in the aggregate, [     ] Company Shares, which represented approximately [     ]% of the Company Shares issued and outstanding on that date.
Voting; Proxies
Voting at the Special Meeting
You can vote at the virtual Special Meeting, which will be held on [         ], [         ], 2025 at [     ] Eastern Time at meetnow.global/MX9TAMZ.
You also may authorize the persons named as proxies on the proxy card to vote your shares by returning the proxy card in advance by mail, over the Internet or by telephone. Although SpringWorks offers four different voting methods, SpringWorks encourages you to vote over the Internet or by telephone as SpringWorks believes they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the Special Meeting, so that the vote count will not be delayed.
Providing Voting Instructions by Proxy
To ensure that your Company Shares are voted at the Special Meeting, we recommend that you submit your proxy or provide voting instructions for your Company Shares held in “street name” to your bank, broker or other nominee promptly, even if you plan to attend the Special Meeting.

Company Shares Held by Record Holders
If you are a stockholder of record and your Company Shares are registered in your name with our transfer agent, Computershare, you may submit your proxy using one of the methods described below.
Submit a Proxy by Telephone or via the Internet.   This proxy statement is accompanied by a proxy card with instructions for submitting a proxy. You can grant a proxy by telephone by calling the toll-free number 1-800-690-6903 or via the Internet by following the instructions specified on the enclosed proxy card. Votes submitted by telephone or via the Internet for the matters brought before the Special Meeting as described in this proxy statement must be received by 11:59 p.m. Eastern Time on [     ], [       ], 2025, the day preceding the Special Meeting. Your Company Shares will be voted as you direct, and in the same manner as if you had completed, signed, dated and returned your proxy card, as described below. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone.
Submit a Proxy Card.   If you complete, sign, date and return the enclosed proxy card by mail so that it is received prior to 11:59 p.m. Eastern Time on [     ], [       ], 2025, the day preceding the Special Meeting, your Company Shares will be voted in the manner directed by you on your proxy card.
Voting instructions are included on your proxy card. All Company Shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. If you sign, date and return your proxy card without indicating how you wish to vote, such Company Shares represented by your properly signed proxy card will be voted “FOR” each of the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal. If you fail to return your proxy card and you are a holder of record as of the close of business on the Record Date, unless you attend the Special Meeting, your Company Shares will not be considered present at the Special Meeting for purposes of determining whether a quorum is present, and your failure to vote will have the same effect as a vote “AGAINST” the Merger Proposal and will have no effect on the vote regarding the Adjournment Proposal or the Compensation Proposal.
Company Shares Held in “Street Name”
If your Company Shares are held in “street name” through a bank, broker or other nominee, your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your Company Shares. You may cause your Company Shares to be voted through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee, or by the Internet or telephone through your bank, broker or other nominee by following the instructions provided to you by them if such a service is available, or by attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, by contacting your bank, broker or other nominee to obtain a control number so that you may vote.
Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote your Company Shares on “routine” matters if you fail to instruct your bank, broker or other nominee on how to vote your Company Shares with respect to such matters. A “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of the relevant shares. SpringWorks does not expect any broker non-votes at the Special Meeting because the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal described in this proxy statement are “non-routine” matters, and your bank, broker or other nominee therefore cannot vote on these proposals without your instructions. Accordingly, if you do not return your bank’s, broker’s or other nominee’s voting form, do not provide voting instructions via the Internet or telephone through your bank, broker or other nominee, if applicable, or do not attend the Special Meeting and vote in person with a “legal proxy” from your bank, broker or other nominee, your Company Shares will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting, and your failure to vote will have the same effect as if you voted “AGAINST” the Merger Proposal and will have no effect on the Adjournment Proposal and the Compensation Proposal. However, if a beneficial owner of shares of common stock held in street name gives voting instructions to the bank, broker or other nominee with respect to one of the proposals, but gives no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting and for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal. For Company Shares held in “street name,” only Company Shares affirmatively voted “FOR” the Merger Proposal, the Adjournment Proposal, or the Compensation Proposal will be counted as a vote in favor of such proposal.
Revocability of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
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delivering a written notice of revocation of your proxy to our Corporate Secretary at SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Corporate Secretary, prior to the Special Meeting;

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signing a new proxy card with a date later than the date of the previously submitted proxy card relating to the same Company Shares and returning it to us by mail prior to the Special Meeting;

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submitting a new proxy by telephone prior to 11:59 p.m. Eastern Time on [      ], [        ], 2025, the day preceding the Special Meeting;

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submitting a new proxy by Internet prior to 11:59 p.m. Eastern Time on [      ], [       ], 2025, the day preceding the Special Meeting; or

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attending the Special Meeting and voting thereat (simply attending the Special Meeting will not cause your proxy to be revoked).

Please note, however, that only your last-dated proxy will count. Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to SpringWorks or by sending a written notice of revocation to SpringWorks, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by SpringWorks before the Special Meeting.
If you hold your Company Shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote or submit new voting instructions. You may also vote in person at the Special Meeting with your control number, or, if you did not obtain a control number, by contacting your bank, broker or other nominee to obtain a control number. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.
Abstentions
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of Company Shares represented at the Special Meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have the same effect as a vote “AGAINST” the Merger Proposal, but will have no effect on the Compensation Proposal or the Adjournment Proposal.
Adjournments and Postponements
Although it is not currently expected, subject to certain restrictions in the Merger Agreement, the Special Meeting may be adjourned or postponed, among other reasons, for the purpose of soliciting additional proxies. If a quorum is not present, then under the Company’s Bylaws, the presiding officer shall have power to adjourn the Special Meeting until a quorum is present or represented, and notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. However, the Company’s Bylaws provide that if any such adjournment is for more than 30 days, or if after an adjournment a new record date for determining stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.
If the Special Meeting is adjourned or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.
In the event that there is present at the Special Meeting, in person or by proxy, sufficient favorable voting power to secure the vote of the Company Stockholders necessary to adopt the Merger Agreement, we do not currently anticipate that we will adjourn or postpone the Special Meeting.
Board Recommendation
The Board, after considering the various factors more fully described under “The Merger — Recommendation of the SpringWorks Board of Directors and Reasons for the Merger” beginning on page 45 of this proxy statement, (i) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, (ii) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of SpringWorks and the holders of Company Shares, and (iii) resolved to recommend that the holders of Company Shares adopt the Merger Agreement (the matters described in clauses (i) through (iii), the “Board Recommendation”) and (iv) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the Transactions, including the Merger.
The Board recommends that you vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal.
Solicitation of Proxies
The Board is soliciting your proxy, and we will bear the cost of the solicitation of proxies.
We have retained MacKenzie to solicit proxies in connection with the Special Meeting at a cost of approximately $20,000 plus expenses. We will also indemnify the proxy solicitor against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of Company Shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax, over the Internet or other means of communication. No additional compensation will be paid for such services.
Anticipated Date of Consummation of the Merger
We currently anticipate that the Merger will be consummated in the second half of 2025, assuming satisfaction or, to the extent permitted by applicable law, waiver of all of the conditions to the Merger. However, the Merger is subject to various conditions, and it is possible, including as a result of factors outside the control of SpringWorks and Parent, that the Merger will be consummated at a later time or not at all.
Appraisal Rights
If the Merger is consummated, stockholders who do not wish to accept the applicable merger consideration are entitled to seek appraisal of their Company Shares under Section 262 of the DGCL and, if all procedures described in Section 262 of the DGCL are strictly complied with, to receive payment in cash for the fair value of their Company Shares, their Company Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of Company Shares as determined by the Delaware Court of Chancery may be more or less than, or the same as, the consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262. Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the consideration that they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their Company Shares following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their Company Shares determined under Section 262 of the DGCL could be more than, the same as or less than the consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 of the DGCL is required. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262 of the DGCL, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record of Company Shares and a beneficial owner who (i) continuously holds or beneficially owns, as applicable, such shares through the Effective Time, (ii) has not consented to the Merger in writing, voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262 of the DGCL, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares, and (v) in the case of a beneficial owner, is a person who (a) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (b) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (c) provides an address at which such beneficial owner consents to receive notices given by SpringWorks and to be set forth on the Chancery List (as defined in the section entitled “The Merger — Appraisal Rights” beginning on page 69 of this proxy statement), will be entitled to receive the fair value of his, her or its Company Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
A copy of Section 262 of the DGCL is attached to this proxy statement as Annex D. The foregoing summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section entitled “The Merger — Appraisal Rights” beginning on page 69 of this proxy statement and Annex D.
Householding of Special Meeting Materials
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
We will promptly deliver a separate copy of our proxy statement to any stockholder without charge upon a written request or verbal request to SpringWorks Therapeutics, Inc., Attention: Corporate Secretary, 100 Washington Boulevard, Stamford, Connecticut 06902, telephone number (203) 883-9490. Company Stockholders sharing an address that are receiving multiple copies of this proxy statement can request delivery of a single copy of the proxy materials by contacting their bank, broker or other intermediary or sending a written request to us at the address above.

Questions and Additional Information
If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor:
7 Penn Plaza
New York, New York 10001
proxy@mackenziepartners.com
Call Collect: 212-929-5500
Or
Toll-Free (800) 322-2885
If your bank, broker or other nominee holds your Company Shares, you should also call your bank, broker or other nominee for additional information.

THE MERGER
The following is a description of the material aspects of the Merger. This discussion of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.
Certain Effects of the Merger on SpringWorks
If the Merger Agreement is adopted by the Company Stockholders and the other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into SpringWorks, with SpringWorks continuing as the Surviving Corporation and a wholly owned subsidiary of Parent.
The Company Shares are listed and trade on Nasdaq under the symbol “SWTX.” As a result of the Merger, SpringWorks will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent. Prior to the Effective Time, we will cooperate with Parent to delist the Company Shares from Nasdaq and deregister the Company Shares under the Exchange Act, provided that such delisting and deregistration will not be effective until after the Effective Time. Upon such delisting and deregistration, we will no longer be a publicly traded company and will no longer be required to file periodic reports with the SEC, in each case in accordance with applicable law, rules and regulations. If the Merger is consummated, you will not own any shares of the capital stock of the Surviving Corporation or Parent.
Effect on SpringWorks if the Merger Is Not Consummated
If the Merger Agreement is not adopted by the affirmative vote of holders of at least a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon or if the Merger is not consummated for any other reason, Company Stockholders will not receive any payment for their Company Shares pursuant to the Merger Agreement. Instead, SpringWorks will remain a public company, the Company Shares will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.
Furthermore, if the Merger is not consummated, depending on the circumstances that caused the Merger not to be consummated, the price of the Company Shares may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Company Shares would return to the price at which the Company Shares traded prior to the public announcement of the execution of the Merger Agreement on April 27, 2025 or as of the date of this proxy statement.
Accordingly, if the Merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your Company Shares. If the Merger is not consummated, the Board will continue to evaluate and review our business, operations, assets, operating results, financial condition, prospects and business strategy, among other things, and make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the Merger Agreement is not adopted by the affirmative vote of holders of at least a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon or if the Merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to SpringWorks will be offered or that our business, prospects or results of operations will not be adversely impacted.
In addition, upon termination of the Merger Agreement, under specified circumstances, SpringWorks may be required to pay Parent a termination fee, as described under the section titled “The Merger Agreement — Termination Fee; Certain Expenses” beginning on page 100 of this proxy statement.
Merger Consideration
At the Effective Time, by virtue of the Merger and without any action on the part of the holder, all Company Shares issued and outstanding immediately prior to the Effective Time, other than Excluded Shares will be converted into the right to receive $47.00 in cash, without interest and less any applicable withholding taxes, and will cease to be outstanding, will automatically be cancelled and will cease to exist, and each certificate representing any Eligible Shares immediately prior to the Effective Time and each book-entry account representing any non-certificated Eligible Share immediately prior to the Effective Time, will thereafter only represent the right to receive $47.00 in cash, without interest and less any applicable withholding taxes. Each Company Share owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent, SpringWorks or any wholly owned subsidiary of SpringWorks, and in each case not held on behalf of third parties immediately prior to the Effective Time will automatically be cancelled without any conversion and will cease to exist and no payment or distribution will be made.
At the Effective Time, each outstanding Company Option (or portion thereof) that is vested as of immediately prior to the Effective Time will automatically be cancelled and will entitle the holder thereof to receive (without interest) an amount in cash (less applicable tax withholding) equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such vested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such vested Company Option immediately prior to the Effective Time. Any vested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
At the Effective Time, each Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time will automatically cease to represent an option to purchase Company Shares and will be converted into a Parent Cash-Based Option Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such unvested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such unvested Company Option immediately prior to the Effective Time. Each Parent Cash-Based Option Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the unvested Company Option immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based Option Award will vest, subject to the applicable holder’s continued employment with Parent through such date. Any unvested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
At the Effective Time, each Company RSU, whether vested or unvested, will cease to represent a restricted stock unit award denominated in Company Shares and will be converted into a Parent Cash-Based RSU Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration. Each Parent Cash-Based RSU Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the Company RSU immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based RSU Award will vest, subject to the applicable holder’s continued employment with Parent through such date.
At the Effective Time, each Company PSU, whether vested or unvested, will automatically cease to represent a performance share unit award denominated in Company Shares and only entitle the holder thereof to receive (without interest) an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company PSU immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement and (ii) the Merger Consideration.
After the Merger is consummated, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a SpringWorks stockholder as a result of the Merger (except that any holder of Company Shares for which appraisal rights have been so duly demanded will have those rights granted under Section 262 of the DGCL), nor will you be entitled to receive any shares in Parent or the Surviving Corporation.
Each of the Paying Agent, the Surviving Corporation, and Parent (and any of their respective affiliates) will be entitled to deduct and withhold from the consideration payable pursuant to the Merger Agreement such amounts as are required to be deducted and withheld therefrom under applicable tax laws. If the Paying Agent, the Surviving Corporation, or Parent (or any of their respective affiliates), as the case may be, so deducts and withholds amounts and timely and properly remits such amounts to the applicable governmental authority, such amounts will be treated for all purposes under the Merger Agreement as having been paid to the person to whom such amounts would otherwise have been paid.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board or the representatives of SpringWorks, Parent and other parties.
As part of the Company’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board and management of the Company periodically review, consider and assess the Company’s operations and financial performance and overall industry, macroeconomic and geopolitical conditions, as they may affect those strategic goals and plans, with the goal of enhancing stockholder value. This review at times includes, among other things, the consideration of potential opportunities for strategic collaborations, business combinations, acquisitions and other financial and strategic alternatives.
On June 25, 2024, Saqib Islam, the Company’s Chief Executive Officer, attended an industry conference in Barcelona, Spain and was introduced to Dr. Matthias Müllenbeck, Senior Vice President, Head of Global Business Development and Alliance Management of Parent’s Healthcare Division. At the end of the meeting, Dr. Müllenbeck indicated that he would like to continue discussions and learn more about the Company and its business.
On July 1, 2024, senior members of Company management, including Dr. Badreddin Edris, the Company’s Chief Operating Officer, met with representatives of Parent to further discuss the Company’s business and its products. During the discussion, Parent indicated a desire to enter into a non-disclosure agreement in order to receive additional information regarding the business and explore a potential strategic transaction between the parties.
On July 5, 2024, the Company and Parent entered into a mutual confidential disclosure agreement. Such mutual confidential disclosure agreement did not contain a standstill provision, but included a customary employee non-solicitation provision prohibiting Parent from soliciting Company employees, subject to certain customary exceptions. Mr. Islam and Dr. Edris apprised the Board of the discussions with Parent, including management’s preparation for a discussion with management that would be held with Parent and other potential strategic counterparties at the appropriate time.
On July 16, 2024, representatives of Parent attended a discussion with the Company’s management, including with Dr. Edris and Bhavesh Ashar, the Company’s Chief Commercial Officer, on the Company’s lead products, financial condition and operations.
On July 18, 2024, senior members of Company management, including Dr. Edris and Benjamin Adler, the Company’s Vice President of Strategy and Business Development, met with representatives of Parent, to discuss next steps in a potential transaction between the parties.
Following these meetings, Mr. Islam updated and consulted with individual members of the Board on potential next steps in further exploring a potential strategic transaction with Parent and on outreach generally to other potential interested counterparties.
On September 3, 2024, Mr. Islam met with a senior executive of Party B. Party B indicated in this meeting that any potential transaction between Party B and the Company would likely be structured as a carve-out or other similar structure resulting in an acquisition by Party B of only the nirogacestat business.
On September 11, 2024, representatives of the Company and Parent held a diligence session regarding intellectual property matters. The parties held multiple diligence sessions regarding intellectual property, commercialization and regulatory matters throughout the next several weeks until Parent submitted its initial offer on October 23, 2024.
During September 2024, Mr. Islam spoke with each of the directors about retaining financial advisors to assist the Company in the strategic transaction process, and solicited their recommendations for such.

On September 25, 2024, with the support of the Board, based on the reputation and industry expertise of Centerview, the Company entered into a customary confidentiality agreement with Centerview in connection with its potential engagement as joint financial advisor to the Board with respect to a potential strategic transaction, including a potential sale of the Company. At such time, the Board also determined, based on the reputation and industry expertise of Goldman Sachs, as well as its familiarity with the Company, that it would retain Goldman Sachs as joint financial advisor to the Board in connection with a potential strategic transaction, including a potential sale of the Company.
On October 23, 2024, Parent submitted a written non-binding expression of interest to acquire all of the outstanding shares of the Company for $44.00 per share in cash, subject to completion of critical due diligence and the negotiation of a definitive agreement (the “October 23 proposal”). The October 23 proposal noted that it was not subject to any financing condition and included a request for additional due diligence.
Also on October 23, 2024, Mr. Islam and Dr. Edris met with representatives of Party B to discuss generally the Company’s timeline for a potential strategic transaction. During this meeting, Mr. Islam and Dr. Edris conveyed that the Company was willing to consider an offer from Party B for only the nirogacestat business and encouraged Party B to enter into a confidentiality agreement in order to progress their diligence.
On October 24, 2024, the Board held a meeting at which senior members of Company management and representatives of Centerview, Goldman Sachs and Goodwin Procter LLP (“Goodwin”), outside counsel to the Company, were present. At this meeting, the representatives of Centerview and Goldman Sachs reviewed a summary of the key terms of the October 23 proposal, and the representatives of Goodwin reviewed the fiduciary duties of the directors in evaluating a potential sale of the Company, in light of the proposal submitted by Parent, and the Board’s review of Parent’s proposal. The Board also discussed whether any other pharmaceutical and biotechnology companies might have interest in a potential strategic transaction with the Company, including weighing the potential benefits of outreach to other potential counterparties against the potential risks, as well as the risk of leaks inherent in such a process and the potential impact on the Company’s business of such leaks. At the conclusion of this discussion, the Board determined that the Company should prioritize reaching out to those parties that would be most likely to have interest in an acquisition of the whole Company, be able to move decisively and have the ability to consummate a transaction of the size and nature of the Company. Accordingly, in addition to continuing discussions with Parent and Party B, the Board authorized Centerview and Goldman Sachs to contact seven additional strategic counterparties, which were discussed at the Board meeting, to invite such parties to evaluate their interest in a potential strategic transaction with the Company. The Board discussed with its advisors contacting non-strategic counterparties as well, but the Board ultimately determined to focus on strategic counterparties due to the low likelihood a non-strategic counterparty would be interested in a strategic transaction involving the Company’s business at an attractive price. The Board then discussed Parent’s request for additional priority due diligence items and authorized management to provide Parent with such items. The Board concluded that it would not be willing to enter into a transaction with Parent based on the terms of the October 23 proposal, but that it was willing to continue to explore a potential transaction with Parent with the expectation that the valuation could be increased following additional limited diligence.
Following such meeting, at the direction of the Board, beginning on October 24, 2024, representatives of Centerview and Goldman Sachs contacted the seven additional counterparties to evaluate their interest in a potential strategic transaction with the Company. Each such party ultimately declined to proceed in such discussions and none entered into nondisclosure agreements with the Company.
On October 29, 2024, at the direction of the Board, representatives of Centerview and Goldman Sachs contacted an executive of Parent to indicate the Board’s position that the price in the October 23 proposal was not sufficient, but that the Company was willing to provide limited diligence to allow Parent to formulate a proposal with additional value. On November 2, 2025, at the direction of the Board, representatives of Centerview and Goldman Sachs contacted representatives of J.P. Morgan Securities LLC (“JPM”), Parent’s financial advisor, to convey the same message.
On October 30, 2024, the Company entered into a customary non-disclosure agreement with Party B to further explore a potential strategic transaction. Such non-disclosure agreement contained a customary standstill provision that prohibited Party B, for an agreed-upon period from the date of the agreement, from proposing to acquire or acquiring the Company and from taking certain other actions, including soliciting proxies, without the prior consent of the Company and included a so-called “don’t ask, don’t waive” provision, subject to the ability of Party B to make certain confidential proposals to the Company and to certain customary fall-away provisions to the standstill in the event of the entry into, commencement or public announcement of certain change of control transactions involving the Company and any third party. The agreement also contained a customary employee non-solicitation provision. Following the execution of the non-disclosure agreement, representatives of the Company and Party B conducted several diligence sessions regarding intellectual property and commercial matters as it related to nirogacestat.
On October 31, 2024, Dr. Edris, Mr. Ashar and other members of Company management met with representatives of Party B to discuss the potential commercial opportunity for nirogacestat, including manufacturing and intellectual property matters.
Through the months of November 2024 through February 2025, Mr. Islam provided the Board with regular updates on the status of a potential strategic transaction with Parent and ongoing discussions with Party B, and the members of the Board gave direction to Mr. Islam to continue to progress the potential strategic transaction with Parent and keep the Board apprised of all developments.
On November 3, 2024, representatives of the Company and Parent discussed remaining key diligence items and on November 4, 2024, Parent was provided access to the Company’s virtual data room. Company management proceeded to conduct multiple due diligence sessions with representatives of Parent and to respond to written diligence requests.
On November 13, 2024, Dr. Edris and Mr. Ashar met with representatives of Party B to further discuss the potential commercial opportunity for nirogacestat.
On November 19, 2024, Mr. Islam met with a senior executive of Party B to further discuss the Company’s business. While such representative of Party B continued to express an interest in nirogacestat, the Party B representative could not confirm whether Party B would be submitting an offer at that time.
On December 10, 2024, at a regularly scheduled Board meeting, Mr. Islam provided a general update on discussions with Parent and Party B and that none of the other seven potential counterparties that representatives of Centerview and Goldman Sachs contacted had entered into discussions with the Company about a possible transaction or entered into nondisclosure agreements with the Company regarding the same.
On December 12, 2024, Mr. Islam and Dr. Edris met with representatives of Party B to discuss organizational considerations in the context of an acquisition of the nirogacestat business. At the direction of the Board, Mr. Islam and Dr. Edris reiterated that the Company would consider a proposal from Party B for an alternative transaction structure. Following the meeting, Mr. Islam and Dr. Edris provided an update to each of the individual directors.
On January 31, 2025, representatives of Sullivan & Cromwell LLP (“S&C”), outside counsel to Parent, delivered to Goodwin an initial draft of a proposed merger agreement for the proposed transaction, which included the following key terms: (1) the definition of “Material Adverse Effect”, which generally defines the standard for closing risk, without exceptions for regulatory, clinical or similar events or developments, (2) the conversion of unvested Company Options and Company RSU Awards into cash-based awards that would continue to vest post closing in accordance with their terms, but accelerate upon a termination without cause, and the cashing out of Company PSU Awards at closing based on the Merger Consideration, (3) extensive, broad representations and warranties of the Company, (4) limitations on the required efforts of Parent to obtain necessary antitrust approvals, (5) the right of the Company to accept a Superior Proposal after providing Parent with a right to match such proposal, with a “Superior Proposal” defined as a bona fide proposal to acquire all or substantially all of the stock or assets of the Company that is deemed to be more favorable to the Company’s stockholders from a financial point of view than the Merger, (6) a requirement to keep Parent informed on the status of all regulatory approval processes, provide copies of all related materials and consult with Parent with respect to such matters (the “Regulatory Covenants”), and (7) payment of a termination fee by the Company under certain circumstances, including in the event of a material breach by the Company or any of its representatives of the no-shop provisions of the merger agreement, but without a proposal for the amount for such fee.

On February 1, 2025, Parent submitted a revised non-binding written proposal to acquire all of the outstanding shares of the Company for $48.00 per share in cash (the “February 1 proposal”), along with the initial draft of a proposed merger agreement for the proposed transaction that S&C shared with Goodwin on January 31, 2025. The $48.00 per share offer price implied a premium to the Company’s closing price of $37.50 on January 31, 2025 of approximately 28%, a premium of 33% to the 10-day VWAP of $36.22 as of January 31, 2025 and a premium of 61% to the Company’s closing price of $29.80 on October 22, 2024, the last day prior to the October 23 proposal. The February 1 proposal represented a $4 per share increase on Parent’s original offer price per share submitted on October 23, 2024. The letter noted that key remaining diligence items included, among other things, certain EMA regulatory approval matters regarding nirogacestat and mirdametinib, as well as broader confirmatory diligence items that had not been a part of the agreed initial due diligence process.
On February 3, 2025, the Board held a meeting at which senior members of Company management and representatives of Centerview, Goldman Sachs and Goodwin were present. At this meeting, Mr. Islam reported to the Board on his conversations to date with representatives of Parent, noting that Parent stated its commitment to completing a transaction expeditiously. Representatives of Goodwin reviewed the fiduciary duties of the directors in the context of reviewing the February 1 proposal, the Board’s evaluation of strategic alternatives generally and the Board’s review of the Company’s standalone, long-range plan. The representatives of Centerview and Goldman Sachs then reviewed a summary of the key terms of the February 1 proposal and provided an update on the outreach to other potential bidders that was conducted by Centerview and Goldman Sachs at the direction of the Board following receipt of the October 23 proposal, as described above, which did not yield any further inquiries or indications of interest. The representatives of Centerview and Goldman Sachs noted that while there had been multiple discussions with Party B on a potential transaction between Party B and the Company, Party B had been focused on acquiring certain assets of SpringWorks rather than the entire company. Additionally, it was noted that Party B did not submit an offer to acquire any such assets or the Company as a whole, and was no longer actively conducting due diligence on the Company. Representatives of Centerview and Goldman Sachs also noted that no other party had submitted an indication of interest for a potential strategic transaction with the Company or expressed interest in entering into discussions regarding a potential strategic transaction despite the previous outreach described above. The Board also reviewed and discussed management’s standalone, long-range plan, including the related methodology for preparation of the plan, the underlying assumptions and related risks, and the preliminary financial projections for 2025 through 2043 that had been prepared based on such long-range plan (see the “February 2025 Projections” in the section of this proxy statement titled “— Certain Unaudited Prospective Financial Information”). Following discussion, the Board approved the February 2025 Projections for the reliance and use by Centerview and Goldman Sachs in connection with providing their respective preliminary financial analyses with respect to the Board’s evaluation of a potential transaction; however, such Projections were not used or relied upon by Centerview or Goldman Sachs in connection with rendering their respective opinions to the Board and performing their respective related financial analyses as described in the section of this proxy statement captioned “— Opinions of the Company’s Financial Advisors”. The representatives of Centerview and Goldman Sachs then reviewed certain preliminary financial analyses related to the February 1 proposal. Representatives of Goodwin also reviewed key issues contained in the initial draft merger agreement received on January 31, 2025 as described above. The Board then discussed potential responses to Parent regarding its proposal and related process considerations. Following this discussion, the Board authorized Centerview and Goldman Sachs to make a counteroffer to Parent of $52.00 per share. The Board also concluded that it was not advisable at such time to contact Party B or the other potential counterparties to reengage in discussions about a possible transaction.
Later that day, at the direction of the Board, representatives of Centerview and Goldman Sachs contacted representatives of JPM, and communicated the Board’s counteroffer of $52.00 per share.
On February 4, 2025, representatives of JPM conveyed to representatives of Centerview and Goldman Sachs that while Parent could not transact at a price of $52.00 per share, it would be willing to increase its offer made on February 1 to $50.00 per share, subject to the parties entering into an exclusivity agreement through February 28, 2025 (the “February 4 proposal”). Representatives of JPM stated that without exclusivity, Parent’s offer would be for $49.00 per share. Following such discussion, JPM sent to representatives of Centerview and Goldman Sachs a draft exclusivity agreement on behalf of Parent reflecting the foregoing.

Later that day, the Board held a meeting at which senior members of Company management and representatives of Centerview, Goldman Sachs and Goodwin were present. Representatives of Centerview and Goldman Sachs updated the Board on their conversation with representatives of JPM on February 3, 2025 to convey the Board’s counteroffer of $52.00 per share and shared the details of the February 4 proposal. The representatives of Centerview and Goldman Sachs then reviewed certain preliminary financial analyses related to the February 4 proposal. Representatives of Goodwin then reviewed the fiduciary duties of the directors in this context, including with respect to entering into exclusivity with Parent once the Company’s market check is complete. Following discussion, the Board determined that it was prepared to move forward with a transaction with Parent at a price of $50.00 per share, concluding that based on the response to the previous outreach and diligence performed to date, it was unlikely that another bidder would be interested in pursuing a strategic transaction with the Company at an acceptable price per share at such time. The Board also determined to negotiate for a shorter exclusivity period, to expire on February 20, 2025, the date the Company was scheduled to report FY 2024 earnings, but that the Board would accept and approve of entering into exclusivity with Parent until February 28, 2025, should Parent remain firm on the length of the exclusivity period. The Board then authorized the Company to enter into the exclusivity agreement with Parent through February 28, 2025 or such shorter duration as the Company was able to negotiate, and for the Company and its financial and legal advisors to negotiate, on behalf of the Board, with Parent the terms of the merger agreement and other definitive transaction documents.
On February 5, 2025, the parties entered into the exclusivity agreement, which provided for exclusivity until 11:59 p.m. New York City time on February 20, 2025. During such exclusivity period and thereafter, the parties held several diligence sessions, and the Company continued to respond to written diligence requests from Parent.
On February 6, 2025, Goodwin sent a revised draft of the merger agreement to S&C, which included, among other things, (1) exceptions to the definition of “Material Adverse Effect” for any regulatory, clinical and similar events related to the products or product candidates of the Company or any competitor of the Company, (2) a footnote stating the Company’s view that all equity awards should accelerate and vest at closing, (3) more stringent efforts obligations of Parent to obtain required antitrust approvals, (4) a “Superior Proposal” defined as a bona fide proposal to acquire a majority of the stock or assets of the Company that is deemed to be more favorable to the Company’s stockholders from a financial point of view than the Merger, (5) certain limitations on the Regulatory Covenants based on materiality, (6) a termination fee equal to 2.0% of the equity value of the Company in the proposed transaction and (7) the deletion of Parent’s right to collect the termination fee in the event of a material breach of the non-solicitation provisions by the Company or its representatives.
On February 9, 2025, S&C sent a revised draft of the merger agreement to Goodwin, which included, among other things, (1) the deletion of the proposed regulatory exceptions to the definition of “Material Adverse Effect”, (2) treatment of equity awards as initially proposed in the draft of the merger agreement delivered on January 31, 2025, (3) Regulatory Covenants that were substantially similar to those reflected in the initial draft of the merger agreement delivered on January 31, 2025 and (4) a termination fee equal to 3.5% of the equity value of the Company in the proposed transaction.
On February 10, 2025, prior to the close of trading, a news article was published by Reuters reporting that, based on information from unnamed sources, the Company and Parent were discussing a potential strategic transaction. Following the article and on the same day, Parent issued an ad hoc notification pursuant to Article 17 of the Regulation (EU) No 596/2014 (MAR) confirming advanced discussions with the Company but noting that no legally binding agreement has been entered into and that critical conditions had not yet been met. The closing price of the Company’s shares rose from $40.28 per share on February 7, 2025 (the last trading day prior to when the article was published) to $54.00 per share on February 10, 2025.
On February 11, 2025, the Company announced that GOMEKLI™ (mirdametinib), its second commercial product, was approved by the FDA for the treatment of adult and pediatric patients 2 years of age and older with neurofibromatosis type 1 (NF1) who have symptomatic plexiform neurofibromas (PN) not amenable to complete resection (the “FDA Approval”).
On February 12, 2025, the Board held a meeting at which senior members of Company management and representatives of Goodwin were present. The Board discussed the formal engagement of each of Centerview and Goldman Sachs as the Company’s financial advisors in connection with a potential strategic transaction. Representatives of Goodwin reviewed with the Board the customary relationship disclosures letters provided by each of Centerview and Goldman Sachs regarding certain relationships between each of Centerview and Goldman Sachs and Parent during the preceding two-year period, and the material terms of the proposed engagement letters with Centerview and Goldman Sachs, respectively. Following discussion and review of such customary relationship disclosure letters, the Board determined that there were no material investment banking relationships with Parent that would impact either of Centerview’s or Goldman Sachs’ ability to act independently and effectively as financial advisors to the Company in relation to a potential transaction with Parent and approved the engagement of Centerview and Goldman Sachs on the terms presented at the meeting. The Board also discussed whether to contact additional strategic counterparties in light of the article published on February 10 regarding a potential transaction. However, because neither the Company nor its advisors received any inbound interest following such article, the Board determined not to contact additional counterparties or attempt to re-engage with the eight parties that the Company had engaged with prior to February 10, including Party B. The Board also asked questions of management regarding the potential impact the FDA Approval has on management’s long-range plan approved by the Board and discussed potential revisions to such long-range plan. The Board then discussed the performance of Company PSUs held by Mr. Islam in accordance with the terms of his existing award agreement and certified performance in light of the FDA Approval obtained on February 11, 2025. The treatment of Company PSUs in connection with the Merger is described in more detail in the section of this proxy statement titled “Interests of the Directors and Executive Officers of SpringWorks in the Merger — Treatment of Equity and Equity-Based Awards — Company PSUs”. Following such discussion, the Board instructed Goodwin to revise and negotiate the merger agreement with S&C.
The Company entered into an engagement letter with Centerview on February 12, 2025 and an engagement letter and non-disclosure agreement with Goldman Sachs on February 13, 2025.
On February 13, 2025, Goodwin sent a revised draft of the merger agreement to S&C, which included, among other things, (1) reinsertion of the regulatory exceptions to the definition of “Material Adverse Effect”, (2) an indication that treatment of equity awards was subject to further discussion between the parties, but that any rollover of equity awards should include certain “good reason” vesting protection, and (3) a termination fee equal to 2.75% of the equity value of the proposed transaction.
On February 16, 2025, members of Company management met with representatives of Parent to discuss the status of certain regulatory applications in Europe. Following the meeting, Parent submitted additional written requests to which the Company provided responses and representatives of each party conducted follow-up diligence sessions.
On February 18, 2025, the Board held a meeting at which senior members of Company management and representatives of Centerview, Goldman Sachs and Goodwin were present. Mr. Islam updated the Board on recent meetings with representatives of Parent to discuss certain regulatory matters, noting that Parent stated that it requires further clarity on regulatory approvals in Europe before moving forward with the proposed transaction.
On February 20, 2025, the Company filed its annual report on Form 10-K with the SEC.
On March 7, 2025, Mr. Islam held a teleconference with Dr. Danny Bar-Zohar, Global Head of R&D and Chief Medical Officer, and incoming CEO, of Parent’s Healthcare Division, to discuss certain transaction matters in light of Parent’s ongoing due diligence and the Company’s regulatory process. Over the next few weeks and through the month of April, Mr. Islam and Dr. Bar-Zohar held multiple meetings to discuss, among other things, regulatory matters and general timing considerations, including delays to allow for additional technical and scientific diligence.
On March 12, 2025, S&C sent to Goodwin revisions to the Regulatory Covenants, further specifying the Company’s obligations to consult with Parent prior to making certain submissions to regulatory agencies in connection with seeking approval of its product candidates, subject to applicable antitrust laws and restrictions that may be imposed by such regulatory agencies, and containing certain diligence obligations. Over the following days, S&C and Goodwin further discussed such covenants and exchanged revised drafts of the Regulatory Covenants until April 8, 2025.

Over the next several weeks, the Company continued to perform technical and scientific diligence, as well as additional testing of the Company’s products, in response to Parent’s additional diligence and data requests. The Company provided regular updates to Parent on the progress and results of such diligence and testing.
On April 4, 2025, Mr. Islam met with Dr. Bar-Zohar and Dr. Belén Garijo, Chief Executive Officer of Parent to discuss remaining open business and diligence items and overall transaction timing. The representatives of Parent expressed a desire to announce a transaction soon, noting there were key regulatory milestones Parent insisted be satisfied prior to entering into a definitive agreement, and reiterated that Parent remained committed to consummating a transaction at the previously agreed price of $50.00 per share in spite of certain diligence findings that had reduced Parent’s view of the commercial potential of nirogacestat in Europe, so long as the positive CHMP Opinion (as defined below) was issued as anticipated on April 25, 2025.
On April 8, 2025, S&C sent a revised draft of the merger agreement to Goodwin which included, among other things, (1) that “double trigger” vesting would be limited to terminations without cause, (2) limitations to the regulatory exception to the definition of “Material Adverse Effect” to only cover actions and effects related to regulatory approvals in Europe, subject to certain limitations and conditions and (3) a termination fee equal to $175 million.
On April 14, 2025, Goodwin sent a revised draft of the merger agreement to S&C, which included, among other things, (1) an indication that equity award treatment remained subject to further discussion and (2) a termination fee equal to 3.4% of the equity value of the Company in the proposed transaction.
On April 17, 2025, the Company received an updated Joint Assessment Report from the CHMP regarding the marketing authorization application for nirogacestat for the treatment of adults with desmoid tumors, and informed Parent of the same. The following day, the Company and Parent held a teleconference to discuss the recent developments. Based on this update, the Company then anticipated that the opinion of the CHMP on whether or not it recommends the granting of a European Union marketing authorization for nirogacestat for the treatment of adults with desmoid tumors (the “CHMP Opinion”) would occur in June, versus prior expectations that the CHMP Opinion would be issued on April 25, 2025. Mr. Islam updated the individual members of the Board on his discussion with a representative of Parent regarding such matter and the potential impact on the timing of the transaction between the Company and Parent. Each of the individual directors were supportive of the Company continuing to work with Parent to finalize and announce a definitive transaction.
On April 20, 2025, at the Board’s direction, representatives of Centerview and Goldman Sachs held a teleconference with representatives of JPM and discussed, among other things, the expected timing of the CHMP Opinion. Following discussion, representatives of JPM conveyed that for a number of reasons, including the most recent developments regarding expected timing of the CHMP Opinion, Parent’s revised proposal was to acquire all of the outstanding shares of the Company for $47.00 per share in cash, noting that the revised offer price was Parent’s last, best and final, and that Parent would expect to announce the transaction in the coming days (the “April 20 proposal”). JPM also noted that Parent remained firm in its proposed treatment of unvested equity awards and the other positions in Parent’s last draft of the merger agreement. The $47.00 per share offer price implied a premium of 26% to the Company’s unaffected 20-day volume-weighted average price of $37.38 on February 7, 2025, the day prior to the first market speculation of a potential transaction between Parent and the Company.
On April 21, 2025, the Board held a meeting, at which members of senior management of the Company and representatives of Centerview, Goldman Sachs and Goodwin were present. Representatives of Centerview and Goldman Sachs updated the Board on their discussion with JPM over the weekend and summarized the terms of the April 20 proposal. Following discussion, the Board requested that management further revise management’s long-range plan to reflect, among other things, the FDA Approval and any changes in prior assumptions given the passage of time and general economic changes that could impact the Company’s products and related sales. The Board also concluded that it was unlikely that another counterparty would be interested in a strategic transaction with the Company at this stage and that additional outreach would not be advisable given there had not been any inbound inquiries from potential counterparties following the Reuters article published in February. Following further discussion, the Board determined that it was prepared to move forward based on the April 20 proposal and finalize definitive transaction documentation. The Board instructed Centerview and Goldman Sachs to engage with JPM and Goodwin to engage with S&C to finalize the remaining open points in the merger agreement and work towards a transaction announcement by the end of April.
On April 22, 2025, representatives of Goodwin and S&C held a call during which Goodwin proposed acceptance of Parent’s proposed treatment of equity awards, but that 50% of each then-unvested tranche of cash-awards would accelerate on the 6-month anniversary of closing.
On April 23, 2025, S&C sent a revised draft of the merger agreement to Goodwin, which included, among other things, (1) “double trigger” vesting of cash-based awards for certain involuntary terminations, (2) acceleration of 50% of each then-unvested tranche of cash-awards on the 12-month anniversary of closing, and (3) a termination fee equal to $155 million.
On April 24, 2025, prior to the close of trading, a news article was published by The Wall Street Journal reporting that the Company and Parent were discussing a potential strategic transaction at a price around $47.00 per share. Following the article and on the same day, Parent issued an ad hoc notification pursuant to Article 17 of the Regulation (EU) No 596/2014 (MAR) confirming that the parties were in late stage discussions regarding such transaction on the basis of a price of around $47 per share but that a final decision had not been taken and no legally binding agreement had been entered into. The closing price of the Company’s shares rose from $41.21 per share on April 23, 2025 (the last trading day prior to when the article was published) to $44.93 per share on April 24, 2025. Following the news article, neither the Company nor its advisors received any inbound inquiries from potential counterparties regarding a potential strategic transaction with the Company.
Later on April 24, 2025, Goodwin sent a revised draft of the merger agreement to S&C, which included, among other things, (1) acceptance of Parent’s proposed treatment of equity awards, but that 50% of each then-unvested tranche of cash-awards would accelerate on the 9-month (instead of 12-month) anniversary of closing, (2) “double trigger” vesting of cash-based awards for additional involuntary terminations related to relocation and (3) a termination fee equal to $139.8 million.
On April 25, 2025, the Company received the final list of outstanding issues from the CHMP and was informed in writing that the CHMP anticipates adopting the CHMP Opinion during the meetings scheduled for June 16 to June 19, 2025, which confirmed the information that the CHMP had previously conveyed to SpringWorks on April 17.
Later on April 25, 2025, S&C sent a revised draft of the merger agreement to Goodwin, which included, among other things, (1) acceptance of the Company’s proposal to accelerate 50% of each then-unvested tranche of cash-awards on the 9-month anniversary of closing, (2) acceptance of the proposed “double trigger” vesting of cash-based awards for involuntary terminations related to relocation and (3) a termination fee equal to $150 million.
Throughout April 25, 2025 and April 26, 2025, S&C and Goodwin continued to negotiate the remaining open points in the merger agreement, including among other things, the termination fee, until finalized.
On April 27, 2025, the Board held a meeting (with the absence of one director for reasons unrelated to the potential transaction) at which members of senior management of the Company and representatives of Centerview, Goldman Sachs and Goodwin were present, to consider approval of the proposed transaction with Parent. Representatives of Goodwin reviewed with the Board the fiduciary duties of the directors in the context of a potential transaction with Parent. The Board also reviewed and discussed the revisions made by senior members of Company management, at the Board’s request and which had been previously discussed with the individual directors, to the long-range plan previously approved by the Board in February 2025 to reflect updated financial forecasts stemming from (i) updated financial performance for the first quarter of fiscal year 2025, (ii) the FDA’s recent approval of GOMEKLI™ (mirdametinib), and (iii) revised net revenue assumptions for the Company’s products, as described in more detail in the section of this proxy statement titled “— Certain Unaudited Prospective Financial Information” (the “April 2025 Projections”). The Board approved the April 2025 Projections for the reliance and use by Centerview and Goldman Sachs in connection with rendering their respective opinions to the Board and performing their respective related financial analyses as described in the section of this proxy statement captioned “— Opinions of the Company’s Financial Advisors”. Representatives of Centerview then reviewed with the Board its financial analyses of the Merger

Consideration and rendered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of April 27, 2025, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of Company Shares (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below under the caption “— Opinion of Centerview Partners LLC”. Representatives of Goldman Sachs also reviewed with the Board its financial analyses of the Merger Consideration and rendered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of April 27, 2025, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Goldman Sachs in preparing its opinion, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of Company Shares pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below under the caption “— Opinion of Goldman Sachs & Co. LLC”. Each of Centerview and Goldman Sachs used and relied upon the April 2025 Projections in connection with the financial analyses performed and opinions rendered, as approved and instructed by the Board. Representatives of Goodwin reviewed the terms of the final proposed Merger Agreement with Parent and following additional discussion and consideration of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (including the factors described in “— Recommendation of the Company Board of Directors and Reasons for the Merger”), the members of the Board in attendance adopted resolutions: (1) determining that the Merger Agreement and the transactions contemplated thereby, including the Merger, were advisable, fair to and in the best interests of the Company and the Company Stockholders; (2) adopting, approving and declaring advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in accordance with the DGCL, and approving the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the transactions contemplated thereby, including the Merger; and (3) resolving to recommend that the Company Stockholders vote to approve the adoption of the Merger Agreement at any duly held meeting of the Company Stockholders held for such purpose and any adjournment or postponement thereof.
Following the board meeting, the Company, Parent and Merger Sub executed the Merger Agreement.
Before the opening of trading of the stock markets on April 28, 2025, the Company and Parent each issued a press release announcing the execution of the Merger Agreement.
Recommendation of the SpringWorks Board of Directors and Reasons for the Merger
At a special meeting held on April 27, 2025, the Board: (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were advisable, fair to and in the best interests of SpringWorks and the Company Stockholders; (ii) adopted, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in accordance with the DGCL; (iii) resolved to recommend that the Company Stockholders vote to approve the adoption of the Merger Agreement; and (iv) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the transactions contemplated by the Merger Agreement, including the Merger. Accordingly, the Board recommends that the Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Adjournment Proposal, and “FOR” the Compensation Proposal.
In its determination and in reaching its recommendation, the Board, as described in the section titled “The Merger — Background of the Merger” of this proxy statement, held a number of meetings, consulted with SpringWorks senior management and its outside legal and financial advisors, and considered a number of factors and a substantial amount of information, including, but not limited to, the following (not necessarily presented in order of relative importance) that weighed in favor of the Merger:
Consideration.   The Board considered:
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the historical market prices, volatility and trading information with respect to the Company Shares;

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the recent historical trading prices of the Company Shares on Nasdaq, as compared to the proposed $47.00 per share consideration for the Company Shares, including the fact that the proposed consideration of $47.00 per share represented a premium of 26% to SpringWorks’ unaffected 20-day volume-weighted average price of $37.38 on February 7, 2025, the day prior to the first market speculation of a potential transaction between Parent and SpringWorks; and
•
that in the Board’s view it had obtained Parent’s best and final offer, and that, as of the date of the Merger Agreement, the proposed consideration of $47.00 per Company Share represented the highest per share consideration reasonably obtainable.

SpringWorks’ Operating and Financial Condition and Prospects.   In considering the prospects of SpringWorks, the Board reviewed certain financial projections for SpringWorks prepared by SpringWorks’ senior management, which reflect an application of various assumptions of management. The Board considered the inherent uncertainty of achieving management’s financial projections, as set forth under the heading titled “The Merger — Certain Unaudited Prospective Financial Information,” and that, as a result, SpringWorks’ actual financial results in future periods could differ materially from such financial projections. The Board considered that Company Stockholders would continue to be subject to the risks and uncertainties of SpringWorks executing on its business plan if it remained independent, including, among others, (i) risks relating to the current and prospective business and regulatory environment in which SpringWorks operates, macro-economic, industry and market conditions negatively impacting valuations of, and the outlook for, commercial-stage biopharmaceutical companies such as SpringWorks, (ii) the risks and costs associated with maintaining a sales and marketing infrastructure, (iii) the regulatory environment, including potential delays in regulatory approvals, (iv) competition, (v) the complexity of manufacturing pharmaceutical products and reliance on third parties, (vi) the development or commercialization by other companies of competitive products and (vii) the likely effect of these factors on SpringWorks and its prospects as a standalone company (including the risk factors set forth in SpringWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025).
Potential Strategic Alternatives.   The Board reviewed the possible alternatives to the Merger, including the execution of management’s standalone plan. As part of these evaluations, the Board considered the risks inherent in the development of drug products, including (i) factors affecting the potential revenues, profitability and cash flows of biotechnology companies generally, (ii) the status and prospects for SpringWorks’ current portfolio of product candidates and development programs, (iii) risks related to designing, conducting and compiling data from clinical trials and preclinical studies, (vi) potential difficulties or delays in the commencement or completion, or termination or suspension, of SpringWorks’ ongoing or planned clinical trials, (v) risks related to seeking approval for marketing from the FDA and other regulatory authorities, and (vi) competition. The Board also considered continuing to execute SpringWorks’ strategy on a stand-alone basis as well as pursuing other strategic or financial alternatives, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to Company Stockholders of those alternatives and the timing and likelihood of effecting such alternatives. After a thorough review of strategic alternatives and discussions with senior management and SpringWorks’ financial and legal advisors, the Board determined that the Merger Consideration is more favorable to Company Stockholders than the potential value that might result from other available strategic options in light of the risks in obtaining such potential value.
Negotiation Process.   The Board considered the fact that the terms of the Merger Agreement were the result of arm’s-length negotiations conducted by SpringWorks’ senior management with the knowledge and at the direction of the Board and with the assistance of its financial and legal advisors. The Board also considered the enhancements that SpringWorks and its advisors were able to obtain as a result of arm’s-length negotiations with Parent, including the increase in the valuation offered by Parent from the time of its initial offer to the end of the negotiations, a number of changes in the terms and conditions of the Merger Agreement from the version initially proposed by Parent that were favorable to SpringWorks, and the inclusion of provisions in the Merger Agreement that the Board believes increase the likelihood of completing the Merger.
Potentially Interested Counterparties.   The Board considered the process conducted by SpringWorks to identify potential acquirors, taking into account (i) the expected interest of such parties in medicines for patient populations suffering from rare diseases, (ii) their financial capability to consummate a transaction of this size, (iii) proposed transaction structure, and (iv) their ability to move quickly and efficiently in a process. In particular, the Board considered the market outreach conducted by Centerview and Goldman Sachs as authorized by the Board and the outcome of those discussions and the fact that none of these parties, other than Parent, had expressed interest in a whole company acquisition of SpringWorks. For additional information, see the section above entitled “The Merger — Background of Merger”.

Goldman Sachs’ Opinion.   The Board considered the oral opinion of Goldman Sachs rendered to the Board on April 27, 2025, which was subsequently confirmed by delivery of a written opinion dated as of such date, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Goldman Sachs in preparing its opinion, the Merger Consideration to be paid to the holders of Company Shares (other than Parent and its affiliates) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below under the caption “— Opinion of Goldman Sachs & Co. LLC”.
Centerview’s Opinion.   The Board considered the oral opinion of Centerview rendered to the Board on April 27, 2025, which was subsequently confirmed by delivery of a written opinion dated as of such date, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of Company Shares (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below under the caption “— Opinion of Centerview Partners LLC”.
The Merger Agreement; Ability to Consider, Receive and Respond to Unsolicited Proposals.   The Board considered the provisions of the Merger Agreement, including (i) the ability of SpringWorks under certain circumstances to entertain unsolicited proposals for an acquisition that constitutes or could reasonably be expected to lead to an offer that is a Superior Proposal (as defined below), (ii) the ability of the Board under certain circumstances to withdraw or modify its recommendation that Company Stockholders vote to adopt the Merger Agreement and to terminate the Merger Agreement in order to accept a Superior Proposal and enter into a definitive agreement with respect to such Superior Proposal, and (iii) the $145,600,000 termination fee payable by SpringWorks under certain circumstances, which the Board believed was reasonable relative to termination fees in transactions of a similar size, would not likely preclude competing bids, and would not likely be payable unless SpringWorks entered into a definitive agreement for, or consummated, a Superior Proposal.
Conditions to the Consummation of the Merger; Likelihood of Completion.   The Board considered the likelihood of completing the Merger, particularly in light of the terms of the Merger Agreement, including (i) the conditions to the Merger being specific and limited, (ii) the exceptions contained within the “Material Adverse Effect” definition, which generally defines the standard for closing risk, and (iii) the likelihood of obtaining the required regulatory approvals and the outside date for closing the Merger under the Merger Agreement, and potential extension thereof, which is anticipated to allow for sufficient time to consummate the Merger. The Board also considered the fact that there is no financing condition to the completion of the Merger, and SpringWorks’ ability to obtain specific enforcement of the obligations of Parent and Merger Sub under the Merger Agreement, thereby ensuring that SpringWorks has an appropriate remedy in the event Parent and Merger Sub were to decline to comply with their obligations under the Merger Agreement.
Business Reputation of Parent.   The Board considered the business reputation and capabilities of Parent and its management and the substantial financial resources of Parent and, by extension, Merger Sub, which the Board believed supported the conclusion that a transaction with Parent and Merger Sub was likely to be completed in a timely and orderly manner.
Cash Consideration.   The Board considered the all-cash nature of the consideration to be paid in the Merger, which allows Company Stockholders to realize immediate value, in cash, for their investment in SpringWorks, while avoiding SpringWorks’ regulatory, commercialization and other business risks (as described above), and while also providing such holders with certainty of value and liquidity for Company Shares.
Appraisal Rights.   The Board considered the availability of statutory appraisal rights to the holders of Company Shares who object to the Merger and otherwise comply with all required procedures under the DGCL. For more information, see the section of this proxy statement titled “— Appraisal Rights”.
In the course of its deliberations, the Board also considered a variety of material risks and other countervailing factors related to entering into the Merger Agreement, including, but not limited to, the following (which are not necessarily presented in order of relative importance):

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the fact that Company Stockholders will not be entitled to participate in any potential future benefit from the execution of SpringWorks management’s standalone business plan;

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the effect of the public announcement of the Merger Agreement, including effects on SpringWorks’ business relationships and SpringWorks’ ability to attract and retain key management and personnel;

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the fact that the Merger Agreement precludes SpringWorks from actively soliciting alternative acquisition proposals and requires payment by SpringWorks of a $145,600,000 termination fee to Parent under certain circumstances, including in the event that the Merger Agreement is terminated by SpringWorks to accept a Superior Proposal;

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the possibility that the Merger might not be consummated, and the fact that if the Merger is not consummated, SpringWorks’ directors, management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Merger, and SpringWorks’ relationships with its suppliers, vendors, partners, employees and other third parties may be adversely affected;

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the restrictions imposed by the Merger Agreement on the conduct of SpringWorks’ business prior to completion of the Merger, which could delay or prevent SpringWorks from undertaking certain business opportunities that may arise during that time;

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the fact that significant transaction and opportunity costs have been and will continue to be incurred in connection with negotiating and entering into the Merger Agreement and completing the Merger;

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the risk of potential litigation relating to the Transactions that could be instituted against SpringWorks or its directors and officers, and potential effects or outcomes related thereto; and

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the treatment of the consideration to be received by the holders of Company Shares in the Merger as taxable to such holders for U.S. federal income tax purposes.

In addition, the Board was aware of and considered the interests of SpringWorks’ directors and executive officers that may be different from, or in addition to, the interests of Company Stockholders generally when approving the Merger Agreement and recommending that Company Stockholders vote to adopt the Merger Agreement. For more information, see the section of this proxy statement titled “— Interests of the Directors and Executive Officers of SpringWorks in the Merger.”
The foregoing discussion of the information and factors considered by the Board in reaching its conclusions and recommendations is intended to be illustrative and not exhaustive. In light of the variety of factors considered in connection with their evaluation of the Merger and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching their respective determinations. In considering the factors described above and any other factors, individual members of the Board may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board, but rather the Board conducted an overall review of the factors described above, including discussions with SpringWorks’ senior management and legal and financial advisors.
The foregoing discussion of the reasoning and consideration of certain factors by the Board and the resulting determinations and recommendation, and certain other information presented in this section, as well as similar information included in this proxy statement, is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements.” For the reasons described above, and in light of other factors that the Board believed were appropriate to consider, the Board approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommends that the Company Stockholders vote in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
Opinion of Centerview Partners LLC
On April 27, 2025, Centerview rendered to the Board its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated April 27, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by the full text of Centerview’s written opinion attached as Annex B. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of Company Shares (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transaction and does not constitute a recommendation to any stockholder of SpringWorks or any other person as to how such stockholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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a draft of the Merger Agreement dated April 27, 2025, referred to in this summary of Centerview’s opinion as the “Draft Merger Agreement”;

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Annual Reports on Form 10-K of SpringWorks for the years ended December 31, 2024, December 31, 2023, and December 31, 2022;

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certain interim reports to stockholders and Quarterly Reports on Form 10-Q of SpringWorks;

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certain publicly available research analyst reports for SpringWorks;

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certain other communications from SpringWorks to its stockholders; and

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of SpringWorks, including the April 2025 Projections, as described in the section of this proxy statement titled “— Certain Unaudited Prospective Financial Information”, and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data.”

Centerview also participated in discussions with members of the senior management and representatives of SpringWorks regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for SpringWorks and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with SpringWorks’ consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at SpringWorks’ direction, that the Internal Data (including, without limitation, the April 2025 Projections) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of SpringWorks as to the matters covered thereby and Centerview relied, at SpringWorks’ direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at SpringWorks’

direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of SpringWorks, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of SpringWorks. Centerview assumed, at SpringWorks’ direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at SpringWorks’ direction, that the Transaction will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of SpringWorks, or the ability of SpringWorks to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, SpringWorks’ underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to SpringWorks or in which SpringWorks might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the Company Shares (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of SpringWorks or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of SpringWorks or any party, or class of such persons in connection with the Transaction, whether relative to the Merger Consideration to be paid to the holders of the Company Shares (other than Excluded Shares) pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of SpringWorks or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Board in connection with Centerview’s opinion, dated April 27, 2025. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of SpringWorks. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of SpringWorks or any other parties to the Transaction. None of SpringWorks, Parent, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of SpringWorks do not purport to be appraisals or reflect the prices at which SpringWorks may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 25, 2025 (the last trading day before the public announcement of the Transaction), and is not necessarily indicative of current market conditions.
Selected Public Company Analysis
Centerview reviewed and compared certain financial information of SpringWorks to corresponding financial information of certain publicly traded early commercial-stage biopharmaceutical companies listed below that Centerview deemed comparable, based on its experience and professional judgment, to SpringWorks (which companies are referred to as the “selected companies” in this summary of Centerview’s opinion).
Using publicly available information obtained from SEC filings and other data sources as of April 25, 2025, Centerview calculated, for each selected company, such selected company’s implied enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other convertible securities) plus the book value of debt and certain liabilities less cash and cash equivalents) as a multiple of Wall Street research analyst consensus estimated risk-adjusted revenue for calendar year 2028 (“EV/2028E Revenue Trading Multiple”).
The companies reviewed and the EV/2028E Revenue Trading Multiples of the selected companies were as follows:
Selected Companies	EV/2028E Revenue Trading Multiple
Agios Pharmaceuticals, Inc.	0.4x
Apellis Pharmaceuticals, Inc.	1.6x
Arcutis Biotherapeutics, Inc.	2.5x
Axsome Therapeutics, Inc.	2.7x
Geron Corporation	0.8x
ImmunityBio, Inc.	3.1x
Krystal Biotech, Inc.	4.5x
TG Therapeutics, Inc.	5.2x
Tarsus Pharmaceuticals, Inc.	2.4x
Travere Therapeutics, Inc.	1.8x
Although none of the selected companies is directly comparable to SpringWorks, the selected companies were chosen by Centerview, among other reasons, because they are publicly traded early commercial-stage biopharmaceutical companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of SpringWorks. However, because none of the selected companies is exactly the same as SpringWorks, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of SpringWorks and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV/2028E Revenue Trading Multiples of 1.50x to 3.00x to apply to SpringWorks’ estimated risk-adjusted revenue for calendar year 2028 as set forth in the April 2025 Projections. In selecting this reference range of EV/2028E Revenue Trading Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, operational, and/or financial characteristics of SpringWorks and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied this range of EV/2028E Revenue Trading Multiples to SpringWorks’ estimated calendar year 2028 risk-adjusted revenue of $1,315 million, as set forth in the April 2025 Projections, and added to it SpringWorks’ net cash of $383 million as of March 31, 2025, as set forth in the Internal Data, and divided by the number of fully diluted outstanding Company Shares (calculated using the treasury stock method and taking into account outstanding options, restricted stock units and performance based restricted stock units) as of April 24, 2025, as set forth in the Internal Data, resulting in an implied per share equity value range for the Company Shares of approximately $29.30 to $51.95, rounded to the nearest $0.05. Centerview then compared this range to the Merger Consideration of $47.00 per Company Share in cash, without interest, proposed to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Merger Agreement.
Selected Precedent Transaction Analysis
Centerview reviewed and analyzed certain information relating to the following selected transactions involving certain public early commercial-stage biopharmaceutical companies (which transactions are referred to as the “selected transactions” in this summary of Centerview’s opinion) that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to SpringWorks and the Transaction.
Using publicly available information obtained from SEC filings and other data sources as of the time of the announcement of the selected transactions, Centerview calculated, for each selected transaction, the transaction value (calculated as the offer value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other convertible securities), plus the book value of debt and certain liabilities less cash and cash equivalents and excluding any contingent consideration) implied for each target company based on the consideration payable in the applicable selected transaction as a multiple of the target company’s forward projected risk-adjusted revenue four years following the applicable selected transaction announcement (“TV/4-Year Forward Revenue Multiple”).
The selected transactions and the TV/4-Year Forward Revenue Multiples of the selected transactions considered in this analysis are summarized below:
Date Announced	Target	Acquiror	TV/4-Year Forward Revenue
5/10/2023	CTI BioPharma Corp.	Swedish Orphan Biovitrum AB	3.5x
3/13/2023	Provention Bio, Inc.	Sanofi S.A.	5.2x
8/8/2022	Global Blood Therapeutics, Inc.	Pfizer Inc.	5.0x
8/4/2022	ChemoCentryx, Inc.	Amgen Inc.	4.1x
1/19/2022	Zogenix, Inc.	UCB S.A.	2.3x
2/3/2021	GW Pharmaceuticals plc	Jazz Pharmaceuticals plc	3.4x

Although none of the selected transactions is directly comparable to the Transaction, these selected transactions were selected by Centerview because, among other reasons, their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the Transaction. The reasons for and the circumstances surrounding each of the selected transactions analyzed were diverse and there are inherent differences in the business, operational and/or financial conditions and prospects of SpringWorks and the companies included in the selected precedent transactions analysis. However, because none of the selected transactions used in this analysis is identical or directly comparable to the Transaction, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected precedent transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences in business, operational and/or financial characteristics and other factors that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.
Based on this analysis and other considerations that Centerview deemed relevant in its experience and professional judgment, Centerview selected a reference range of TV/4-Year Forward Revenue Multiples of 2.25x – 4.00x. In selecting this range of TV/4-Year Forward Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences in business, operational and/or financial characteristics and other factors that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied this reference range of TV/4-Year Forward Revenue Multiples to SpringWorks’ estimated four-year forward risk-adjusted revenue of $1,338 million (calculated using 75% of SpringWorks’ estimated risk-adjusted revenue for calendar year 2028 and 25% of SpringWorks’ estimated risk-adjusted revenue for calendar year 2029, as set forth in the April 2025 Projections), and added to it SpringWorks’ net cash of $383 million as of March 31, 2025, as set forth in the Internal Data, and divided by the number of fully diluted outstanding Company Shares (calculated using the treasury stock method and taking into account outstanding options, restricted stock units and performance based restricted stock units) as of April 24, 2025, and as set forth in the Internal Data, resulting in an implied per share equity value range for the Company Shares of approximately $41.45 to $67.65, rounded to the nearest $0.05. Centerview then compared this range to the Merger Consideration of $47.00 in cash, without interest, proposed to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Merger Agreement.
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of SpringWorks based on the April 2025 Projections. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
In performing this analysis, Centerview calculated a range of equity values for the Company Shares by (a) discounting to present value as of March 31, 2025, using discount rates ranging from 12.5% to 14.5% (based on Centerview’s analysis of SpringWorks’ weighted average cost of capital) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of SpringWorks over the period beginning on April 1, 2025 and ending on December 31, 2044, utilized by Centerview based on the April 2025 Projections, (ii) an implied terminal value of SpringWorks, calculated by Centerview by assuming that SpringWorks’ unlevered free cash flows set forth in the April 2025 Projections will decrease in perpetuity after December 31, 2044 at a rate of free cash flow decline of 80% year-over-year, as directed by SpringWorks’ management, and (iii) tax savings from usage of SpringWorks’ estimated federal net operating losses and SpringWorks’ estimated future losses, as provided by SpringWorks’ management and as set forth in the Internal Data, and (b) adding to the foregoing results, SpringWorks’ net cash of $383 million as of March 31, 2025, as set forth in the Internal Data.
Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding Company Shares (calculated using the treasury stock method and taking into account outstanding options, restricted stock units and performance based restricted stock units) as of April 24, 2025, as set forth in the

Internal Data, resulting in a range of implied equity values per Share of $41.40 to $47.25, rounded to the nearest $0.05. Centerview then compared the results of the above analysis to the Merger Consideration of $47.00 in cash, without interest, proposed to be paid to the holders of Company Shares (other than Excluded Shares) pursuant to the Merger Agreement.
Other Factors
Centerview noted for the Board certain additional factors solely for reference and informational purposes only, including, among other things, the following:
•
Historical Stock Trading Price Analysis. Centerview reviewed historical unaffected closing trading prices of the Company Shares during the 52-week period ended February 7, 2025 (the last trading day before Reuters reported that SpringWorks was in preliminary discussions regarding a potential transaction), which reflected low and high stock closing prices for SpringWorks during such period of $28.61 to $52.50 per Share;

•
Analyst Price Target Analysis. Centerview reviewed stock price targets for the Company Shares in publicly available Wall Street research analyst reports as of April 25, 2025, which indicated low and high stock price targets for SpringWorks ranging from $63.00 to $84.00 per Share; and

•
Precedent Premia Paid Analysis. Centerview performed an analysis of premiums paid in the selected transactions set forth above in “Selected Precedent Transaction Analysis.” The premiums in this analysis were calculated by comparing the per share acquisition price (excluding contingent payments) in each transaction to the closing price of the target company’s common stock for the date one day prior to the date on which the trading price of the target’s common stock was perceived to be affected by a potential transaction. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a premia reference range of 60% to 100% to SpringWorks’ closing stock price on February 7, 2025, of $40.28, which resulted in an implied price range of $64.45 to $80.55 per Company Share, rounded to the nearest $0.05.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Board in its evaluation of the Transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the Board or management of SpringWorks with respect to the Merger Consideration or as to whether the Board would have been willing to determine that a different consideration was fair. The consideration for the transaction was determined through arm’s-length negotiations between SpringWorks and Parent and was approved by the Board. Centerview provided advice to SpringWorks during these negotiations. Centerview did not, however recommend any specific amount of consideration to SpringWorks or the Board or that any specific amount of consideration constituted the only appropriate consideration for the transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement, Centerview had not been engaged to provide financial advisory or other services to SpringWorks, and it had not received any compensation from SpringWorks during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Parent or Merger Sub, and it had not received any compensation from Parent or Merger Sub during such period. In the two years prior to the date of its written opinion, Centerview’s UK affiliate, Centerview Partners UK LLP, has been and is currently engaged to provide financial advisory services unrelated to SpringWorks to a private company in which Parent holds a significant minority equity interest, and, as of the date of Centerview’s written opinion, Centerview Partners UK LLP had not received compensation for this matter but may receive between CHF 2 million and CHF 6 million in compensation from such company in the future for such services.
The Board selected Centerview as a financial advisor in connection with the Transaction based on Centerview’s reputation and industry expertise. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.
In connection with Centerview’s services as a financial advisor to the Board, SpringWorks has agreed to pay Centerview an aggregate fee of approximately $35 million, $2 million of which was payable upon the rendering of Centerview’s opinion and $33 million of which is payable contingent upon consummation of the Transaction. In addition, SpringWorks has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Opinion of Goldman Sachs & Co. LLC
Goldman Sachs rendered its opinion to the Board that, as of April 27, 2025, and based upon and subject to the factors and assumptions set forth therein, the $47.00 in cash per Company Share to be paid to the holders (other than Parent and its affiliates) of Company Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated April 27, 2025, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holder of Company Shares should vote with respect to the Transaction, or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Merger Agreement;

•
annual reports to stockholders and Annual Reports on Form 10-K of SpringWorks for the five fiscal years ended December 31, 2024;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of SpringWorks;

•
certain publicly available research analyst reports for SpringWorks;

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certain other communications from SpringWorks to its stockholders; and

•
certain internal financial analyses and forecasts for SpringWorks, which forecasts are referred to as the “April 2025 Projections” in this proxy statement and are summarized in the section titled “— Certain Unaudited Prospective Financial Information”, and certain forecasts related to the expected utilization by SpringWorks of certain net operating loss carryforwards and tax credits, as prepared by the management of SpringWorks and approved for Goldman Sachs’ use by SpringWorks (“Forecasts”).

Goldman Sachs also held discussions with members of the senior management of SpringWorks regarding their assessment of the past and current business operations, financial condition and future prospects of SpringWorks; reviewed the reported price and trading activity for the Company Shares; compared certain financial and stock market information for SpringWorks with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the biopharmaceutical industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with SpringWorks’ consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with SpringWorks’ consent that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of SpringWorks. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of SpringWorks or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to its analysis. Goldman Sachs also assumed that the Transaction will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of SpringWorks to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to SpringWorks; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of the opinion, of the $47.00 in cash per Company Share to be paid to the holders (other than Parent and its affiliates) of Company Shares pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and its opinion does not address, any other term or aspect of the Merger Agreement or the Transaction or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of SpringWorks; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of SpringWorks, or class of such persons, in connection with the Transaction, whether relative to the $47.00 in cash per Company Share to be paid to the holders (other than Parent and its affiliates) of Company Shares pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which Company Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on SpringWorks, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of SpringWorks or Parent or the ability of SpringWorks or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 25, 2025, the last trading day before the public announcement of the Transaction, and is not necessarily indicative of current market conditions.
Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices for Company Shares for the one-year period ended February 7, 2025, the last trading day prior to the report by Reuters that SpringWorks was in discussions regarding a potential transaction. In addition, Goldman Sachs analyzed the $47.00 in cash per Company Share to be paid to the holders (other than Parent and its affiliates) of Company Shares pursuant to the Merger Agreement in relation to (i) the closing price per Company Share on February 7, 2025, (ii) the closing price per Company Share on April 25, 2025, the last trading day before the public announcement of the Transaction, (iii) the volume weighted average prices (the “VWAP”) per Company Share for the preceding 30- 60- and 90-trading day periods ending February 7, 2025, and (iv) the 52-week high price per Company Share as of February 7, 2025.
This analysis indicated that the price per share of Company common stock to be paid to the holders of shares of Company common stock pursuant to the Merger Agreement represented:
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a premium of 17% based on the closing price of $40.28 per Company Share on February 7, 2025;

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a premium of 5% based on the closing price of $44.72 per Company Share on April 25, 2025;

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a premium of 24% based on the VWAP of $37.88 per Company Share for the preceding 30-trading day period ending February 7, 2025;

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a premium of 25% based on the VWAP of $37.58 per Company Share for the preceding 60-trading day period ending February 7, 2025;

•
a premium of 30% based on the VWAP of $36.15 per Company Share for the preceding 90-trading day period ending February 7, 2025; and

•
a discount of 10% based on the highest price of $52.50 per Company Share for the 52-week period ending on February 7, 2025.

Illustrative Discounted Cash Flow Analysis. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on SpringWorks to derive a range of illustrative present values per Company Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 12.5% to 14.5%, reflecting estimates of SpringWorks’ weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2025, (i) estimates of unlevered free cash flow for SpringWorks for the fiscal years 2025 through 2044 as reflected in the Forecasts and (ii) a range of illustrative terminal values for SpringWorks, which were calculated by applying a perpetuity growth rate of negative 80%, to a terminal year estimate of the unlevered free cash flow to be generated by SpringWorks, as reflected in the Forecasts. The perpetuity growth rate was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including SpringWorks’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for SpringWorks, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for SpringWorks by adding the ranges of present values it derived above. Goldman Sachs then added SpringWorks’ net cash as of March 31, 2025, as provided by and approved for Goldman Sachs’ use by the management of SpringWorks, to derive a range of illustrative equity values for SpringWorks. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of SpringWorks, as provided by and approved for Goldman Sachs’ use by the management of SpringWorks, using the treasury stock method, to derive a range of illustrative present values per Company Share ranging from $41.40 to $47.25.
Premia Paid Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for transactions announced from January 1, 2020, involving a public company in the biopharmaceutical industry as the target where the disclosed enterprise values for the transaction were between $3 billion and $7 billion. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 27% to 122% to the undisturbed closing price per Company Share of $40.28 as of February 7, 2025, and calculated a range of implied equity values per Company Share of $51.16 to $89.42. Goldman Sachs also applied the same reference range of illustrative premiums to a hypothetical undisturbed closing price per Company Share of $27.49, and calculated a range of implied equity values per Company Share of $34.91 to $61.03. To derive the hypothetical undisturbed stock price per Company Share, Goldman Sachs calculated the difference between SpringWorks’ closing stock price on February 10, 2025, the date upon which Reuters published a report that SpringWorks was in discussions regarding a potential transaction, and the closing price on February 7, 2025, the last trading day prior to such report, which difference amounted to $13.72 per Company Share. Goldman Sachs then tracked the performance of SpringWorks through April 23, 2025, the trading day before the Wall Street Journal reported the Parent was nearing an acquisition of SpringWorks, and subtracted the amount from the closing stock price on that date to calculate the hypothetical undisturbed stock price per Company Share of $27.49.
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman

Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to SpringWorks or Parent or the contemplated transaction.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Board as to the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Company Shares, as of the date of its opinion, of the $47.00 in cash per Company Share to be paid to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of SpringWorks, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Transaction consideration was determined through arm’s-length negotiations between SpringWorks and Parent and was approved by the Board. Goldman Sachs provided advice to SpringWorks during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to SpringWorks or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.
As described above in the section of this proxy statement entitled “The Merger Recommendation of the SpringWorks Board of Directors and Reasons for the Merger”, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex C.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of SpringWorks, Parent, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Merger Agreement. Goldman Sachs acted as financial advisor to SpringWorks in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the Merger Agreement. Goldman Sachs has provided certain financial advisory and/or underwriting services to SpringWorks and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to the public offering of Company Shares in December 2023. During the two-year period ended April 27, 2025, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to SpringWorks and/or its affiliates of approximately $5.5 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Parent and/or its affiliates unrelated to the Transaction from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Parent with respect to the pending sale of Parent’s Surface Solutions business unit announced in July 2024; and as underwriter with respect to an investment grade bond offering of Parent in August 2024. During the two-year period ended April 27, 2025, and in connection with the pending sale of Parent’s Surface Solutions business unit, Goldman Sachs has recognized and expects to recognize compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Parent and/or its affiliates of approximately $6 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to SpringWorks, Parent and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
The Board selected Goldman Sachs as a financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. Pursuant to a letter agreement dated February 14, 2025, SpringWorks engaged Goldman Sachs to act as a financial advisor in connection with the contemplated transaction. The engagement letter between SpringWorks and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $35 million, $2 million of which became payable at announcement of the Transaction, and the remainder of which is contingent upon consummation of the Transaction. In addition, SpringWorks has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Certain Unaudited Prospective Financial Information
SpringWorks does not, as a matter of course, publicly disclose financial forecasts or projections as to future financial performance, revenues, financial condition or results of its operations, earnings or other results, other than providing certain guidance in its regular earnings press releases, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates.
However, in connection with the evaluation of the proposed transaction with Parent, in February 2025 SpringWorks’ senior management prepared certain projections for fiscal years 2025 through 2043 (which we refer to as the “February 2025 Projections”). In April 2025, management made certain revisions to the February 2025 Projections to reflect SpringWorks management’s revised financial forecast through 2044 stemming from (i) the Company’s actual financial performance for the first quarter of fiscal year 2025, (ii) FDA approval of the Company’s second commercial product, GOMEKLI (mirdametinib), (iii) revised net revenue assumptions for the Company’s products based on revisions to estimated discounts, chargebacks, rebates, product returns, and other gross-to-net revenue deductions, (iv) changes in expected marketing and promotion related expenditures and (v) other external factors (including as a result of economic instability) (such updated projections, the “April 2025 Projections”, together with the February 2025 Projections, the “Projections”). Such revisions resulted in an overall decrease in projected revenue from 2025 until 2043 as compared to the February 2025 Projections.
The February 2025 Projections were presented to and considered by the Board in connection with its consideration of the Merger; however, neither Centerview nor Goldman used or relied on the February 2025 Projections in performing their respective financial analyses and rendering their respective opinions. Following revisions, the April 2025 Projections were presented to and considered by the Board and were approved by the Board for use by each of Centerview and Goldman Sachs, who were each directed by the Board to rely upon such information in connection with rendering their respective opinions to the Board and performing their respective related financial analyses as described in the section of this proxy statement captioned “— Opinion of Centerview Partners LLC” and “— Opinion of Goldman Sachs & Co. LLC” and were the only projections with respect to SpringWorks used by Centerview and Goldman Sachs in performing such financial analyses.
The Projections were prepared based on SpringWorks’ continued operation as a standalone company and do not take into account the Merger, including the effect of any business or strategic decision or action that has been or will be taken as a result of the execution of the Merger Agreement.
SpringWorks is summarizing the Projections in this proxy statement solely to provide stockholders with access to certain prospective financial information that were made available to the Board, Centerview and Goldman Sachs for the purposes described above, and are not included in this proxy statement to influence a SpringWorks stockholder’s decision whether to vote to adopt the Merger Agreement or for any other purpose. The Projections were not provided to Parent.
Cautionary Note About the Projections
The Projections were prepared by SpringWorks’ senior management based on certain estimates and assumptions with respect to general business, economic, competitive, regulatory, reimbursement and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond SpringWorks’ control. As a result, there can be no assurance that the Projections accurately reflect future trends or accurately estimate the future market for SpringWorks’ products and product candidates. The Projections, while necessarily presented with numerical specificity, were based on numerous variables and financial, operating and commercial assumptions, developed solely using the information available to SpringWorks’ senior management at the time, that were inherently uncertain. Important factors that may affect actual results and cause the Projections not to be achieved include: (1) the ability to commercialize and continue commercializing products including the ability to successfully establish and maintain commercial manufacturing and supply chains for products; (2) the timing and outcome of regulatory submissions and interactions; (3) the pursuit or successful manufacture of product candidates for preclinical studies, clinical trials and, if approved, for commercial use; (4) the rate and degree of market acceptance of product candidates, if approved; (5) the size and growth potential of the markets for product candidates; (6) the risks associated with the success, cost and timing of product development activities and clinical trials; (7) the ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; (8) the success of competitive products and pricing; (9) the effect of regulatory actions; (10) the availability of licensing arrangements on favorable terms or at all; (11) the ability to establish and maintain intellectual property protection for products or market exclusivity for product candidates and the duration of such protection; (12) the risks associated with global political changes and global economic conditions, inflation or uncertainty caused by political violence and unrest, including ongoing global and regional conflicts; (13) conditions in the financing markets and estimates regarding expenses, future revenue, future profitability, capital requirements and need for additional financing; (14) changes in applicable laws, rules and regulations, including tariffs levied on foreign nations and general economic instability; (15) the accuracy of certain accounting assumptions; and (16) other risk factors described in SpringWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as the section titled “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement.
The Projections also reflect assumptions as to certain business decisions that are subject to change. In addition, the Projections do not take into account any circumstances or events occurring after the date that they were prepared, including the announcement of the Merger, and do not give effect to the Merger or any changes to SpringWorks’ operations or strategy that may be implemented following the consummation of the Merger or to any costs incurred in connection with the Merger. As a result, there can be no assurance that the Projections will be realized, and actual results may be materially better or worse than those contained in the Projections. The Projections cover multiple years, and such information by its nature becomes less reliable with each successive year.
The inclusion of the Projections in this proxy statement should not be regarded as an indication that SpringWorks or any of its affiliates, advisors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied upon as such or construed as financial guidance.
The Projections may differ from publicly available analyst estimates. The Projections included in this proxy statement have been prepared by SpringWorks. None of Centerview, Goldman Sachs, Parent, Merger Sub or any of their respective affiliates assume any responsibility for the accuracy of this information. SpringWorks does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are no longer appropriate. SpringWorks does not intend to make publicly available any update or other revision to the Projections, except as otherwise required by law.
None of SpringWorks, Centerview or Goldman Sachs, nor any of their respective affiliates, advisors, officers, directors or representatives, has made or makes any representation or warranty to any holders of SpringWorks securities or other person regarding the ultimate performance of SpringWorks compared to the information contained in the Projections or that the Projections will be achieved. The inclusion of the Projections in this proxy statement should not be regarded as an indication that SpringWorks, Centerview, Goldman Sachs or any of their respective advisors, officers, directors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied on as such. None of SpringWorks, Centerview or Goldman Sachs, nor any of their respective affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from the Projections, and none of them undertakes any obligation to update, correct or otherwise revise or reconcile the Projections to reflect circumstances existing after the date such Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Management Projections are shown to be in error or no longer appropriate. SpringWorks has made no representation to Parent or Merger Sub, in the Merger Agreement or otherwise, concerning the Projections. The Projections are subjective in many respects and are thus subject to interpretation. Please also refer to the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements.”
The Projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or U.S. generally accepted accounting Principles (“GAAP”). In addition, the Projections were not prepared with the assistance of, or reviewed, compiled, examined or audited by, independent accountants. The Projections include non-GAAP financial measures such as EBIT and unlevered free cash flow (each as defined below). Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by SpringWorks may not be comparable to similarly titled amounts used by other companies. The financial measures included in the Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon or used by the Board, Centerview or Goldman Sachs.
The Projections were based on assumptions about SpringWorks’ continued operation as a standalone, publicly-traded company, including with respect to the continued research, development and commercialization of SpringWorks’ products and product candidates, including with respect to OGSIVEO (nirogacestat), GOMEKLI (mirdametinib), SW-682 and SW-3431, including worldwide unadjusted peak sales assumptions of those products, while also accounting for risk and probability adjustments reflecting SpringWorks’ senior management’s assessment as to the probability of success of SpringWorks’ pipeline programs as of the time such Projections were prepared. The Projections include assumptions regarding asset-specific probabilities of technical and regulatory approval success, timing of the clinical development plan, indications to be pursued, timing of commercial launch, pricing, sales ramp, market size, market share, peak sales, duration, pricing, relative positioning versus competition, licensing arrangements, market exclusivity, research and development expenses, sales and marketing expenses, general and administrative expenses, effective tax rate and utilization of net operating losses, future equity raises conducted by SpringWorks, expected cash burn rate, and other relevant factors related to SpringWorks’ long-range operating plan. The foregoing is a summary of certain key assumptions and does not purport to be a comprehensive or exhaustive overview of all metrics and assumptions included or reflected in the Projections.
The following table presents a summary of the February 2025 Projections (USD in millions):
	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Net Revenue	$480	$817	$1,176	$1,388	$1,461	$1,547	$1,645	$1,745	$1,821	$1,873
Gross Profit	$397	$657	$974	$1,131	$1,193	$1,282	$1,371	$1,454	$1,479	$1,527
EBIT(1)	$(147)	$121	$408	$560	$618	$812	$938	$1,051	$1,103	$1,135
	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E
Net Revenue	$1,896	$1,839	$1,817	$1,849	$1,894	$1,946	$1,995	$2,006	$1,456
Gross Profit	$1,584	$1,544	$1,530	$1,557	$1,592	$1,623	$1,672	$1,677	$1,259
EBIT(1)	$1,175	$1,144	$1,131	$1,152	$1,176	$1,195	$1,232	$1,230	$928

(1)
EBIT is defined as earnings before interest expenses and taxes.

The following table presents a summary of the unlevered free cash flows (USD in millions) with respect to the February 2025 Projections, as calculated by SpringWorks’ management:
	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
EBIT(1)	$(147)	$121	$408	$560	$618	$812	$938	$1,051	$1,103	$1,135
Less: Tax Expense(2)	—	$(27)	$(90)	$(123)	$(136)	$(179)	$(206)	$(231)	$(243)	$(250)
Plus: Depreciation & Amortization	$1	$2	$4	$6	$9	$11	$14	$17	$20	$23

	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Less: Capital Expenditures	$(10)	$(20)	$(29)	$(35)	$(37)	$(39)	$(41)	$(44)	$(46)	$(47)
Less: Changes in Net Working Capital	$(36)	$(62)	$(54)	$(32)	$(11)	$(13)	$(15)	$(15)	$(11)	$(8)
Unlevered Free Cash Flow(3)	$(192)	$14	$239	$376	$443	$593	$689	$778	$823	$854
	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E
EBIT(1)	$1,175	$1,144	$1,131	$1,152	$1,176	$1,195	$1,232	$1,230	$928
Less: Tax Expense(2)	$(258)	$(252)	$(249)	$(253)	$(259)	$(263)	$(271)	$(271)	$(204)
Plus: Depreciation & Amortization	$26	$29	$32	$35	$39	$41	$43	$45	$45
Less: Capital Expenditures	$(47)	$(46)	$(45)	$(46)	$(47)	$(49)	$(50)	$(50)	$(36)
Less: Changes in Net Working Capital	$(3)	$9	$3	$(5)	$(7)	$(8)	$(7)	$(2)	$83
Unlevered Free Cash Flow(3)	$892	$885	$873	$883	$902	$917	$947	$952	$815

(1)
EBIT is a non-GAAP financial measure defined as earnings before interest expenses and taxes.

(2)
Assumes a tax rate of 22.0%.

(3)
As set forth in these tables, unlevered free cash flow is a non-GAAP financial measure defined as EBIT, less tax expense (if profitable), plus depreciation and amortization, less capital expenditures and less change in net working capital.

The following table presents a summary of the April 2025 Projections (USD in millions):
	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Net Revenue	$471	$722	$1,089	$1,315	$1,408	$1,467	$1,539	$1,615	$1,668	$1,699
Gross Profit	$417	$599	$877	$1,078	$1,188	$1,191	$1,295	$1,359	$1,412	$1,436
EBIT(1)	$(137)	$39	$302	$489	$593	$725	$870	$969	$1,052	$1,064
	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E
Net Revenue	$1,706	$1,608	$1,616	$1,651	$1,691	$1,735	$1,781	$1,786	$1,257	$433
Gross Profit	$1,398	$1,368	$1,376	$1,405	$1,438	$1,463	$1,511	$1,512	$1,105	$406
EBIT(1)	$1,012	$996	$1,000	$1,021	$1,044	$1,058	$1,093	$1,088	$801	$300

(1)
EBIT is defined as earnings before interest expenses and taxes.

SpringWorks’ management calculated unlevered free cash flow as set forth below based on the April 2025 Projections, which calculations were approved by the Board for reliance upon and use by Centerview and Goldman Sachs in connection with the rendering of their respective opinions to the Board and in performing the related financial analyses as described in the section of this proxy statement captioned “— Opinion of Centerview Partners LLC” and “— Opinion of Goldman Sachs & Co. LLC”. For the purposes of calculating the discounted cash flow, SpringWorks’ management estimated the benefit from usage of net operating losses based on U.S. federal net operating losses of $581 million as of December 31, 2024.
The following table presents a summary of the unlevered free cash flows (USD in millions) with respect to the April 2025 Projections, as calculated by SpringWorks’ management:
	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
EBIT(1)	$(137)	$39	$302	$489	$593	$725	$870	$969	$1,052	$1,064
Less: Tax Expense(2)	—	$(9)	$(67)	$(107)	$(130)	$(159)	$(191)	$(213)	$(231)	$(234)

	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Plus: Depreciation & Amortization	$1	$2	$4	$6	$8	$11	$13	$16	$19	$21
Less: Capital Expenditures	$(8)	$(18)	$(27)	$(33)	$(35)	$(37)	$(38)	$(40)	$(42)	$(42)
Less: Changes in Net Working Capital	$(22)	$(60)	$(55)	$(34)	$(14)	$(9)	$(11)	$(11)	$(8)	$(5)
Unlevered Free Cash Flow(3)	$(167)	$(46)	$157	$320	$421	$530	$642	$720	$789	$804
	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E
EBIT(1)	$1,012	$996	$1,000	$1,021	$1,044	$1,058	$1,093	$1,088	$801	$300
Less: Tax Expense(2)	$(223)	$(219)	$(220)	$(225)	$(230)	$(233)	$(241)	$(239)	$(176)	$(66)
Plus: Depreciation & Amortization	$24	$27	$30	$32	$35	$38	$39	$40	$40	$39
Less: Capital Expenditures	$(43)	$(40)	$(40)	$(41)	$(42)	$(43)	$(45)	$(45)	$(31)	$(11)
Less: Changes in Net Working Capital	$(1)	$15	$(1)	$(5)	$(6)	$(7)	$(7)	$(1)	$79	$124
Unlevered Free Cash Flow(3)	$770	$779	$768	$783	$801	$813	$841	$844	$713	$385

(1)
EBIT is defined as earnings before interest expenses and taxes.

(2)
Assumes a tax rate of 22.0%.

(3)
As set forth in these tables, unlevered free cash flow is a non-GAAP financial measure defined as EBIT, less tax expense (if profitable), plus depreciation and amortization, less capital expenditures and less change in net working capital.

In light of the foregoing factors and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue reliance on the Projections or any other forward-looking information included in this section of the proxy statement.
Interests of the Directors and Executive Officers of SpringWorks in the Merger
Certain of SpringWorks’ executive officers and directors may have financial interests in the Merger that are different from, or in addition to, the interests of Company Stockholders generally. The Board was aware of these potential interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and in reaching its decision to approve the Merger Agreement and the Merger, and to recommend that the Company Stockholders approve the Merger Agreement as more fully discussed in “The Merger — Recommendation of the SpringWorks Board of Directors and Reasons for the Merger.”
SpringWorks’ current executive officers and their respective positions are as follows:
Name	Position
Saqib Islam, J.D.	Chief Executive Officer
Francis I. Perier, Jr., M.B.A.	Chief Financial Officer
Badreddin Edris, Ph.D.	Chief Operating Officer
Bhavesh Ashar, M.B.A.	Chief Commercial Officer
James Cassidy, M.D., Ph.D.	Chief Medical Officer
Daniel Pichl	Chief People Officer
Herschel S. Weinstein, J.D.	General Counsel and Secretary
Tai-An Lin, Ph.D.	Chief Scientific Officer
SpringWorks’ current non-employee directors are as follows:

Name
Carlos Albán
Alan Fuhrman
Julie Hambleton, M.D.
Freda Lewis-Hall, M.D., DFAPA
Daniel S. Lynch, M.B.A.
Martin Mackay, Ph.D.
Treatment of Equity and Equity-Based Awards
SpringWorks’ directors and executive officers who own Company Shares will receive the Merger Consideration on the same terms and conditions as the other holders of Company Shares in the Merger. The following table sets forth the number of Company Shares owned, as of May 14, 2025, by each of SpringWorks’ executive officers and non-employee members of the Board (which, for this purpose, excludes (i) shares underlying Company Options, whether or not currently exercisable, (ii) shares subject to outstanding Company RSUs, (iii) shares subject to outstanding Company PSUs, and (iv) shares held by affiliated entities of such persons).
Name	Number of Company Shares Owned
Saqib Islam, J.D.	602,880
Francis I. Perier, Jr. , M.B.A.	28,330
Badreddin Edris, Ph.D.	102,781
Bhavesh Ashar, M.B.A.	19,305
James Cassidy, M.D., Ph.D.	33,969
Daniel Pichl	15,982
Herschel S. Weinstein, J.D.	22,333
Tai-An Lin, Ph.D.	6,486
Carlos Albán	15,381
Alan Fuhrman	14,667
Julie Hambleton, M.D.	4,095
Freda Lewis-Hall, M.D., DFAPA	14,667
Daniel S. Lynch, M.B.A.	82,944
Martin Mackay, Ph.D.	—
Company Options
At the Effective Time, each outstanding Company Option (or portion thereof) that is vested as of immediately prior to the Effective Time will automatically be cancelled and will entitle the holder thereof to receive (without interest) an amount in cash (less applicable tax withholding) equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such vested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such vested Company Option immediately prior to the Effective Time. Any vested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
At the Effective Time, each Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time will automatically cease to represent an option to purchase Company Shares and will be converted into a Parent Cash-Based Option Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such unvested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such unvested Company Option immediately prior to the Effective Time. Each Parent Cash-Based Option Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the unvested Company Option immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based Option Award will vest, subject to the applicable holder’s continued employment with Parent through such date. Any unvested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
The following table sets forth, for each of SpringWorks’ executive officers and the non-employee members of the Board, (a) the aggregate number of Company Shares underlying vested Company Options held by such individual as of May 14, 2025, (b) the aggregate number of Company Shares underlying unvested Company Options as of May 14, 2025, and (c) the estimated value that the executive officers and non-employee members of the Board will receive in respect of such Company Options in connection with the Merger.
	Vested Company Options		Unvested Company Options
Name	Number of Shares (#)	Value ($)	Number of Shares (#)	Value ($)
Executive Officers
Saqib Islam, J.D.	2,041,632	51,352,830	415,930	3,931,556
Francis I. Perier, Jr., M.B.A.	668,558	16,585,182	133,406	1,478,547
Badreddin Edris, Ph.D.	611,768	11,271,440	265,950	2,913,518
Bhavesh Ashar, M.B.A.	260,558	2,315,345	167,767	1,889,310
James Cassidy, M.D., Ph.D.	209,188	1,770,774	167,995	1,733,281
Daniel Pichl	176,508	712,956	136,537	1,518,352
Herschel S. Weinstein, J.D.	292,393	3,013,240	131,348	1,482,260
Tai-An Lin, Ph.D.	36,374	768,173	73,872	1,256,809
Non-Employee Directors
Carlos Albán	54,474	744,837	1,676	30,285
Alan Fuhrman	85,753	1,343,973	—	—
Julie Hambleton, M.D.	49,200	336,194	—	—
Freda Lewis-Hall, M.D., DFAPA	85,753	1,343,973	—	—
Daniel S. Lynch, M.B.A.	324,576	12,023,551	—	—
Martin Mackay, Ph.D.	7,361	75,082	22,084	225,256
Company RSUs
At the Effective Time, each Company RSU, whether vested or unvested, will cease to represent a restricted stock unit award denominated in Company Shares and will be converted into a Parent Cash-Based RSU Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration. Each Parent Cash-Based RSU Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the Company RSU immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based RSU Award will vest, subject to the applicable holder’s continued employment with Parent through such date.
The following table sets forth, for each of SpringWorks’ executive officers and the non-employee members of the Board, (a) the aggregate number of Company Shares underlying Company RSUs held as of May 14, 2025, and (b) the estimated value that the executive officers and non-employee members of the Board will receive in respect of such Company RSUs in connection with the Merger.

	Company RSUs
Name	Number of Shares (#)	Value ($)
Executive Officers
Saqib Islam, J.D.	162,414	7,633,458
Francis I. Perier, Jr., M.B.A.	32,559	1,530,273
Badreddin Edris, Ph.D.	66,931	3,145,757
Bhavesh Ashar, M.B.A.	42,748	2,009,156
James Cassidy, M.D., Ph.D.	47,762	2,244,814
Daniel Pichl	34,780	1,634,660
Herschel S. Weinstein, J.D.	32,906	1,546,582
Tai-An Lin, Ph.D.	26,553	1,247,991
Non-Employee Directors
Carlos Albán	13,480	633,560
Alan Fuhrman	10,060	472,820
Julie Hambleton, M.D.	10,060	472,820
Freda Lewis-Hall, M.D., DFAPA	10,060	472,820
Daniel S. Lynch, M.B.A.	10,060	472,820
Martin Mackay, Ph.D.	20,023	941,081
Company PSUs
At the Effective Time, each Company PSU, whether vested or unvested, will automatically cease to represent a performance share unit award denominated in Company Shares and only entitle the holder thereof to receive (without interest) an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company PSU immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement and (ii) the Merger Consideration.
The following table sets forth, for each of SpringWorks’ executive officers and the non-employee members of the Board, (a) the aggregate number of Company Shares underlying Company PSUs (assuming the maximum level of performance) held as of May 14, 2025, and (b) the estimated value that the executive officers and non-employee members of the Board will receive in respect of such Company PSUs (assuming the maximum level of performance) in connection with the Merger.
	Company PSUs
Name	Number of Shares (#)	Value ($)
Executive Officers
Saqib Islam, J.D.	579,749	27,248,203
Francis I. Perier, Jr., M.B.A.	14,724	692,028
Badreddin Edris, Ph.D.	33,778	1,587,566
Bhavesh Ashar, M.B.A.	21,654	1,017,738
James Cassidy, M.D., Ph.D.	21,654	1,017,738
Daniel Pichl	16,023	753,081
Herschel S. Weinstein, J.D.	15,157	712,379
Tai-An Lin, Ph.D.	8,661	407,067

Company PSUs
Name	Number of Shares (#)	Value ($)
Non-Employee Directors
Carlos Albán	—	—
Alan Fuhrman	—	—
Julie Hambleton, M.D.	—	—
Freda Lewis-Hall, M.D., DFAPA	—	—
Daniel S. Lynch, M.B.A.	—	—
Martin Mackay, Ph.D.	—	—
Severance Entitlements
Each of our executive officers is a party to an Employment Agreement with SpringWorks that provides for certain payments and benefits in connection with a “change in control” (as defined in the applicable Employment Agreement). The Merger will qualify as a change in control under the Employment Agreements.
Each of the Employment Agreements provides that, in the event that the applicable executive officer’s employment is terminated by SpringWorks without “cause” (as defined in the applicable Employment Agreement) or if the executive officer resigns his employment for “good reason” within three months prior to a change in control or within the 18 months following a change in control (a “CIC Qualifying Termination”), subject to the executive officer’s timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, the executive officer will be entitled to:
•
A lump sum payment equal to 12 months (or 24 months in the case of Mr. Islam) of the executive officer’s current base salary (or the executive officer’s base salary in effect prior to the change in control, if higher);

•
One times (or two times in the case of Mr. Islam) the executive officer’s target annual cash incentive compensation for the year in which the termination occurs (or the executive officer’s target annual cash compensation in effect immediately prior to the change in control, if higher);

•
If the executive officer is participating in SpringWorks’ group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that SpringWorks would have made to provide the executive officer health insurance if he had remained employed by SpringWorks for up to 12 months (or 24 months in the case of Mr. Islam) following termination; and

•
Accelerated vesting of 100% of all stock options and other stock-based awards held by the executive officer, with any performance criteria applicable to such options or awards deemed satisfied at a level of 100%.

The estimated value of the severance payments and benefits for each of SpringWorks’ named executive officers is set forth in the section titled “The Merger — Quantification of Potential Payments and Benefits to SpringWorks’ Named Executive Officers in Connection with the Merger” below. Based on the same assumptions set forth in such section, the estimated aggregate amount of the cash severance payments (including for health coverage continuation) that would be payable under their Employment Agreements to the three current executive officers who are not named executive officers upon a CIC Qualifying Termination at the Effective Time under their Employment Agreements is $2,183,322.
New Parent Arrangements
Certain of SpringWorks’ executive officers may continue to provide employment or other services to Parent after the Effective Time and may enter into new agreements, arrangements or understandings with Parent to set forth the terms and compensation of such post-Effective Time service. As of the date of this proxy statement, no such agreements, arrangements or understandings with Parent exist.

Indemnification
Each of SpringWorks’ executive officers and directors is entitled to the indemnification and insurance benefits in favor of SpringWorks’ directors and executive officers, as described in more detail in “The Merger Agreement — Indemnification of Directors and Officers; Insurance.”
Quantification of Potential Payments and Benefits to SpringWorks’ Named Executive Officers in Connection with the Merger
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation that is based on or otherwise related to the Merger for each of SpringWorks’ named executive officers.
The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table. For purposes of calculating such amounts, the following assumptions were used:
•
the relevant price per Company Share is $47.00, which is the Merger Consideration;

•
the Effective Time occurs on May 14, 2025, which is the assumed date of the Effective Time solely for purposes of the disclosure in this section;

•
the employment of each of SpringWorks’ named executive officers is terminated immediately following the Effective Time in a manner entitling the named executive officer to receive the severance payments benefits described above in the section titled “The Merger — Severance Entitlements”;

•
each named executive officer’s base salary and target annual bonus is that approved by the Compensation Committee of the Board for 2025;

•
the Company PSUs are earned at the maximum level of performance;

•
no named executive officer receives any additional equity grants on or prior to the Effective Time; and

•
no executive officer enters into new agreements or is otherwise legally entitled, prior to the Effective Time, to additional compensation or benefits, except as described above.

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/Benefits ($)(3)	Total ($)
Saqib Islam, J.D.	2,800,000	38,813,217	75,378	41,688,595
Francis I. Perier, Jr., M.B.A.	765,600	3,700,848	37,689	4,504,137
Bhavesh Ashar, M.B.A.	798,950	4,916,204	37,689	5,752,843
Badreddin Edris, Ph.D.	1,009,050	7,646,841	37,689	8,693,580
James Cassidy, M.D., Ph.D.	798,950	4,995,833	39,813	5,834,596

(1)
Amounts shown reflect the cash severance payments each named executive officer is eligible to receive in connection with a CIC Qualifying Termination pursuant to his Employment Agreement, as described above in the section titled “The Merger — Severance Entitlements.” These severance payments are “double-trigger” benefits as they will be paid to a named executive officer only upon a CIC Qualifying termination, subject to the named executive officer’s execution and non-revocation of a separation agreement and release in favor of SpringWorks.

(2)
Amounts shown reflect the value of accelerated vesting of unvested Company Options and Company RSUs and Company PSUs (assuming the maximum level of performance) held by the named executive officers. Pursuant to the Employment Agreements, each named executive officers is entitled to “double-trigger” accelerated vesting of all equity awards held by him upon a CIC Qualifying Termination, subject to the named executive officer’s execution and non-revocation of a separation agreement and release in favor of SpringWorks, as described above in the section titled “The Merger — Severance Entitlements.” The amounts payable with respect to the Company PSUs are “single-trigger” benefits in that they will become payable upon the Effective Time in accordance with the terms of the Merger Agreement. For a description of the treatment of Company Options, Company RSUs and Company PSUs in the Merger, see the section above titled “The Merger — Treatment of Equity and Equity-Based Awards.”

(3)
Amounts shown reflect the current estimated cost of COBRA premiums each named executive officer is eligible to receive in connection with a CIC Qualifying Termination pursuant to his Employment Agreement, as described above in the section titled “The Merger — Severance Entitlements.” These amounts are “double-trigger” benefits as they will be paid to a named executive officer only upon a CIC Qualifying Termination, subject to the named executive officer’s execution and non-revocation of a separation agreement and release in favor of SpringWorks.

Financing of the Merger
The consummation of the Merger is not conditioned upon receipt or availability of any funds or financing by Parent. Parent has represented in the Merger Agreement that it has access to, and will cause Merger Sub to have, at the Closing and the Effective Time, sufficient funds for the consummation of the Merger and other transactions contemplated by the Merger Agreement, including payment in cash of the aggregate consideration payable under the Merger Agreement, and to pay all related fees and expenses required to be paid by Parent and Merger Sub pursuant to the terms of the Merger Agreement.
Closing and Effective Time of the Merger
The Closing of the Merger will take place by remote communication and by the exchange of signatures by electronic transmission or, if to the extent such exchange is not practicable, at a Closing to held at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, New York 10018 at 9:00 a.m. New York City time on the fifth business day following the satisfaction of waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or at such other date and time as Parent and SpringWorks may agree in writing.
As promptly as practicable following the Closing, but on the Closing Date, the parties will cause the Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware as provided by the relevant provisions of the DGCL. The Merger will become effective at such time as the Certificate of Merger has been executed and is filed with the Secretary of State, or at such later date and time as may be agreed by Parent and SpringWorks in writing and specified in the Certificate of Merger.
Appraisal Rights
If the Merger is consummated, stockholders who do not wish to accept the applicable merger consideration are entitled to seek appraisal of their Company Shares under Section 262 of the DGCL and, if all procedures described in Section 262 of the DGCL are strictly complied with, to receive payment in cash for the fair value of their Company Shares, their Company Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of Company Shares as determined by the Delaware Court of Chancery may be more or less than, or the same as, the consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the consideration that they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their Company Shares following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their Company Shares determined under Section 262 could be more than, the same as or less than the consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A copy of Section 262 of the DGCL is attached to this proxy statement as Annex D. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 of the DGCL and any amendments thereto after the date of this proxy statement.

Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262 of the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration under the Merger Agreement.
A holder of record of Company Shares and a beneficial owner who (i) continuously holds or beneficially owns, as applicable, such shares through the Effective Time, (ii) has not consented to the Merger in writing or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262 of the DGCL, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares, and (v) in the case of a beneficial owner, a person who (a) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (b) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (c) provides an address at which such beneficial owner consents to receive notices given by SpringWorks and to be set forth on the Chancery List (as defined below), will be entitled to receive the fair value of his, her or its Company Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
Section 262 of the DGCL requires that where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation must notify stockholders that appraisal rights will be available not less than 20 days before the meeting to vote on the Merger. Such notice must include either a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. This proxy statement constitutes SpringWorks’ notice to our stockholders that appraisal rights are available in connection with the Merger, in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL, which is attached to this proxy statement as Annex D. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL.
If you elect to demand appraisal of your Company Shares, you must satisfy each of the following conditions: you must deliver to SpringWorks a written demand for appraisal of your Company Shares prior to the Special Meeting, which must (i) reasonably inform us of the identity of the holder of record of such shares who intends to demand appraisal of his, her or its shares (and, for beneficial owners only, such demand is accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by SpringWorks and to be set forth on the Chancery List), and (ii) that you intend to demand the appraisal of your shares. In addition, as described above, you must not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement; you must hold or beneficially own, as applicable, your Company Shares continuously through the effective date; and you must comply with the other applicable requirements of Section 262 of the DGCL.
A stockholder of SpringWorks who elects to exercise appraisal rights must mail or deliver his, her or its written demand for appraisal to the following address:
SpringWorks Therapeutics, Inc.
100 Washington Blvd
Stamford, Connecticut 06902
Attention: Corporate Secretary
Within 10 days after the Effective Time, the Surviving Corporation must give written notice that the Merger has become effective to each stockholder who has submitted appraisal demands in compliance with Section 262(d)(1) of the DGCL and did not vote in favor of or consent to the Merger, and any beneficial owner who has submitted appraisal demands in compliance with Section 262(d)(3) of the DGCL, of the Effective Time of such Merger.
Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation and any person who has properly and timely demanded appraisal and otherwise complied with Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, demanding a determination of the fair value of the Company Shares held by all persons that have demanded appraisal. There is no present intent on the part of SpringWorks or the Surviving Corporation to file an appraisal petition and persons seeking to exercise appraisal rights should assume that SpringWorks and the Surviving Corporation will not file such a petition or initiate any negotiations with respect to the fair value of Company Shares. Accordingly, persons who desire to have their Company Shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL. If, within 120 days after the Effective Time, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.
At any time within 60 days after the Effective Time, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the Merger Consideration specified by the Merger Agreement for that person’s Company Shares by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. Unless the demand is properly withdrawn by the person within 60 days after the effective date, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the person will be entitled to receive only the fair value of such person’s Company Shares determined by the Delaware Court of Chancery in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration offered pursuant to the Merger Agreement.
In addition, within 120 days after the Effective Time, any person who has theretofore complied with the applicable provisions of Section 262 of the DGCL will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Company Shares not consented in writing or otherwise voted in favor of the Merger and with respect to which demands for appraisal were received by the Surviving Corporation and the aggregate number of holders of such shares. Such statement must be given within 10 days after the written request therefor has been received by the Surviving Corporation or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.
Upon the filing of a petition by a person, service of a copy of such petition will be made upon the Surviving Corporation. The Surviving Corporation will be required to, within 20 days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their Company Shares and with whom the Surviving Corporation has not reached agreements as to the value of such shares (the “Chancery List”). The Register in Chancery, if so ordered by the Delaware Court of Chancery, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Corporation and to all such persons set forth on the Chancery List.
If a petition for an appraisal is timely filed by a person, at the hearing on such petition, the Delaware Court of Chancery will determine which persons have complied with Section 262 of the DGCL and have become entitled to appraisal rights provided thereby. The Delaware Court of Chancery may require the persons who have demanded an appraisal of their Company Shares and who hold such shares represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
Upon application by the Surviving Corporation or any person entitled to participate in the appraisal proceedings, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery List and may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262 of the DGCL.

Where proceedings are not dismissed, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceedings the Delaware Court of Chancery shall determine the fair value of Company Shares taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case interest will accrue after such payment only on the sum of (i) the difference, if any, between the amount so paid and the fair value of the Company Shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time.
When the fair value of the Company Shares is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the persons entitled to receive the same.
Although SpringWorks believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and persons should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Moreover, the Surviving Corporation does not anticipate offering more than the Merger Consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of the relevant shares is less than the Merger Consideration.
In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. The Delaware Supreme Court has indicated that transaction price is one of the relevant factors the Delaware Court of Chancery may consider in determining “fair value” and that absent deficiencies in the sale process the transaction price should be given “considerable weight.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”
The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all Company Shares entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware Court of Chancery are subject to appellate review by the Delaware Supreme Court.
Any person who has duly demanded appraisal in compliance with Section 262 of the DGCL will not be entitled to vote for any purpose any Company Shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the Effective Time.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.
Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s statutory appraisal rights.
Material U.S. Federal Income Tax Consequences of the Merger to Holders of Company Shares
The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to holders of Company Shares whose Company Shares are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is limited to holders that hold their Company Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This summary of material U.S. federal income tax consequences is not a complete description of all potential U.S. federal income tax consequences of the Merger. This summary does not describe any of the tax consequences arising under the laws of any state, local or non-U.S. tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., state, gift or alternative minimum tax, the Medicare net investment income surtax, or any withholding considerations under the Foreign Account Tax Compliance Act of 2010 (including regulations issued thereunder and the intergovernmental agreements entered into, and laws and regulations promulgated, pursuant thereto or in connection therewith)). In addition, this summary does not address the U.S. federal income tax consequences to holders of Company Shares that exercise appraisal rights under the DGCL. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder or both, as the context may require.
This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to holders in light of their particular facts and circumstances, including, but not limited to:
•
holders that may be subject to special treatment under U.S. federal income tax laws, such as: financial institutions, tax-exempt organizations, governmental organizations, “controlled foreign corporations,” “passive foreign investment companies,” S corporations, partnerships or any other entities or arrangements treated as pass-through entities or partnerships for U.S. federal income tax purposes or any investor therein, banks, insurance companies, mutual funds, brokers or dealers in stocks, securities, commodities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, regulated investment companies, real estate investment trusts, “qualified foreign pension funds” (within the meaning of Section 897(1)(2) of the Code) or entities all of the interests in which are held by a qualified pension fund, “qualified stockholders” (within the meaning of Section 897(k)(3) of the Code) or investors therein, retirement plans, individual retirement accounts or other tax-deferred or advantaged accounts, or certain former citizens or long-term residents of the United States;

•
holders that are corporations that accumulate earnings to avoid U.S. federal income tax;

•
holders holding their Company Shares as part of a hedging, straddle or other risk reducing transaction or as part of a conversion transaction or other integrated investment;

•
holders deemed to have sold their Company Shares under the constructive sale provisions of the Code;

•
holders that received their Company Shares in compensatory transactions;

•
holders that hold their Company Shares through individual retirement or other tax-deferred accounts;

•
holders that own an equity interest, actually or constructively, in Parent;

•
U.S. Holders whose “functional currency” is not the U.S. dollar;

•
holders that are required to report income no later than when such income is reported in an “applicable financial statement”; or

•
holders that own or have owned (actually or constructively) 5% or more of the Company Shares.

If a partnership (including an entity or arrangement classified as a partnership for U.S. federal income tax purposes) is a beneficial owner of Company Shares, the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding Company Shares and partners therein should consult their tax advisors regarding the particular tax consequences to them of the Merger.
We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR OTHER TAX LAWS.
U.S. Holders
For purposes of this proxy statement, a “U.S. Holder” is a beneficial owner of Company Shares who or that is, or is treated as, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States or someone treated as a citizen or resident of the United States for U.S. federal income tax purposes;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for Company Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder will recognize gain or loss equal to the difference, if any, between the amount of cash received (including any applicable withholding taxes withheld from such payment) and the U.S. Holder’s adjusted tax basis in the Company Shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the Company Shares. Any such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such Company Shares is more than one year at the time of the consummation of the Merger. If a U.S. Holder acquired different blocks of Company Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Company Shares. A reduced tax rate on capital gains generally will apply to long-term capital gains of non-corporate U.S. Holders, including individuals. There are limitations on the deductibility of capital losses.
Payments made to a U.S. Holder in exchange for Company Shares pursuant to the Merger may be subject to information reporting to the IRS and backup withholding at a rate of 24%. To avoid backup withholding on such payments, U.S. Holders that do not otherwise establish an exemption must complete and return to the exchange agent a properly executed IRS Form W-9 certifying under penalties of perjury that such holder is a

United States person for U.S. federal income tax purposes, that the taxpayer identification number provided is correct and that such holder is not subject to backup withholding. Certain types of U.S. Holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld from payments to a U.S. Holder under the backup withholding rules generally will be allowed as a refund or a credit against such U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Non-U.S. Holders
For purposes of this proxy statement, the term “Non-U.S. Holder” means a beneficial owner of Company Shares that is, for U.S. federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation or any other foreign organization taxable as a corporation for U.S. federal income tax purposes, or (iii) a foreign estate or trust that in each case is not subject to U.S. federal income tax on a net-income basis on income or gain from Company Shares.
Non-U.S. Holders should consult their tax advisors to determine the U.S. federal, state, local, non-U.S. and other tax consequences that may be relevant to them in light of their particular circumstances.
Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case the Non-U.S. Holder generally will be subject to United States federal income tax on a net income basis with respect to such gain in the same manner as if such Non-U.S. Holder were a U.S. Holder, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional branch profits tax at a rate of 30% (or a lower rate specified under an applicable tax treaty), subject to certain adjustments;

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate specified under an applicable tax treaty), which may be offset by U.S.-source capital losses of such Non-U.S. Holder recognized in the same taxable year (if any) provided the Non-U.S. Holder timely files U.S. federal income tax returns with respect to such losses; or

•
Company Shares held by such Non-U.S. Holder constitute a United States real property interest (a “USRPI”) by reason of SpringWorks’ status as a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code (a “USRPHC”), at any time during the shorter of the five-year period ending on the date of the Effective Time or the period that the Non-U.S. Holder held the applicable Company Shares.

With respect to the third bullet point above, SpringWorks believes it is not a USRPHC. Because the determination of whether SpringWorks is a USRPHC depends, however, on the fair market value of its USRPIs relative to the fair market value of its non-U.S. real property interests and other business assets, there can be no assurance SpringWorks is not a USRPHC. Even if SpringWorks is a USRPHC, gain arising from the sale or other taxable disposition of SpringWorks common stock by a Non-U.S. Holder will not be subject to U.S. federal income tax if SpringWorks common stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market and such Non- U.S. Holder owned, actually and constructively, 5% or less of SpringWorks common stock throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the Non-U.S. Holder’s holding period.
Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Payments made to a Non-U.S. Holder in exchange for Company Shares pursuant to the Merger may be subject to information reporting to the IRS and backup withholding at a rate of 24%. A Non-U.S. Holder generally can avoid information reporting and backup withholding by providing the exchange agent with the applicable and properly completed and executed IRS Form W-8 certifying the holder’s non-U.S. status or by otherwise establishing an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
Regulatory Approvals Required for the Merger
HSR Act and U.S. Antitrust Matters
Under the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission (the “FTC”), the Merger cannot be consummated until SpringWorks and Parent each file a notification and report form with the FTC and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting period thereunder has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. Each of Parent and the Company filed their respective HSR Act notifications on May 14, 2025. The waiting period under the HSR Act is set to expire at 11:59 p.m., Eastern Time, on June 13, 2025. Under the terms of the Merger Agreement, each of SpringWorks and Parent are required to use their respective reasonable best efforts to file their respective HSR Act notifications within twenty business days of the date of the Merger Agreement. The DOJ or the FTC may extend the 30 day waiting period by issuing a Request for Additional Information and documentary materials (a “Second Request”). If either agency issues a Second Request, the waiting period will be extended until 30 days after the parties substantially comply with the request.
At any time before or after consummation of the Merger, notwithstanding the expiration or termination of the waiting period under the HSR Act, the Antitrust Division of the DOJ or the FTC could take such action under applicable antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the consummation of the Merger, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any state could take such action under its applicable antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under applicable antitrust laws under certain circumstances.
German competition act (Gesetz gegen Wettbewerbsbeschränkungen)
The Merger is also subject to receipt of antitrust approval in Germany, pursuant to the Act against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen) (“GWB”). Under the GWB and related rules, the Merger may not be completed until it has been approved by the Bundeskartellamt. Parent filed its notification pursuant to the GWB on May 8, 2025. The Bundeskartellamt has until June 8, 2025 to approve, or open an extended investigation into, the Merger.
General
Subject to the terms and conditions of the Merger Agreement, SpringWorks and Parent will cooperate with each other and use (and will cause their respective subsidiaries to use) their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary or advisable under applicable law to consummate the Merger as promptly as practicable after April 27, 2025, including preparing and delivering or submitting documentation to (i) effect the expirations of all waiting periods under applicable antitrust law promptly as practicable after April 27, 2025 and (ii) make with and obtain from, any governmental entity, as applicable, all filings, notices, reports, consents, registrations, approvals, non-objections, permits and authorizations, in each case necessary and advisable in order to consummate the transaction contemplated by the Merger Agreement.
Parent will, after good faith consultation with SpringWorks and after considering, in good faith, SpringWorks’ views and comments, control and lead all communications, negotiations, timing decisions, and strategy on behalf of the parties relating to any approval under antitrust laws and any litigation matters pertaining to the antitrust laws applicable to the Merger, and SpringWorks will take all reasonable actions to support Parent in connection therewith. Each of SpringWorks and Parent will permit the other party and its representatives to review in advance any substantive written communication proposed to be made by such party to any governmental entity regarding the Merger and will consider in good faith the views of the other party and promptly inform the other party of any substantive communication from any governmental entity regarding the Merger in connection with such filings.
From April 27, 2025, neither Parent nor Merger Sub will, nor will they permit any of their respective subsidiaries and controlled affiliates to, acquire or agree to acquire any rights, assets, business, person or division thereof (through acquisition, license, joint venture, collaboration or otherwise) related to the treatment of diseases set forth on the related schedules of the Merger Agreement, within seventy-five days following the submission of filings under the HSR Act by both Parent and SpringWorks, if such acquisition would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining any applicable clearance, consent, approval, waiver, waiting period expiration or termination, non-action or other authorization under the HSR Act (or any other antitrust law in the jurisdictions set forth on the Company Disclosure Letter), (ii) materially increase the risk of any governmental entity entering an order prohibiting the transactions contemplated by the Merger Agreement or (iii) materially delay the consummation of the transactions contemplated by the Merger Agreement.
Other than the filings required under the HSR Act and the GWB as described above, we currently do not expect that any clearance, approval or consent would be required under any other applicable antitrust law in connection with the Merger.
Delisting and Deregistration of Company Shares
If the Merger is consummated, following the Effective Time, the Company Shares will cease trading on Nasdaq and will be deregistered under the Exchange Act. As such, we would no longer file periodic reports with the SEC.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about SpringWorks contained in this proxy statement or in SpringWorks’ public reports filed with the SEC may supplement, update or modify the factual disclosures about SpringWorks contained in the Merger Agreement and described in this summary. The representations, warranties, covenants, and agreements made in the Merger Agreement by SpringWorks and Parent were qualified and subject to important limitations agreed to by SpringWorks and Parent in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations, warranties, covenants, and agreements contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations, warranties, covenants, and agreements were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right to not close the Merger if the representations and warranties of the other party prove to be untrue (or such covenants and agreements were not complied with), due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations, warranties, covenants, and agreements may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures contained in the disclosure letter delivered by SpringWorks to Parent in connection with the Merger Agreement (the “Company Disclosure Letter”), which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since April 27, 2025, and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the respective public filings made by each of SpringWorks with the SEC. For the foregoing reasons, the representations, warranties, covenants, and agreements and any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of SpringWorks, Parent or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this proxy statement or incorporated by reference into this proxy statement.
Additional information about SpringWorks may be found elsewhere in this proxy statement and SpringWorks’ other public filings. See “Where You Can Find More Information” beginning on page 109 of this proxy statement.
When the Merger Becomes Effective
The Closing of the Merger will take place by remote communication and by the exchange of signatures by electronic transmission or, if to the extent such exchange is not practicable, at a Closing to held at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, New York 10018 at 9:00 a.m. New York City time on the fifth business day following the satisfaction of waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or at such other date and time as Parent and SpringWorks may agree in writing.
As promptly as practicable following the Closing, but on the Closing Date, the parties will cause the Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware as provided by the relevant provisions of the DGCL. The Merger will become effective at such time as the

Certificate of Merger has been executed and is filed with the Secretary of State, or at such later date and time as may be agreed by Parent and SpringWorks in writing and specified in the Certificate of Merger so executed and filed.
Structure of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
Subject to the terms and conditions of the Merger Agreement and pursuant to the applicable provisions of the DGCL, (i) at the Effective Time, Merger Sub will be merged with and into SpringWorks and the separate corporate existence of Merger Sub will thereupon cease, (ii) SpringWorks will be the surviving corporation in the Merger and, from and after the Effective Time, will be a wholly owned subsidiary of Parent and the separate corporate existence of SpringWorks will continue unaffected by the Merger, and (iii) the Merger will have such other applicable effects as set forth in the Merger Agreement and in the applicable provisions of the DGCL. At the Effective Time, all the rights, privileges, immunities, powers, objects and purposes of SpringWorks and Merger Sub will be vested in the Surviving Corporation and all claims, debts, liabilities and obligations of SpringWorks and Merger Sub will be the claims, debts, liabilities and obligations of the Surviving Corporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended and restated in its entirety, until thereafter duly amended, restated or amended and restated as provided therein or by applicable law. SpringWorks, Parent and Merger Sub will take all actions necessary so that the bylaws of Merger Sub in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation, except that references to Merger Sub’s name will be replaced with references to the Surviving Corporation’s name, until thereafter amended, restated or amended and restated as provided therein, the certificate of incorporation of the Surviving Corporation or by applicable law.
The directors of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the directors of the Surviving Corporation, and will hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal pursuant to the certificate of incorporation of the Surviving Corporation, the bylaws of the Surviving Corporation or applicable law.
SpringWorks, Parent and Merger Sub will take all actions necessary so that the individuals designated in writing by Parent immediately prior to the Effective Time will, from and after the Effective Time, be the officers of the Surviving Corporation, and will hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal pursuant to the certificate of incorporation of the Surviving Corporation, the bylaws of the Surviving Corporation or applicable law.
Effect of the Merger on Company Shares
At the Effective Time, by virtue of the Merger and without any action on the part of the holder, all Company Shares issued and outstanding immediately prior to the Effective Time, (other than Excluded Shares) will be converted into the right to receive $47.00 in cash, without interest and less any applicable withholding taxes, and will cease to be outstanding, will be cancelled and will cease to exist. At the Effective time, by virtue of the Merger and without any action on the part of the holder, each certificate representing any Eligible Shares immediately prior to the Effective Time (each a “Certificate”) and each book-entry account representing any non-certificated Eligible Share immediately prior to the Effective Time (“Book-Entry Share”), will thereafter only represent the right to receive $47.00 in cash, without interest and less any applicable withholding taxes.
Each Excluded Share will cease to be outstanding, will be cancelled without payment of any consideration therefor and will cease to exist, subject to any rights any holder of Company Shares for which appraisal rights have been duly demanded pursuant to the appraisal rights terms of the Merger Agreement.
Treatment of Equity Awards and the ESPP
Company Options.
Under the Merger Agreement, at the Effective Time, each outstanding Company Option (or portion thereof) that is vested as of immediately prior to the Effective Time will automatically be cancelled and will entitle the holder thereof to receive (without interest) an amount in cash (less applicable tax withholding)

equal to the product (rounded down to the nearest whole cent) of (1) the total number of Company Shares subject to such vested Company Option immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such vested Company Option immediately prior to the Effective Time. Any vested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
Under the Merger Agreement, at the Effective Time, each Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time will automatically cease to represent an option to purchase Company Shares and will be converted into a Parent Cash-Based Option Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such unvested Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Shares subject to such unvested Company Option immediately prior to the Effective Time. Each Parent Cash-Based Option Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the unvested Company Option immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based Option Award will vest, subject to the applicable holder’s continued employment with Parent through such date. Each applicable portion of the Parent Cash-Based Option Award will become payable to the applicable holder within 15 business days following vesting. Any unvested Company Option which has an exercise price per share that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
Company Restricted Stock Units.   Under the Merger Agreement, at the Effective Time, each Company RSU, whether vested or unvested, will cease to represent a restricted stock unit award denominated in Company Shares and will be converted into a Parent Cash-Based RSU Award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration. Each Parent Cash-Based RSU Award will generally vest in accordance with the vesting terms that applied to the corresponding portion of the Company RSU immediately prior to the Effective Time; provided, that on the nine-month anniversary of the closing date of the Merger, 50% of each then-unvested tranche of each Parent Cash-Based RSU Award will vest, subject to the applicable holder’s continued employment with Parent through such date. Each applicable portion of the Parent Cash-Based RSU Award will become payable within 15 business days following vesting.
Company Performance Share Units.   Under the Merger Agreement, at the Effective Time, each Company PSU, whether vested or unvested, will automatically cease to represent a performance share unit award denominated in Company Shares and only entitle the holder thereof to receive (without interest) an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Company Shares subject to such Company PSU immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement and (ii) the Merger Consideration. Such payment will be made as soon as reasonably practicable, but in no event more than 15 business days, after the Effective Time.
ESPP.   Under the Merger Agreement, as promptly as practicable following April 27, 2025 (but in any event prior to the Closing), the Company will take all actions (including obtaining any necessary determinations or resolutions of the Board or committee thereof and, if appropriate, amending the terms of the ESPP) that may be necessary or required under the ESPP and applicable law to ensure that, (i) no offering period will be authorized or commenced on or after April 27, 2025 and (ii) the ESPP will terminate effective as of immediately prior to, and conditional upon the occurrence of, the Effective Time.
Dissenting Shares
The Merger Agreement provides that Company Shares for which appraisal has been duly demanded in accordance with the DGCL and not effectively withdrawn or otherwise waived or lost (the “Dissenting Shares”) will not be converted into the right to receive the Merger Consideration, but instead will entitle the holder to payment for such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any holder of Dissenting Shares fails to perfect or otherwise waives, withdraws or loses the right to appraisal under Section 262 of the DGCL, such Dissenting Shares will automatically be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, the Merger Consideration.
Payment for Company Shares
As soon as practicable following the Effective Time, Parent will deposit, or cause to be deposited, with a paying agent designated by Parent that is reasonably acceptable to SpringWorks (the “Paying Agent”), an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments in respect of the Eligible Shares.
As promptly as practicable after the Effective Time (but no later than three business days), Parent will cause the Paying Agent to mail or otherwise provide to each holder of record of Eligible Shares that are (i) Certificates or (ii) Book-Entry Shares whose shares are not held, directly or indirectly, through DTC a notice advising such holders of the effectiveness of the Merger, which notice will include: (i) appropriate transmittal materials (including a letter of transmittal in customary form), which will specify that delivery will be effected, and risk of loss and title, will pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or the surrender of such Book-Entry Shares to the Paying Agent and which will be in such form and have such other provisions as Parent and SpringWorks may reasonably agree and (ii) instructions for effecting the surrendering the Certificates or Book-Entry Shares in exchange for the consideration payable with respect thereto.
Upon surrender to the Paying Agent of Eligible Shares that are Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares, together with a duly completed and validly executed letter of transmittal, the holder of such Certificate or Book-Entry Shares will promptly receive in exchange for the amount of cash consideration that such holder is entitled to receive and the Certificate or Book-Entry Share so surrendered will then be cancelled.
In the event of a transfer of ownership of any Certificate that is not registered in the stock transfer books or ledger of SpringWorks or if the consideration payable is to be paid in a name other than that in which the Certificate or Certificates surrendered or transferred in exchange therefor are registered in SpringWorks’ stock transfer books or ledger, a check for any cash to be exchanged upon due surrender of any such Certificate or Certificates may be issued by the Paying Agent to such a transferee if the Certificate or Certificates is or are (as applicable) properly endorsed and otherwise in proper form for surrender and presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the Paying Agent.
Representations and Warranties
The Merger Agreement contains representations and warranties of each of SpringWorks, Parent and Merger Sub (subject to certain qualifications or exceptions in the Merger Agreement and related schedules) as to, among other things:
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corporate organization, existence, good standing and corporate power and authority to conduct its business as currently conducted;

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corporate power and authority to enter into the Merger Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby;

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required regulatory filings or actions and authorizations, consents or approvals of governmental entities and other persons;

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the absence of certain violations, defaults or consent requirements under certain contracts, organizational documents, applicable requirements of Nasdaq, and applicable law, in each case arising out of the execution, delivery or performance of, or consummation of the transactions contemplated by, the Merger Agreement;

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the absence of certain litigation, orders and proceedings and investigations pending against the parties; and

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the absence of any fees owed by the parties to investment bankers or brokers in connection with the Merger, other than those specified in the Merger Agreement.

The Merger Agreement also contains representations and warranties of SpringWorks (subject to certain qualifications or exceptions in the Merger Agreement and related schedules) as to, among other things:
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the qualification and good standing of SpringWorks as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business makes such qualification or licensing necessary;

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the capitalization of SpringWorks;

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the receipt of a fairness opinion from each of Centerview and Goldman Sachs;

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the compliance by SpringWorks with applicable laws and the possession by SpringWorks of all licenses necessary to conduct its business;

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the absence of design defects in any products or breaches of any guarantees, warranties or indemnities with respect to products;

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the lack of production of “critical technologies”, performance of functions with respect to “covered investment critical infrastructure” or maintenance and collection of “sensitive personal data”, as defined in the Defense Production Act of 1950 and implementing regulations;

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documents filed with the SEC, compliance with applicable SEC filing requirements and accuracy of information contained in such documents;

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maintenance of disclosure controls and procedures and internal control over financial reporting;

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preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”);

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the absence of certain changes from December 31, 2023 through April 27, 2025, including the conduct of the business of SpringWorks in the ordinary course, and the absence of a Material Adverse Effect;

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certain categories of specified material contracts;

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SpringWorks’ employee benefit plans and other agreements with its employees;

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employment matters;

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environmental matters, including compliance with environmental laws by SpringWorks;

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the payment of taxes, filing of tax returns, absence of tax audits or proceedings and other tax matters;

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real property leased by SpringWorks;

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SpringWorks’ intellectual property rights, information technology and cybersecurity;

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SpringWorks’ compliance with data privacy and protection laws and the absence of material failures of SpringWorks’ information technology systems;

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certain regulatory matters, including with respect to regulatory approvals from the U.S. Food and Drug Administration (the “FDA”), and the compliance with various applicable rules of the FDA and health care laws applicable to the conduct of the business of SpringWorks;

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insurance policies maintained by SpringWorks; and

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non-applicability of certain anti-takeover laws to the Merger Agreement and the Merger.

The Merger Agreement also contains representations and warranties of Parent and Merger Sub (subject to certain qualifications or exceptions in the Merger Agreement) as to, among other things:
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the availability to Parent and Merger Sub, as of the Closing Date, of sufficient funds to consummate the Merger and the other transactions contemplated by the Merger Agreement that require payment on the Closing Date; and

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the absence of any ownership by Parent, Merger Sub or any of their respective affiliates of Company Shares or securities convertible into or exchangeable for Company Shares.

Some of the representations and warranties in the Merger Agreement are qualified by materiality qualifications or a “Material Adverse Effect” clause.
For purposes of the Merger Agreement, a “Material Adverse Effect” means any event, occurrence, circumstance, change or effect which, individually or when taken together with all other events, occurrences, circumstances, changes or effects which have occurred in the applicable determination period for a Material Adverse Effect, has had or would reasonably be expected to have a material adverse effect on the business, financial condition, assets, liabilities or results of operations of SpringWorks and its subsidiaries, taken as a whole; provided, however, that none of the following, either alone or in combination, will be deemed to constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:
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changes in general economic, regulatory, business, financial or securities markets or political or geopolitical conditions in the United States or elsewhere in the world;

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changes in the economic, regulatory, financial or business conditions generally affecting the biopharmaceutical industry in the United States or in Europe;

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in and of itself, any change in SpringWorks’ stock price or trading volume of the Company Shares or any failure by SpringWorks to meet any revenue, earnings, cash flows or other similar internal or analysts’ projections (it being understood that any effect, change, development or occurrence giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been, a Material Adverse Effect unless otherwise excluded by another bullet of this definition);

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any change resulting from any outbreak, epidemics, pandemics, the continuation or escalation of acts of war (whether or not declared), civil disobedience, hostilities, sabotage, an act of terrorism, military actions, earthquakes, fires, explosions or any weather or natural disasters, or any international calamity or crisis, whether or not caused by any person, or other similar force majeure events, including any worsening of such conditions or responses of any governmental entity thereto;

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any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable law or GAAP or any other applicable accounting standards or, in each case, the interpretation thereof;

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any event, occurrence, circumstance, change or effect arising from fluctuations in the value of any currency, exchange rates, interest rates or inflation rates;

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the execution or public announcement of the Merger or the other transactions contemplated hereby or the pendency or consummation of the Merger or the other transactions contemplated thereby, including any loss of or adverse change in the relationship of Parent, SpringWorks and their respective subsidiaries with their respective employees, contractors, customers, partners, licensors, licensees, regulatory authorities, suppliers or other third parties (it being understood and agreed that this will not apply with respect to any representation or warranty with respect to governmental filings set forth in the Merger Agreement the purpose of which is to address the consequences of the execution and delivery of the Merger Agreement or the consummation of the transactions contemplated hereby or the performance of obligations of SpringWorks thereunder);

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any action taken (or not taken) by SpringWorks or any of its subsidiaries that is required to be taken (or not taken) by the Merger Agreement, if SpringWorks has requested to take said action (or not take said action) and Parent has unreasonably withheld, conditioned or delayed its written consent thereto;

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any event, occurrence, circumstance, change or effect resulting or arising from the identity of Parent or Merger Sub as the acquiror of SpringWorks;

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any transaction litigation; and

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any negative or adverse regulatory actions, requests, recommendations, determinations or decisions of the European Medicines Agency relating to certain European marketing authorizations; other than to the extent that any such action, request, recommendation, determination or decision arises from or relates to (i) facts and circumstances of which SpringWorks had knowledge prior to April 27, 2025, that were not disclosed to Parent prior to April 27, 2025; or (ii) any fraud or misconduct of

SpringWorks or any of its subsidiaries or any of their respective affiliates, representatives, directors, officers, employees or contractors; provided, that if any such action, request, recommendation, determination or decision shall have a negative or adverse impact on any commercial product in the United States, then such negative or adverse impact in the United States may be considered in determining whether there has occurred a Material Adverse Effect;
provided, further, that if the effects, changes, developments, events or occurrences set forth in the first, second, fifth and sixth bullets above have a disproportionate impact on SpringWorks and each of its subsidiaries, taken as a whole, relative to the other participants in the biopharmaceutical industry of similar size operating in the geographic markets in which SpringWorks or any of its subsidiaries has operations or its products or services are sold, such effects, changes, developments or occurrences may be taken into account in determining whether a Material Adverse Effect has occurred to the extent of such disproportionate impact.
Conduct of Business Pending the Merger
The Merger Agreement provides that, from April 27, 2025 until the Effective Time, (i) unless Parent otherwise approves in writing (which approval shall not be unreasonably withheld, conditioned or delayed or as otherwise required by applicable law), and (ii) except as otherwise expressly contemplated by the Merger Agreement or as set forth in the Company Disclosure Letter, SpringWorks will and will cause its subsidiaries to (a) conduct its business in the ordinary course of business and in accordance with applicable law in all material respects, in each case consistent with past practice, as applicable, and (b) use reasonable best efforts to comply with and maintain its material contracts and maintain its and its subsidiaries’ relations and goodwill with governmental entities, customers, suppliers, licensors, licensees, distributors, creditors, lessors employees and agents, except as otherwise expressly contemplated by the Merger Agreement.
From April 27, 2025 until the Effective Time, except (i) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (ii) as expressly contemplated by the Merger Agreement, (iii) as required by applicable law or (iv) as set forth in the Company Disclosure Letter, SpringWorks will not and will cause its subsidiaries not to:
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adopt or propose any change in its organizational documents;

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merge or consolidate SpringWorks or any of its subsidiaries with any other person or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve;

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acquire any person or any assets constituting a business unit or division, whether directly or indirectly and by any manner, from any other person, or otherwise make any investments, including as related to research and development, or capital expenditures, in each case with or for a total volume of funds deployed, a fair market value or purchase price in excess of $500,000 in any individual transaction or series of related transactions or $1 million in the aggregate, other than (i) as set forth in the line items of SpringWorks’ capital budget set forth in the Company Disclosure Letter, (ii) in accordance with SpringWorks’ clinical development plans previously delivered to Parent and as set forth in the related schedules (iii) for acquisitions of inventory or other goods in the ordinary course of business and transactions among SpringWorks and its subsidiaries or among SpringWorks’ subsidiaries;

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transfer, sell, lease, divest, cancel, abandon, license or otherwise dispose of, or incur, permit or suffer to exist the creation of any encumbrance (other than any permitted encumbrance) upon, any properties or assets (other than certain intellectual property rights), product lines or businesses of SpringWorks or any of its subsidiaries, including capital stock of any of its subsidiaries, except (i) in the ordinary course of business (including sales of SpringWorks products) and (ii) sales, leases, licenses or other dispositions of assets (not including services) with a fair market value not in excess of $500,000 in any individual transaction or series of related transactions or $1 million in the aggregate other than pursuant to the express terms of any material contracts in effect prior to April 27, 2025, or entered into after April 27, 2025, in accordance with the Merger Agreement;

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transfer, sell, lease, divest, assign, license, sublicense, grant a covenant not to sue with respect to, incur, permit or suffer to exist the creation of any encumbrance (other than any permitted encumbrance) on, or otherwise abandon, cancel, let lapse or dispose of, any SpringWorks intellectual property, except non-exclusive licenses granted in the ordinary course of business;

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fail to make any filing, pay any fee, or take any other commercially reasonable action necessary to prosecute and maintain in full force and effect any material registered SpringWorks intellectual property for which SpringWorks or any of its subsidiaries controls prosecution and maintenance thereof;

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issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or otherwise enter into any contract or other agreement or arrangement with respect to the voting of, any shares of capital stock of SpringWorks (including, for the avoidance of doubt, Company Shares) or of any of its subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock, or any options, warrants or other rights of any kind to acquire any such shares of capital stock or such convertible or exchangeable securities, with certain exceptions;

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make any loans, advances, guarantees or capital contributions to or investments in any person (other than to or from SpringWorks and any of its wholly owned subsidiaries) outside the ordinary course of business in excess of $500,000 individually or $1 million in the aggregate;

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declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (including with respect to SpringWorks, for the avoidance of doubt, Company Shares), except for dividends paid by any wholly owned subsidiary to SpringWorks or to any other wholly owned subsidiary of SpringWorks;

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reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (including with respect to SpringWorks, for the avoidance of doubt, Company Shares);

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assume, guarantee, issue or incur any indebtedness (including the issuance of any debt securities, warrants or other rights to acquire any debt security), or enter into any hedging agreements, except for (i) indebtedness in replacement of existing indebtedness for borrowed money on terms substantially consistent with or more favorable to SpringWorks than the indebtedness being replaced up to $500,000, (ii) guarantees of indebtedness of its wholly owned subsidiaries otherwise incurred in compliance with the Merger Agreement, (iii) interest, exchange rate and commodity swaps, options, futures, forward contracts and similar derivatives or other hedging contracts entered into in the ordinary course of business and not for speculative purposes, (iv) indebtedness incurred pursuant to letters of credit, performance bonds or other similar arrangements in the ordinary course of business or (v) indebtedness not in excess of $1 million in the aggregate; provided, that any indebtedness assumed, guaranteed, issued or incurred by SpringWorks or any of its subsidiaries or for which SpringWorks or any of its subsidiaries otherwise becomes liable under the Merger Agreement will permit prepayment at any time without penalty of any kind;

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enter into any contract that would have been a material contract had it been entered into prior to April 27, 2025;

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other than with respect to material contracts related to indebtedness, (i) terminate or fail to use commercially reasonable efforts to renew any material contract or (ii) amend, modify, supplement or waive, or assign, convey, encumber or otherwise transfer rights or interests under any material contract, except for, in each case, (A) expiration or non-renewals of any such contract (B) ministerial actions or (C) grants of non-exclusive licenses under SpringWorks intellectual property, in each case, in the ordinary course of business;

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terminate, fail to renew, fail to maintain, fail to comply with or perform its obligations under, amend, modify, supplement, or waive, or assign, convey, encumber or otherwise transfer rights or interests under, any contract set forth on the Company Disclosure Letter;

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cancel, modify or waive any debts or claims held by or owed to SpringWorks or any of its subsidiaries having in each case a value in excess of $500,000 individually or $1 million in the aggregate;

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adversely amend, modify, terminate, cancel or let lapse any material insurance policy, unless simultaneous with such termination, cancellation or lapse, replacement policies underwritten by reputable insurance carriers are in full force and effect, in each case, providing coverage equal to or greater than the coverage under the terminated, canceled or lapsed insurance policies for substantially similar premiums, as applicable, as in effect as of April 27, 2025, subject to certain exceptions;

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commence any proceeding (other than counterclaims) for an amount in excess of $1 million individually or $1 million in the aggregate during any calendar year and/or settle or compromise any proceeding for an amount in excess of $1 million individually or $1 million in the aggregate during any calendar year, or which would reasonably be expected to (i) prevent, materially delay or materially impair the consummation of the transactions contemplated by the Merger Agreement, (ii) have a materially negative impact on or impose any material restriction on the operations of SpringWorks and its subsidiaries or (iii) involve any criminal liability, any admission of material wrongdoing or any material wrongful conduct by SpringWorks or any of its subsidiaries;

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make any material changes with respect to accounting policies, procedures, methods, principals or practices, except as required by changes in GAAP;

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make any material tax election (unless consistent with past practices) or, change or revoke any material tax election, change an annual tax accounting period, adopt or change any material tax accounting method, file any amended material tax return, enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to taxes, settle, compromise or otherwise resolve any material tax claim, audit, assessment, dispute or proceeding in respect of any tax liabilities, surrender any right to claim a material tax refund, withdraw any material tax refund claim or agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material tax;

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except as required pursuant to the terms of any SpringWorks benefit plan in effect as of April 27, 2025, set forth on the related schedules, (i) increase in any manner the compensation or consulting fees, bonus, welfare, fringe or other benefits, severance or termination pay of any SpringWorks employee, (ii) become a party to, establish, adopt, materially amend, commence participation in or terminate any SpringWorks benefit plan or any arrangement that would have been a SpringWorks benefit plan had it been entered into prior to April 27, 2025, (iii) grant any new awards, or amend or modify the terms of any outstanding awards, under any SpringWorks benefit plan, (iv) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits under any SpringWorks benefit plan, (v) change any actuarial or other assumptions used to calculate funding obligations with respect to any SpringWorks benefit plan that is required by applicable law to be funded or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP, (vi) forgive any loans or issue any loans to any SpringWorks employee (other than routine travel advances issued in the ordinary course of business), (vii) hire, promote or terminate (other than for cause) the employment of any employee of SpringWorks or any of its subsidiaries at the level of senior director or above, (viii) engage or terminate the services of any independent contractor (who is a natural person) with an annual consulting fee in excess of $50,000, (ix) hire or engage the services of, in the aggregate, more than fifteen additional employees or independent contractors (who are natural persons) of SpringWorks or any of its subsidiaries (taken together) excluding any employee hired for a vacant position directly resulting from a prior termination or (x) terminate (other than for cause) more than five SpringWorks employees who are members of SpringWorks’ medical affairs or sales force departments;

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(i) terminate any Clinical Trials in respect of any drug, combination product, compound, device, or product candidate (including for purposes of or in connection with diagnostics) being developed, tested, labeled, manufactured, or stored by SpringWorks and/or its subsidiaries that are ongoing as of April 27, 2025, other than as required by a governmental entity, institutional review board (or equivalent, duly constituted under applicable local law(s)) (provided that SpringWorks promptly notifies Parent of any such requirement) or as recommended by a safety monitoring committee to address a safety concern, or (ii) initiate or commit to initiate (alone or with any third party) any new Clinical Trial in respect of any material product candidate other than (x) the Clinical Trials set forth in the related schedules or (y) any Clinical Trial that would not result in aggregate expenditures (including clinical research organization fees, regulatory filing fees, study drug or materials, investigator fees, trial site costs and other outside expenses of such trials) over the course of such Clinical Trial of more than $2 million;

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(i) other than with respect to a Company PAP (defined below), create, implement, operate, participate in or offer any patient assistance or patient support program that offers, provides or intends to provide free drug product (including any product candidate) or any cost-sharing assistance, such as co-pay coupons or co-pay cards in relation to a drug product, to any patient, including any federal healthcare program beneficiaries (each, a “Patient Assistance Program”), (ii) make any material changes to, including, for the avoidance of doubt, any material expansion of, any Patient Assistance Program provided by SpringWorks as of April 27, 2025 (each, a “Company PAP”) or (iii) fail to operate the Company PAPs;
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become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other contract with a labor union, labor organization, works council or similar organization;

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amend, terminate or allow to lapse any material licenses held by SpringWorks or any of its subsidiaries in a manner that materially and adversely impacts the ability of SpringWorks and its subsidiaries to conduct their respective businesses;

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amend or modify the engagement letter of SpringWorks’ financial advisors (or grant any discretionary fee or any comparable additional fee thereunder) in a manner that increases the fee or commission payable by SpringWorks or any of its subsidiaries;

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pay any discretionary fees to its advisors in connection with the Merger; or

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agree, authorize or commit to do any of the foregoing.

Notwithstanding the foregoing, nothing in the Merger Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct SpringWorks’ or its subsidiaries’ operations prior to the Effective Time or give SpringWorks, directly or indirectly, the right to control or direct the Parent’s or its subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, SpringWorks will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its business and operations.
Other Covenants and Agreements
Product Candidates
The Merger Agreement provides that, from April 27, 2025 until the Effective Time (unless Parent otherwise approves in writing or as otherwise required by applicable law), SpringWorks will, and will cause each of its subsidiaries to keep Parent reasonably informed on a current basis of any material developments, material discussions or negotiations (i) with any regulatory agency or any other governmental entity and (ii) with respect to value dossiers (e.g., HEOR, HTA, value dossiers for pricing authorities) (collectively and each component, a “Value Dossier”), in each case as relating to any product candidate. In respect of each product candidate, to the extent permitted by applicable law, including any antitrust law, SpringWorks will:
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consult with and promptly inform Parent of any material communication or notice received after April 27, 2025, from any regulatory agency or any other governmental entity;

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consult with and provide Parent with a reasonable opportunity to review, as reasonably in advance as practicable under the circumstances prior to (i) any material filings, material submissions (including any supplementary new drug applications), material correspondence (including briefing materials) or other material communications made by or on behalf of SpringWorks and its subsidiaries to, between or with any regulatory agency or any other governmental entity, and consider in good faith Parent’s comments to or in connection with, any such filings, submissions, correspondence or communication and (ii) the preparation, processing, submission or publication of any Value Dossier;

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consult with and promptly inform Parent, and, unless prohibited, provide a representative of Parent with a reasonable opportunity to attend, as an observer, any material meetings (in person, video, telephonic or otherwise) between SpringWorks and its subsidiaries, on the one hand, and any regulatory agency or any other governmental entity, on the other hand, and with respect to other material inbound calls by any regulatory agency or any other governmental entity for which SpringWorks did not have advance notice, promptly update Parent regarding such discussions;

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prepare or cause to be prepared, and promptly provide to Parent copies of, minutes of any material meetings between SpringWorks and its subsidiaries and its and their representatives, on the one hand, and any regulatory agency or any other governmental entity, on the other hand;

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promptly inform Parent and provide Parent with a reasonable opportunity (but no fewer than five business days) to comment, in each case, prior to making, or proposing to make, any material change to any study protocol, adding any new Clinical Trial, making any material change to a manufacturing plan or process, making any material change to a development timeline or initiating or making any material change to promotional or marketing materials or activities relating to any product candidates;

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promptly update Parent in writing with respect to any proposal to make a change described in the foregoing fifth bullet above that would materially affect the timing and cost of the development of any product candidate;

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promptly inform Parent of the (purported or prospective) termination of material third party services used, contracted, relied upon or otherwise insourced in connection with any product candidate, including, but not limited to, service agreements, arrangements or contracts with patient associations, service providers or manufacturers; and

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cooperate with Parent regarding further diligence on the Company’s manufacturing processes.

No Solicitation; Acquisition Proposals; Change of Recommendation
From and after April 27, 2025, SpringWorks will not, and will cause its subsidiaries not to and not permit their representatives to, directly or indirectly:
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initiate, solicit, propose or knowingly encourage or otherwise knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as defined below);

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except as otherwise expressly permitted by the Merger Agreement, engage in, continue or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than in response to an inquiry from the person making the Acquisition Proposal to state that the terms of this provision prohibit such discussions or negotiations or to direct such person to SpringWorks’ public filings);

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provide any information or data concerning SpringWorks or its subsidiaries or access to SpringWorks or its subsidiaries’ properties, books and records to any person or group (as defined under Section 13 of the Exchange Act) for the purpose of encouraging, or in response to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

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otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal.

However, if before obtaining approval of the Merger Proposal by the Company Stockholders, in response to an unsolicited, bona fide written Acquisition Proposal that did not result from or in connection with a material breach of the obligations under the non-solicit provisions of the Merger Agreement, SpringWorks and its subsidiaries may, and may instruct their representatives, to:
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provide information concerning SpringWorks and its subsidiaries or access to SpringWorks or its subsidiaries’ properties, books and records in response to a request therefor (including non-public information regarding it or any of its subsidiaries) to the person or group (as defined under Section 13 of the Exchange Act) who made such an Acquisition Proposal; provided, that such information has previously been made available to Parent, or is made available to Parent prior to or concurrently with the time such information is made available to such person or group, and prior to providing any such information or data, SpringWorks and the person or group making such Acquisition Proposal shall have entered into a legally binding confidentiality agreement with terms that are generally not less restrictive to such person or group than the terms in the confidentiality agreement currently existing between the parties (the “Confidentiality Agreement”) are on Parent (it being understood that such confidentiality agreement need not prohibit the making or amending of an Acquisition Proposal or otherwise contain any standstill or similar provision) (any confidentiality agreement satisfying such criteria, a “Permitted Confidentiality Agreement”); and

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engage or otherwise participate in any discussions or negotiations with any such person or group regarding such Acquisition Proposal, if, and only if, prior to taking any such action, the Board determines in good faith, after consultation with outside legal counsel, that based on the information then available, including the terms and conditions of such Acquisition Proposal and those of the Merger Agreement and after consultation with its financial advisors (i) such Acquisition Proposal either constitutes a Superior Proposal (as defined below) or would reasonably be expected to result in a Superior Proposal or (ii) the failure to take such action is reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law.

From April 27, 2025 until the earlier of the valid termination of the Merger Agreement and the Effective Time, SpringWorks will promptly (but in any event, within 24 hours) give notice to Parent if (i) any bona fide inquiry, proposals or offers with respect to an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal are, directly or indirectly, received by SpringWorks, (ii) any information concerning SpringWorks or its subsidiaries or access to SpringWorks or its subsidiaries’ properties, books and records in connection with any Acquisition Proposal is requested from SpringWorks or any of its representatives or (iii) any discussions or negotiations relating to an Acquisition Proposal or any inquiry, proposal or offer that could lead to an Acquisition Proposal are sought to be engaged in or continued, by, from or with SpringWorks, its subsidiaries or any of its or any of their respective representatives.
Such notification shall include of any written inquiries, proposals or offers, including the name of the applicable person or group, the material terms and conditions of any such Acquisition Proposal or inquiry, proposal or offer, proposals or offers, including proposed agreements, and SpringWorks will keep Parent reasonably informed of the status and material terms of any such proposals (including any material amendments or modifications thereto) and the status of any such discussions or negotiations on a reasonably current basis, but in any event within 24 hours of any change or development in such terms or status. SpringWorks agrees that it and its subsidiaries will not enter into any agreement with any person subsequent to April 27, 2025, that prohibits SpringWorks from complying with the Merger Agreement, including as to the specifics of any inquiry, proposal or offer.
Except in certain circumstances, the Board will not:
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fail to include the Board Recommendation in this proxy statement;

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withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Board Recommendation in a manner adverse to Parent;

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following the public disclosure of an Acquisition Proposal, fail to publicly reaffirm the Board Recommendation within the earlier of two business days prior to the Special Meeting and five business days after receipt of any written request to do so from Parent; or

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approve or recommend, or publicly declare advisable, any Acquisition Proposal or approve or recommend, or publicly declare advisable or publicly propose to enter into, any Alternative Acquisition Agreement (as defined below) (together with any of the actions set forth in the foregoing three bullets, a “Change of Recommendation”);

provided, that for the avoidance of doubt, none of (i) the factually accurate disclosure by SpringWorks solely of the receipt of an Acquisition Proposal, (ii) the determination by the Board that an Acquisition Proposal constitutes a Superior Proposal, or (iii) the delivery by SpringWorks of any notice as it relates to certain inquiries, proposals, offers or discussions relating to an Acquisition Proposal, shall, in and of themselves, constitute a Change of Recommendation. Further, the Board may not cause or permit SpringWorks or any of its subsidiaries to enter into an Alternative Acquisition Agreement, for so long as the Merger Agreement is in effect.
Notwithstanding the limitations in the preceding paragraphs, at any time prior to obtaining the Requisite Company Vote, the Board may effect a Change of Recommendation or terminate the Merger Agreement if, (i) a bona fide written Acquisition Proposal that did not result from or in connection with a material breach of the non-solicit provisions of the Merger Agreement is received by SpringWorks and (ii) the Board determines in good faith, after consultation with outside legal counsel and its financial advisors, that such Acquisition Proposal constitutes a Superior Proposal and the failure to effect a Change of Recommendation or terminate the Merger Agreement in response to such Acquisition Proposal would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable law; provided, however, that no such actions may be taken unless and until:
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SpringWorks has given Parent written notice at least five business days in advance (the “Notice Period”), which notice will set forth in writing that the Board intends to take such action and a reasonably detailed description of the basis therefor, and will also include all information required by the Merger Agreement as it relates to certain inquiries, proposals, offers or discussions relating to an Acquisition Proposal;

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during the Notice Period, to the extent requested by Parent, SpringWorks will, and will cause its representatives to, negotiate in good faith with Parent to revise the Merger Agreement in such a manner that the Superior Proposal ceases to be a Superior Proposal; and

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at the end of the Notice Period, the Board will have taken into account any revisions to the Merger Agreement proposed, and irrevocably committed to, by Parent in writing and any other information offered by Parent in response to such notice contemplated by the first bullet above prior to the end of the Notice Period, and will have thereafter determined in good faith, after consultation with outside legal counsel and its financial advisors, based on the information then available, that (i) such Acquisition Proposal continues to constitute a Superior Proposal and (ii) a failure to effect a Change of Recommendation or terminate the Merger Agreement would reasonably be expected to continue to be a breach of the directors’ fiduciary duties under applicable law (it being understood that any revisions to the financial terms or any other material terms of such Acquisition Proposal shall be deemed to be a new Acquisition Proposal for purposes of certain provisions of the Merger Agreement, including for purposes of the initial Notice Period, except that subsequent to the initial Notice Period, the Notice Period will be reduced to three business days).

Notwithstanding the above, the Board may effect a Change of Recommendation in response to an Intervening Event (as defined below) if the Board determines in good faith, after consultation with outside legal counsel, based on the information then available, that failure to effect a Change of Recommendation on account of the Intervening Event would reasonably be expected to violate the directors’ fiduciary duties under applicable law; provided, however, that the Board will not make a Change of Recommendation unless and until SpringWorks has (i) provided to Parent at least three business days’ prior written notice advising Parent that the Board intends to take such action and specifying the Intervening Event in reasonable detail and (ii) during such three-business day period, if requested by Parent, engaged in good faith negotiations with Parent to amend the Merger Agreement in such a manner that obviates the need or reason for the Change of Recommendation.
For purposes of the Merger Agreement:
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“Acquisition Proposal” means any proposal, offer, inquiry or indication of interest from a third party relating to (i) the direct or indirect acquisition or license of assets of SpringWorks equal to 20% or more of SpringWorks’ total assets (measured on a fair market value basis as of the date thereof) or to which 20% or more of SpringWorks’ consolidated net revenues or net income are attributable, (ii) a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, plan of arrangement, business combination or any other similar transaction involving SpringWorks or any of its subsidiaries that, if consummated, would result in the stockholders of SpringWorks immediately preceding such transaction holding, directly or indirectly, equity interests in the surviving or resulting entity of such transaction representing less than 80% of the voting power of the surviving or resulting entity, (iii) joint venture, partnership or exclusive license with respect to assets of SpringWorks equal to 20% or more of SpringWorks’ total assets (measured on a fair market value basis as of the date thereof) or to which 20% or more of SpringWorks’ consolidated net revenues or net income are attributable or (iv) an acquisition by any person or group that, with respect to the foregoing clauses (i) through (iv) only, if consummated would result in, any person or group directly or indirectly, in one or a series of related transactions, acquiring beneficial ownership of or becoming the beneficial owner of, 20% or more of: (a) the total voting power or any class of equity securities of SpringWorks or any of its subsidiaries; or (b) the consolidated net revenues, net income or total assets (measured on a fair market value basis as of the date thereof) of SpringWorks as of the date of such proposal, offer, inquiry or indication of interest (it being understood that total assets include equity securities of subsidiaries of SpringWorks), in each of the foregoing clauses of this definition, other than the transactions contemplated by the Merger Agreement.
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“Alternative Acquisition Agreement” means other than a Permitted Confidentiality Agreement, any written acquisition agreement, merger agreement, plan of arrangement agreement, option agreement, joint venture agreement, partnership agreement, exclusive license agreement, letter of intent, memorandum of understanding, agreement in principle or any other similar agreement in each case that relates to any Acquisition Proposal.

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“Intervening Event” means a material event, change, development, circumstance, fact or effect with respect to SpringWorks and its subsidiaries or the business of SpringWorks and its subsidiaries, in each case taken as a whole, that (i) was not known or reasonably foreseeable (with respect to substance or timing), by the Board as of the execution and delivery of the Merger Agreement or, if known by the Board, the consequences of which were not known or reasonably foreseeable by the Board as of the execution and delivery of the Merger Agreement and (ii) first becomes known to the Board after the execution and delivery of the Merger Agreement and any time prior to the Requisite Company Vote being obtained; provided, that in no event shall the following, individually or in the aggregate, constitute an Intervening Event: (a) the receipt, existence of or terms of an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (b) resulting from a breach of the Merger Agreement by SpringWorks or (c) any changes, in and of itself, in the market price or trading volume of the Company Shares.

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“Superior Proposal” means an unsolicited and bona fide written Acquisition Proposal (except that the references in the definition thereto to “20% and to 80%” shall be deemed to be references to “50%”) made after the date of the Merger Agreement that the Board has determined in good faith, after consultation with outside legal counsel and its financial advisors that (i) if consummated, would result in a transaction more favorable to the Company Stockholders from a financial point of view than the transactions contemplated by the Merger Agreement (after taking into account any revisions to the terms and conditions of the Merger Agreement proposed by Parent pursuant to negotiations to revise the Merger Agreement in a manner that the Superior Proposal ceases to be a Superior Proposal, any legal, financial, regulatory and approval requirements, the sources, availability and terms of any financing, the existence of a financing contingency, the anticipated timing of closing and the identity of the person or persons making the proposal) and (ii) is reasonably capable of being consummated on the terms proposed (after taking into account any legal, financial, regulatory and approval requirements, the sources, availability and terms of any financing, the existence of a financing contingency, the anticipated timing of closing and the identity of the person or persons making the proposal and any other aspects considered relevant by the Board).

Special Meeting and Related Actions
SpringWorks will take, in accordance with applicable law and its organizational documents, all action necessary to (i) duly convene and hold the Special Meeting as promptly as practicable after the mailing of this proxy statement to the Company Stockholders and (ii) cause a vote upon the adoption of the Merger Agreement to be taken thereat. At the Special Meeting, Parent will cause any Company Shares held by Parent or its subsidiaries to be voted in favor of the adoption of the Merger Agreement.
SpringWorks may not postpone or adjourn the Special Meeting without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided, that, SpringWorks may postpone or adjourn, and, if directed to do so by Parent, will postpone or adjourn, the Special Meeting if such postponement or adjournment is, in the reasonable opinion of SpringWorks’ outside legal counsel or Parent’s reasonable judgment, required by applicable law or necessary to ensure that any required supplement or amendment (including with respect to a Change of Recommendation) to the proxy statement is delivered to the Company Stockholders for the amount of time required by applicable law in advance of the Special Meeting, (ii) on a date that is no more than three business days prior to the date the Special Meeting is originally scheduled, as set forth in the definitive proxy statement (the “Original Date”) or any date that the Special Meeting is scheduled to be held thereafter, if SpringWorks or Parent, respectively, reasonably believes there will be insufficient Company Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Special Meeting or to obtain the Requisite Company Vote, (iii) to allow additional solicitation of votes in order to obtain the Requisite Company Vote, or (iv) if SpringWorks is required to postpone or adjourn the Special Meeting by applicable law; provided, further, that, unless (x) a bona fide Acquisition Proposal has been disclosed publicly or (y) any person has publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and, in each case, such Acquisition Proposal or announced intention has not been withdrawn, the Special Meeting will not be postponed or adjourned by the Company (or at the direction of Parent) to a date that is later than the date that is 60 days after the date this proxy statement is filed or, if later than the date this proxy statement is filed, the date that is five business days after the date of the withdrawal of, or the Company’s rejection of, such Acquisition Proposal or announced intention, without Parent’s prior written consent in Parent’s sole discretion (notwithstanding the above restriction on Parent’s withholding, conditioning or delaying of its consent).
In addition, if SpringWorks delivers a notice of an intent to make a Change of Recommendation within the three business days prior to the Original Date or any date that the Special Meeting is scheduled to be held thereafter, if directed by Parent, unless the Merger Agreement has been validly terminated, SpringWorks will, if and only to the extent directed by Parent, as promptly as practicable postpone or adjourn the Special Meeting for up to ten business days in accordance with Parent’s direction. In no event will the Special Meeting be postponed or adjourned more than ten business days in connection with any one postponement or adjournment or to a date fewer than six business days prior to the Outside Date.
Unless there has been a Change of Recommendation, SpringWorks will use its commercially reasonable efforts to solicit from Company Stockholders proxies in favor of the Merger Proposal. SpringWorks agrees that, unless the Merger Agreement is terminated, its obligations to hold the Special Meeting will continue, including in connection with (i) the making of a Change of Recommendation or (ii) the commencement of or announcement or disclosure of or communication to SpringWorks of any Acquisition Proposal or any event constituting or that could constitute an Intervening Event, and, unless there has been a Change of Recommendation, SpringWorks will continue to use its commercially reasonable efforts to solicit Company Stockholders proxies in favor of the Merger Proposal.
SpringWorks has agreed that once a record date for the Special Meeting has been established, SpringWorks will not change or establish a different record date for the Special Meeting unless (i) required by applicable law, (ii) reasonably necessary as a result of any postponement or adjournment of the Special Meeting or (iii) the prior written consent of Parent is obtained (which consent will not be unreasonably withheld, conditioned or delayed).
SpringWorks will also (i) provide Parent with reasonably detailed periodic updates concerning proxy solicitation results on a timely basis (including, if requested, promptly providing daily voting reports when available) and (ii) give written notice to Parent one day prior to the Special Meeting (or such earlier date as SpringWorks elects to postpone the Special Meeting in accordance with the terms of the Merger Agreement), indicating whether as of such date, sufficient proxies representing the Requisite Company Vote have been obtained.
Without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the adoption of the Merger Agreement is the only matter (other than related procedural matters, “golden parachute” vote or any non-binding advisory vote required under applicable law) that SpringWorks may propose to be acted on Company Stockholders at the Special Meeting.
Efforts and Other Regulatory Matters
Upon the terms and subject to the conditions set forth in the Merger Agreement, SpringWorks and Parent will cooperate with each other and use (and will cause their respective subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on its part under the Merger Agreement and applicable law to consummate the transactions contemplated by the Merger Agreement as promptly as practicable after April 27, 2025, including preparing and delivering or submitting documentation to (i) effect the expirations of all waiting periods under applicable antitrust law promptly as practicable after April 27, 2025, and (ii) make with and obtain from, any governmental entity, as applicable, all filings, notices, reports, consents, registrations, approvals, non-objections, permits and authorizations, in each case necessary and advisable in order to consummate the transactions contemplated by the Merger Agreement, including as required to obtain certain specified approvals.

Each of SpringWorks and Parent, as applicable, will (and will cause their respective subsidiaries to):
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cooperate and coordinate with the other in the preparation and submission of the regulatory filings referenced in the Merger Agreement;

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use its respective reasonable best efforts to supply the other with any information that may be required in order to prepare and submit such filings;

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use its respective reasonable best efforts to submit such filings referenced in the Merger Agreement within 20 business days of April 27, 2025;

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use its respective reasonable best efforts to supply any additional information that reasonably may be required or requested by any relevant governmental entity;

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use its respective reasonable best efforts to take all action and make all filings necessary to (i) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust law applicable to the Merger; and (ii) obtain any required consents pursuant to any antitrust law applicable to the Merger, in each case as soon as practicable, and in any event prior to the Outside Date;

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contest, defend and appeal any proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Merger; and

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prior to independently participating in any meeting, or engaging in any substantive conversation, with any governmental entity in respect of any such filings or any investigations or other inquiries relating thereto, to the extent reasonably practicable, provide notice to the other party of such meeting or conversation and, unless prohibited by such governmental entity, the opportunity to attend or participate.

Parent will, after good faith consultation with SpringWorks and after considering, in good faith, SpringWorks’ views and comments, control and lead all communications, negotiations, timing decisions, and strategy on behalf of the parties relating to any approval under antitrust laws and any litigation matters pertaining to the antitrust laws applicable to the Merger. SpringWorks will take all reasonable actions to support Parent in connection therewith. Each of SpringWorks and Parent will permit the other party and its representatives to review in advance any substantive written communication proposed to be made by such party to any governmental entity regarding the Merger and will consider in good faith the views of the other party and promptly inform the other party of any substantive communication from any governmental entity regarding the Merger in connection with such filings.
Each party will bear its own costs of preparing its own pre-merger notifications and similar filings and notices in other jurisdictions and related expenses incurred to make or obtain any approval, clearance or notice under any applicable antitrust law (including under the HSR Act) or other applicable law. Parent will be responsible for payment of the applicable filing fees associated with any such antitrust law.
From April 27, 2025, neither Parent nor Merger Sub will, nor will they permit any of their respective subsidiaries and controlled affiliates to, acquire or agree to acquire any rights, assets, business, person or division thereof (through acquisition, license, joint venture, collaboration or otherwise) related to the treatment of diseases set forth on the related schedules of the Merger Agreement, within seventy-five days following the submission of filings under the HSR Act by both Parent and SpringWorks, if such acquisition would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining any applicable clearance, consent, approval, waiver, waiting period expiration or termination, non-action or other authorization under the HSR Act (or any other antitrust law in the jurisdictions set forth on the Company Disclosure Letter), (ii) materially increase the risk of any governmental entity entering an order prohibiting the transactions contemplated by the Merger Agreement or (iii) materially delay the consummation of the transactions contemplated by the Merger Agreement.
Information and Access
Subject to applicable law, SpringWorks and Parent each will (and will cause its subsidiaries to), upon the reasonable request by the other, furnish to the other, as promptly as practicable, with all information concerning itself and such other matters as may be necessary or reasonably advisable in connection with this proxy statement and any information or documentation reasonably requested to effect the expiration of all waiting periods under applicable antitrust law and all filings, notices, reports, consents, registrations, approvals, permits and authorizations, made or sought by or on behalf of Parent, SpringWorks or any of their respective subsidiaries to or from any third party, including any governmental entity, in each case necessary or reasonably advisable in connection with the transactions contemplated by the Merger Agreement and, with respect to the information supplied by or on behalf of Parent, its subsidiaries or its or their respective representatives for inclusion in or incorporation by reference into this proxy statement, Parent acknowledges and agrees that such information shall be correct and complete in all material respects at the time so supplied.
From April 27, 2025 until the earlier of the Effective Time and valid termination of the Merger Agreement, SpringWorks will (and will cause its subsidiaries to), upon reasonable prior notice, afford Parent and its representatives reasonable access during normal business hours, to SpringWorks employees and SpringWorks’ agents, properties, offices and other facilities, contracts, books and records, and, during such period, SpringWorks will (and will cause its subsidiaries to) use commercially reasonable efforts to furnish promptly to Parent all other information and documents concerning or regarding its businesses, properties and assets and personnel as may reasonably be requested by or on behalf of Parent for the purposes of consummating the transactions contemplated by the Merger Agreement, or integration or transition planning.
Neither SpringWorks nor any of its subsidiaries is required to provide such access or furnish such information or documents to the extent doing so would, in the reasonable opinion of SpringWorks’ outside legal counsel, result in (i) a violation of applicable law, (ii) the disclosure of any trade secrets of any third parties or competitively sensitive information of third parties, other than in accordance with customary “clean room” or other similar procedures designed to limit the disclosure of competitively sensitive information, information concerning the valuation of SpringWorks or any of its subsidiaries or a breach of any contractual confidentiality obligations in any contract with a third party entered into prior to or following April 27, 2025, (iii) waiving the protection of any attorney-client privilege or protection or any other applicable privilege or protection concerning pending or threatened proceedings or (iv) the unauthorized disclosure of any personal information that would expose SpringWorks to the risk of liability.
Employee Benefits
Parent has agreed that each employee of SpringWorks as of immediately prior to the Effective Time who continues to remain employed by SpringWorks or any of its subsidiaries following the Effective Time (each, a “Continuing Employee”) will, during the period commencing at the Effective Time and ending on the one-year anniversary of the Effective Time, be provided with (i) (a) base salary or base wages (as applicable), and (b) target cash incentive compensation opportunities (including target bonuses and target commissions) that are, in each case, no less than those provided to such Continuing Employee as of immediately prior to the Effective Time, (ii) employee benefits (excluding equity-based compensation, severance or termination benefits, nonqualified deferred compensation, retiree health benefits and defined benefit pension plan benefits) that are substantially comparable in the aggregate than those provided to each such Continuing Employee immediately prior to the Effective Time, and (iii) severance benefits that are no less favorable than as would be provided to the Continuing Employee under the applicable SpringWorks severance arrangement, as in effect immediately prior to the Effective Time.
Parent has agreed to use commercially reasonable efforts to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Continuing Employee is first eligible to enroll in a Parent plan providing medical benefits towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made in respect of such Continuing Employee and their eligible dependents to the same extent such credit was given under the analogous SpringWorks benefit plan prior to the Effective Time, and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with SpringWorks and its subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits.

If requested by Parent in writing no later than ten business days prior to the Effective Time, to the extent permitted by applicable law and the terms of the applicable plan or arrangement, SpringWorks will cause SpringWorks’ 401(k) plan to be terminated effective immediately prior to the Effective Time.
In the event that Parent requests that SpringWorks’ 401(k) plan be terminated, effective as of, or as soon as reasonably practicable following, the closing date of the Merger, Parent shall designate a tax-qualified defined contribution retirement plan of Parent (or a subsidiary of Parent) with a qualified cash or deferred arrangement under Section 401(k) of the Code that will cover Continuing Employees on and after the closing date of the Merger.
Indemnification of Directors and Officers; Insurance
From and after the Effective Time, to the fullest extent that SpringWorks would have been permitted under applicable law, SpringWorks’ organizational documents and any indemnification agreements set forth on the related schedules, in effect as of April 27, 2025, the Surviving Corporation will and Parent will cause the Surviving Corporation to, (i) indemnify, defend and hold harmless each present and former (determined as of the Effective Time for purposes of Section 6.13(a) of the Merger Agreement) director or officer of SpringWorks or any of its subsidiaries, in each case when acting in such capacity (collectively, the “Indemnified Parties”) against any and all costs or expenses (including reasonable and documented fees and expenses of legal counsel), judgments, fines, penalties, losses, claims, damages or liabilities (including amounts paid in settlement or compromise) imposed upon or paid by such Indemnified Party in connection with any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative, and arising out of matters existing or occurring at or prior to the Effective Time, in which such Indemnified Party is involved or with which he or she is threatened (regardless of whether as a named party or as a participant other than as a named party including as a witness), and actions or demands to enforce this provision or any other indemnification or advancement right of any Indemnified Party (an “Indemnified Party Proceeding”) by reason of the fact that such Indemnified Party is or was a director or officer of SpringWorks or any of its subsidiaries or, while serving as a director or officer of SpringWorks or any of its subsidiaries, is or was serving at the request of SpringWorks as a director, officer, employee, agent, trustee or fiduciary of any subsidiary of SpringWorks or another person, in each case, at or prior to the Effective Time, whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by the Merger Agreement or relating to the enforcement of this provision or any other indemnification, or advancement right of any Indemnified Party), to the fullest extent permitted under applicable law; provided, that such Indemnified Party acted in good faith and in a manner such Indemnified Party reasonably believed to be in or not opposed to the best interests of SpringWorks and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful, and (ii) advance expenses; provided, that any person to whom expenses are so advanced provides an undertaking to repay such advances if it is ultimately determined by final non-appealable adjudication by the chosen courts that such person is not entitled to indemnification as set forth in the Merger Agreement (provided, that such undertaking shall be unsecured and made without regard to the Indemnified Party’s ability to repay such advances or ultimate entitlement to indemnification and provided, further, no other form of undertaking shall be required), and (iii) comply in all respects the obligations of SpringWorks and its subsidiaries pursuant to: (a) each indemnification agreement in effect as of April 27, 2025, between SpringWorks or any of its subsidiaries and any Indemnified Party set forth on the related schedules, and (b) any indemnification provision (including advancement of expenses) set forth in the organizational documents of SpringWorks or any of its subsidiaries as in effect on April 27, 2025.
Prior to the Effective Time, SpringWorks is required to obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of SpringWorks’ existing directors’ and officers’ insurance policies and (ii) SpringWorks’ existing fiduciary liability insurance policies ((i) and (ii), collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of the six years from and after the Effective Time with respect to any claim related to matters existing or occurring at or prior to the Effective Time from SpringWorks’ D&O Insurance carriers or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as SpringWorks’ existing policies at or prior to the Effective Time;

provided, however, that in no event will the premium amount for such policies exceed the amount agreed between Parent and the Company. If SpringWorks for any reason fails to obtain such “tail” insurance policies as of the Effective Time, Parent will, and Parent will cause the Surviving Corporation to maintain in effect for the 6 year period from and after the Effective Time, the D&O Insurance with SpringWorks’ D&O Insurance carriers as of April 27, 2025 or with or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in SpringWorks’ existing policies, or Parent will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for the 6 year period from and after the Effective Time with terms, conditions, retentions and limits of liability that are at least as favorable as provided in SpringWorks’ existing policies from insurance carriers with the same or better credit rating as SpringWorks’ D&O Insurance carriers, in each case providing coverage for claims relating to any matters existing or occurring at or prior to the Effective Time; provided, however, that in no event will the annual premium of such D&O Insurance during the 6 year period from and after the Effective Time exceed the amount agreed between Parent and the Company, but in such case shall purchase as much coverage as practicable for such amount.
Any Indemnified Party wishing to claim indemnification, upon learning of any proceeding for which indemnification or other protection under the Merger Agreement may be available, must promptly notify Parent and the Surviving Corporation thereof in writing, but the failure to so notify will not relieve Parent or the Surviving Corporation of any obligation or liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying party. In the event of any such proceeding: (i) the Surviving Corporation will have the right to participate in the defense thereof, (ii) Parent or the Surviving Corporation will pay all reasonable and documented fees and expenses of such legal counsel for the Indemnified Party promptly following the receipt of statements therefor, provided that any such statements may be redacted as appropriate to avoid disclosure of privileged or protected information, and (iii) Parent and the Surviving Corporation will cooperate in the defense of any such matter.
If Parent or the Surviving Corporation or any of their respective successors or permitted assigns (i) consolidates with or merges into any other person and will not be the continuing or surviving person of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provisions will be made so that the successors and permitted assigns of Parent or the Surviving Corporation as the case may be will assume all the obligations set forth above.
SpringWorks will ensure that any and all pending and threatened claims or notices of intent to seek a recovery by a third party from an Indemnified Party has been duly noticed to SpringWorks’ directors’ and officers’ liability and fiduciary liability insurance policies and any other applicable coverage.
The obligations of Parent and the Surviving Corporation as described in this section titled “The Merger Agreement — Other Covenants and Agreements — Indemnification of Directors and Officers; Insurance” will not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party unless (i) such termination or modification is required by applicable Law or (ii) the affected Indemnified Party shall have consented in writing to such termination or modification. The Surviving Corporation agrees to pay or advance, upon written request of an Indemnified Party, all costs, fees and expenses, including attorneys’ fees, that may be incurred by the Indemnified Parties in enforcing their indemnity rights. The rights of the Indemnified Parties are in addition to any rights such Indemnified Parties may have under the organizational documents of SpringWorks or any of its subsidiaries, or under any applicable contracts or laws.
Miscellaneous Covenants
The Merger Agreement contains additional agreements among SpringWorks, Parent and Merger Sub relating to, among other matters:
•
the filing by SpringWorks of this proxy statement with the SEC;

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notification upon the occurrence or non-occurrence of certain matters;

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the coordination of press releases and other public announcements or filings relating to the Merger;

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notice to SpringWorks’ provider of product liability insurance of any and all known claims related to product liability;

•
anti-takeover statutes that may become applicable to the transactions;

•
any litigation against SpringWorks or its directors or its officers relating to or in connection with the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement;

•
requirements under Section 16 of the Exchange Act;

•
the delisting of the Company Shares from Nasdaq and the deregistration of the Company Shares under the Exchange Act; and

•
using commercially reasonable efforts to give or obtain third party notices or consents, as applicable, under the specified material contracts.

Conditions to the Merger
The respective obligations of SpringWorks, Parent and Merger Sub to effect the Closing are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:
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the Requisite Company Vote shall have been obtained;

•
any approval or clearances or the waiting period (including any extensions thereof) applicable to the consummation of the Merger under the HSR Act or Foreign Antitrust Law of the Federal Republic of Germany and any commitment to or agreement, in either case that has been mutually agreed by the parties, with any governmental entity to delay or not consummate the Merger, shall have expired, been terminated or obtained, as applicable (the “Regulatory Condition”); and

•
no governmental entity enacting or entering any order and no other law enjoining, making illegal or otherwise prohibiting the consummation of the Merger shall be in effect (the “Legal Restraint Condition”).

The obligations of Parent and Merger Sub to effect the Closing are subject to the satisfaction or waiver by Parent at or prior to the Closing Date of the following conditions:
•
the accuracy of the representations and warranties of SpringWorks as follows:

•
the representations and warranties of SpringWorks regarding organization, good standing and qualification; certain aspects of capital structure (other than those subject to a de minimis standard as described below); corporate authority, approval and fairness; takeover statutes; and SpringWorks’ brokers and finders being true and correct in all material respects as of April 27, 2025 and as of the Closing, as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time);

•
the representations and warranties of SpringWorks with respect to the absence of certain changes being true and correct in all respects as of April 27, 2025 and as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time);

•
the representations and warranties of SpringWorks regarding certain aspects of its capital structure, including the number of issued and outstanding securities of the Company, being true and correct in all respects (other than any inaccuracies that are de minimis) as of April 27, 2025, and the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time);

•
each other representation and warranty of SpringWorks set forth in the Merger Agreement (without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth therein), being true and correct as of April 27, 2025 and the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case, as of such particular date or period of time), except for any failure of any such representation and warranty to be so true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

•
SpringWorks shall have performed or complied in all material respects with its obligations required to be performed or complied by it under the Merger Agreement at or prior to the Closing;

•
since April 7, 2025, there shall not have occurred any Material Adverse Effect that is continuing; and

•
Parent shall have received a certificate dated as of the Closing Date duly executed on behalf of SpringWorks by an executive officer of SpringWorks certifying that the conditions set forth in the preceding three bullets have been satisfied.

The obligation of SpringWorks to effect the Closing is also subject to the satisfaction or waiver by SpringWorks at or prior to the Closing of the following conditions:
•
each of the representations and warranties of Parent and Merger Sub regarding organization, good standing and qualification; corporate authority; available funds and brokers and finders shall have been true and correct in all material respects as of April 27, 2025 and shall be true and correct in all material respects as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time);

•
each other representation and warranty of Parent and Merger Sub (without giving effect to any “materiality” qualifiers or qualifiers of similar import set forth therein), shall have been true and correct as of April 27, 2025 and shall be true and correct as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except for any failure of any such representations and warranties to be so true and correct that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger;

•
each of Parent and Merger Sub shall have performed or complied in all material respects with its obligations required to be performed or complied by it under the Merger Agreement at or prior to the Closing;

•
SpringWorks shall have received a certificate dated as of the Closing Date duly executed on behalf of Parent and Merger Sub by an executive officer of Parent and Merger Sub certifying that the conditions set forth in the preceding three bullets have been satisfied.

Termination
Termination by Mutual Written Consent
The Merger Agreement may be terminated any time prior to the Effective Time, whether before or after the Requisite Company Vote has been obtained, by mutual written consent of the parties.
Termination by either SpringWorks or Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by either SpringWorks or Parent if:
•
the Merger has not been consummated by 5:00 p.m. (New York City time) on October 27, 2025 (as such date may be extended pursuant to the following proviso, the “Outside Date”); provided, however, that if the Regulatory Condition had not been satisfied or, to the extent permitted by applicable law, waived on or prior to the Outside Date but all other conditions to Closing set forth in the section entitled “The Merger Agreement — Conditions to the Merger” beginning on page 97 have been satisfied or, to the extent permitted by applicable law, waived (except for those conditions that by their nature are to be satisfied at the Closing), the Outside Date may be extended by SpringWorks or Parent to 5:00 p.m. (New York City time) on January 27, 2026 by providing a written notice to the other party; provided, further, that this right to terminate is not available to a party if such party has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger

Agreement and such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur on or prior to the Outside Date;
•
the Requisite Company Vote shall not have been obtained at the Special Meeting or at any postponement or adjournment thereof; or

•
any governmental order or law is in effect enjoining, restraining, prohibiting, preventing or otherwise making illegal the consummation of the Merger and such order or law has become final and non-appealable, whether before or after the Requisite Company Vote has been obtained; provided, however, that this right to terminate is not available to a party if such party has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach shall have proximately caused the failure of the Regulatory Condition or Legal Restrain Condition to occur.

Termination by SpringWorks
The Merger Agreement may be terminated at any time prior to the Effective Time by SpringWorks:
•
if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub, or if any representation or warranty of Parent or Merger Sub shall have become untrue or incorrect following April 27, 2025, in either case such that the conditions with respect to the accuracy of representations and warranties or the performance of covenants of Parent and Merger Sub shall not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of written notice thereof and (ii) the Outside Date), whether before or after the Requisite Company Vote has been obtained; provided, that SpringWorks may not terminate the Merger Agreement unless such breach remains uncured upon the earlier of the Outside Date and the expiration of such 30-day period; provided, further, that this right to terminate is not available to SpringWorks if it has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement that would be the primary cause of or primarily resulted in any condition to Parent’s and Merger Sub’s obligations to effect the Closing not being satisfied; or

•
at any time prior to obtaining the Requisite Company Vote, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; provided, however, that SpringWorks may not terminate unless SpringWorks shall have substantially concurrently with such termination paid to Parent the Termination Fee as described below and SpringWorks and its subsidiaries have complied with their obligations in connection with Superior Proposals; provided, further that SpringWorks may not terminate the Merger Agreement if SpringWorks or its subsidiaries has materially breached its obligations in connection with no solicitation of Acquisition Proposals (it being understood that taking any actions permitted to be taken in connection with Acquisition Proposals and Change of Recommendation shall not be deemed a breach).

Termination by Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by Parent:
•
if there has been a breach of any representation, warranty, covenant or agreement made by SpringWorks, or if any representation or warranty of SpringWorks shall have become untrue or incorrect following April 27, 2025, in either case such that the conditions with respect to the accuracy of representations and warranties or the performance of covenants of SpringWorks would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of written notice thereof and (ii) the Outside Date), whether before or after the Requisite Company Vote has been obtained; provided, that Parent may not terminate the Merger Agreement unless such breach shall remain uncured upon the earlier of the Outside Date and the expiration of such 30-day period; provided, further, that this right to terminate is not available to Parent if either Parent or Merger Sub has breached in any material respect any representation, warranty, covenant or agreement set forth in the Merger Agreement that would be the primary cause of or primarily resulted in any condition to SpringWorks’ obligations to effect the Closing not being satisfied; or

•
at any time prior to obtaining the Requisite Company Vote, the Board shall have effected a Change of Recommendation; provided, that Parent may not terminate if the Requisite Company Vote has been obtained.

Termination Fee; Certain Expenses
SpringWorks will be required to pay the Termination Fee to Parent equal to $145,600,000 in the event that the Merger Agreement is terminated:
•
by either SpringWorks or Parent if the Merger is not consummated by the Outside Date or the Requisite Company Vote has not been obtained at the Special Meeting or at any postponement or adjournment thereof and, in each case:

•
a bona fide Acquisition Proposal shall have been disclosed to the Board or following the execution and delivery of the Merger Agreement and prior to such termination, an Acquisition Proposal has been publicly announced and such Acquisition Proposal or announced intention shall not have been withdrawn without qualification (i) at least five business days prior to the Outside Date, with respect to any termination pursuant to the Merger not being consummated by the Outside date or (ii) at least three business days prior to the date of the Special Meeting (including any postponement, recess or adjournment thereof), with respect to termination pursuant to the Requisite Company Vote having not been obtained; and

•
within 12 months after such termination, (i) SpringWorks or any of its subsidiaries shall have entered into a definitive Alternative Acquisition Agreement with respect to an Acquisition Proposal or (ii) there shall have been consummated any Acquisition Proposal (with “50%” being substituted in lieu of “20%” and “80%” in each instance thereof in the definition of “Acquisition Proposal” in the definition of “Alternative Acquisition Agreement”), then SpringWorks shall pay to Parent the Termination Fee by wire transfer of immediately available funds within two business days following the date of entry into such Alternative Acquisition Agreement under the foregoing subclause (i) or the date of such consummation of such Acquisition Proposal under the foregoing subclause (ii);

•
by Parent if a Change of Recommendation occurs at any time prior to obtaining the Requisite Company Vote, then SpringWorks must pay the Termination Fee to Parent within two business days following the date of such termination;

•
by SpringWorks in order to enter into an Alternative Acquisition Agreement with respect to an Acquisition Proposal, if (i) substantially concurrently with such termination, SpringWorks pays the Termination Fee to Parent, (ii) the Company and its subsidiaries have complied with their obligations with respect to a Change of Recommendation and Alternative Acquisition Agreement and (iii) the Company and its subsidiaries have not materially breached its obligations in connection with no solicitation provisions of the Merger Agreement.

In no event will SpringWorks be required to pay the Termination Fee on more than one occasion.
The Merger Agreement further provides that if SpringWorks fails to promptly pay the Termination Fee to Parent and Parent commences a proceeding to collect such amount that results in a judgment against SpringWorks, SpringWorks shall pay to Parent its reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) in connection with such proceeding and interest on the Termination Fee.
Except in the case of common law fraud or Willful Breach (as defined in the Merger Agreement), in the event that the Termination Fee becomes payable, it is sole and exclusive remedy of Parent and Merger Sub for the related termination of the Merger Agreement.
Expenses Generally
Except as otherwise described in this proxy statement, whether or not the Merger is consummated, SpringWorks, Parent and Merger Sub are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the transactions contemplated by the Merger Agreement.

Specific Performance
The parties to the Merger Agreement are entitled (in addition to any other remedy to which they may be entitled in law or equity) to obtain an injunction to prevent breaches or threatened breaches of the Merger Agreement and to seek to enforce specifically the terms and provisions of the Merger Agreement. In no event shall Parent and Merger Sub be entitled to both the payment of the Termination Fee or monetary damages, on the one hand, and specific performance of SpringWorks’ obligations to effect the Closing, on the other hand.
Amendments; Waiver
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.
Governing Law and Jurisdiction
The Merger Agreement will be governed by, and construed in accordance with, and all disputes arising out of or in connection with the Merger Agreement or the transactions contemplated thereby shall be resolved under, the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of laws thereof.
The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated thereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) will be brought in the Delaware Chancery Court or, if such court lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided, that if subject matter jurisdiction over the matter that is the subject of the applicable proceeding is vested exclusively in the U.S. federal courts, such proceeding shall be heard in the U.S. District Court for the District of Delaware. The parties irrevocably consent to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably and unconditionally waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

PROPOSAL NO. 1: APPROVAL OF THE MERGER PROPOSAL
The Merger Proposal
We are asking Company Stockholders to approve a proposal to adopt the Merger Agreement, which we refer to as the “Merger Proposal.” For a detailed discussion of the terms and conditions of the Merger Agreement, see “The Merger Agreement” beginning on page 78 of this proxy statement. A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully and in its entirety. See also “The Merger” beginning on page 35 of this proxy statement.
Vote Required
As described under “The Merger — Recommendation of the SpringWorks Board of Directors and Reasons for the Merger” beginning on page 45 of this proxy statement, after considering various factors described in such section, the Board (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of SpringWorks and the Company Stockholders, (ii) adopted, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in accordance with the DGCL, (iii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the transactions contemplated by the Merger Agreement, including the Merger, and (vi) recommends that you vote “FOR” the Merger Proposal, the Adjournment Proposal, and the Compensation Proposal.
Under Delaware law, approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Company Shares issued and outstanding as of the close of business on the Record Date and entitled to vote thereon. Each Company Share issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting (or at any postponement or adjournment thereof). If a stockholder signs and returns a proxy card and does not indicate how he, she or it wishes to vote on the Merger Proposal, such stockholder’s Company Shares will be voted in favor of the Merger Proposal.
Failures to vote, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Merger Proposal.
Board Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

PROPOSAL NO. 2: ADJOURNMENT OF THE SPECIAL MEETING
The Adjournment Proposal
We are asking you to approve a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting, which we refer to as the “Adjournment Proposal.” If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting to solicit additional proxies in favor of the Merger Proposal, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Proposal. In addition, the chairperson of the Special Meeting could adjourn the Special Meeting if under our Bylaws a quorum is not present for the meeting.
Notwithstanding the foregoing, SpringWorks’ right to adjourn or postpone the Special Meeting, and the number of times that SpringWorks may adjourn or postpone the Special Meeting, and the duration of any such adjournment or postponement, is subject to the terms of the Merger Agreement as described further under “The Merger Agreement — Other Covenants and Agreements — Special Meeting and Related Actions” beginning on page 91 of this proxy statement.
If the Special Meeting is adjourned or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed. SpringWorks does not intend to call a vote on the Adjournment Proposal if the Merger Proposal is approved at the Special Meeting.
The Board believes that it is in the best interests of SpringWorks and our stockholders to be able to adjourn the Special Meeting if necessary or appropriate for the purpose of soliciting additional proxies in respect of the Merger Proposal if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting.
Vote Required
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of voting power of the Company Shares present in person or represented by proxy at the Special Meeting. Each Company Share issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting. If a stockholder signs and returns a proxy card and does not indicate how he, she or it wishes to vote on the Adjournment Proposal, such stockholder’s Company Shares will be voted in favor of the Adjournment Proposal. An abstention, or if a Company Stockholder fails to vote, will have no effect on the Adjournment Proposal. Broker non-votes, if any, will have no effect on the Adjournment Proposal.
The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote against or abstain with respect to the Adjournment Proposal and vice versa.
Board Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROPOSAL NO. 3: APPROVAL OF THE COMPENSATION PROPOSAL
The Compensation Proposal
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, SpringWorks is providing its stockholders with a separate non-binding, advisory vote to approve certain compensation that may be paid or become payable to its named executive officers in connection with the Merger, as described in the table entitled “Quantification of Potential Payments and Benefits to SpringWorks’ Named Executive Officers in Connection with the Merger” under “The Merger — Interests of the Directors and Executive Officers of SpringWorks in the Merger” beginning on page 68 of this proxy statement.
The Board recommends that the Company Stockholders approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to SpringWorks’ named executive officers in connection with the Merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section entitled “The Merger — Interests of the Directors and Executive Officers of SpringWorks in the Merger — Quantification of Potential Payments and Benefits to SpringWorks’ Named Executive Officers in Connection with the Merger,” including the footnotes to the table and the related narrative discussion, is hereby APPROVED.”
Vote Required
The Compensation Proposal is a vote separate and apart from the Merger Proposal. Accordingly, you may vote to approve and adopt the Merger Proposal and vote not to approve the Compensation Proposal and vice versa. Because the Compensation Proposal is advisory only, it will not be binding on any of SpringWorks or Parent. Accordingly, if the Merger Proposal is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of Company Stockholders.
Approval of the Compensation Proposal, on a non-binding, advisory basis, requires the affirmative vote of a majority of the votes properly cast for and against such proposal at the Special Meeting. Each Company Share issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting. If a stockholder signs and returns a proxy card and does not indicate how he, she or it wishes to vote on the Compensation Proposal, such stockholder’s Company Shares will be voted in favor of the Compensation Proposal. An abstention, or if a Company Stockholder fails to vote, will have no effect on the Compensation Proposal. Broker non-votes, if any, will have no effect on the Compensation Proposal.
Board Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE COMPENSATION PROPOSAL.

MARKET PRICES AND DIVIDEND DATA
The Company Shares are listed on Nasdaq under the symbol “SWTX.”
As of [           ], 2025, which is the Record Date for the Special Meeting, there were [      ] Company Shares issued and outstanding, held by approximately [      ] stockholders of record.
We have never declared or paid any cash dividends on the Company Shares, and we do not currently intend to pay, nor under the Merger Agreement may we pay without the prior written consent of Parent, any cash dividends on our capital stock. On April 25, 2025, the last trading day before we publicly announced the execution of the Merger Agreement, the high and low sale prices for the Company Shares as reported on Nasdaq were $45.01 and $44.19 per share, respectively. The closing price of the Company Shares on Nasdaq on April 25, 2025 was $44.72 per share.
On [           ], 2025, the latest practicable trading day before the printing of this proxy statement, the closing price of the Company Shares on Nasdaq was $[     ] per share. You are encouraged to obtain current market quotations for Company Shares.
Upon the consummation of the Merger, there will be no further market for Company Shares and, as promptly as practicable thereafter, the Company Shares will cease trading on and be delisted from Nasdaq and deregistered under the Exchange Act. As a result, following the Merger and such deregistration, we will no longer file periodic reports with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of the Company Shares as of May 14, 2025 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our current directors and executive officers as a group; and

•
each person, or group of affiliated persons, who beneficially owned more than 5% of the Company Shares.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all Company Shares that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 75,348,912 Company Shares issued and outstanding as of May 14, 2025. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock issuable upon the exercise of options or pursuant to restricted stock units that are subject to vesting conditions within 60 days of May 14, 2025 are considered outstanding and beneficially owned by the person holding the options or restricted stock units for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage
Greater than 5% Stockholders:
FMR LLC(2)	11,204,799	14.87%
The Vanguard Group(3)	7,082,581	9.40%
BlackRock, Inc.(4)	6,246,071	8.29%
Named Executive Officers and Directors:
Saqib Islam, J.D.(5)	2,680,496	3.46%
Badreddin Edris, Ph.D.(6)	736,231	*
Francis I. Perier, Jr., M.B.A.(7)	708,474	*
Daniel S. Lynch, M.B.A.(8)	407,520	*
Bhavesh Ashar, M.B.A.(9)	293,877	*
James Cassidy, M.D., Ph.D.(10)	260,763	*
Freda Lewis-Hall, M.D., DFAPA(11)	100,420	*
Alan Fuhrman(12)	100,420	*
Carlos Albán(13)	70,693	*
Julie Hambleton, M.D.(14)	53,295	*
Martin Mackay, Ph.D.(15)	8,997	*
All executive officers and directors as a group (14 persons)(16)	5,997,910	7.96%

*
Represents beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902.

(2)
Information herein is based on the based on the information reported on the Form 13F-HR filed on May 12, 2025 by FMR LLC represents 11,204,799 shares of common stock held by FMR LLC.

(3)
Information herein is based on the based on the information reported on the Form 13F-HR filed on May 9, 2025 by The Vanguard Group, Inc. represents 7,082,581 shares of common stock held by The Vanguard Group, Inc.

(4)
Information herein is based on the information reported on the Form 13F-HR filed on February 2, 2025 by BlackRock, Inc., or BlackRock, as the parent holding company of certain institutional investment managers, and represents 6,246,071 shares of common stock held by BlackRock. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(5)
Consists of (i) 602,880 shares of common stock and (ii) 2,077,616 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Islam.

(6)
Consists of (i) 102,781 shares of common stock, and (ii) 633,450 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Dr. Edris.

(7)
Consists of (i) 28,330 shares of common stock and (ii) 680,144 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Perier.

(8)
Consists of (i) 82,944 shares of common stock and (ii) 324,576 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Lynch.

(9)
Consists of (i) 19,305 shares of common stock and (ii) 274,572 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Ashar.

(10)
Consists of (i) 33,969 shares of common stock, (ii)1,888 shares of common stock underlying unvested restricted stock units subject to vesting within 60 days of May 14, 2025 and (iii) 224,906 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Dr. Cassidy.

(11)
Consists of (i) 14,667 shares of common stock and (ii) 85,753 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Dr. Lewis-Hall.

(12)
Consists of (i) 14,667 shares of common stock and (ii) 85,753 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Fuhrman. These shares are held in a family trust where Mr. Fuhrman is a trustee.

(13)
Consists of (i) 15,381 shares of common stock and (ii) 55,312 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Albán.

(14)
Consists of (i) 4,095 shares of common stock and (ii) 49,200 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Dr. Hambleton.

(15)
Consists of 8,997 shares of common stock underlying options exercisable within 60 days of May 14, 2025 held by Mr. Mackay.

(16)
Includes Daniel Pichl, Herschel S. Weinstein, J.D., and Tai-An Lin, Ph.D. who are executive officers but not named executive officers.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not consummated, our stockholders will continue to be entitled to attend and participate in meetings of our stockholders.
We intend to hold an annual meeting of stockholders in 2026 only if the Merger is not consummated.
Stockholders who intended to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 pursuant to Rule 14a-8 under the Exchange Act must have submitted the proposal to our Corporate Secretary at our offices at 100 Washington Boulevard, Stamford, Connecticut 06902 in writing not later than December 5, 2025, which is 120 days prior to the one-year anniversary of the mailing date of SpringWorks’ proxy statement for its annual meeting of stockholders held on May 14, 2025, unless the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2025 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals to be included in the proxy statement.
Stockholders intending to present a proposal at the 2026 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the 2025 annual meeting of stockholders, that is, between January 15, 2026 and February 14, 2026; provided, however, that in the event that the date of the 2026 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the 2026 annual meeting of stockholders and (b) no later than the close of business on the later of the 90th day prior to the 2026 annual meeting of stockholders or the close of business on the 10th day following the day on which we first make a public announcement of the date of the 2026 annual meeting of stockholders. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice. The written notice must contain specific information required in Article I Section 2 of our Bylaws.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than SpringWorks’ nominees must have provided notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2026, which is 60 days prior to the one-year anniversary of the preceding year’s annual meeting, unless the date of the 2026 annual meeting of stockholders changes by more than 30 days from the anniversary of the 2025 annual meeting of stockholders, in which case, notice must be provided by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th day following the date on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our business and financial condition and are incorporated by reference into this proxy statement. Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The following SpringWorks filings with the SEC are incorporated by reference (in each case excluding any information furnished and not filed):
•
SpringWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 20, 2025;

•
SpringWorks’ Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 9, 2025.

•
SpringWorks’ Definitive Proxy Statement on Schedule 14A filed with the SEC on April 4, 2025; and

•
SpringWorks’ Current Reports on Form 8-K filed with the SEC on April 28, 2025 and May 14, 2025.

We also incorporate by reference into this proxy statement any documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement (in each case excluding any information furnished and not filed). Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
Stockholders may obtain free copies of the documents filed with the SEC by SpringWorks through the SEC’s website, www.sec.gov, or through the Investors section of our website, ir.springworkstx.com, and the “SEC Filings” section therein. The information included on our website is not incorporated by reference into this proxy statement.
You may obtain any of the documents incorporated by reference into this proxy statement, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents, without charge, by requesting them in writing or by telephone from us at the following address:
SpringWorks Therapeutics, Inc.
100 Washington Boulevard
Stamford, Connecticut 06902
Attention: Corporate Secretary
Call: (203) 883-9490
If you would like to request documents from us, please do so by [           ], 2025, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail or another equally prompt method, within one business day after we receive your request.

MISCELLANEOUS
SpringWorks has supplied all information relating to SpringWorks, and Parent has supplied, and SpringWorks has not independently verified, all of the information relating to Parent and Merger Sub contained in “Summary — The Companies” beginning on page 12 of this proxy statement and “The Companies” beginning on page 27 of this proxy statement.
If you hold any certificates representing Company Shares, you should not send in such certificates until you receive transmittal materials after the Merger is consummated.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents incorporated by reference into this proxy statement to vote on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [           ], 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
SpringWorks Therapeutics, Inc.,
Merck KGaA, Darmstadt, Germany
and
EMD Holdings Merger Sub, Inc.
Dated as of April 27, 2025

A-i

A-ii

Annexes
Annex A	Certain Definitions
Annex B	Form of Certificate of Incorporation of the Surviving Corporation

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 27, 2025, is entered into by and among SpringWorks Therapeutics, Inc., a Delaware corporation (the “Company”), Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), and EMD Holdings Merger Sub, Inc., a Delaware corporation and Wholly Owned Subsidiary of Parent (“Merger Sub” and, together with the Company and Parent, the “Parties” and each, a “Party”).
RECITALS
WHEREAS, the Parties intend that, subject to the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger;
WHEREAS, the Company Board has (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, (b) determined that this Agreement and the transactions contemplated by this Agreement are in the best interests of the Company and the holders of Shares, (c) directed that this Agreement be submitted to the holders of Shares for their adoption and (d) resolved, subject to the terms and conditions of this Agreement, to recommend that the holders of Shares adopt this Agreement;
WHEREAS, the executive board (Geschäftsleitung) of Parent (the “Parent Board”) has unanimously approved this Agreement and the transactions contemplated by this Agreement, and the board of directors of Merger Sub has unanimously approved and declared advisable this Agreement and the transactions contemplated by this Agreement on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:
ARTICLE I
The Merger; Closing; Certificate of Merger and Effective Time
1.1.   The Merger.   Subject to the terms and conditions of this Agreement and pursuant to the applicable provisions of the DGCL, (a) at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (b) the Company shall be the surviving corporation in the Merger (sometimes referred to as the “Surviving Corporation”) and, from and after the Effective Time, shall be a Wholly Owned Subsidiary of Parent and the separate corporate existence of the Company shall continue unaffected by the Merger and (c) the Merger shall have such other applicable effects as set forth in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, immunities, powers, objects and purposes of the Company and Merger Sub shall be vested in the Surviving Corporation and all claims, debts, liabilities and obligations of the Company and Merger Sub shall be the claims, debts, liabilities and obligations of the Surviving Corporation.
1.2.   Closing.   The closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission or, if or to the extent such exchange is not practicable, at a Closing to be held at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, New York 10018 at 9:00 a.m. (New York City time) on the fifth Business Day following the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or at such other date and time as the Company and Parent may agree in writing. For purposes of this Agreement, “Closing Date” shall mean the date on which the Closing occurs.
1.3.   Certificate of Merger and Effective Time.   As promptly as practicable following the Closing, but on the Closing Date, the Parties shall cause the Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Merger shall become effective at the date and time when the Certificate of Merger has been executed and filed pursuant to this Section 1.3, or at such later date and time as may be agreed by the Parties in writing and specified in the Certificate of Merger so executed and filed (such date and time, as applicable, the “Effective Time”).
ARTICLE II
Certificate of Incorporation and Bylaws of the Surviving Corporation;
Directors and Officers of the Surviving Corporation
2.1.   Certificate of Incorporation of the Surviving Corporation.   At the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Charter”) shall be amended and restated in its entirety to read substantially as set forth in Annex B, until thereafter duly amended, restated or amended and restated as provided therein or by applicable Law.
2.2.   Bylaws of the Surviving Corporation.   The Parties shall take all actions necessary so that the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended, restated or amended and restated as provided therein, the Charter or by applicable Law.
2.3.   Directors of the Surviving Corporation.   The Parties shall take all actions necessary so that the members of the board of directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, each to hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal pursuant to the Charter, the Bylaws or applicable Law.
2.4.   Officers of the Surviving Corporation.   The Parties shall take all actions necessary so that the individuals designated in writing by Parent prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, each to hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal pursuant to the Charter, the Bylaws or applicable Law.
ARTICLE III
Effect of the Merger on Capital Stock; Treatment of Equity Awards;
Delivery of Merger Consideration
3.1.   Effect of the Merger on Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any capital stock of the Company or on the part of the sole stockholder of Merger Sub:
(a)   Merger Consideration.   All Eligible Shares shall be converted into the right to receive the Per Share Merger Consideration, and shall cease to be outstanding, shall be cancelled and shall cease to exist, and each Certificate, and each Book-Entry Share, shall thereafter only represent the right to receive the Per Share Merger Consideration, payable pursuant to Section 3.3.
(b)   Treatment of Excluded Shares.   Each Excluded Share shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights any Dissenting Stockholders may have pursuant to Section 3.3(f) with respect to any Excluded Shares that are Dissenting Shares.
(c)   Merger Sub.   Each share of common stock of Merger Sub, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation, par value $0.01 per share, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.
3.2.   Treatment of Equity Awards and ESPP.
(a)   Company Options.
(i)   At the Effective Time, each Company Option award (or portion thereof) that is vested as of immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder thereof to receive (without interest), as soon as reasonably practicable, but in no event more than 15 Business Days after the Effective Time, an amount in cash, less applicable Tax withholding, equal to the product of (rounded down to the nearest whole cent) (i) the total number of Shares subject to such vested Company Option award immediately prior to the Effective Time multiplied by (ii) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of the Shares subject to such vested Company Option immediately prior to the Effective Time. For the avoidance of doubt, any vested Company Option which has an exercise price per share that is greater than or equal to the Per Share Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.
(ii)   At the Effective Time, each Company Option award (or portion thereof) that is unvested as of immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, cease to represent an option to purchase Shares and shall be converted into a fixed cash-based award (a “Parent Cash-Based Option Award”) in respect of an amount in cash, less applicable Tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Shares subject to such unvested Company Option award immediately prior to the Effective Time multiplied by (ii) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of the Shares subject to such Company Option immediately prior to the Effective Time. The Parent Cash-Based Option Award shall vest in accordance with the vesting terms that applied to the corresponding portion of the unvested Company Option immediately prior to the Effective Time, provided, that on the nine (9) month anniversary of the Closing Date, fifty percent (50%) of each then-unvested tranche of the Parent Cash-Based Option Award shall vest (subject to the applicable holder’s continued employment through such date). Each applicable portion of the Parent Cash-Based Option Award shall become payable to the applicable holder within 15 Business Days following vesting. Except as specifically provided above and for any terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other changes that are necessary for the administration of such Parent Cash-Based Option Award and not materially detrimental to the holder thereof, following the Effective Time, each Parent Cash-Based Option Award shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to the corresponding Company Option immediately prior to the Effective Time. Any unvested Company Option which has an exercise price per share that is greater than or equal to the Per Share Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.
(b)   [Reserved].
(c)   Company Restricted Stock Units.   At the Effective Time, each Company RSU award, whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, cease to represent a restricted stock unit award denominated in Shares and shall be converted into a fixed cash-based award (a “Parent Cash-Based RSU Award”) in respect of an amount in cash, less applicable Tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Shares subject to such Company RSU award immediately prior to the Effective Time multiplied by (ii) the Per Share Merger Consideration. The Parent Cash-Based RSU Award shall vest in accordance with the vesting terms that applied to the corresponding portion of the Company RSU award immediately prior to the Effective Time, provided, that on the nine (9) month anniversary of the Closing Date, fifty percent (50%) of each then-unvested tranche of the Parent Cash-Based RSU Award shall vest (subject to the applicable holder’s continued employment through such date). Each applicable portion of the Parent Cash-Based RSU Award shall become payable to the applicable holder within 15 Business Days following vesting. Except as specifically provided above and for any terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other changes that are necessary for the administration of such Parent Cash-Based RSU Award and not materially detrimental to the holder thereof, following the Effective Time, each such Parent Cash-Based RSU Award shall continue to be governed by the same terms and conditions (including service-based vesting terms) as were applicable to the applicable Company RSU immediately prior to the Effective Time.
(d)   Company Performance Share Units.   At the Effective Time, each Company PSU award, whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, cease to represent a performance share unit award denominated in Shares and only entitle the holder thereof to receive (without interest), as soon as reasonably practicable, but in no event more than 15 Business Days after the Effective Time, an amount in cash, less applicable Tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of Shares subject to such Company PSU award immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement multiplied by (ii) the Per Share Merger Consideration.
(e)   Employee Stock Purchase Plan.   As promptly as practicable following the date of this Agreement (but in any event prior to the Closing), the Company shall take all actions (including obtaining any necessary determinations or resolutions of the Company Board or the Company Compensation Committee and, if appropriate, amending the terms of the ESPP) that may be necessary or required under the ESPP and applicable Law to ensure that, (A) no offering period shall be authorized or commenced on or after the date of this Agreement and (B) the ESPP shall terminate effective as of immediately prior to, and conditional upon the occurrence of, the Effective Time.
(f)   Company Actions.   At or prior to the Closing, the Company, the Company Board and the Company Compensation Committee, as applicable, shall adopt any resolutions, obtain any consents, and take any other actions that are necessary to effectuate the treatment of Sections 3.2(a) through 3.2(e). The Company shall take all actions necessary to ensure that from and after the Effective Time neither Parent nor the Surviving Corporation shall be required to deliver Shares or other capital stock of the Company to any Person pursuant to or in settlement of Company Equity Awards.
(g)   Payment Procedures.   As soon as reasonably practicable following the Effective Time, Parent shall deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate consideration owed at the Closing to all holders of Company Equity Awards pursuant to Sections 3.2(a) and 3.2(d). Holders of Company Equity Awards shall be paid by the Company or the Surviving Corporation, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of such Company Equity Awards that are cancelled and converted pursuant to this Section 3.2, less any required withholding.
(h)   Notices.   As soon as reasonably practicable following the Effective Time, Parent shall deliver to the holders of unvested Company Options and Company RSUs appropriate notices stating that such Company Equity Awards have been assumed by Parent and shall continue in the form of Parent Cash-Based Option Awards and Parent Cash-Based RSU Awards pursuant to Sections 3.2(a)(ii) and 3.2(c).
3.3.   Delivery of Merger Consideration.
(a)   Deposit of Merger Consideration and Paying Agent.
(i)   As soon as practicable following the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments in respect of the Eligible Shares pursuant to Section 3.3(b) (such cash, the “Exchange Fund”).
(ii)   Pursuant to the Paying Agent Agreement, among other things, the Paying Agent shall (A) act as the paying agent for the payment and delivery of the Per Share Merger Consideration pursuant to the terms and conditions of this Agreement and (B) invest the Exchange Fund, if and as directed by Parent; provided, however, that any investment shall be in obligations of or guaranteed as to principal and interest by the U.S. government in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services, LLC, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt payment and delivery of the aggregate Per Share Merger Consideration as contemplated by Section 3.1, Parent shall promptly restore or cause the restoration of the cash in the Exchange Fund diminished through such investments or other events so as to ensure that the Exchange Fund is maintained at a level sufficient to make such cash payments, and no such investment or losses thereon shall relieve Parent from making the payments required by this Article III or affect the amount of the aggregate Per Share Merger Consideration payable hereunder. Any interest and other income resulting from such investment (if any) in excess of the amounts payable pursuant to Section 3.3(b) shall be promptly returned to Parent or the Surviving Corporation, as determined by Parent in accordance with the terms and conditions of the Paying Agent Agreement. The Exchange Fund shall not be used for any purpose other than the payment to holders of Eligible Shares pursuant to Section 3.3(b).
(b)   Procedures for Surrender.
(i)   As promptly as practicable after the Effective Time (but in any event within three Business Days thereafter), Parent shall cause the Paying Agent to mail or otherwise provide each holder of record of Eligible Shares that are (A) Certificates or (B) Book-Entry Shares not held, directly or indirectly, through DTC notice advising such holders of the effectiveness of the Merger, which notice shall include (1) appropriate transmittal materials (including a letter of transmittal in customary form) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.3(e)) or the surrender of such Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), as applicable (such materials to be in such form and have such other provisions as Parent and the Company may reasonably agree) and (2) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.3(e)) or such Book-Entry Shares to the Paying Agent in exchange for the Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to this Article III.
(ii)   With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish customary procedures with the Paying Agent, DTC and DTC’s nominees to ensure that the Paying Agent shall transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Eligible Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC and DTC’s nominees, the Per Share Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article III.
(iii)   Upon surrender to the Paying Agent of Eligible Shares that (A) are Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.3(e)) together with the letter of transmittal, duly completed and executed, and such other documents as may be reasonably required by the Paying Agent in accordance with the terms of the materials and instructions provided by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book-receipt of an “agent’s message” by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), in each case of the foregoing clauses (A) and (B) of this Section 3.3(b)(iii), pursuant to such materials and instructions as contemplated by Section 3.3(b)(i) and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed by the Company, Parent, the Paying Agent, DTC and DTC’s nominees pursuant to Section 3.3(b)(i), the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver, out of the Exchange Fund, as promptly as practicable to such holders, an amount in cash in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 3.3(g)) equal to the product obtained by multiplying (1) the number of Eligible Shares represented by such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.3(e)) or such Book-Entry Shares by (2) the Per Share Merger Consideration, and each Certificate so surrendered shall forthwith be cancelled.
(iv)   In the event of a transfer of ownership of any Certificate that is not registered in the stock transfer books or ledger of the Company or if the consideration payable is to be paid in a name other than that in which the Certificate or Certificates surrendered or transferred in exchange therefor are registered in the Company’s stock transfer books or ledger, a check for any cash to be exchanged upon due surrender of any such Certificate or Certificates may be issued by the Paying Agent to such a transferee if the Certificate or Certificates is or are (as applicable) properly endorsed and otherwise in proper form for surrender and presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable Transfer Taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the Paying Agent.
(v)   For the avoidance of doubt, no interest shall be paid or accrued for the benefit of any holder of Eligible Shares on any amount payable upon the surrender of any Eligible Shares.
(c)   Transfer Books; No Further Ownership Rights in Shares.   From and after the Effective Time, the Company’s stock transfer books shall be closed, and thereafter there shall be no transfers on the stock transfer books or ledger of the Company of the Shares. From and after the Effective Time, the holders of Shares outstanding immediately prior to the Effective Time shall, subject to Section 3.3(f), cease to have any rights with respect to such Shares or as stockholders of the Company except the right to receive the Per Share Merger Consideration, without interest thereon, into which the Shares have been converted pursuant to Section 3.1(a) upon the surrender thereof in accordance with this Section 3.3(c) and subject to Section 3.3(g). If, after the Effective Time, any Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive as a result of the Merger pursuant to this Article III.
(d)   Termination of Exchange Fund.
(i)   Any portion of the Exchange Fund (including any interest and other income resulting from any investments thereof (if any)) that remains unclaimed by the holders of Eligible Shares on the date that is one year after the Effective Time shall be delivered to Parent or the Surviving Corporation, as determined by Parent. Any holder of Eligible Shares who has not theretofore complied with the procedures, materials and instructions contemplated by this Section 3.3 shall thereafter look only to the Surviving Corporation as a general creditor thereof for such payments (after giving effect to any required Tax withholdings as provided in Section 3.3(g) and Sections 3.2(a) through 3.2(d), as applicable) in respect thereof.
(ii)   Notwithstanding anything to the contrary set forth in this Article III, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares or Company Equity Awards for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws.
(e)   Lost, Stolen or Destroyed Certificates.   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent pursuant to the Paying Agent Agreement or otherwise, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent or the Paying Agent pursuant to the Paying Agent Agreement or otherwise as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent shall, in exchange for such Certificate, issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 3.3(g)) equal to the product obtained by multiplying (i) the number of Eligible Shares represented by such lost, stolen or destroyed Certificate by (ii) the Per Share Merger Consideration.
(f)   Appraisal Rights.   Subject to the last sentence of this Section 3.3(f), no Dissenting Stockholder shall be entitled to receive the Per Share Merger Consideration with respect to the Dissenting Shares owned by such Dissenting Stockholder and each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to the Dissenting Shares owned by such Dissenting Stockholder and such Dissenting Stockholder shall cease to have any other rights with respect to such Dissenting Shares. The Company shall give Parent prompt notice and copies of any written demands for appraisal, actual, attempted or purported withdrawals of such demands, and any other instruments served pursuant to (or purportedly pursuant to) applicable Law that are received by the Company relating to the Company’s stockholders’ demands of appraisal. Parent shall have the right to assume the defense thereof and direct all negotiations and Proceedings with respect to any demand for appraisal under the DGCL including any determination to make any payment or deposit with respect to any of the Dissenting Stockholders with respect to any of their Dissenting Shares under Section 262(h) of the DGCL prior to the entry of judgment in the Proceedings regarding appraisal, provided, that any such payment shall not be made prior to the Effective Time. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment or deposit with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree, authorize or commit to do any of the foregoing. If any Dissenting Stockholder shall have effectively withdrawn or otherwise waived or lost the right under Section 262 of the DGCL with respect to any Dissenting Shares, such Dissenting Shares shall become Eligible Shares and thereupon converted into the right to receive the Per Share Merger Consideration with respect to such Shares pursuant to this Article III.
(g)   Withholding Rights.   Each of Parent, the Surviving Corporation and the Paying Agent (and any of their respective Affiliates) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable Tax Law. To the extent that amounts are so deducted and withheld, such withheld amounts (i) shall be timely remitted to the applicable Governmental Entity and (ii) shall be treated for all purposes of this Agreement as having been paid to the Persons in respect of which such deduction and withholding was made. Each of Parent and the Company (and any of their respective Affiliates) shall reasonably cooperate with each other to reduce or eliminate any withholding from the Per Share Merger Consideration payable to holders of Shares pursuant to this Agreement, including that the Company shall deliver at least seven Business Days prior to the Closing Date a draft of a certificate satisfying the requirements of Treasury Regulations Section 1.897-2(h) and 1.1445-2(c)(3) and stating that the equity interests in the Company are not “United States real property interests,” and shall incorporate all reasonable comments provided by Parent with respect to such certificate (such certificate, as agreed to by Parent, the “Closing FIRPTA Certificate”). The Company shall deliver at Closing a duly executed Closing FIRPTA Certificate, dated as of the Closing Date, and the corresponding notice to the IRS in accordance with Treasury Regulations Section 1.897-2(h), with written authorization for Parent to deliver such notice to the IRS on behalf of the Company after the Closing Date (the “Closing FIRPTA Notice”).
3.4.   Adjustments to Prevent Dilution.   Notwithstanding anything to the contrary set forth in this Agreement, if, from the execution and delivery of this Agreement to the Effective Time, the issued and outstanding Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities or a different class by reason of any reclassification, stock split, stock dividend or distribution, recapitalization, merger, or issuer tender or exchange offer, or a stock dividend with a record date within such period shall have been declared, then the Per Share Merger Consideration and any other amounts payable pursuant to this Agreement shall be equitably adjusted to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing in this Section 3.4 shall be construed to permit the Company or any other Person to take any action except to the extent consistent with, and not otherwise limited or prohibited by, the terms and conditions of this Agreement.
ARTICLE IV
Representations and Warranties of the Company
Except as set forth (a) in the Company Reports available on EDGAR on or after January 1, 2024, and prior to the date of this Agreement (excluding, in each case, any disclosures set forth or referenced in any risk factor section or in any other section to the extent they are forward-looking statements, predictive or forward-looking in nature, unless such statements are a statement of an actual fact), or (b) in the corresponding sections of the disclosure letter delivered to Parent by the Company prior to or concurrently with the execution and delivery of this Agreement (the “Company Disclosure Letter”) (it being agreed that for the purposes of the representations and warranties made by the Company in this Agreement, disclosure of any item in any section of the Company Disclosure Letter shall be deemed disclosure with respect to any other section to the extent the relevance of such item is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Sub that:

4.1.   Organization, Good Standing and Qualification.
(a)   The Company is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its jurisdiction of organization, has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and is qualified to do business in its jurisdiction of incorporation. To the extent such concept is applicable, the Company is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification and is qualified to do business in such jurisdictions, except as would not reasonably be expected to have, individually or in the aggregate, (i) a Material Adverse Effect or (ii) prevent, materially impair or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement. Each of the Company’s Subsidiaries and, to the Knowledge of the Company, the JV Entity is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization, has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and is qualified to do business in its jurisdiction of incorporation and in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Prior to the date of this Agreement, the Company has made available to Parent correct and complete copies of the Company’s, any of its Subsidiaries’ and the JV Entity’s Organizational Documents that are in full force and effect as of the date of this Agreement, and none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, the JV Entity is in violation of any of the applicable provisions of such Organizational Documents, except, solely with respect to the Company’s Subsidiaries and the JV Entity, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   Section 4.1(c) of the Company Disclosure Letter sets forth a correct and complete list of each jurisdiction in which the Company and its Subsidiaries are organized and qualified to do business.
4.2.   Capital Structure.
(a)   The authorized capital stock of the Company consists of 150,000,000 Shares and 10,000,000 shares of Company Preferred Stock. As of the close of business on April 24, 2025 (the “Capitalization Date”): (i) 75,023,202 Shares were issued and outstanding; (ii) 660,677 Shares were issued and held by the Company in its treasury; and (iii) no shares of Company Preferred Stock were issued and outstanding or held by the Company in its treasury. Under the Stock Plan, as of the Capitalization Date: (i) Company Options to purchase an aggregate of 13,710,382 Shares were outstanding (10,687,439 of which are In-the-Money Options, with a weighted average exercise price per share of $27.80 for all In-the-Money Options); (ii) 2,568,049 Company RSUs were subject to future vesting; (iii) 507,388 Company PSUs or 713,688 Company PSUs assuming the target or maximum level of achievement, respectively, were subject to future vesting; (iv) 4,974,816 Shares were reserved for issuance pursuant to the Stock Plan and (v) 3,803,580 Shares were reserved for issuance pursuant to the ESPP. From the Capitalization Date through the date of this Agreement, the Company has not issued any Shares (other than upon the exercise of Company Options or the vesting and settlement of Company RSUs or Company PSUs, in each case outstanding as of the Capitalization Date) or Company Preferred Stock, or granted any Company Equity Awards.
(b)   None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, the JV Entity have outstanding any bonds, debentures, notes or other obligations, the holders of which have the right to vote (or convert into or exercise for securities having the right to vote) with the stockholders of the Company on any matter or with the equity holders of any of the Company’s Subsidiaries on any matter, respectively.
(c)   The Shares constitute the only outstanding classes of securities of the Company or its Subsidiaries registered under the Securities Act.
(d)   Section 4.2(d) of the Company Disclosure Letter sets forth, as of the Capitalization Date, (i) a correct and complete list of all outstanding Company Equity Awards as of the Capitalization Date, setting forth the number of Shares subject to each Company Equity Award, (ii) the holder, grant date, vesting schedule, including whether the vesting shall be accelerated by the execution and delivery of this Agreement or consummation of the Merger or by termination of employment following consummation of the Merger and (iii) the exercise price per Share with respect to each Company Equity Award, as applicable. No purchase rights have been granted under the ESPP.
(e)   Each Company Option (i) was granted in compliance in all material respects with all applicable Law and all the terms and conditions of the Stock Plan pursuant to which it was issued, (ii) has an exercise price per Share equal to or greater than the fair market value of a Share on the date of such grant, (iii) has a grant date identical to the date on which the Company Board or Company Compensation Committee actually awarded such Company Option and (iv) does not trigger any obligation or liability for the holder thereof under Section 409A of the Code.
(f)   Section 4.2(f) of the Company Disclosure Letter sets forth: (i) each of the Company’s Subsidiaries; (ii) whether or not each such Subsidiary is a Wholly Owned Subsidiary (any Subsidiary that is not a Wholly Owned Subsidiary, a “Non-Wholly Owned Subsidiary”); and (iii) for each Non-Wholly Owned Subsidiary, (A) the percentage of the Company’s ownership interest, direct or indirect, and the number and type of capital stock or other securities owned by the Company, directly or indirectly, in each such Subsidiary and (B) the percentage of such other Person or Persons’ ownership interest and the number and type of capital stock or other securities owned by such other Person or Persons in each such Subsidiary and the name of such other Person or Persons, in each case as of the date of this Agreement. The Company does not, directly or indirectly, beneficially own any capital stock of, or other voting securities or equity or similar interests, or investment, or have any obligation to invest, in any Person which is not listed on Section 4.2(f) of the Company Disclosure Letter.
(g)   All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and free and clear of any preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights or similar rights that contractually obligate the Company to repurchase, redeem or otherwise acquire any (or make a payment based upon the price of) shares of capital stock of the Company. Upon the issuance of any Shares in accordance with the terms of the Stock Plan in effect on the date of this Agreement, such Shares shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of any preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights or similar rights that contractually obligate the Company to repurchase, redeem or otherwise acquire any (or make a payment based upon the price of) shares of capital stock of the Company. Each of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and non-assessable and, except for any shares of capital stock or other securities of any Non-Wholly Owned Subsidiaries owned by other Persons, owned by the Company or by a Wholly Owned Subsidiary of the Company, free and clear of any Encumbrance (other than Permitted Encumbrances).
(h)   Except as set forth in Sections 4.2(a), 4.2(d), 4.2(f) and 4.2(g), and except for issuances or the entering into such other instruments, agreements, commitments, or rights not otherwise prohibited under Section 6.1, there are no (i) preemptive rights or (ii) outstanding options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or similar rights that, in each case of clauses (i) and (ii), obligate (A) the Company to issue or to sell any shares of capital stock of the Company or any securities or obligations convertible or exchangeable into or exercisable for, valued by reference to, or giving any Person a right to subscribe for or acquire, any shares of capital stock of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding, (B) the Company to issue or to sell any other securities of the Company or (C) any of the Company’s Subsidiaries to issue or sell any such securities.
4.3.   Corporate Authority; Approval and Fairness.
(a)   The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject only to obtaining the Requisite Company Vote and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement

has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(b)   The Company Board has, at a duly convened and held meeting: (i) (A) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, (B) determined that this Agreement and the transactions contemplated by this Agreement are in the best interests of the Company and the holders of Shares, and (C) resolved to recommend that the holders of Shares adopt this Agreement at any duly held meeting of the holders of Shares held for such purpose and any adjournment or postponement thereof (the “Company Recommendation”) and (ii) directed that this Agreement be submitted to the holders of Shares for their adoption at a duly held meeting of the holders of Shares for such purpose.
(c)   Each of Centerview Partners LLC (“Centerview Partners”) and Goldman Sachs & Co. LLC (“Goldman Sachs”) has rendered to the Company Board its oral opinion, to be subsequently confirmed by delivery of a written opinion, to the effect that, as of the date of each such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth in each such opinion, the Per Share Merger Consideration to be paid to the holders (other than as set forth in each such opinion) of Shares pursuant to this Agreement is fair, from a financial point of view, to such holders. The Company will make available to Parent solely for informational purposes and on a non-reliance basis, a signed copy of each such opinion reasonably promptly after receipt thereof by or on behalf of the Company, it being expressly understood and agreed that each such opinion is for the benefit of the Company Board and may not be relied upon by Parent or Merger Sub.
4.4.   Governmental Filings; No Violations.
(a)   Other than the expirations of waiting periods and the filings, notices, reports, consents, registrations, approvals, permits and authorizations (i) under the HSR Act and the other Antitrust Law in the jurisdictions set forth on Section 7.1(b)(i) of the Company Disclosure Letter, (ii) pursuant to the DGCL, (iii) required to be made with or obtained from the SEC, (iv) required to be made with or by Nasdaq, (v) under the Takeover Statutes and state securities and “blue sky” Laws and (vi) required as a result of any facts or circumstances relating solely to Parent, Merger Sub or the Affiliates thereof which control Parent (collectively, the “Company Approvals”), no expiration of any waiting period under applicable Law is required and no filings, notices, reports, consents, registrations, approvals, permits or authorizations are required to be made by the Company or any of its Subsidiaries with, nor are any required to be obtained by the Company or any of its Subsidiaries from, any Governmental Entity, in connection with the execution and delivery of and performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement, or in connection with the continuing operation of the business of the Company and its Subsidiaries following the Effective Time, except as would not reasonably be expected to have, individually or in the aggregate, (x) a Material Adverse Effect or (y) prevent, materially impair or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.
(b)   The execution and delivery of and performance under this Agreement by the Company do not, and the consummation of the transactions contemplated by this Agreement, shall not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the Requisite Company Vote is obtained, constitute or result in a breach or violation of or a contravention or conflict with the Organizational Documents of the Company or any of its Subsidiaries; (ii) assuming (solely with respect to the performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement) the Requisite Company Vote is obtained and assuming the waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 4.4(a) expire, are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of or a contravention or conflict with any Law to which the Company or any of its Subsidiaries is subject; or (iii) with or without notice, lapse of time or both, constitute or result in a breach or violation of, or default under, or cause or permit a termination or acceleration or creation of any right or obligation under or the creation of an Encumbrance (other than a Permitted Encumbrance) on any of the rights, properties or assets of the Company or any of its Subsidiaries pursuant to, any Contract binding upon the Company or any of its Subsidiaries or any License necessary to the conduct of the business of the Company or any its Subsidiaries as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 4.4(b), as would not reasonably be expected to have, individually or in the aggregate, (x) a Material

Adverse Effect or (y) prevent, materially impair or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.
4.5.   Compliance with Laws; Licenses.
(a)   The businesses of the Company and its Subsidiaries and, to the Knowledge of the Company, the JV Entity are not currently being conducted, and at no time in the past five years have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company, any of its Subsidiaries or, to the Knowledge of the Company, the JV Entity is pending or threatened in writing, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, (i) a Material Adverse Effect or (ii) prevent, materially impair or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.
(b)   The Company and its Subsidiaries hold, and at all times in the past five years held, all Licenses and have filed all required tariffs, reports, notices and other documents with all applicable Governmental Entities and paid all fees and assessments due and payable in connection therewith necessary for the Company and each of its Subsidiaries to own, lease and operate its properties and assets as presently conducted and used, and to carry on and operate its businesses as currently conducted, except where such failure would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Licenses are in full force and effect and no suspension or cancellation of any of the Licenses is pending or, to the Knowledge of the Company, threatened in writing, and the Company and its Subsidiaries are in compliance with the terms of such Licenses, except where the failure to be in full force and effect or failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   Neither the Company, any of its Subsidiaries, nor, to the Knowledge of the Company, any of its Representatives or the JV Entity has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made or offered to make any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns, (iii) accepted any unlawful payments, or (iv) violated any provision of any Anti-Corruption Laws or any rules or regulations promulgated thereunder, anti-money laundering laws or any rules or regulations promulgated thereunder or any applicable Law of similar effect. In the past five years, neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, the JV Entity has received any written communication from a Governmental Entity that alleges or gives notice of any of the foregoing. The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws.
(d)   Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries, in the last five years, each of the Company, each of its Subsidiaries and, to the Knowledge of the Company, the JV Entity has at all times conducted all export transactions in accordance with all applicable U.S. export and re-export controls, including (i) the Export Control Reform Act of 2018 and the Export Administration Regulations, (ii) statutes, executive orders and regulations administered by OFAC and the U.S. Department of State, (iii) import control statutes and regulations administered by the U.S. Department of Homeland Security, U.S. Customs and Border Protection, (iv) the anti-boycott regulations administered by the U.S. Department of Commerce and the U.S. Department of the Treasury and (v) all applicable sanctions, export and import controls and anti-boycott Laws of all other countries in which the business of the Company, any of its Subsidiaries or the JV Entity is conducted. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, the JV Entity has been since the Applicable Date or currently is the subject of a charging letter or penalty notice issued, or to the Knowledge of the Company, an investigation conducted, by a Governmental Entity pertaining to the above statutes or regulations in (i)-(v), nor are there any currently pending internal investigations by the Company pertaining to such matters. None of the Company, any of its Subsidiaries, or, to the Company’s Knowledge, the JV Entity or any directors, officers or employees of the foregoing, is (A) a Prohibited Person or (B) located, organized or resident in, or doing business in, a Prohibited Jurisdiction.

4.6.   CFIUS.   Neither the Company nor any of its Subsidiaries is a U.S. business that (a) produces, designs, tests, manufactures, fabricates, or develops one or more “critical technologies”, (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. Part 800 with respect to “covered investment critical infrastructure” or (c) maintains or collects, directly or indirectly, “sensitive personal data” of U.S. citizens, in each case as such terms in quotation marks are defined in the Defense Production Act of 1950, as amended, including all implementing regulations thereof.
4.7.   Company Reports.
(a)   The Company has filed, as applicable, on a timely basis, all Company Reports required to be filed by the Company with the SEC and has timely paid all fees due in connection therewith.
(b)   Each of the Company Reports filed or furnished since the Applicable Date, at the time of its filing or being furnished (or, if amended or supplemented, as of the date of such amendment or supplement, or, in the case of a Company Report that is a registration statement filed pursuant to the Securities Act or a proxy statement filed pursuant to the Exchange Act, on the date of effectiveness of such Company Report or date of the applicable meeting, respectively), complied or shall comply (as applicable) in all material respects as to form with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and any rules and regulations promulgated thereunder. The Company Reports filed or furnished since the Applicable Date (or if amended or supplemented by a subsequent filing, as of such date of amendment or supplement) have not and shall not (as applicable), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except that any such Company Report that is a registration statement filed pursuant to the Securities Act, did not and shall not (as applicable), contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any Company Report and, to the Knowledge of the Company, (i) none of the Company Reports is the subject of ongoing SEC review and (ii) there are no internal investigations pending or threatened regarding any accounting practices of the Company.
(c)   None of the Subsidiaries of the Company is subject to the reporting requirements of Section 13a or 15d of the Exchange Act, is required to file periodic reports with the SEC or is subject to the reporting requirements of any foreign Governmental Entity that regulates securities or any applicable foreign securities Law or any exchange or quotation service.
4.8.   Disclosure Controls and Procedures and Internal Control Over Financial Reporting.
(a)   The Company maintains disclosure controls and procedures that are effective to ensure that information required to be disclosed by the Company is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents.
(b)   The Company maintains internal control over financial reporting that are effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements.
(c)   As of the date of this Agreement, the Company’s management completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2024, and such assessment is designed to determine whether such control was effective. Since such date, there have been no material changes in the Company’s internal control over financial reporting.

(d)   The Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the Audit Committee, (i) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information and has identified for the Company’s auditors and Audit Committee any material weaknesses in internal control over financial reporting and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(e)   The Company has made available to Parent (i) a summary of any disclosure made by management to the Company’s auditors and Audit Committee contemplated by Section 4.8(d) since the Applicable Date to the date of this Agreement, (ii) any material communication regarding matters of noncompliance since the Applicable Date to the date of this Agreement made by management or the Company’s auditors to the Audit Committee required or contemplated by listing standards of the Nasdaq, the Audit Committee’s charter or professional standards of the Public Company Accounting Oversight Board and (iii) a summary of all material complaints or concerns relating to other matters made since the Applicable Date to the date of this Agreement through the Company’s whistleblower hotline or equivalent system for receipt of employee concerns regarding possible violations of Law.
(f)   Since the Applicable Date to the date of this Agreement, there has not been delivered evidence of a violation of securities Laws to the Company’s chief legal officer, Audit Committee (or other committee of the Company Board designated for the purpose) or the Company Board pursuant to the rules adopted pursuant to Section 307 of the Sarbanes-Oxley Act or any Company policy contemplating such reporting. Since the Applicable Date, the Company has been and is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the listing and corporate governance rules and regulations of the Nasdaq.
4.9.   Financial Statements; No Undisclosed Liabilities; Off-Balance Sheet Arrangements.
(a)   Each of the consolidated balance sheets and consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows included in or incorporated by reference into the Company Reports filed since the Applicable Date: (i) were or shall be prepared (as applicable), in each case in accordance with, in all material respects, GAAP, except as may be specifically noted in the notes thereto, or, in the case of unaudited statements, as permitted by Form 10-Q; (ii) did or shall fairly present (as applicable), the consolidated financial position of the Company and its consolidated Subsidiaries as of its date and the consolidated results of operations, retained earnings (loss) and changes in financial position, as the case may be, of such companies for the periods set forth therein, as applicable (subject, in the case of any unaudited statements, to specific notes (none of which as presented would materially differ from those presented in the audited statements at the time of filing) and normal and recurring year-end audit adjustments that shall not be material in amount or effect, individually or in the aggregate), in each case, in all material respects; and (iii) were or shall be prepared (as applicable) from and are in accordance with the books and records of the Company and its Subsidiaries. There are no unconsolidated Subsidiaries of the Company.
(b)   Except (i) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) for obligations and liabilities (A) reflected or adequately reserved against in the Company’s most recent consolidated balance sheet or consolidated financial statements (including the notes thereto) included in or incorporated by reference into the Company Reports filed prior to the date of this Agreement, (B) incurred in the ordinary course of business since the date of such consolidated balance sheet or (C) expressly contemplated by this Agreement or incurred in connection with the transactions contemplated by this Agreement, in each case, there are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, contingent or otherwise, that would be required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP.
(c)   Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract relating to any transaction or relationship between or among the Company or one or more of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the Securities Act).
4.10.   Litigation.   As of the date of this Agreement, (a) there is no Proceeding that is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any asset or property of the Company or of its Subsidiaries and (b) to the Knowledge of the Company, there is no Order that is outstanding against, or involving, the Company or any of its Subsidiaries or any asset or property of the Company or any of its Subsidiaries that, in the case of each of clauses (a) and (b), (i) would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially impair or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any material Proceedings pending against any other Person.
4.11.   Product Liability.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no design defect, nor any failure to warn, nor any breach of any guarantee, warranty, or indemnity with respect to any Company Products now or previously researched, developed, commercialized, manufactured, sold, distributed or delivered by the Company or any of its Subsidiaries. There are no claims or other Proceedings pending or, to the Knowledge of the Company, threatened, alleging that the Company or any of its Subsidiaries has any liability (whether in negligence, breach of warranty, strict liability, failure to warn or otherwise) arising out of or relating to any claimed injury or damage to individuals or property as a result with or in connection with the use of any Company Products.
4.12.   Absence of Certain Changes.   Since December 31, 2023 and through the date of this Agreement, (a) the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business, (b) there has not been a Material Adverse Effect, (c) there has not been any material damage, destruction or other casualty loss with respect to any material asset of the Company, whether or not covered by insurance and (d) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing Date without Parent’s consent, would constitute a breach of any of the covenants set forth in Sections 6.1(a)(i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi) or (xviii).
4.13.   Material Contracts.
(a)   Section 4.13(a) of the Company Disclosure Letter sets forth a list of all of the Contracts (other than Company Benefit Plans) described below to which the Company or any of its Subsidiaries is a party to or bound by, as of the date of this Agreement (any Contract so disclosed or required to be so disclosed, a “Material Contract”):
(i)   any Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act);
(ii)   any Contract that (A) purports to restrict the ability of the Company or any of its Affiliates or, at or after the Effective Time, Parent or any of its Affiliates from (1) from directly or indirectly, engaging in any business or competing in any business (or line of business or geographic region) with any Person (including soliciting clients or customers), (2) operating its business in any manner or location or (3) enforcing any of its rights with respect to any of its material assets, (B) could, pursuant to its terms, require the, direct or indirect, disposition of any material assets or line of business of the Company or its Affiliates or acquisition of any material assets or line of business of any other Person or, at or after the Effective Time, Parent or any of its Affiliates or (C) imposes upon the Company or any of its Affiliates any (x) material minimum purchase obligation or (y) right of first negotiation, right of first refusal, or similar right, or (D) grants “most favored nation” status to any Person or contains “exclusivity” requirements, obligations or similar provisions that (x) are material to the Company and its subsidiaries, taken as a whole, and/or (y), at or after the Effective Time, would purport to apply to Parent or any of its Affiliates;
(iii)   any joint venture, collaboration, alliance, partnership, shareholder, development, co-development or similar profit-sharing Contract, in each case, that is material to the Company and its Subsidiaries, taken as a whole;

(iv)   any Contract providing for the development of any material Company Intellectual Property, material Company Product or any other material technology or Intellectual Property Rights, independently or jointly, by or for the Company (other than employee invention assignment agreements and consulting agreements that do not substantially deviate from the Company’s standard forms, copies of which have been provided to Parent);
(v)   any Contract pursuant to which the Company or any of its Subsidiaries (A) grants to, or receives from, a third party any license, covenant not to sue, option under, restriction on or similar right with respect to material Company Intellectual Property or (B) receives from a third party any license, covenant not to sue, option under or similar right with respect to material third-party Intellectual Property Rights used in the conduct of the business of the Company or any of its Subsidiaries or incorporated into or distributed or used with any Company Product, in each case, other than inbound licenses to commercially available, non-customized or off-the-shelf Software and non-exclusive outbound licenses granted in the ordinary course of business to third-party services providers, including contract research and contract manufacturing organizations, solely for the purpose of performance of their respective services on behalf of the Company;
(vi)   any Company Government Contract;
(vii)   any Contract involving payment by or to the Company or any of its Subsidiaries of more than $1,000,000 in 2024 or is expected to involve payment by or to the Company or any of its Subsidiaries of more than $1,000,000 in 2025;
(viii)   any agency, sales, marketing, commission, distribution, formulary or medical benefit coverage, international or domestic sales representative or similar Contract that resulted in the payment by or to the Company or any of its Subsidiaries of more than $500,000 in the aggregate in 2024 or is expected to involve payment by or to the Company or any of its Subsidiaries of more than $500,000 in 2025;
(ix)   any Contract pursuant to which the Company or any of its Subsidiaries has contingent obligations that upon satisfaction of certain conditions precedent may result in (A) the payment by the Company or any of its Subsidiaries of more than $500,000 upon the achievement of regulatory or commercial milestones or (B) the payment by the Company or any of its Subsidiaries of more than $750,000 in the aggregate over a twelve month period upon the receipt of revenue or income based on product sales;
(x)   any Contract (A) providing for indemnification or guarantee by the Company or any of its Subsidiaries of any Person or pursuant to which any indemnification or guarantee obligations of the Company or any of its Subsidiaries remain outstanding or otherwise survive as of the date of this Agreement that is material to the Company and its Subsidiaries, taken as a whole, or (B) containing any deferred or contingent purchase price, “earnout” or similar provisions that would cause the Company or any of its Subsidiaries to owe any amount of additional consideration to any Person which remain outstanding or otherwise survive as of the date of this Agreement;
(xi)   any Contract (other than trade debt or letters of credit for leased real property, in each case incurred in the ordinary course of business) for Indebtedness for borrowed money, having an outstanding principal or notional amount (as applicable) in excess of $500,000 (and Section 4.13(a)(xi) of the Company Disclosure Letter sets forth the amount outstanding or the notional value with respect to each such Contract, as applicable);
(xii)   any Contract creating any Encumbrance upon any assets of the Company and its Subsidiaries securing obligations in excess of $500,000;
(xiii)   any Contract that grants any rights of first refusal, rights of first offer, rights of first negotiation or other similar rights to any person with respect to any material assets, rights or properties of the Company or any of its Subsidiaries;
(xiv)   any Contract under which the Company or any of its Subsidiaries has granted any Person registration rights (including demand and piggy-back registration rights) that does not terminate by its terms in connection with the Closing without any liability to the Company or any of its Subsidiaries; or

(xv)   any “hold harmless,” Tax sharing, allocation or indemnification agreement or arrangement or has any liability or potential liability under any such agreement or arrangement (other than, in each case, (A) such agreements or arrangements solely between or among the Company and any of its Wholly Owned Subsidiaries and (B) customary commercial contracts the principal subject of which is not Taxes).
(b)   A correct and complete copy of each Material Contract (including any amendments or supplements thereto) has been made available to Parent.
(c)   Except for expirations in accordance with the terms of the Material Contracts, each such Material Contract is valid and binding on the Company or one or more of its Subsidiaries, as the case may be, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except (i) as may be limited by the Bankruptcy and Equity Exception or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)   There is no breach or violation of, or default under, any Material Contract by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and no event has occurred that with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any such Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other Party thereto or would permit or cause the termination, non-renewal or modification thereof or acceleration or creation of any right or obligation thereunder, except in each case for those breaches, violations, or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
4.14.   Employee Benefits.
(a)   Section 4.14(a) of the Company Disclosure Letter sets forth a correct and complete list of each Company Benefit Plan.
(b)   With respect to each Company Benefit Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the Company Benefit Plan document, including, for the avoidance of doubt, any amendments or supplements thereto, and all related trust documents or other funding vehicle documents (or where no such copies are available, a written description thereof), (ii) the most recently prepared actuarial report and (iii) all material correspondence to or from any Governmental Entity received since the Applicable Date with respect thereto (or where no such copies are available, a reasonably detailed written description thereof).
(c)   (i) Each Company Benefit Plan (including any related trusts) has been established, operated and administered in all material respects in compliance with its terms and applicable Law, including, ERISA and the Code, (ii) all contributions or other amounts payable by the Company or any of its Subsidiaries with respect thereto in respect of current or prior plan years have been paid or accrued in accordance with GAAP and (iii) there are no material Proceedings (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened by a Governmental Entity by, on behalf of or against any Company Benefit Plan or any trust related thereto.
(d)   With respect to each ERISA Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the most recent summary plan description together with any summaries of all material modifications and supplements thereto, (ii) the most recent IRS determination or opinion letter and (iii) the two most recent annual reports (Form 5500 or 990 series and, for the avoidance of doubt, all schedules and financial statements attached thereto).
(e)   Each ERISA Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and, to the Knowledge of the Company, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Company Benefit Plan. With respect to any ERISA Plan, neither the Company nor any of its Subsidiaries has engaged in a transaction in connection with which the Company or any of its Subsidiaries would reasonably be expected to be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code.

(f)   Neither the Company nor any Company ERISA Affiliate has in the last six years contributed (or had any obligation to contribute) to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA.
(g)   Neither the Company nor any Company ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any multiemployer plan (as defined in Section 4001 of ERISA) in the last six years.
(h)   No Company Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).
(i)   Except as required by applicable Law or as set forth on Section 4.14(i) of the Company Disclosure Letter, (i) no Company Benefit Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person, and none of the Company or any of its Subsidiaries has any obligation to provide any such benefits and (ii) to the extent that the Company or any of its Subsidiaries sponsors any such plans (other than existing employment, severance or similar agreement, plan or policy in effect as of the date of this Agreement), the Company or the applicable Subsidiary has reserved the right to terminate, amend, supplement or otherwise modify at any time each Company Benefit Plan that provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person.
(j)   Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) is in all material respects in documentary compliance with, and has been operated and administered in all material respects in compliance with, Section 409A of the Code.
(k)   None of the execution and delivery of or the performance under this Agreement or the consummation of the transactions contemplated by this Agreement could, either alone or in combination with another event, (i) entitle any Company Employee to severance pay or any increase in severance pay, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such Company Employee, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any material benefits under any Company Benefit Plan, (iv) otherwise give rise to any material obligation or liability under any Company Benefit Plan, or (v) limit or restrict the right to merge, terminate, materially amend, supplement or otherwise modify or transfer the assets of any Company Benefit Plan on or following the Effective Time.
(l)   None of the execution and delivery of or the performance under this Agreement, the receipt of the Requisite Company Vote or other approval of this Agreement or the consummation of the transactions contemplated by this Agreement could, either individually or in combination with another event, result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.
(m)   Neither the Company nor any Subsidiary thereof has any obligation to provide, and no Company Benefit Plan or other agreement or arrangement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.
(n)   No Company Benefit Plan is maintained outside the jurisdiction of the United States or covers any Company Employees who reside or work outside of the United States.
4.15.   Labor Matters.
(a)   Section 4.15(a) of the Company Disclosure Letter sets forth, with respect to each Company Employee (i) the name of such Company Employee and the date as of which such Company Employee was originally hired by the Company or any of its Subsidiaries, and whether the employee is on an active or inactive status as of the date of this Agreement, (ii) such Company Employee’s title, (iii) as of the date of this Agreement, such Company Employee’s: annualized base salary, outstanding vacation and paid time off accrual amounts, target annual bonus or target annual commission and contractual severance pay, (iv) whether such

Company Employee is employed by the Company or one of its Subsidiaries, and, if by a Subsidiary, the name of the Subsidiary and (v) such Company Employee’s location.
(b)   Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization, and to the Knowledge of the Company, there are no activities or Proceedings by any individual or group of individuals, including representatives of any labor unions, labor organizations, works councils or similar organizations, to organize any employees of the Company or any of its Subsidiaries.
(c)   There is no, and since the Applicable Date there has not been any, (i) strike, lockout, slowdown, work stoppage, unfair labor practice or other labor dispute, or arbitration or grievance pending or, to the Knowledge of the Company, threatened, (ii) unfair labor practice charge against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any comparable labor relations authority or (iii) pending or, to the Company’s Knowledge, threatened arbitration or grievance, charge, complaint, audit or investigation by or before any Governmental Entity with respect to any current or former Company Employees.
(d)   The Company and each of its Subsidiaries is in material compliance with all applicable Law regarding labor, employment and employment practices, terms and conditions of employment, wages and hours (including classification of employees, discrimination, harassment and equitable pay practices), and occupational safety and health, including the appropriate classification of all current and former Company Employees as “exempt” or “non-exempt” and the payment of appropriate overtime. Neither the Company nor any of its Subsidiaries has incurred any obligation or liability under the Worker Adjustment and Retraining Notification Act or any similar state or local Law that remains unsatisfied.
(e)   To the Knowledge of the Company, any individual who has performed or is performing services for the Company who has been classified as an independent contractor, as an employee of another entity whose services are leased to the Company, or any other non-employee category by the Company or any of its Subsidiaries has been or is correctly so classified. There are no, and since the Applicable Date there have not been any, pending, or, to the Company’s Knowledge, threatened Proceedings (including any litigation, class action suit, or regulatory investigation) against the Company or any of its Subsidiaries with respect to the classification or misclassification of Company Employees. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has any direct or indirect liability with respect to the misclassification of any person who is performing or has performed services for the Company or any of its Subsidiaries (whether as an employee or independent contractor or exempt or non-exempt employee), and neither the Company nor any its Subsidiaries has any notice or knowledge of any pending or threatened claim by any person who is performing or has performed services for the Company or any of its Subsidiaries that he/she is or was misclassified for any purpose.
4.16.   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) the Company and its Subsidiaries have complied at all times with all applicable Environmental Laws and have not received any written claims or notices alleging liability under any Environmental Law, (b) no Real Property currently or formerly leased, owned or operated by the Company or any of its Subsidiaries has been contaminated with any Hazardous Substances that could be expected to require remediation under any Environmental Law and (c) to the Knowledge of the Company, there are no other circumstances involving the Company or any of its Subsidiaries that could result in any claims, liabilities, costs or restrictions on the ownership, use or transfer of any property pursuant to any Environmental Law.
4.17.   Tax Matters.
(a)   The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any validly obtained extension of time within which to file) all income and other material Tax Returns required to be filed by any of them with the appropriate Taxing Authority and all such filed Tax Returns are correct and complete in all material respects, (ii) have timely paid all income and other material Taxes that are required to be paid (whether or not shown on any Tax Returns), (iii) have timely withheld and paid over to the proper Governmental Entity all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, stockholder, creditor, independent contractor or third party (each as determined for Tax purposes), (iv) have complied in all material respects with all information reporting

(and related withholding) and record retention requirements relating to Taxes and (v) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency (other than with respect to customary extensions to file Tax Returns).
(b)   No deficiency with respect to any amount of Taxes in excess of $500,000 individually or in the aggregate has been proposed, asserted or assessed against the Company or any of its Subsidiaries and, to the Knowledge of the Company, there are no Proceedings or audits pending or threatened in writing regarding any amount of Taxes of the Company and its Subsidiaries or the properties or assets of the Company and its Subsidiaries in excess of $500,000 individually or in the aggregate.
(c)   No claim has been made in writing or, to the Knowledge of the Company, otherwise by any Governmental Entity in any jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is, or may be, subject to Tax by that jurisdiction.
(d)   Neither the Company nor any of its Subsidiaries has been informed by any Taxing Authority in writing that such Taxing Authority believes that the Company or any of its Subsidiaries was required to file any income or other material Tax Return that was not filed.
(e)   The Company has made available to Parent correct and complete copies of any Tax rulings or requests (including private letter rulings and requests), closing agreements, gain recognition agreements or similar agreements that are in full force and effect as of the date of this Agreement, as well as opinion letters (and related representation letters) with respect to Tax matters of the Company or any of its Subsidiaries, requested, executed or issued, as applicable.
(f)   There are no Encumbrances for Taxes (except Permitted Encumbrances) on any of the properties or assets of the Company or any of its Subsidiaries.
(g)   Neither the Company nor any of its Subsidiaries is a party to or is bound by any “hold harmless,” Tax sharing, allocation or indemnification agreement or arrangement or has any liability or potential liability under any such agreement or arrangement (other than (A) such an agreement or arrangement solely between or among the Company and any of its Subsidiaries and (B) customary commercial Contracts entered into the ordinary course of business, the principal subject of which is not Taxes).
(h)   Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated, consolidated, combined or unitary group for income Tax purposes (other than a group the common parent of which was the Company or any of its Subsidiaries) or (ii) has any obligation or liability for the Taxes of any Person (other than the Company or any of their respective Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, by Contract (other than (A) such an agreement or arrangement solely between or among the Company and any of its Subsidiaries and (B) customary commercial Contracts entered into the ordinary course of business, the principal subject of which is not Taxes) or otherwise.
(i)   Neither the Company nor any of its Subsidiaries has been, within the past two years or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.
(j)   Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any analogous provisions of state, local or non-U.S. Law).
(k)   Neither the Company nor any of its Subsidiaries shall be required to include any non-de minimis item of income in, or to exclude any non-de minimis item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any closing agreement, installment sale or open transaction on or prior to the Closing Date, any accounting method change or agreement with any Taxing Authority, any prepaid amount received on or prior to the Closing Date outside the ordinary course of business, any intercompany transaction or excess loss account described in Section 1502 of the Code (or any corresponding provision of state, local or non-U.S. Law), or any election pursuant to Section 108(i) or 965(h)

of the Code (or any similar provision of state, local or non-U.S. Law) made with respect to any taxable period ending on or prior to the Closing Date.
(l)   Neither the Company nor any of its Subsidiaries is, or has been, a “United States shareholder” of any foreign corporation, within the meaning of Section 951(b) of the Code.
(m)   The U.S. federal income tax classification of each of the Company and its Subsidiaries is as listed on Section 4.17(m) of the Company Disclosure Letter.
(n)   Neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments or is a party to any agreement that under certain circumstances could obligate it to make any payments that shall not be deductible by reason of Section 162(m) of the Code.
(o)   Neither the Company nor any of its Subsidiaries has availed itself of any government grants, Tax holidays, loans or other Tax benefits or relief related to COVID-19, including a loan under the paycheck protection program or relief pursuant to Sections 2301 or 2302 of the Coronavirus Aid, Relief, and Economic Security Act or any similar applicable federal, state or local Law.
(p)   To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is or has ever been subject to Tax in any jurisdiction other than its country of incorporation, organization or formation by virtue of having employees, a permanent establishment or any other place of business in such jurisdiction.
(q)   Neither the Company nor any of its Subsidiaries is or has been tax resident in any jurisdiction other than its country of incorporation, organization or formation.
(r)   Neither the Company nor any of its Subsidiaries is or has been a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code and any applicable Treasury Regulations.
4.18.   Real Property.
(a)   Neither the Company nor any of its Subsidiaries owns any real property.
(b)   Section 4.18(b) of the Company Disclosure Letter sets forth a correct and complete list, as of the date of this Agreement, of all Leased Real Property, together with (i) a description of the principal functions conducted at each parcel of Leased Real Property and (ii) a correct street address and such other information as is reasonably necessary to identify each parcel of Leased Real Property.
(c)   With respect to the Leased Real Property, (i) the lease or sublease for such property is valid, legally binding, enforceable and in full force and effect in accordance with its terms, (ii) there is no breach or violation of, or default under, any such leases or subleases by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and no event has occurred that with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any such leases or subleases by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto or would permit or cause the termination, non-renewal or modification thereof or acceleration or creation of any right or obligation thereunder, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (iii) there are no written or, to the Knowledge of the Company, oral subleases granting to any Person other than the Company or its Subsidiaries the right to use or occupy any such property.
4.19.   Intellectual Property.
(a)   Section 4.19(a) of the Company Disclosure Letter sets forth a correct and complete list of all Company Intellectual Property that is Registered (“Registered Company IP”), indicating for each item of Registered Company IP (i) the name of the record owner, (ii) the applicable application, registration or serial or other similar identification number, (iii) the jurisdiction in which such item has been registered or filed, (iv) the date of filing or issuance and (v) solely with respect to Internet domain names and social media accounts, the applicable Internet domain name registrar and social media account registrar.
(b)   All Registered Company IP and all other material Company Intellectual Property is subsisting and is not subject to any outstanding Order issued by or with any Governmental Entity that adversely affects the Company’s or any of its Subsidiaries’ use of, or its rights to, such Intellectual Property Rights. The issued and granted Registered Company IP is unexpired, valid and, to the Knowledge of the Company, enforceable. No interference, reissue, reexamination, post grant Proceeding (such as inter partes review, post grant review or opposition) or other Proceeding of any nature (other than patent or trademark prosecution activities being conducted before a Governmental Entity in the ordinary course of business) is pending or, to the Knowledge of the Company, threatened, in which the scope, validity, enforceability, inventorship or ownership of any Registered Company IP is contested or challenged.
(c)   With respect to Registered Company IP for which it controls the prosecution thereof, the Company and each of its Subsidiaries have (i) taken commercially reasonable steps to avoid revocation, cancellation, lapse or other events that adversely affect the enforceability, use or priority of such Registered Company IP, (ii) made all filings, payments and other actions required to be made or taken by the Company or its Subsidiaries to maintain registration, prosecution or maintenance of such Registered Company IP in full force and effect by the applicable deadline, including by payment when due of all maintenance fees and annuities and the filing of all necessary renewals, statements and certifications and (iii) complied in all material respects with their respective duties of disclosure, candor and good faith to the United States Patent and Trademark Office and any relevant foreign patent or trademark office, and have made no material misrepresentation in any patent or trademark applications included in the Registered Company IP, or in any submission filed in the course of prosecuting any such applications, in each case filed by or on behalf of the Company or any of its Subsidiaries.
(d)   The Company or its Subsidiaries, as applicable, own or have sufficient and valid rights pursuant to written agreements to use all Company Intellectual Property and all other Intellectual Property Rights used in or reasonably necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, all of which rights shall survive the consummation of the transactions contemplated by this Agreement without modification, cancellation, termination, suspension of or acceleration of any right, obligation or payment with respect to any such Intellectual Property Rights.
(e)   Each of the Patents in the Owned Intellectual Property and, to the Knowledge of the Company, each other Patent in the Registered Company IP, properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the applicable jurisdiction.
(f)   The Company and its Subsidiaries, as applicable, exclusively own all right, title and interest to the Owned Intellectual Property. All Owned Intellectual Property and, to the Knowledge of the Company, all other Company Intellectual Property, is owned free and clear of all Encumbrances (except Permitted Encumbrances).
(g)   To the Knowledge of the Company, the conduct of the businesses of the Company and its Subsidiaries does not infringe, misappropriate or otherwise violate, and has not, infringed, misappropriated or otherwise violated, the Intellectual Property Rights of any other Person, where such infringement, misappropriation or other violation was or would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
(h)   Neither the Company nor any of its Subsidiaries is a party to any pending, outstanding, threatened or imminent Proceeding, or has received, any written notice or claim (including invitations to take a license), alleging that the conduct of the businesses of the Company and its Subsidiaries infringes, misappropriates or otherwise violates the Intellectual Property Rights of any third Person.
(i)   To the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Company Intellectual Property. Neither the Company nor any of its Subsidiaries is a party to any pending, outstanding, threatened or imminent Proceeding, or has sent any written notice or claim (including invitations to take a license), alleging the foregoing.
(j)   The Company and each of its Subsidiaries has taken reasonable security, organizational, physical, administrative and technical efforts (including executing appropriate non-disclosure agreements) designed to protect against unauthorized disclosure and designed to protect the secrecy, confidentiality, and value of its Trade Secrets and other material confidential and technical information, and to the Knowledge of the Company, no such Trade Secrets or other material confidential and technical information have been used by, disclosed to or discovered by any Person except pursuant to written, valid and appropriate non-disclosure agreements restricting the disclosure and use thereof, which have not been breached.
(k)   The Company and each of its Subsidiaries have obtained from all parties (including current or former employees, officers, directors, consultants and contractors), who have created or developed any portion of, or otherwise who would have any rights in or to, material Intellectual Property Rights developed on behalf of the Company or its Subsidiaries (for the avoidance of doubt, excluding any Company Intellectual Property that is exclusively licensed to the Company or any of its Subsidiaries), written, valid and enforceable assignments of any such Intellectual Property Rights to the Company or its applicable Subsidiary.
(l)   No funding, facilities or personnel of any Governmental Entity or any university, college, research institute or other educational institution are being used, or have been used, to create any Owned Intellectual Property or, to the Knowledge of the Company, any other Company Intellectual Property, in each case, except for any such funding, facilities or personnel that would not result in (i) such Governmental Entity or institution obtaining ownership rights in or any other rights (conditional or not) to use, license or otherwise exploit any such Company Intellectual Property, or (ii) any obligation of the Company or any of its Subsidiaries (conditional or not) to manufacture one or more Company Products in a particular country or otherwise specified location.
4.20.   Information Technology; Cybersecurity.
(a)   The Company and its Subsidiaries maintain appropriate written policies and organizational, physical, administrative and technical measures regarding privacy, cybersecurity and data security that are commercially reasonable, and consistent in all material respects with (i) applicable Law, (ii) standard industry practices and (iii) any publicly-facing statements or policies adopted by the Company or any of its Subsidiaries.
(b)   The Company and its Subsidiaries have established and implemented commercially reasonable measures designed to protect the confidentiality, integrity and security of its IT Assets and the information stored or contained therein or transmitted thereby from any unauthorized use, access, interruption or modification by third Persons, including the implementation of reasonable backup and disaster recovery technology processes consistent with standard industry practice.
(c)   Since the Applicable Date, (i) there has been no material Security Breach of any of the IT systems of the Company, and of its Subsidiaries or, to the Knowledge of the Company, any of third parties that Process Personal Information on their behalf, including any Security Breach that would require notification under applicable Data Protection and Security Laws to any Person or Governmental Entity and (ii) there have been no disruptions in the IT systems of the Company, any of its Subsidiaries or such third parties that materially adversely affected the Company’s or any its Subsidiaries’ business or operations.
(d)   Except as would not reasonably be expected to, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the IT Assets used by the Company or any of its Subsidiaries (i) operate and perform in accordance with their documentation and functional specifications and otherwise as required by the business as presently conducted, (ii) have not malfunctioned or failed in the past since the Applicable Date and (iii) are free from bugs, other defects, and Malicious Code.
4.21.   Data Protection.
(a)   Since the Applicable Date, the Company and its Subsidiaries (i) have been in compliance in all material respects with (A) all applicable Data Protection and Security Laws, (B) contractual obligations and (C) publicly-facing statements or policies adopted by the Company and its Subsidiaries, in the cases of clauses (B) and (C) above, to which the Company or its Subsidiaries are subject and relating to the Processing of any Personal Information collected or otherwise used by the Company or its Subsidiaries in any manner and (ii) as of the date of this Agreement, have not notified any Person or Governmental Entity or, to the Knowledge of the Company, been required to notify any Person or Governmental Entity of any Security Breach.
(b)   The Company and each of its Subsidiaries have used commercially reasonable efforts to ensure that all third-party service providers, outsourcers, processors or other third parties who Process Personal Information for or on behalf of the Company or its Subsidiaries have agreed to take reasonable steps to protect and secure Personal Information from loss, theft, misuse or unauthorized access, use, modification or disclosure. To the Knowledge of the Company, except as would not reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, any third party who has provided Personal Information to the Company or its Subsidiaries has done so in compliance with applicable Data Protection and Security Laws, including providing any notice and obtaining any consent required.
(c)   Since the Applicable Date, neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any third parties that Process Personal Information on their behalf, has received any written notice of any claims from any Governmental Entity or other Person of, or been subject to any Proceedings concerning, the violation of any Data Protection and Security Laws, applicable privacy policies, or contractual commitments with respect to Personal Information. To the Knowledge of the Company, there are no facts or circumstances that could form the basis of any such notice or claim. Since the Applicable Date, none of the Company’s or any of its Subsidiaries’ publicly-facing statements or notices regarding its collection and treatment of Personal Information have been materially misleading or materially deceptive.
4.22.   Regulatory Agencies and Related Matters.
(a)   There are no actual or, to the Knowledge of the Company, threatened enforcement actions by any Regulatory Agency against the Company or any of its Subsidiaries. Since the Applicable Date, neither the Company nor any of its Subsidiaries has received written notice of any pending or threatened claim, suit, Proceeding, hearing, audit, inspection, investigation, arbitration or other adverse action by any Regulatory Agency against the Company or any of its Subsidiaries, and, to the Knowledge of the Company, no Regulatory Agency is considering such action.
(b)   Since the Applicable Date, all material applications, reports, documents, claims, submissions, and notices required to be filed, maintained, or furnished to any Regulatory Agency, including all adverse event reports of and registrations and reports required to be filed with clinicaltrials.gov, by the Company or any of its Subsidiaries, have been so filed, maintained or furnished. All such material applications, reports, documents, claims, submissions, and notices were timely filed and were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). The Company has delivered or made available to Parent (i) a complete and correct copy of each Investigational New Drug application (“IND”) and approved New Drug Application (“NDA”) sponsored and presently held by the Company with respect to each Company Product or Product Candidate, including all supplements and amendments thereto, (ii) copies of all clinical study reports under such INDs and (iii) all material correspondence to or from the Company and each of its Subsidiaries and any Regulatory Agency with respect to such INDs and NDAs.
(c)   Since the Applicable Date, neither the Company nor any of its Subsidiaries has received any FDA Form 483, notice of violation, warning letter, untitled letter or other correspondence or written notice from any Regulatory Agency alleging or asserting material noncompliance with any applicable Healthcare Laws or Licenses. Since the Applicable Date, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written notice from any Person alleging that any operation or activity of the Company or any of its Subsidiaries is in violation of any applicable Healthcare Law.
(d)   Since the Applicable Date, any and all preclinical and clinical investigations, studies or clinical trials (“Clinical Trials”), being conducted by the Company or any of its Subsidiaries, in respect of a Company Product for submission to any Regulatory Agency or other Governmental Entity, have been and are being conducted in material compliance with all applicable study protocols and Healthcare Laws, rules and regulations, including the applicable requirements of Good Laboratory Practice Requirements or Good Clinical Practices. Since the Applicable Date, neither the Company nor any of its Subsidiaries has received any written notice, correspondence or other communication from any Regulatory Agency, any other Governmental Entity, any Institutional Review Board (or equivalent, duly constituted under applicable local law(s)) or clinical investigator alleging a lack of material compliance with any Healthcare Laws or requiring the termination, suspension or material modification of any ongoing clinical studies conducted by or on behalf of the Company or any of its Subsidiaries.
(e)   Since the Applicable Date, the development, testing, manufacture, processing, packaging, labeling, import, export, advertising, promotion, distribution, storage, marketing, commercialization and sale, as applicable, of each Company Product have been and are being conducted in compliance in all material respects with all applicable Healthcare Laws, including the applicable requirements of Good Manufacturing Practices, Good Laboratory Practice Requirements and Good Clinical Practices.
(f)   Since the Applicable Date, there have been no recalls, field notifications, market withdrawals or replacements, “dear doctor” letters, investigator notices or other notices of adverse action relating to a safety concern or alleged lack of regulatory compliance of any Company Product issued by the Company or any of its Subsidiaries or required by a Governmental Entity and, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to result in such action or the termination or suspension of the development and testing of a Company Product.
(g)   Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its officers, employees, agents or clinical investigators have (i) made an untrue statement of a material fact or fraudulent statement to any Regulatory Agency, (ii) failed to disclose a material fact required to be disclosed to any Regulatory Agency or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither the Company nor any of its Subsidiaries nor any of its officers, employees, or, to the Knowledge of the Company, agents have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar Law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law. No claims, actions, Proceedings that would reasonably be expected to result in such a material debarment or exclusion are pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or any of their respective officers, employees or agents.
(h)   Neither the Company nor any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement Orders or similar agreements with or imposed by any Regulatory Agency.
4.23.   Healthcare Regulatory Compliance.
(a)   The Company and each of its Subsidiaries are, and at all times since the Applicable Date have been, in material compliance with all applicable Healthcare Laws. As of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, Proceeding, written notice or demand pending, received by or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries related to such Healthcare Laws.
(b)   To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any websites sponsored or operated, or formerly sponsored or operated, by the Company or any of its Subsidiaries.
(c)   The Company has implemented a compliance program designed to comply with applicable Healthcare Laws and industry standards.
(d)   No Person has filed against the Company an action relating to the Company under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).
4.24.   Insurance.   Section 4.24 of the Company Disclosure Letter sets forth a list of all Insurance Policies maintained by the Company and any of its Subsidiaries and all outstanding claims against such Insurance Policies as of the date of this Agreement. The Company has made available to Parent correct and complete copies of these Insurance Policies. All Insurance Policies maintained by the Company or any of its Subsidiaries are with reputable insurance carriers (to the extent applicable), provide full and adequate coverage for all customary risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by Persons engaged in similar businesses and subject to the same or similar risks, except as would not reasonably be expected have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, there are no disputes with the insurers of any such Insurance Policies or any claims pending under such Insurance Policies as to which coverage has been reserved, questioned, denied or disputed by the insurers of such policies. As of the date of this Agreement neither the Company nor any of its Subsidiaries has failed to give proper notice of any claim under any such policy in a valid and timely fashion. As of the date of this Agreement, each Insurance Policy is in full force and effect and, to the extent applicable, all premiums due with respect to all Insurance Policies have been paid, and, to the extent applicable, neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (including with respect to the transactions contemplated by this Agreement), with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any of the Insurance Policies or would permit or cause the termination, non-renewal or modification thereof or acceleration or creation of any right or obligation thereunder, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
4.25.   Takeover Statutes.   Assuming the accuracy of Parent’s and Merger Sub’s representation and warranty set forth in Section 5.8, no Takeover Statute or any anti-takeover provision in the Company’s Organizational Documents is applicable to the Company, the Shares or the transactions contemplated by this Agreement and, prior to the date of this Agreement, the Company Board has taken all action necessary so that the restrictions set forth in Section 203 of the DGCL applicable to “business combinations” (as such term is defined in Section 203 of the DGCL) are and shall be, inapplicable to the execution and delivery of and the performance under this Agreement and the transactions contemplated by this Agreement.
4.26.   Brokers and Finders.   Neither the Company, nor any of its Subsidiaries has retained any broker, finder or investment bank or has incurred or shall incur any obligation or liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by this Agreement, except that the Company has retained Centerview Partners and Goldman Sachs as its financial advisors in connection with the transactions contemplated by this Agreement. The Company has made available to Parent correct and complete copies of each engagement letter with Centerview Partners and Goldman Sachs.
4.27.   No Other Representations or Warranties.   Except for the express written representations and warranties made by the Company in this Agreement and in any instrument or other document expressly delivered pursuant to this Agreement, neither the Company nor any other Person makes or has made any representation or warranty express or implied regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, and the Company expressly disclaims any other representations or warranties. Neither the Company nor any Person makes or has made any express or implied representation or warranty to Parent, Merger Sub or any of their respective Affiliates or its or their respective Representatives with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries heretofore or hereafter delivered to or made available to it or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it, including the information in the electronic data room of the Company, with respect to the Company or any of its Affiliates or the business, operations or affairs of the Company or any of its Affiliates, except to the extent and as expressly covered by a representation and warranty made in this Article IV of this Agreement or in any instrument or other document expressly delivered pursuant to this Agreement.
4.28.   Acknowledgement by the Company.   None of the Company or its Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties or information regarding Parent, Merger Sub or any of their respective Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, other than the express written representations and warranties expressly set forth in Article V and in any instrument or other document expressly delivered pursuant to this Agreement; provided, however, that notwithstanding the provisions of this Section 4.28 or Section 5.9, nothing in this Section 4.28 or Section 5.9 shall limit the Company’s remedies with respect to claims of fraud arising from or related to this Agreement. Except for the representations and warranties expressly set forth in Article V or in any instrument or other document expressly delivered pursuant to this Agreement, the Company hereby acknowledges that neither Parent nor Merger Sub, nor any other Person, has made or is making any other express or implied representation or warranty regarding Parent, Merger Sub or any of their respective Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement and the Company understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by Parent and Merger Sub, as applicable.
ARTICLE V
Representations and Warranties of Parent and Merger Sub
Parent and Merger Sub each hereby represent and warrant to the Company that:
5.1.   Organization, Good Standing and Qualification.
(a)   Each of Parent and Merger Sub is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.
(b)   Parent has made available to the Company correct and complete copies of Merger Sub’s Organizational Documents that are in full force and effect as of the date of this Agreement.
5.2.   Capitalization of Merger Sub.   The authorized capital stock of Merger Sub consists of 100 shares of common stock of Merger Sub, par value $0.01 per share. As of the date of this Agreement, all such shares were issued and outstanding. All of the outstanding shares of capital stock of Merger Sub have been duly authorized and are validly issued, fully paid and non-assessable and owned by Parent.
5.3.   Corporate Authority.   Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject only to adoption of this Agreement by Parent or a Wholly Owned Subsidiary thereof (in its capacity as sole stockholder of Merger Sub). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
5.4.   Governmental Filings; No Violations.
(a)   Other than the expirations of waiting periods and the filings, notices, reports, consents, registrations, approvals, permits and authorizations (i) under the HSR Act and the other Antitrust Law in the jurisdictions set forth on Section 7.1(b)(i) of the Company Disclosure Letter, (ii) pursuant to the DGCL, (iii) required to be made with or obtained from the SEC, (iv) required as a result of any facts or circumstances relating solely to the Company or its Affiliates and (v) under the Takeover Statutes and state securities and “blue sky” Laws (collectively, the “Parent Approvals”), no expirations of waiting periods under applicable Law are required and no filings, notices, reports, consents, registrations, approvals, permits or authorizations are required to be made by Parent or Merger Sub with, nor are any required to be obtained by Parent or Merger Sub from, any Governmental Entity, in connection with the execution and delivery of and performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.
(b)   The execution and delivery of and performance under this Agreement by Parent and Merger Sub do not, and the consummation of the transactions contemplated by this Agreement, shall not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 6.6, constitute or result in a breach or violation of or a contravention or conflict with the Organizational Documents of Parent or Merger Sub; (ii) assuming (solely with respect to the performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 6.6 and the waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 5.4(a) expire, are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of or a contravention or conflict with any Law to which Parent or Merger Sub is subject; or (iii) assuming (solely with respect to the performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement) the waiting periods, filings, notices, reports, consents, registrations, approvals, permits and authorizations contemplated by Section 5.4(a) expire, are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of, or default under, or cause or permit a termination, non-renewal or modification of or acceleration or creation of any right or obligation under or the creation of an Encumbrance on any of the rights, properties or assets of Parent or Merger Sub pursuant to, any Contract binding upon Parent or Merger Sub or any License necessary to conduct of the business of Parent or Merger Sub as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 5.4(b), as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.
5.5.   Litigation.   As of the date of this Agreement, (a) there is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or Merger Sub or any asset or property of Parent or Merger Sub and (b) there is no Order outstanding against, or involving, Parent or Merger Sub that, in the case of each of clauses (a) and (b), would reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.
5.6.   Available Funds.   As of the Closing, Parent shall have available to it, or shall cause Merger Sub to have available to it, funds sufficient to (a) make all payments contemplated by this Agreement (including the payment for all amounts payable pursuant to Article III in connection with or as a result of the Merger) and (b) pay all fees and expenses required to be paid at the Closing by the Company, Parent or Merger Sub in connection with the Merger. Parent and Merger Sub expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Merger or any of the other transactions contemplated by this Agreement, are not subject to, or conditioned on, the receipt or availability of any funds or financing.
5.7.   Brokers and Finders.   Neither Parent nor Merger Sub, nor any of their respective directors or employees (including any officers) has retained any broker, finder or investment bank or has incurred or shall incur any obligation or liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by this Agreement, except that Parent has retained J.P. Morgan Securities LLC as its financial advisor in connection with the transactions contemplated by this Agreement.
5.8.   Ownership of Shares.   None of Parent, Merger Sub or any of their respective Affiliates (a) beneficially owns any Shares or (b) has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company, in each case, during the three years prior to the date of this Agreement.
5.9.   No Other Representations or Warranties.   Except for the express written representations and warranties made by Parent and Merger Sub in this Agreement and in any instrument or other document expressly delivered pursuant to this Agreement, none of Parent, Merger Sub or any other Person makes, or has made any representation or warranty, express or implied regarding Parent, Merger Sub or any of their respective Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, and each of Parent and Merger Sub expressly disclaims any other representations or warranties, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing.
5.10.   Acknowledgment by Parent and Merger Sub.   None of Parent, Merger Sub or any of their respective Affiliates or their respective Representatives has relied on and none are relying on any representations or warranties or information regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, other than the express written representations and warranties expressly set forth in Article IV and in any instrument or other document expressly delivered pursuant to this Agreement; provided, however, that notwithstanding the provisions of Section 4.27 or this Section 5.10, nothing in Section 4.27 or this Section 5.10 shall limit Parent’s or Merger Sub’s remedies with respect to claims of fraud arising from or related to this Agreement. Except for the representations and warranties expressly set forth in Article IV or in any instrument or other document expressly delivered pursuant to this Agreement, the Parent and Merger Sub hereby acknowledge that neither the Company, nor any other Person, has made or is making any other express or implied representation or warranty regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement and each of Parent and Merger Sub understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company.
ARTICLE VI
Covenants
6.1.   Interim Operations.
(a)   The Company shall, and shall cause each of its Subsidiaries to, from and after the date of this Agreement until the Effective Time (unless Parent shall otherwise approve in writing (which approval shall not be unreasonably withheld, conditioned or delayed) or as otherwise required by applicable Law), and except as otherwise expressly contemplated by this Agreement or as set forth in Section 6.1(a) of the Company Disclosure Letter, conduct its business in the ordinary course of business and in accordance with applicable Law in all material respects, in each case consistent with past practice, as applicable, to the extent consistent with the foregoing, shall use and cause each of its Subsidiaries to use their respective reasonable best efforts to comply with and maintain its Material Contracts and maintain its and its Subsidiaries’ relations and goodwill with Governmental Entities, customers, suppliers, licensors, licensees, distributors, creditors, lessors employees and agents, except as otherwise expressly contemplated by this Agreement. Without limiting the generality of, and in furtherance of, the foregoing, from the date of this Agreement until the Effective Time, except (A) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (B) as expressly contemplated by this Agreement, (C) as required by applicable Law or (D) as set forth in the corresponding subsection of Section 6.1(a) of the Company Disclosure Letter, the Company shall not and shall cause its Subsidiaries not to:
(i)   adopt or propose any change in its Organizational Documents;
(ii)   merge or consolidate the Company or any of its Subsidiaries with any other Person or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve;
(iii)   acquire any Person or any assets constituting a business unit or division, whether directly or indirectly and by any manner, from any other Person, or otherwise make any investments, including as related to research and development, or capital expenditures, in each case with or for a total volume of funds deployed, a fair market value or purchase price in excess of $500,000 in any individual transaction or series of related transactions or $1,000,000 in the aggregate, other than (A) as set forth in the line items of the Company’s capital budget set forth in Section 6.1(a)(iii) of the Company Disclosure Letter, (B) in accordance with the Company’s clinical development plans previously delivered to Parent and as set forth in Section 6.1(a)(iii)(B) of the Company Disclosure Letter and (C) for acquisitions of inventory or other goods in the ordinary course of business and transactions among the Company and its Subsidiaries or among the Company’s Subsidiaries;
(iv)   transfer, sell, lease, divest, cancel, abandon, license or otherwise dispose of, or incur, permit or suffer to exist the creation of any Encumbrance (other than any Permitted Encumbrance) upon, any properties or assets (other than Intellectual Property Rights, which are addressed in Section 6.1(a)(v)), product lines or businesses of the Company or any of its Subsidiaries, including capital stock of any of its

Subsidiaries, except (A) in the ordinary course of business (including sales of Company Products) and (B) sales, leases, licenses or other dispositions of assets (not including services) with a fair market value not in excess of $500,000 in any individual transaction or series of related transactions or $1,000,000 in the aggregate other than pursuant to the express terms of any Material Contracts in effect prior to the date of this Agreement, or entered into after the date of this Agreement in accordance with this Agreement;
(v)   transfer, sell, lease, divest, assign, license, sublicense, grant a covenant not to sue with respect to, incur, permit or suffer to exist the creation of any Encumbrance (other than any Permitted Encumbrance) on, or otherwise abandon, cancel, let lapse or dispose of, any Company Intellectual Property, except non-exclusive licenses granted in the ordinary course of business;
(vi)   fail to make any filing, pay any fee, or take any other commercially reasonable action necessary to prosecute and maintain in full force and effect any material Registered Company IP for which the Company or any of its Subsidiaries controls prosecution and maintenance thereof;
(vii)   issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or otherwise enter into any Contract or other agreement or arrangement with respect to the voting of, any shares of capital stock of the Company (including, for the avoidance of doubt, Shares) or of any of its Subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock, or any options, warrants or other rights of any kind to acquire any such shares of capital stock or such convertible or exchangeable securities (other than (A) proxies or voting agreements solicited by or on behalf of the Company in order to obtain the Requisite Company Vote or (B) the issuance of shares of such capital stock (1) by a Wholly Owned Subsidiary of the Company to the Company or another Wholly Owned Subsidiary of the Company or (2) in respect of Company Equity Awards outstanding as of the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement in accordance with their terms and, as applicable, the Stock Plan in effect on the date of this Agreement);
(viii)   make any loans, advances, guarantees or capital contributions to or investments in any Person (other than to or from the Company and any of its Wholly Owned Subsidiaries) outside the ordinary course of business in excess of $500,000 individually or $1,000,000 in the aggregate;
(ix)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (including with respect to the Company, for the avoidance of doubt, Shares), except for dividends paid by any Wholly Owned Subsidiary to the Company or to any other Wholly Owned Subsidiary of the Company;
(x)   reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (including with respect to the Company, for the avoidance of doubt, Shares);
(xi)   assume, guarantee, issue or incur any Indebtedness (including the issuance of any debt securities, warrants or other rights to acquire any debt security), or enter into any hedging agreements, except for (A) Indebtedness in replacement of existing Indebtedness for borrowed money on terms substantially consistent with or more favorable to the Company than the Indebtedness being replaced up to $500,000, (B) guarantees of Indebtedness of its Wholly Owned Subsidiaries otherwise incurred in compliance with this Section 6.1(a), (C) interest, exchange rate and commodity swaps, options, futures, forward contracts and similar derivatives or other hedging Contracts entered into in the ordinary course of business and not for speculative purposes, (D) Indebtedness incurred pursuant to letters of credit, performance bonds or other similar arrangements in the ordinary course of business or (E) Indebtedness not in excess of $1,000,000 in the aggregate; provided, that any Indebtedness assumed, guaranteed, issued or incurred by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries otherwise becomes liable under this Section 6.1(a)(xi) shall permit prepayment at any time without penalty of any kind;
(xii)   enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement;

(xiii)   other than with respect to Material Contracts related to Indebtedness, which shall be governed by Section 6.1(a)(xi), (A) terminate or fail to use commercially reasonable efforts to renew any Material Contract or (B) amend, modify, supplement or waive, or assign, convey, encumber or otherwise transfer rights or interests under any Material Contract, except for, in each case, (x) expiration or non-renewals of any such Contract, (y) ministerial actions or (z) grants of non-exclusive licenses under Company Intellectual Property, in each case of (x), (y) and (z), in the ordinary course of business;
(xiv)   terminate, fail to renew, fail to maintain, fail to comply with or perform its obligations under, amend, modify, supplement, or waive, or assign, convey, encumber or otherwise transfer rights or interests under, any Contract set forth on Section 6.1(a)(xiv) of the Company Disclosure Letter;
(xv)   cancel, modify or waive any debts or claims held by or owed to the Company or any of its Subsidiaries having in each case a value in excess of $500,000 individually or $1,000,000 in the aggregate;
(xvi)   for the avoidance of doubt, except as expressly provided for by Section 6.12(a), adversely amend, modify, terminate, cancel or let lapse any material Insurance Policy, unless simultaneous with such termination, cancellation or lapse, replacement policies underwritten by reputable insurance carriers are in full force and effect, in each case, providing coverage equal to or greater than the coverage under the terminated, canceled or lapsed Insurance Policies for substantially similar premiums, as applicable, as in effect as of the date of this Agreement;
(xvii)   commence any Proceeding (other than counterclaims) for an amount in excess of $1,000,000 individually or $1,000,000 in the aggregate during any calendar year and/or settle or compromise any Proceeding for an amount in excess of $1,000,000 individually or $1,000,000 in the aggregate during any calendar year, or which would reasonably be expected to (A) prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement, (B) have a materially negative impact on or impose any material restriction on the operations of the Company and its Subsidiaries or (C) involve any criminal liability, any admission of material wrongdoing or any material wrongful conduct by the Company or any of its Subsidiaries;
(xviii)   make any material changes with respect to accounting policies, procedures, methods, principals or practices, except as required by changes in GAAP;
(xix)   make any material Tax election (unless consistent with past practices) or, change or revoke any material Tax election, change an annual Tax accounting period, adopt or change any material Tax accounting method, file any amended material Tax Return, enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to Taxes, settle, compromise or otherwise resolve any material Tax claim, audit, assessment, dispute or Proceeding in respect of any Tax liabilities, surrender any right to claim a material Tax refund, withdraw any material Tax refund claim or agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material Tax;
(xx)   except as required pursuant to the terms of any Company Benefit Plan in effect as of the date of this Agreement and set forth on Section 4.14(a) of the Company Disclosure Letter, (A) increase in any manner the compensation or consulting fees, bonus, welfare, fringe or other benefits, severance or termination pay of any Company Employee, (B) become a party to, establish, adopt, materially amend, commence participation in or terminate any Company Benefit Plan or any arrangement that would have been a Company Benefit Plan had it been entered into prior to the date of this Agreement, (C) grant any new awards, or amend or modify the terms of any outstanding awards, under any Company Benefit Plan, (D) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company Benefit Plan, (E) change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Benefit Plan that is required by applicable Law to be funded or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP, (F) forgive any loans or issue any loans to any Company Employee (other than routine travel advances issued in the ordinary course of business), (G) hire, promote or terminate (other than for cause) the employment of any employee of the Company or any of its Subsidiaries at the level of Senior Director or above, (H) engage or terminate the services of any independent contractor (who is a natural person)

with an annual consulting fee in excess of $50,000, (I) hire or engage the services of, in the aggregate, more than fifteen additional employees or independent contractors (who are natural persons) of the Company or any of its Subsidiaries (taken together) excluding any employee hired for a vacant position directly resulting from a prior termination or (J) terminate (other than for cause) more than five Company Employees who are members of the Company’s medical affairs or sales force departments;
(xxi)   (A) terminate any Clinical Trials in respect of any drug, combination product, compound, device, or product candidate (including for purposes of or in connection with diagnostics) being developed, tested, labeled, manufactured, or stored by the Company and/or its Subsidiaries (“Product Candidate”) that are ongoing as of the date of the Agreement, other than as required by a Governmental Entity, Institutional Review Board, or equivalent, duly constituted under applicable local law(s) (provided, that the Company promptly notifies Parent of any such requirement), or as recommended by a safety monitoring committee to address a safety concern, or (B) initiate or commit to initiate (alone or with any third party) any new Clinical Trial in respect of any material Product Candidate other than (x) the Clinical Trials set forth in the Company Disclosure Letter or (y) any Clinical Trial that would not result in aggregate expenditures (including clinical research organization fees, regulatory filing fees, study drug or materials, investigator fees, trial site costs and other outside expenses of such trials) over the course of such Clinical Trial of more than $2,000,000;
(xxii)   (A) other than with respect to a Company PAP, create, implement, operate, participate in or offer any patient assistance or patient support program that offers, provides or intends to provide free drug product (including any Product Candidate) or any cost-sharing assistance, such as co-pay coupons or co-pay cards in relation to a drug product, to any patient, including any federal healthcare program beneficiaries (each, a “Patient Assistance Program”), (B) make any material changes to, including, for the avoidance of doubt, any material expansion of, any Patient Assistance Program provided by the Company as of the date of this Agreement and set forth on Section 6.1(a)(xxii) of the Company Disclosure Letter (each, a “Company PAP”) or (C) fail to operate the Company PAPs;
(xxiii)   become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other Contract with a labor union, labor organization, works council or similar organization;
(xxiv)   amend, terminate or allow to lapse any material Licenses held by the Company or any of its Subsidiaries in a manner that materially and adversely impacts the ability of the Company and its Subsidiaries to conduct their respective businesses;
(xxv)   amend or modify the engagement letter of the Company’s financial advisors (or grant any discretionary fee or any comparable additional fee thereunder) in a manner that increases the fee or commission payable by the Company or any of its Subsidiaries;
(xxvi)   pay any discretionary fees to its advisors in connection with the Merger; or
(xxvii)   agree, authorize or commit to do any of the foregoing.
(b)   Nothing set forth in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time or give the Company, directly or indirectly, the right to control or direct the Parent’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its business and operations.
6.2.   Product Candidates.   In furtherance and not in limitation of any other provision of this Agreement, to the extent permitted by applicable Law, including any Antitrust Law, the Company shall, and shall cause each of its Subsidiaries to, from and after the date of this Agreement until the Effective Time (unless Parent shall otherwise approve in writing or as otherwise required by applicable Law), keep Parent reasonably informed on a current basis of any material developments, material discussions or negotiations (a) with any Regulatory Agency or any other Governmental Entity and (b) with respect to value dossiers (e.g., HEOR, HTA, value dossiers for pricing authorities) (collectively and each component, a “Value Dossier”), in each case as relating to any Product Candidate. Without limiting the generality of the foregoing, to the extent permitted by applicable Law, including any Antitrust Law, in respect of each Product Candidate, the Company shall (i) consult with and promptly inform Parent of any material communication or notice received after the date of this Agreement from any Regulatory Agency or any other Governmental Entity, (ii) consult with and provide Parent with a reasonable opportunity to review, as reasonably in advance as practicable under the circumstances prior to (A) any material filings, material submissions (including any supplementary new drug applications), material correspondence (including briefing materials) or other material communications made by or on behalf of the Company and its Subsidiaries to, between or with any Regulatory Agency or any other Governmental Entity, and consider in good faith Parent’s comments to or in connection with, any such filings, submissions, correspondence or communication and (B) the preparation, processing, submission or publication of any Value Dossier, (iii) consult with and promptly inform Parent, and, unless prohibited by such Regulatory Agency or Governmental Entity, provide a representative of Parent with a reasonable opportunity to attend, as an observer, any material meetings (in person, video, telephonic or otherwise) between the Company and its Subsidiaries, on the one hand, and any Regulatory Agency or any other Governmental Entity, on the other hand, and with respect to other material inbound calls by any Regulatory Agency or any other Governmental Entity for which the Company did not have advance notice, promptly update Parent regarding such discussions, (iv) prepare or cause to be prepared, and promptly provide to Parent copies of, minutes of any material meetings between the Company and its Subsidiaries and its and their Representatives, on the one hand, and any Regulatory Agency or any other Governmental Entity, on the other hand, (v) promptly inform Parent and provide Parent with a reasonable opportunity (but no fewer than five Business Days) to comment, in each case, prior to making, or proposing to make, any material change to any study protocol, adding any new Clinical Trial, making any material change to a manufacturing plan or process, making any material change to a development timeline or initiating or making any material change to promotional or marketing materials or activities relating to any Product Candidates, (vi) promptly update Parent in writing with respect to any proposal to make a change described in the foregoing clause (v) that would materially affect the timing and cost of the development of any Product Candidate, and (vii) promptly inform Parent of the (purported or prospective) termination of material third party services used, contracted, relied upon or otherwise insourced in connection with any Product Candidate, including, but not limited to, service agreements, arrangements or Contracts with patient associations, service providers or manufacturers. The Company shall, and shall cause its Subsidiaries to, (1) take the actions set forth in Section 6.2 of the Company Disclosure Letter, and (2) use reasonable best efforts to promptly submit information and data to any Regulatory Agency or any other relevant Governmental Entity in response to specific inquiries from such Regulatory Agency or such Governmental Entity in connection with the aforesaid. Parent shall, and shall cause its officers, employees and other Representatives to, be reasonably available (via telephone, email and videoconference) in connection with the matters subject to this Section 6.2, and promptly provide the Company with any information and responses reasonably requested by the Company and take reasonable actions requested by the Company in connection therewith.
6.3.   Acquisition Proposals; Change of Recommendation.
(a)   No Solicitation.   From and after the date of this Agreement, except as expressly permitted by this Section 6.3, the Company shall not, and shall cause its Subsidiaries not to and not permit their Representatives to, directly or indirectly:
(i)    initiate, solicit, propose or knowingly encourage or otherwise knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;
(ii)   engage in, continue or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than in response to an inquiry from the Person making the Acquisition Proposal to state that the terms of this provision prohibit such discussions or negotiations or to direct such Person to the Company’s public filings);
(iii)   provide any information or data concerning the Company or its Subsidiaries or access to the Company or its Subsidiaries’ properties, books and records to any Person or group (as defined under Section 13 of the Exchange Act) for the purpose of encouraging, or in response to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

(iv)   otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal.
(b)    Exceptions to No Solicitation.   Notwithstanding anything to the contrary set forth in Section 6.3(a), but subject to the provisions of Section 6.3(c), prior to the time the Requisite Company Vote is obtained, in response to an unsolicited, bona fide written Acquisition Proposal that did not result from or in connection with a material breach of the obligations set forth in this Section 6.3, the Company and its Subsidiaries may, and may instruct their Representatives, to:
(i)    provide information concerning the Company and its Subsidiaries or access to the Company or its Subsidiaries’ properties, books and records in response to a request therefor (including non-public information regarding it or any of its Subsidiaries) to the Person or group (as defined under Section 13 of the Exchange Act) who made such an Acquisition Proposal; provided, that such information has previously been made available to Parent, or is made available to Parent prior to or concurrently with the time such information is made available to such Person or group, and prior to providing any such information or data, the Company and the Person or group (as defined under Section 13 of the Exchange Act) making such Acquisition Proposal shall have entered into a legally binding confidentiality agreement with terms that are generally not less restrictive to such Person or group (as defined under Section 13 of the Exchange Act) than the terms in the Confidentiality Agreement are on Parent (it being understood that such confidentiality agreement need not prohibit the making or amending of an Acquisition Proposal or otherwise contain any standstill or similar provision) (any confidentiality agreement satisfying such criteria, a “Permitted Confidentiality Agreement”); and
(ii)   engage or otherwise participate in any discussions or negotiations with any such Person or group (as defined under Section 13 of the Exchange Act) regarding such Acquisition Proposal, if, and only if, prior to taking any action described in clause (i) or this clause (ii) of this Section 6.3(b), the Company Board determines in good faith, after consultation with outside legal counsel, that based on the information then available, including the terms and conditions of such Acquisition Proposal and those of this Agreement and after consultation with its financial advisors (A) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal or (B) the failure to take such action is reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law.
(c)    Notice of Acquisition Proposals.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall promptly (but, in any event, within 24 hours) give notice to Parent if (i) any bona fide inquiry, proposals or offers with respect to an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal are, directly or indirectly, received by the Company, (ii) any information concerning the Company or its Subsidiaries or access to the Company or its Subsidiaries’ properties, books and records in connection with any Acquisition Proposal is requested from the Company or any of its Representatives or (iii) any discussions or negotiations relating to an Acquisition Proposal or any inquiry, proposal or offer that could lead to an Acquisition Proposal are sought to be engaged in or continued, by, from or with the Company, its Subsidiaries or any of its or any of their respective Representatives (as the case may be), setting forth in such notice copies of any written inquiries, proposals or offers, including the name of the applicable Person or group (as defined under Section 13 of the Exchange Act), the material terms and conditions of any such Acquisition Proposal or inquiry, proposal or offer, proposals or offers, including proposed agreements, and thereafter shall keep Parent reasonably informed of the status and material terms of any such proposals (including any material amendments or modifications thereto) and the status of any such discussions or negotiations on a reasonably current basis, but in any event within 24 hours of any change or development in such terms or status. The Company agrees that it and its Subsidiaries shall not enter into any agreement with any Person subsequent to the date of this Agreement that prohibits the Company from complying with this Section 6.3(c), including as to the specifics of any inquiry, proposal or offer.
(d)    No Change of Recommendation or Alternative Acquisition Agreement.
(i)    Except as permitted by Sections 6.3(d)(iii) and (d)(iv), and taking into account Section 6.3(e), the Company Board shall not:
(A)   fail to include the Company Recommendation in the Proxy Statement;

(B)    withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Company Recommendation in a manner adverse to Parent;
(C)   following the public disclosure of an Acquisition Proposal, fail to publicly reaffirm the Company Recommendation within the earlier of two Business Days prior to the Company Stockholders Meeting and five Business Days after receipt of any written request to do so from Parent;
(D)   approve or recommend, or publicly declare advisable, any Acquisition Proposal or approve or recommend, or publicly declare advisable or publicly propose to enter into, any Alternative Acquisition Agreement (together with any of the actions set forth in the foregoing clauses (A), (B) and (C), a “Change of Recommendation”);
provided, that for the avoidance of doubt, none of (1) the factually accurate disclosure by the Company solely of the receipt of an Acquisition Proposal, (2) the determination by the Company Board that an Acquisition Proposal constitutes a Superior Proposal, or (3) the delivery by the Company of any notice contemplated by Section 6.3(c), shall, in and of themselves, constitute a Change of Recommendation.
(ii)    The Company Board shall not cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement, for so long as this Agreement is in effect.
(iii)   Notwithstanding anything to the contrary set forth in this Section 6.3(d), prior to the time the Requisite Company Vote is obtained, the Company Board may effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.3(b) if (A) a bona fide written Acquisition Proposal that did not result from or in connection with a material breach of the obligations set forth in this Section 6.3 is received by the Company and (B) the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisors, that such Acquisition Proposal constitutes a Superior Proposal and the failure to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.3(b) in response to such Acquisition Proposal would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable Law; provided, however, that no such actions may be taken unless and until: (I) the Company has given Parent written notice at least five Business Days in advance (the “Notice Period”), which notice shall set forth in writing that the Company Board intends to take such action and a reasonably detailed description of the basis therefor, and shall also include all information required by Section 6.3(c), mutatis mutandis; (II) during the Notice Period, to the extent requested by Parent, the Company shall, and shall cause its Representatives to, negotiate in good faith with Parent to revise this Agreement in such a manner that the Superior Proposal ceases to be a Superior Proposal; and (III) at the end of the Notice Period, the Company Board shall have taken into account any revisions to this Agreement proposed, and irrevocably committed to, by Parent in writing and any other information offered by Parent in response to such notice contemplated by clause (I) of this Section 6.3(d)(iii) prior to the end of the Notice Period, and shall have thereafter determined in good faith, after consultation with outside legal counsel and its financial advisors, based on the information then available, that (x) in the case of an Acquisition Proposal, such Acquisition Proposal continues to constitute a Superior Proposal and (y) a failure to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.3(b) would reasonably be expected to continue to be a breach of the directors’ fiduciary duties under applicable Law (it being understood that any revisions to the financial terms or any other material terms of such Acquisition Proposal shall be deemed to be a new Acquisition Proposal for purposes of Section 6.3(c) and this Section 6.3(d)(iii), including for purposes of the initial Notice Period, except that subsequent to the initial Notice Period, the Notice Period shall be reduced to three Business Days).
(iv)    Notwithstanding anything to the contrary set forth in this Section 6.3(d), the Company Board may effect a Change of Recommendation in response to an Intervening Event if the Company Board determines in good faith, after consultation with outside legal counsel, based on the information then available, that failure to effect a Change of Recommendation on account of the Intervening Event would reasonably be expected to violate the directors’ fiduciary duties under applicable Law; provided, however, that the Company Board shall not make a Change of Recommendation unless and until the Company has (i) provided to Parent at least three Business Days’ prior written notice advising Parent that the Company Board intends to take such action and specifying the Intervening Event in reasonable detail and (ii) during such three-Business Day period, if requested by Parent, engaged in good faith negotiations with Parent to amend this Agreement in such a manner that obviates the need or reason for the Change of Recommendation.
(e)    Certain Permitted Disclosure.   Nothing set forth in this Section 6.3 shall prohibit the Company or the Company Board from (i) taking and disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a)(2) or (3) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication in connection with the making or amendment of a tender offer or exchange offer), or (ii) making any “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act (or any similar communication) or from making disclosures to the stockholders of the Company required by the applicable provisions of the Exchange Act with regard to the transactions contemplated hereby or an Acquisition Proposal and such disclosures and communications shall not constitute a Change of Recommendation; provided, however, that if any such disclosure or communication has the effect of withdrawing, qualifying or modifying the Company Recommendation in a manner adverse to Parent, such disclosure or communication shall constitute a Change of Recommendation.
(f)    Existing Discussions.   The Company (i) acknowledges and agrees, that as of the date of this Agreement, it has ceased and caused to be terminated any activities, solicitations, discussions and negotiations with any Person conducted prior to the date of this Agreement with respect to an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal and (ii) shall promptly (but in any event within two Business Days of the execution and delivery of this Agreement): (A) deliver a written notice to each such Person providing only that the Company (1) is ending all activities, discussions and negotiations with such Person with respect to an Acquisition Proposal or any inquiry, proposal or offer that could lead to an Acquisition Proposal and (2) is requesting the prompt return or destruction of all confidential information concerning the Company and any of its Subsidiaries furnished to any such Person with whom a confidentiality agreement was entered into at any time within the six-month period immediately preceding the date of this Agreement with respect to an Acquisition Proposal, and if applicable, terminate any physical and electronic data or other diligence access previously granted to such Persons.
(g)    Standstill Provisions.   From the date of this Agreement and until the Effective Time, the Company shall not terminate, amend or otherwise modify or waive any provision of any “standstill” or similar agreement to which the Company or any of its Subsidiaries is a party and shall enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreement; provided, that the Company shall be permitted to terminate, amend or otherwise modify, waive or fail to enforce any provision of any such agreement if the Company Board determines in good faith, after consultation with its outside legal counsel, based on the information then available, that the failure to take such action is reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law.
6.4.   Proxy Statement.
(a)    The Company shall prepare and file with the SEC, as promptly as practicable after the date of this Agreement, but in any event within 15 Business Days after the date of this Agreement, a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement and any amendments or supplements thereto, including the definitive proxy statement, the “Proxy Statement”, and the date the Proxy Statement is filed with the SEC, the “Proxy Statement Filing Date”). Except under the circumstances expressly permitted by Section 6.3, the Proxy Statement shall include the Company Recommendation.
(b)   The Company shall ensure that the Proxy Statement complies as to form and substance in all material respects with the applicable provisions of the Exchange Act. Each of the Company and Parent shall furnish all information concerning itself and its Affiliates that is required to be included in the Proxy Statement and each covenants that none of the information supplied by it or any of its Subsidiaries or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement shall, at the date of mailing to stockholders of the Company, at the time of the Company Stockholders Meeting or of filing with the SEC (as applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent, its Subsidiaries or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement and Parent and Merger

Sub assume no responsibility with respect to any information not supplied in writing by or on behalf of Parent, its Subsidiaries or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement.
(c)    If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Subsidiaries or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement, so that either the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification the Company shall, as and to the extent required by applicable Law, promptly (A) prepare an amendment or supplement to the Proxy Statement and (B) thereafter, cause the Proxy Statement as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.
(d)    The Company shall (A) provide Parent and its outside legal counsel and its other Representatives with a reasonable opportunity to review and comment on drafts of the Proxy Statement and other documents and communications related to the Company Stockholders Meeting prior to filing, furnishing or delivering such documents with or such communications to the applicable Governmental Entity and dissemination of such documents or communications to the Company’s stockholders, (B) consider in good faith any comments provided by Parent or its outside legal counsel for inclusion in the Proxy Statement and such other documents and communications related to the Company Stockholders Meeting and (C) to the extent reasonably practicable, permit Parent and its outside legal counsel to participate in all communications with the SEC (including all meetings and telephone conferences) relating to the Proxy Statement.
(e)    Without limiting the generality of the provisions of Section 6.8, the Company shall promptly notify Parent of the receipt of any comments from the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement to the Proxy Statement or for additional information and shall as promptly as practicable following receipt thereof provide Parent, if applicable, copies of all correspondence between the Company or any of its Representatives and the SEC with respect to the Proxy Statement (or where no such copies are available, a reasonably detailed written description thereof) and provide Parent, its outside legal counsel and its other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement). The Company shall, subject to the requirements of Section 6.4(d), (A) use its reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement by the SEC and any requests by the SEC for any amendment or supplement to the Proxy Statement or for additional information and (B) cause the definitive Proxy Statement to be mailed as promptly as practicable after the date the SEC staff confirms that the SEC does not intend to review the preliminary Proxy Statement or advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement. Each of Parent and Merger Sub shall furnish to the Company the information relating to it as required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and provide such other assistance as may be reasonably required by the Company.
6.5.   Company Stockholders Meeting.   The Company shall take, in accordance with applicable Law and its Organizational Documents, all action necessary to (i) duly convene and hold the Company Stockholders Meeting as promptly as practicable after the mailing of the Proxy Statement to the Company stockholders and (ii) cause a vote upon the adoption of this Agreement to be taken thereat. At the Company Stockholders Meeting, Parent shall cause any Shares held by Parent or its Subsidiaries in favor of the adoption of this Agreement.
(a)    The Company Stockholders Meeting shall not be postponed or adjourned by the Company without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided, that: the Company may postpone or adjourn, and, if directed to do so by Parent, shall postpone or adjourn, the Company Stockholders Meeting (i) if such postponement or adjournment is, in the reasonable opinion of the Company’s outside legal counsel or Parent’s reasonable judgment, required by applicable Law or necessary to ensure that any required supplement or amendment (including with respect to a Change of Recommendation) to the Proxy Statement is delivered to the stockholders of the Company for the amount of time required by applicable Law in advance of the Company Stockholders Meeting, (ii) on a date that is no more than three Business Days prior to the date the Company Stockholders Meeting is originally scheduled, as set forth in the definitive Proxy Statement (the “Original Date”) or any date that the Company Stockholders Meeting is scheduled to be held thereafter in accordance with the terms of this Section 6.5, if the Company or Parent, respectively, reasonably believes there shall be insufficient Shares represented (either in Person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Vote, (iii) to allow additional solicitation of votes in order to obtain the Requisite Company Vote or (iv) if the Company is required to postpone or adjourn the Company Stockholders Meeting by applicable Law; provided, further, that, unless (x) a bona fide Acquisition Proposal has been disclosed publicly or (y) any Person has publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and, in each case, such Acquisition Proposal or announced intention has not been withdrawn, the Company Stockholders Meeting shall not be postponed or adjourned by the Company (or at the direction of Parent) to a date that is later than the date that is 60 days after the Proxy Statement Filing Date or, if later than the Proxy Statement Filing Date, the date that is 5 Business Days after the date of the withdrawal of, or the Company’s rejection of, such Acquisition Proposal or announced intention, without Parent’s prior written consent in Parent’s sole discretion (notwithstanding the above restriction on Parent’s withholding, conditioning or delaying of its consent). In addition, if the Company delivers a notice of an intent to make a Change of Recommendation within the three Business Days prior to the Original Date or any date that the Company Stockholders Meeting is scheduled to be held thereafter in accordance with the terms of this Section 6.5, if directed by Parent, unless this Agreement has been validly terminated pursuant to Article VIII, the Company shall, if and only to the extent directed by Parent, as promptly as practicable thereafter postpone or adjourn the Company Stockholders Meeting for up to 10 Business Days in accordance with Parent’s direction. In no event shall the Company Stockholders Meeting be postponed or adjourned more than 10 Business Days in connection with any one postponement or adjournment or to a date fewer than six Business Days prior to the Outside Date.
(b)   Unless there has been a Change of Recommendation, the Company shall use its commercially reasonable efforts to solicit from its holders of Shares proxies in favor of the Requisite Company Vote. The Company agrees that, unless this Agreement is terminated pursuant to and in accordance with Article VIII, its obligations to hold the Company Stockholders Meeting pursuant to this Section 6.5 shall continue, including in connection with (i) the making of a Change of Recommendation or (ii) the commencement of or announcement or disclosure of or communication to the Company of any Acquisition Proposal or any event constituting or that could constitute an Intervening Event, and, unless there has been a Change of Recommendation, the Company shall continue to use its commercially reasonable efforts to solicit from its holders of Shares proxies in favor of the Requisite Company Vote.
(c)    Once the Company has established a record date for the Company Stockholders Meeting, the Company shall not change or establish a different record date for the Company Stockholders Meeting unless (i) required by applicable Law, (ii) reasonably necessary as a result of any postponement or adjournment of the Company Stockholders Meeting effected pursuant to Section 6.5(a) or (iii) the prior written consent of Parent is obtained (which consent shall not be unreasonably withheld, conditioned or delayed).
(d)    The Company agrees (i) to provide Parent with reasonably detailed periodic updates concerning proxy solicitation results on a timely basis (including, if requested, promptly providing daily voting reports when available) and (ii) to give written notice to Parent one day prior to the Company Stockholders Meeting (or such earlier date as the Company elects to postpone the meeting pursuant to subsection (a) hereof), indicating whether as of such date, sufficient proxies representing the Requisite Company Vote have been obtained.
(e)    Without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than related procedural matters, “golden parachute” vote or any non-binding advisory vote required under applicable Law) that the Company may propose to be acted on by the Company’s stockholders at the Company Stockholders Meeting.
6.6.   Approval of Sole Stockholder of Merger Sub.   Promptly following, and in any event within 24 hours of execution and delivery of this Agreement, Parent or a Wholly Owned Subsidiary thereof shall execute and deliver, in accordance with applicable Law and the DGCL and Merger Sub’s Organizational Documents, a written consent adopting this Agreement.

6.7.   Efforts and Other Regulatory Matters.
(a)    Upon the terms and subject to the conditions set forth in this Agreement and provided that at all times the provisions of Section 6.7(b)-(f) shall govern the matters set forth therein, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on its part under this Agreement and applicable Law to consummate the transactions contemplated by this Agreement as promptly as practicable after the date of this Agreement, including preparing and delivering or submitting documentation to (A) effect the expirations of all waiting periods under applicable Antitrust Law promptly as practicable after the date of this Agreement and (B) make with and obtain from, any Governmental Entity, as applicable, all filings, notices, reports, consents, registrations, approvals, non-objections, permits and authorizations, in each case necessary and advisable in order to consummate the transactions contemplated by this Agreement, including as required to obtain the Company Approvals and the other Parent Approvals.
(b)    In furtherance of the provisions of Section 6.7(a), each of the Company and Parent, as applicable, shall (and shall cause their respective Subsidiaries to):
(i)    cooperate and coordinate with the other in the preparation and submission of the filings referenced in this Section 6.7(b);
(ii)    use its respective reasonable best efforts to supply the other with any information that may be required in order to prepare and submit such filings;
(iii)   use its respective reasonable best efforts to submit such filings referenced in this Section 6.7(b) within 20 Business Days of the date of this Agreement;
(iv)   use its respective reasonable best efforts to supply any additional information that reasonably may be required or requested by any relevant Governmental Entity;
(v)    use its respective reasonable best efforts to take all action and make all filings necessary to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Law applicable to the Merger; and (2) obtain any required consents pursuant to any Antitrust Law applicable to the Merger, in each case as soon as practicable, and in any event prior to the Outside Date;
(vi)    contest, defend and appeal any Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger; and
(vii)    prior to independently participating in any meeting, or engaging in any substantive conversation, with any Governmental Entity in respect of any such filings or any investigations or other inquiries relating thereto, to the extent reasonably practicable, provide notice to the other Party of such meeting or conversation and, unless prohibited by such Governmental Entity, the opportunity to attend or participate.
(c)    Parent shall, after good faith consultation with the Company and after considering, in good faith, the Company’s views and comments, control and lead all communications, negotiations, timing decisions, and strategy on behalf of the Parties relating to any approval under the Antitrust Law and any litigation matters pertaining to the Antitrust Law applicable to the Merger, and the Company shall take all reasonable actions to support Parent in connection therewith. Each of the Company and Parent shall permit the other Party and its Representatives to review in advance any substantive written communication proposed to be made by such Party to any Governmental Entity regarding the Merger and shall consider in good faith the views of the other Party and promptly inform the other Party of any substantive communication from any Governmental Entity regarding the Merger in connection with such filings.
(d)    Notwithstanding anything to the contrary set forth in this Section 6.7, the Parties may (i) as they deem reasonably advisable and necessary based on the advice of outside counsel to prevent a violation of Antitrust Law, designate competitively sensitive materials and information provided to the other under this Section 6.7 as “outside counsel only” and such materials and the information contained therein shall be given only to outside counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials, and (ii) redact information provided to one another pursuant to this Section 6.7 to the extent providing such information would (A) contravene any applicable Law (so long as the disclosing Party has reasonably cooperated with recipient and used its reasonable best efforts to permit disclosure to the extent permitted by applicable Law), or (B) jeopardize any attorney-client or other legal privilege (so long as the disclosing Party has reasonably cooperated with recipient and used its reasonable best efforts to permit disclosure on a basis that does not waive such privilege with respect thereto); provided, however, that the commitments in this Section 6.7(d) shall remain subject in all respects to Parent’s control and final decision-making authority as reflected in Section 6.7(c).
(e)    Each Party shall bear its own costs of preparing its own pre-merger notifications and similar filings and notices in other jurisdictions and related expenses incurred to make or obtain any approval, clearance or notice under any applicable Antitrust Law (including under the HSR Act) or other applicable Law. Parent shall be responsible for payment of the applicable filing fees associated with any such Antitrust Law.
(f)    Notwithstanding anything to the contrary set forth in this Section 6.7, where a Party (a “Disclosing Party”) is required under this Section 6.7 or Section 6.11 to provide information to another party (a “Receiving Party”) that the Disclosing Party deems to be competitively sensitive information, the Disclosing Party may comply with such requirement by restricting the provision of such competitively sensitive only to antitrust counsel of the Receiving Party and providing to the Receiving Party, upon request of the Receiving Party, a redacted version of such information which does not contain any such competitively sensitive information.
(g)    Following the execution of this Agreement, neither Parent nor Merger Sub shall, nor shall they permit any of their respective Subsidiaries and controlled Affiliates to, acquire or agree to acquire any rights, assets, business, Person or division thereof (through acquisition, license, joint venture, collaboration or otherwise) related to the treatment of diseases set forth on Section 6.7(g) of the Company Disclosure Letter, within 75 days following the submission of filings under the HSR Act by both Parent and Company, if such acquisition would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining any applicable clearance, consent, approval, waiver, waiting period expiration or termination, non-action or other authorization under the HSR Act (or any other Antitrust Law in the jurisdictions set forth on Section 7.1(b)(i) of the Company Disclosure Letter), (ii) materially increase the risk of any Governmental Entity entering an Order prohibiting the transactions contemplated by this Agreement or (iii) materially delay the consummation of the transactions contemplated by this Agreement.
6.8.   Status and Notifications.   Without limiting or expanding the rights and obligations set forth in Section 6.4(e) and Section 6.7, the Company and Parent each shall keep the other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including as promptly as practicable notifying the other of any notices or communications received by Parent or the Company, as the case may be, or any of their respective Subsidiaries, from any third party, including any Governmental Entity, with respect to such transactions and as promptly as practicable following such receipt furnishing the other with, if applicable, copies of notices or other communications (or where no such copies are available, a reasonably detailed description thereof).
6.9.   Third-Party Consents.   Without limiting or expanding the rights and obligations set forth in Section 6.4, the Company shall use its, and shall cause its Subsidiaries to use their, commercially reasonable efforts to give or obtain or effect (as the case may be), (x) reasonably promptly following the date of this Agreement, all notices and consents required under any Material Contract to which the Company or any of its Subsidiaries is a party to or bound (the “Third-Party Consents”) and (y) prior to the Closing, all notices and consents required under any other Contract to which the Company or any of its Subsidiaries is a party to or bound (the “Other Consents”), and in each case that are necessary to be given or obtained or effected in order to consummate the transactions contemplated by this Agreement; provided, that notwithstanding the foregoing, under no circumstance shall the Company or any of its Subsidiaries be required to (a) make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of value or agree to make any such payments, (b) commence any litigation or arbitration proceeding, or (c) incur any other liability to secure such Third-Party Consent other than as expressly set forth herein and which does not result in any material negative impact to the Company or its Subsidiaries prior to Closing; provided, however, that Parent shall be entitled to compel the Company to (and cause the Company’s Subsidiaries to) take any such actions for any Material Contract so long as the effectiveness of such action is contingent on the Closing. For the avoidance of doubt, the Parties acknowledge and agree that the obtaining of any Third-Party Consents or Other Consents shall not be a condition to Closing.
6.10.   Information and Access.
(a)    Subject to applicable Law and the other provisions of this Section 6.10, the Company and Parent each shall (and shall cause its Subsidiaries to), upon the reasonable request by the other, furnish to the other, as promptly as practicable, with all information concerning itself and such other matters as may be necessary or reasonably advisable in connection with the Proxy Statement and any information or documentation reasonably requested to effect the expiration of all waiting periods under applicable Antitrust Law and all filings, notices, reports, consents, registrations, approvals, permits and authorizations, made or sought by or on behalf of Parent, the Company or any of their respective Subsidiaries to or from any third party, including any Governmental Entity, in each case necessary or reasonably advisable in connection with the transactions contemplated by this Agreement and, with respect to the information supplied by or on behalf of Parent, its Subsidiaries or its or their respective Representatives for inclusion in or incorporation by reference into the Proxy Statement, Parent acknowledges and agrees that such information shall be correct and complete in all material respects at the time so supplied.
(b)    In addition to and without limiting the rights and obligations set forth in Section 6.10(a), the Company shall (and shall cause its Subsidiaries to), upon reasonable prior notice, afford Parent and its Representatives reasonable access during normal business hours following reasonable advance notice from the date of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, to the Company Employees and the Company’s agents, properties, offices and other facilities, Contracts, books and records, and, during such period, the Company shall (and shall cause its Subsidiaries to) use commercially reasonable efforts to furnish promptly to Parent all other information and documents concerning or regarding its businesses, properties and assets and personnel as may reasonably be requested by or on behalf of Parent, for the purposes of consummating the transactions contemplated by this Agreement, or integration or transition planning; provided, however, that neither the Company nor any of its Subsidiaries shall be required to provide (in the case of Section 6.10(a) or 6.10(b)) such access or furnish such information or documents to the extent doing so would, in the reasonable opinion of the Company’s outside legal counsel, result in (A) a violation of applicable Law, (B) the disclosure of any trade secrets of any third parties or competitively sensitive information of third parties, other than in accordance with customary “clean room” or other similar procedures designed to limit the disclosure of competitively sensitive information, information concerning the valuation of the Company or any of its Subsidiaries or a breach of any contractual confidentiality obligations in any Contract with a third party entered into prior to the date of this Agreement or following the date of this Agreement in compliance with Section 6.1 and Section 6.3, (C) waiving the protection of any attorney-client privilege or protection (including attorney-client privilege, attorney work-product protections and confidentiality protections) or any other applicable privilege or protection concerning pending or threatened Proceedings or (D) the unauthorized disclosure of any Personal Information that would expose the Company to the risk of liability.
(c)    Nothing in this Section 6.10 shall require the Company to provide any information regarding any Acquisition Proposal or any Company Board materials relating to the transactions contemplated by this Agreement or any Acquisition Proposal, the provision of which shall be governed by Section 6.3.
(d)    No access or information provided to Parent or any of its Representatives or to the Company or any of its Representatives following the date of this Agreement, whether pursuant to this Section 6.10 or otherwise, shall affect or be deemed to affect, modify or waive the representations and warranties of the Parties set forth in this Agreement and, for the avoidance of doubt, all information and documents disclosed or otherwise made available pursuant to Sections 6.4, Section 6.8, this Section 6.10 or otherwise in connection with this Agreement and the transactions contemplated by this Agreement shall be governed by the terms and conditions of the Confidentiality Agreement and subject to applicable Law relating to the exchange or sharing of information and any restrictions or requirements imposed by any Governmental Entity.
6.11.   Publicity.   The Company and Parent shall consult with each other before issuing any press release or Financing Disclosure or making any public statement with respect to this Agreement or the transactions contemplated by this Agreement and shall not issue any such press release or Financing Disclosure or make any such public statement without the prior consent of the other, such consent not to be unreasonably withheld, conditioned or delayed; provided, that (a) any such press release, Financing Disclosure or public statement as may be required by applicable Law or any listing agreement with any national securities exchange may be issued prior to such consultation if the Party making the release or statement has used its commercially reasonable efforts to consult with the other Party on a timely basis and (b) each Party may issue public announcements, include in Financing Disclosure or make other public disclosures regarding this Agreement or the transactions contemplated by this Agreement that consist of information previously disclosed in press releases issued in accordance with this Section 6.11, Financing Disclosures or public statements previously approved by either Party or made by either Party in compliance with this Section 6.11; provided, further, that the first sentence of this Section 6.11 shall not apply to (x) any disclosure of information concerning this Agreement or the transactions contemplated by this Agreement in connection with any dispute between the Parties regarding this Agreement and (y) internal announcements to employees which are not made public. Notwithstanding anything to the contrary set forth in this Section 6.11, the Company shall not be (x) required by any provision of this Agreement to consult with or obtain any approval from Parent or Merger Sub with respect to a public announcement or press release issued in connection with the receipt and existence of an Acquisition Proposal and matters related thereto or a Change of Recommendation other than as set forth in Section 6.3. As used above, “Financing Disclosure” means any reference to, or information in connection with, the transactions contemplated by this Agreement that is included in any documents to be filed with any Person (including the SEC, the Frankfurt Stock Exchange and the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht — BaFin)), issued, published and/or distributed by the Company or Parent in connection with any financing transaction to be entered into by any of those Parties (it being understood and agreed that the transactions contemplated by this Agreement are not subject to any financing condition).
6.12.   Employee Benefits.
(a)    Parent agrees that each Continuing Employee shall, during the period commencing at the Effective Time and ending on the one-year anniversary of the Effective Time, be provided with (i) (A) base salary or base wages (as applicable) and (B) target cash incentive compensation opportunities (including target bonuses and target commissions) that are, in each case, no less than those provided to such Continuing Employee as of immediately prior to the Effective Time, (ii) employee benefits (excluding equity-based compensation, severance or termination benefits, nonqualified deferred compensation, retiree health benefits and defined benefit pension plan benefits) that are substantially comparable in the aggregate than those provided to each such Continuing Employee immediately prior to the Effective Time and (iii) severance benefits that are no less favorable than as would be provided to the Continuing Employee under the applicable Company Benefit Plan set forth on Section 4.14(a) of the Company Disclosure Letter, as in effect immediately prior to the Effective Time.
(b)    Parent shall use commercially reasonable efforts to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Continuing Employee is first eligible to enroll in a Parent plan providing medical benefits towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made in respect of such Continuing Employee and their eligible dependents to the same extent such credit was given under the analogous Company Benefit Plan prior to the Effective Time (provided, that the Company shall have timely provided adequate data concerning such payments to Parent in a format reasonably requested by Parent) and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits. For the avoidance of doubt, such service shall be recognized for purposes of eligibility for retirement vesting under equity plans of Parent.
(c)    Prior to the Effective Time, if requested by Parent in writing no later than 10 Business Days prior to the Effective Time, to the extent permitted by applicable Law and the terms of the applicable plan or arrangement, the Company shall cause the Company 401(k) Plan to be terminated effective immediately prior to the Effective Time. In the event that Parent requests that the Company 401(k) Plan be terminated, the Company shall provide Parent with evidence that such plan has been terminated (the form and substance of which shall be subject to reasonable review and comment by Parent) not later than the day immediately preceding the Effective Time. If the Company 401(k) Plan is terminated in accordance with the provisions of this Section 6.12(c), effective as of, or as soon as reasonably practicable following, the Closing Date, Parent shall designate a tax-qualified defined contribution retirement plan of Parent (or a Subsidiary of Parent) with a qualified cash or deferred arrangement under Section 401(k) of the Code (the “Parent 401(k) Plan”) that shall cover Continuing Employees on and after the Closing Date. Parent shall cause the Parent 401(k) Plan to accept direct rollovers to such Parent 401(k) Plan of the account balances of each Continuing Employee (including the in-kind rollover of promissory notes evidencing all outstanding loans) from the Company 401(k) Plan, if such direct rollover is elected by such Continuing Employee in accordance with the terms of the Company 401(k) Plan (as it may be amended to provide for such rollover) and the Code. Parent shall take any and all commercially reasonable actions needed to permit each Continuing Employee with an outstanding loan balance under the Company 401(k) Plan as of the date such plan is terminated to continue to make scheduled loan payments to the Company 401(k) Plan after the Closing Date, pending the distribution and in-kind rollover of the promissory notes evidencing such loans from the Company 401(k) Plan to the Parent 401(k) Plan, as provided in the preceding sentence, to prevent a deemed distribution or loan offset with respect to such outstanding loans.
(d)    If requested by Parent in writing delivered to the Company not less than 10 Business Days prior to the Effective Time (with such request to be made only in the event Parent does not request that the Company 401(k) Plan be terminated pursuant to Section 6.12(c)), the Company Board shall take any actions (including, if applicable, adopting resolutions) as is reasonably necessary to delegate plan administration authority for any Company Benefit Plans that are qualified or non-qualified retirement plans to Parent’s Employee Benefits Plans Administrative Committee and to delegate investment authority for such plans to Parent’s Employee Benefit Plans Investment Committee, with such delegation to be effective as of the Effective Time and contingent upon the occurrence of the Effective Time. To the extent such delegation of authority described in the preceding sentence is requested by Parent, the Company shall provide Parent with evidence of such delegation (the form and substance of which shall be subject to the prior review and approval (not to be unreasonably conditioned, withheld or delayed) by Parent) not later than the day immediately preceding the Effective Time.
(e)    Prior to making any written or oral communications to the directors, officers or employees of the Company or any of its Subsidiaries pertaining to compensation or benefits matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith.
(f)    Within 10 Business Days after the date of this Agreement, the Company shall provide Parent with (i) a list of all “disqualified individuals” and each such disqualified individual’s “base amount”, (ii) an estimate of the potential “parachute payments” that may be payable to each such disqualified individual and (iii) the Company’s data and calculations to support such estimate (each such term as defined within Section 280G of the Code and the regulations thereunder). The Parties shall reasonably cooperate to avoid or limit the adverse tax consequences under Sections 280G and 4999 of the Code.
(g)    Nothing set forth in this Agreement is intended to (i) be treated as an amendment of any particular Company Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Benefit Plan in accordance with their terms, (iii) prevent Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee, or (iv) without limiting the generality of Section 9.8, create any third-party beneficiary rights in any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan which Parent, the Surviving Corporation or any of their Affiliates may maintain.
(h)    The Company shall take the actions set forth in Section 6.12(h) of the Company Disclosure Letter.

6.13.   Indemnification; Directors’ and Officers’ Insurance.
(a)    From and after the Effective Time, to the fullest extent that the Company would have been permitted under applicable Law, the Company’s Organizational Documents and any indemnification agreements set forth on Section 6.13(a) of the Company Disclosure Letter in effect as of the date of this Agreement, the Surviving Corporation shall and Parent shall cause the Surviving Corporation to, (i) indemnify, defend and hold harmless the Indemnified Parties against any and all costs or expenses (including reasonable and documented fees and expenses of legal counsel), judgments, fines, penalties, losses, claims, damages or liabilities (including amounts paid in settlement or compromise) imposed upon or paid by such Indemnified Party in connection with any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative, and arising out of matters existing or occurring at or prior to the Effective Time, in which such Indemnified Party is involved or with which he or she is threatened (regardless of whether as a named party or as a participant other than as a named party including as a witness), and actions or demands to enforce this provision or any other indemnification or advancement right of any Indemnified Party (an “Indemnified Party Proceeding”) by reason of the fact that such Indemnified Party is or was a director or officer of the Company or any of its Subsidiaries or, while serving as a director or officer of the Company or any of its Subsidiaries, is or was serving at the request of the Company as a director, officer, employee, agent, trustee or fiduciary of any Subsidiary of the Company or another Person, in each case, at or prior to the Effective Time, whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by this Agreement or relating to the enforcement of this provision or any other indemnification, or advancement right of any Indemnified Party), to the fullest extent permitted under applicable Law; provided, that such Indemnified Party acted in good faith and in a manner such Indemnified Party reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful and (ii) advance expenses; provided, that any Person to whom expenses are so advanced provides an undertaking to repay such advances if it is ultimately determined by final non-appealable adjudication by the Chosen Courts that such Person is not entitled to indemnification as set forth in this Section 6.13 (provided, that such undertaking shall be unsecured and made without regard to the Indemnified Party’s ability to repay such advances or ultimate entitlement to indemnification and provided, further, no other form of undertaking shall be required), and (iii) comply in all respects the obligations of the Company and its Subsidiaries pursuant to: (A) each indemnification agreement in effect as of the date of this Agreement between the Company or any of its Subsidiaries and any Indemnified Party set forth on Section 6.13(a) of the Company Disclosure Letter and (B) any indemnification provision (including advancement of expenses) set forth in the Organizational Documents of the Company or any of its Subsidiaries as in effect on the date of this Agreement.
(b)    Prior to the Effective Time, the Company shall obtain and fully pay the premium for “tail” Insurance Policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ Insurance Policies and (ii) the Company’s existing fiduciary liability Insurance Policies ((i) and (ii), collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of the Tail Period with respect to any claim related to matters existing or occurring at or prior to the Effective Time from the Company’s D&O Insurance carriers or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies at or prior to the Effective Time; provided, however, that in no event shall the premium amount for such policies exceed the amount set forth in this Section 6.13(b) of the Company Disclosure Letter. If the Company for any reason fails to obtain such “tail” Insurance Policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with the Company’s D&O Insurance carriers as of the date of this Agreement or with or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or Parent shall cause the Surviving Corporation to purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement and from insurance carriers with the same or better credit rating as the Company’s D&O Insurance carriers as of the date of this Agreement, in each case providing coverage for claims relating to any matters existing or occurring at or prior to the Effective Time; provided, however, that in no event shall the annual premium of such D&O Insurance during the Tail Period exceed the amount set forth in this Section 6.13(b) of the Company Disclosure Letter, but in such case shall purchase as much coverage as practicable for such amount.
(c)    Any Indemnified Party wishing to claim indemnification under this Section 6.13, upon learning of any Proceeding for which indemnification or other protection under this Section 6.13 may be available, shall promptly notify Parent and the Surviving Corporation thereof in writing, but the failure to so notify shall not relieve the Surviving Corporation of any obligation or liability it may have to such Indemnified Party except if such failure materially prejudices the indemnifying party. In the event of any such Proceeding: (i) the Surviving Corporation shall have the right to participate in the defense thereof, (ii) Parent or the Surviving Corporation shall pay all reasonable and documented fees and expenses of such legal counsel for the Indemnified Party promptly following the receipt of statements therefor, provided, that any such statements may be redacted as appropriate to avoid disclosure of privileged or protected information and (iii) Parent and the Surviving Corporation shall cooperate in the defense of any such matter.
(d)    If Parent or the Surviving Corporation or any of their respective successors or permitted assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and permitted assigns of Parent or the Surviving Corporation as the case may be shall assume all the obligations set forth in this Section 6.13.
(e)    The Company shall ensure that any and all pending and threatened claims or notices of intent to seek a recovery by a third party from an Indemnified Party has been duly noticed to the Company’s directors’ and officers’ liability and fiduciary liability Insurance Policies and any other applicable coverage.
(f)    The provisions of this Section 6.13 are intended to be for the benefit of, and from and after the Effective Time shall be enforceable by, each of the Indemnified Parties and their heirs and representatives, all of whom shall be third-party beneficiaries of this Section 6.13. The obligations of Parent and the Surviving Corporation under this Section 6.13 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party unless (i) such termination or modification is required by applicable Law or (ii) the affected Indemnified Party shall have consented in writing to such termination or modification. The Surviving Corporation agrees to pay or advance, upon written request of an Indemnified Party, all costs, fees and expenses, including attorneys’ fees, that may be incurred by the Indemnified Parties in enforcing their indemnity rights and other rights provided in this Section 6.13.
(g)    The rights of the Indemnified Parties under this Section 6.13 are in addition to any rights such Indemnified Parties may have under the Organizational Documents of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws.
6.14.   Product Liability Insurance.   The Company shall use reasonable best efforts to ensure that any and all known claims relating to product liability, whether pending or threatened in writing, have been noticed to the Company’s or any of its Subsidiaries’ provider of existing product liability insurance coverage prior to the Effective Time.
6.15.   Takeover Statutes.   If any Takeover Statute is, becomes or is deemed applicable to the transactions contemplated by this Agreement, the Company and the members of the Company Board shall use their respective reasonable best efforts to grant such approvals and shall take such actions within their respective authority as are necessary and advisable so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to lawfully eliminate or minimize the effects of any such Takeover Statutes.
6.16.   Transaction Litigation.   The Company shall promptly notify Parent of any Proceedings instituted or threatened in writing against the Company or any of its directors, officers or Affiliates, by any holders of the Shares of the Company, before any court or Governmental Entity, relating to this Agreement or the transactions contemplated hereby, or seeking damages or discovery in connection with such transactions (such litigation, other than any Proceeding in connection with, arising out of or otherwise related to a demand for appraisal under Section 262 of the DGCL, “Transaction Litigation”). The Company shall (i) keep Parent reasonably apprised of the proposed strategy with respect to the defense or settlement of any Transaction Litigation (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), (ii) consider in good faith Parent’s advice with respect to such Transaction Litigation, (iii) give Parent the opportunity to participate in (but not control), at Parent’s expense, the defense and settlement of such Transaction Litigation and (iv) not settle any such Transaction Litigation without Parent’s written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Without otherwise limiting the Indemnified Parties’ rights with regard to the right to counsel, following the Effective Time, the Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other nationally recognized law firm proposed by such Indemnified Party that is reasonably acceptable to Parent such Indemnified Parties to defend any Transaction Litigation.
6.17.   Rule 16b-3 Matters.   The Company and Parent, and the Company Board and the Parent Board (or duly formed committees thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or advisable to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or shall become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
6.18.   Delisting and Deregistration.
(a)    Prior to the Closing Date, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary or advisable on its part under applicable Laws, including, for the avoidance of doubt, the rules and policies of the Nasdaq to enable the delisting by the Surviving Corporation of the Shares from the Nasdaq and the deregistration of the Shares under the Exchange Act under the Securities Act, in each case, as promptly as practicable after the Effective Time. In connection therewith, Parent (taking into account the degree to which the Company satisfies its obligations set forth in the foregoing sentence of this Section 6.18) shall use commercially reasonable efforts to (a) assist in enabling the Company or the Nasdaq to be in a position to promptly file and cause the Surviving Corporation or the Nasdaq to file with the SEC a Form 25 on the Closing Date and (b) cause the Surviving Corporation to file a Form 15 on the first Business Day that is at least ten days after the date the Form 25 is filed (such period between the Form 25 and the Form 15 filing dates, the “Delisting Period”).
(b)    Upon Parent’s determination that the Surviving Corporation may be required to file any quarterly or annual reports pursuant to the Exchange Act during the Delisting Period, the Company shall use commercially reasonable efforts to deliver to Parent at least five Business Days prior to Closing a draft of any such reports required to be filed during the Delisting Period, which is sufficiently developed such that it can be timely filed and when filed shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and comply in all material respects with the provisions of applicable Law.
ARTICLE VII
Conditions
7.1.   Conditions to Each Party’s Obligation to Effect the Closing.   The respective obligations of each Party to effect the Closing is subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:
(a)    Company Stockholder Approval.   The Requisite Company Vote shall have been obtained.
(b)    Regulatory Approvals.   (i) Any approvals or clearances or the waiting period (and any extension thereof), in each case applicable to the consummation of the transactions contemplated by this Agreement, in accordance with the HSR Act and the other Antitrust Law in the jurisdictions set forth on Section 7.1(b)(i) of the Company Disclosure Letter, and (ii) any commitment to or agreement, in either case that has been mutually agreed by the parties, with any Governmental Entity to delay or not consummate the transactions contemplated by this Agreement entered into in accordance with Section 6.7(b) (such approvals and clearances described in clauses (i) and (ii) collectively, the “Regulatory Approvals”), in each case of clauses (i) and (ii), shall have expired, been terminated or obtained, as applicable.
(c)    No Legal Restraint.   No Governmental Entity shall have enacted or entered any Order (whether temporary, preliminary or permanent) that is in effect, and no other Law shall have been enacted, enforced, issued, promulgated, entered or adopted and be continuing in effect, in each case, that enjoins, restrains, prohibits, prevents or makes illegal the consummation of the Merger.
7.2.    Conditions to Parent’s and Merger Sub’s Obligation to Effect the Closing.   The obligations of Parent and Merger Sub to effect the Closing are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a)    Representations and Warranties.   Each of the representations and warranties set forth in: (i) the first and second sentence of Section 4.1(a) (Organization, Good Standing and Qualification), Section 4.2(h) (Capital Structure) (other than clause (ii)(A) of Section 4.2(h) (Capital Structure)), clauses (a) and (b) of Section 4.3 (Corporate Authority; Approval and Fairness), Section 4.25 (Takeover Statutes) and Section 4.26 (Brokers and Finders) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time); (ii) Section 4.12(b) (Absence of Certain Changes) shall have been true and correct in all respects as of the date of this Agreement and shall be true and correct in all respects as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time); (iii) Section 4.2(a), the second sentence of Section 4.2(d) and clause (ii)(A) of Section 4.2(h) (Capital Structure) shall have been true and correct in all respects (other than any inaccuracies that are de minimis) as of the date of this Agreement and shall be true and correct in all respects (other than any inaccuracies that are de minimis) as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be true and correct as of such particular date or period of time); and (iv) Article IV (other than those set forth in the foregoing clauses (i), (ii) and (iii) of this Section 7.2(a)), without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth therein, shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failure of any such representation and warranty to be so true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)    Performance of Obligations of the Company.   The Company shall have performed or complied in all material respects with its obligations required to be performed or complied by it under this Agreement at or prior to the Closing.
(c)    No Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Material Adverse Effect that is continuing.
(d)   Company Closing Certificate.   Parent shall have received a certificate dated as of the Closing Date duly executed on behalf of the Company by an executive officer of the Company certifying that the conditions set forth in Sections 7.2(a), 7.2(b) and 7.2(c) have been satisfied.
7.3.   Conditions to the Company’s Obligation to Effect the Closing.   The obligation of the Company to effect the Closing is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a)    Representations and Warranties.   Each of the representations and warranties set forth in: (i) Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.3 (Corporate Authority), the first sentence of Section 5.6 (Available Funds) and Section 5.7 (Brokers and Finders) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time); and (ii) Article V (other than those set forth in the foregoing clause (i) of this Section 7.3(a)), without giving effect to any “materiality” qualifiers or qualifiers of similar import set forth therein, shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (ii), for any failure of any such representations and warranties to be so true and correct that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.
(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed or complied in all material respects with its obligations required to be performed or complied by it under this Agreement at or prior to the Closing.
(c)    Parent and Merger Sub Closing Certificate.   The Company shall have received a certificate dated as of the Closing Date duly executed on behalf of Parent and Merger Sub by an executive officer of Parent and Merger Sub certifying that the conditions set forth in Sections 7.3(a) and 7.3(b) have been satisfied.
ARTICLE VIII
Termination
8.1.   Termination by Mutual Written Consent.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Requisite Company Vote has been obtained, by mutual written consent of the Parties.
8.2.   Termination by Either the Company or Parent.   Subject to Section 8.5(a), this Agreement may be terminated at any time prior to the Effective Time by either the Company or Parent if:
(a)    the transactions contemplated by this Agreement shall not have been consummated by 5:00 p.m. (New York City time) on October 27, 2025 (as such date may be extended pursuant to the following proviso, the “Outside Date”); provided, however, that if the conditions to Closing set forth in Section 7.1(b) have not been satisfied or, to the extent permitted by applicable Law, waived on or prior to the Outside Date but all other conditions to Closing set forth in Article VII have been satisfied or, to the extent permitted by applicable Law, waived (except for those conditions that by their nature are to be satisfied at the Closing, including, for the avoidance of doubt, the conditions set forth in Sections 7.2 and 7.3), the Outside Date may be extended by the Company or Parent to 5:00 p.m. (New York City time) on January 27, 2026 by providing a written notice thereof to Parent, in the case of an extension by the Company, or to the Company, in the case of an extension by Parent, and such time and date, as so extended, shall be the “Outside Date”; provided, further, that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to the Company or Parent if it has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur on or prior to the Outside Date;
(b)    the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting or at any postponement or adjournment thereof taken in accordance with this Agreement; or
(c)    if any Governmental Entity shall have enacted or entered any Order that is in effect or enacted, enforced, issued, promulgated, entered or adopted any other Law that is in effect and, which, in each case, enjoins, restrains, prohibits, prevents or makes illegal the consummation of the transactions contemplated by this Agreement and such Order or other Law shall have become final and non-appealable, whether before or after the Requisite Company Vote has been obtained; provided, however, that the right to terminate this Agreement pursuant to this Section 8.2(c) shall not be available to the Company or Parent if it has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of the failure of the condition set forth in Section 7.1(b) or 7.1(c) to the Closing to occur.
8.3.   Termination by the Company.   Subject to Section 8.5(a), this Agreement may be terminated at any time prior to the Effective Time by the Company:
(a)    if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue or incorrect following the date of this Agreement, in either case such that the conditions in Section 7.3(a) or 7.3(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of written notice thereof by the Company to Parent and Merger Sub describing such breach or failure in reasonable detail and stating the Company’s intention to terminate this Agreement and (ii) the Outside Date), whether before or after the Requisite Company Vote has been obtained; provided, that the Company may not terminate this Agreement under this Section 8.3(a) on account of such breach unless such breach remains uncured upon the earlier of the Outside Date and the expiration of such 30-day period; provided, further, that the right to terminate this Agreement pursuant to this Section 8.3 shall not be available to the Company if it has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement that would be the primary cause of or primarily resulted in any condition set forth in Section 7.1 or Section 7.2 not being satisfied; or
(b)    at any time prior to the time the Requisite Company Vote is obtained, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in compliance with Section 6.3(d); provided, however, that the Company may not terminate this Agreement pursuant to this Section 8.3(b), unless the Company shall have substantially concurrently with such termination paid to Parent the Termination Fee pursuant to Section 8.5 and the Company and its Subsidiaries have complied with their obligations under Section 6.3(d); provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.3(b) if the Company or its Subsidiaries has materially breached its obligations under Section 6.3(a) (it being understood that taking any actions permitted to be taken under Section 6.3 shall not be deemed a breach).
8.4.   Termination by Parent.   Subject to Section 8.5(a), this Agreement may be terminated at any time prior to the Effective Time by Parent:
(a)    if there has been a breach of any representation, warranty, covenant or agreement made by the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue or incorrect following the date of this Agreement, in either case such that the conditions in Sections 7.2(a) or 7.2(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of written notice thereof by Parent to the Company describing such breach or failure in reasonable detail and stating the Parent’s intention to terminate this Agreement and (ii) the Outside Date), whether before or after the Requisite Company Vote has been obtained; provided, that Parent may not terminate this Agreement under this Section 8.4(a) on account of such breach unless such breach shall remain uncured upon the earlier of the Outside Date and the expiration of such 30-day period; provided, further, that the right to terminate this Agreement pursuant to this Section 8.4(a) shall not be available to Parent if either Parent or Merger Sub has breached in any material respect any representation, warranty, covenant or agreement set forth in this Agreement that would be the primary cause of or primarily resulted in any condition set forth in Section 7.1 or 7.3 not being satisfied; or
(b)    at any time prior to the time the Requisite Company Vote is obtained the Company Board shall have effected a Change of Recommendation; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(b) if the Requisite Company Vote has been obtained.
8.5.    Notice of Termination; Effect of Termination.
(a)    In the event the Company or Parent intends to terminate this Agreement pursuant to Section 8.3 or 8.4, respectively, the Company or Parent, as applicable, shall give written notice to the other Party or Parties (as the case may be) specifying the provision or provisions of this Agreement pursuant to which such termination is intended to be effected.

(b)    Except to the extent provided in Sections 8.5(c) and 8.5(d), in the event of termination of this Agreement pursuant to this Article VIII, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or any of its Affiliates or its or their respective Representatives); provided, however, and notwithstanding anything to the contrary set forth in this Agreement, (i) no such termination shall relieve any Party of any liability or damages to any other Party resulting from any fraud or Willful Breach of this Agreement, subject only, with respect to any such liabilities of the Company, to Section 8.5(c) and Section 8.5(d) and (ii) the provisions set forth in this Section 8.5 and Article IX shall survive any termination of this Agreement. “Willful Breach” means a breach of, or a failure to perform any covenant, representation, warranty, or agreement set forth in this Agreement, in each case that is the consequence of an act or omission by a party with the actual knowledge that the taking of such act or failure to take such act would, or would be expected to, cause or constitute such breach or failure to perform.
(c)    In the event this Agreement is terminated pursuant to this Article VIII:
(i)    by either the Company or Parent pursuant to Section 8.2(a) (Outside Date) or Section 8.2(b) (Requisite Company Vote Not Obtained) and, in each case,
(A)    (x) a bona fide Acquisition Proposal shall have been disclosed to the Company Board or (y) following the execution and delivery of this Agreement and prior to such termination, any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and, in each case, such Acquisition Proposal or announced intention shall not have been withdrawn without qualification (1) at least five Business Days prior to the Outside Date, with respect to any termination pursuant to Section 8.2(a) (Outside Date) or (2) at least three Business Days prior to the date of the Company Stockholders Meeting (including any postponement, recess or adjournment thereof taken in accordance with this Agreement), with respect to termination pursuant to Section 8.2(b) (Requisite Company Vote Not Obtained); and
(B)   within 12 months after such termination, (1) the Company or any of its Subsidiaries shall have entered into a definitive Alternative Acquisition Agreement with respect to an Acquisition Proposal or (2) there shall have been consummated any Acquisition Proposal (with “50%” being substituted in lieu of “20%” and “80%” in each instance thereof in the definition of “Acquisition Proposal” in the definition of “Alternative Acquisition Agreement” or otherwise for all purposes of this Section 8.5(c)), then the Company shall pay to Parent the Termination Fee by wire transfer of immediately available funds within two Business Days following the date of entry into such Alternative Acquisition Agreement under the foregoing clause (1) or the date of such consummation of such Acquisition Proposal under the foregoing clause (2);
(ii)    by Parent pursuant to Section 8.4(b) (Change of Recommendation), then the Company shall pay to Parent the Termination Fee by wire transfer of immediately available funds within two Business Days following the date of such termination; or
(iii)   by the Company pursuant to Section 8.3(b) (Superior Proposal), then the Company shall pay to Parent the Termination Fee by wire transfer of immediately available funds concurrently with such termination of this Agreement.
(d)    The Parties acknowledge and agree that (i) in no event shall the Company be required to pay the Termination Fee on more than one occasion, (ii) the agreements set forth in this Section 8.5 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other Parties would not enter into this Agreement and accordingly, if the Company fails to promptly pay the amount due pursuant to this Article VIII, and, in order to obtain such amount, Parent commences a Proceeding that results in a judgment against the Company for the Termination Fee, the Company shall pay to Parent (A) its reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) in connection with such Proceeding and (B) interest on the Termination Fee, as the case may be, at the prime rate published in The Wall Street Journal for the relevant date such amount was required to be made from such date through the date of payment and (iii) notwithstanding anything to the contrary set forth in this Agreement, in the event that the Termination Fee becomes payable by, and is paid by, the Company, such fee shall be the sole and exclusive remedy of Parent and Merger Sub and each of their respective Affiliates against (A) the Company, its Subsidiaries and each of their respective Affiliates, and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) for monetary damages or other relief (including specific performance) pursuant to this Agreement and none of the Company Related Parties shall have any further liability or obligation to Parent or Merger Sub relating to or arising out of this Agreement, provided, however, that any such payment shall not relieve the Company of any liability or damages incurred or suffered by Parent or Merger Sub to the extent such liability or damages were the result of or arise out of any fraud or Willful Breach of this Agreement (including with respect to breaches of this Agreement pursuant to which the Termination Fee shall have become or becomes payable pursuant to this Article VIII), in which case Parent or Merger Sub shall be entitled to all rights and remedies available in equity or at law, in contract, in tort or otherwise.
ARTICLE IX
Miscellaneous and General
9.1.   Survival.   Annex A, this Article IX and the representations and warranties, covenants and agreements of the Parties, as applicable, set forth in Article III, Section 4.27 (No Other Representations or Warranties), Section 4.28 (Acknowledgement by the Company), Section 5.9 (No Other Representations or Warranties), Section 5.10 (Acknowledgement by Parent and Merger Sub), Section 6.12 (Employee Benefits), Section 6.13(a) and 6.13(b) (Indemnification; Directors’ and Officers’ Insurance), Section 9.3 (Expenses), Section 9.4 (Transfer Taxes), the provisions that substantively define any related defined terms not substantively defined in Annex A and those other covenants and agreements set forth in this Agreement that by their terms apply, or that are to be performed in whole or in part, after the Effective Time, shall survive the Effective Time. Annex A, this Article IX, the representations and warranties, covenants and agreements of the Parties, as applicable, set forth in Section 4.27 (No Other Representations or Warranties), Section 4.28 (Acknowledgement by the Company), Section 5.9 (No Other Representations or Warranties), Section 5.10 (Acknowledgement by Parent and Merger Sub), Section 9.3 (Expenses), Section 8.5 (Notice of Termination; Effect of Termination), the provisions that substantively define any related defined terms not substantively defined in Annex A and the Confidentiality Agreement shall survive any termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement or in any instrument or other document delivered pursuant to this Agreement, including rights arising out of any breach of such representations, warranties, covenants and agreements, shall not survive the Effective Time or, except as set forth in Article VIII, the termination of this Agreement.
9.2.   Notices.   All notices and other communications given or made hereunder by one or more Parties to one or more of the other Parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the Party or Parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested or (c) sent by email, provided, that the email transmission is confirmed orally or in writing by the recipient thereof (excluding out-of-office replies or other automatically generated responses) or is followed up within one Business Day after email by dispatch pursuant to one of the other methods described herein. Such communications must be sent to the respective Parties at the following street addresses or email addresses (or at such other street address or email address for a Party as shall be specified for such purpose in a notice given in accordance with this Section 9.2):
if to the Company:
SpringWorks Therapeutics, Inc.
100 Washington Blvd.
Stamford, CT 06902
Attention:
General Counsel

Email:
[***]

with a copy to (which shall not constitute notice):

Goodwin Procter LLP
620 Eighth Avenue
New York, New York 10018
Attention:
Stuart M. Cable
Robert Masella
Michael R. Patrone
Jean A. Lee

Email:
SCable@goodwinlaw.com
RMasella@goodwinlaw.com
MPatrone@goodwinlaw.com
JeanLee@goodwinlaw.com

if to Parent:
Merck KGaA, Darmstadt, Germany
Frankfurter Strasse 250
64293 Darmstadt, Germany
Attention:
Group General Counsel

Email:
[***]

if to Merger Sub:
EMD Holdings Merger Sub, Inc.
251 Little Falls Drive
City of Wilmington, 19808 County of Newcastle, Delaware
Attention:
President

Email:
[***]

both with a copy to (which shall not constitute notice):
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention:
Matthew G. Hurd
Eric M. Krautheimer
York Schnorbus

Email:
hurdm@sullcrom.com
krautheimere@sullcrom.com
schnorbusy@sullcrom.com

9.3.   Expenses.   Whether or not the transactions contemplated by this Agreement are consummated, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement including all costs, fees and expenses of its Representatives, shall be paid by the Party incurring such cost, fee or expense, except as otherwise expressly provided herein.
9.4.   Transfer Taxes.   Except as otherwise provided in Section 3.3(b), all Transfer Taxes incurred in connection with the Merger shall be paid by the Party incurring such Taxes.
9.5.   Amendment or Other Modification; Waiver.
(a)    Subject to the provisions of applicable Law and the provisions of Section 6.13(a), at any time prior to the Effective Time, this Agreement may be amended or otherwise modified only by a written instrument duly executed and delivered by the Parties, except that in the event that the Company has received the Requisite Company Vote, no amendment may be made to this Agreement that requires the approval of the stockholders of the Company pursuant to the DGCL without such approval.
(b)   The conditions to each of the respective Parties’ obligations to consummate the transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law; provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law except to the extent provided for otherwise in Section 8.5.
9.6.   Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.
(A)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH PROVISIONS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)    Each of the Parties agrees that it: (i) shall bring any Proceeding in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement exclusively in the Chosen Courts; and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 9.2 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 9.6(b) or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts.
(c)    Each Party acknowledges and agrees that any controversy which may be connected with, arise out of or otherwise relate to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement is expected to involve complicated and difficult issues, and therefore each Party irrevocably and unconditionally waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any Proceeding, directly or indirectly, connected with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement. Each Party hereby acknowledges and certifies that (i) no Representative of the other Parties has represented, expressly or otherwise, that such other Parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily and (iv) it has been induced to enter into this Agreement and the transactions contemplated by this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 9.6(c).
9.7.   Specific Performance.   Each of the Parties acknowledges and agrees that the rights of each Party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that, except to the extent provided otherwise in Section 8.5, in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement, consistent with the provisions of Section 9.6(b), in the Chosen Courts without necessity of posting a bond or other form of security; provided, however, that in no event shall Parent and Merger Sub be entitled to both the payment of the Termination Fee or monetary damages, on the one hand, and specific performance of the Company’s obligation to effect the Closing, on the other hand. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law, except to the extent consistent with the provisions set forth in Section 8.5.

9.8.   Third-Party Beneficiaries.   Except that from and after the Effective Time, the Indemnified Parties pursuant to the provisions of Section 6.13 and the Company Related Parties pursuant to the provisions of Section 8.5(d) the Parties hereby agree that their respective representations, warranties, covenants and agreements set forth in this Agreement are solely for the benefit of the other, subject to the terms and conditions of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties, any rights or remedies, express or implied, hereunder, including the right to rely upon the representations and warranties set forth in this Agreement, except (a) Indemnified Parties pursuant to the provisions of Section 6.13, but only to the extent expressly provided for therein, and their respective successors, legal representatives and permitted assigns (b) if the Effective Time occurs, the right of the Company stockholders to receive the Per Share Merger Consideration payable with respect to the Shares in accordance with the terms of this Agreement and the right of the holders of Company Options, Company RSUs and Company PSUs to receive the payments contemplated by Section 3.2, in each case which shall inure to the benefit of such Persons or holders, as applicable, benefiting therefrom who shall be third-party beneficiaries thereof and who may enforce the covenants contained therein and (c) the rights of the Company Related Parties set forth in Section 8.5(d).
9.9.   Fulfillment of Obligations.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action. Any obligation of one Party to any other Party under this Agreement, which obligation is performed, satisfied or properly fulfilled by a Subsidiary of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.
9.10.   Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. Except as may be required to satisfy the obligations contemplated by Section 6.13(a) and except as provided for in Section 9.9, no Party may assign any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law, by transfer or otherwise, without the prior written consent of the other Parties not seeking to assign any of its rights or interests or delegate any of its obligations, and any attempted or purported assignment or delegation in violation of this Section 9.10 shall be null and void; provided, however, that Parent may designate another Wholly Owned Subsidiary to be a constituent corporation in lieu of Merger Sub, in which event all references to Merger Sub in this Agreement shall be deemed references to such other Wholly Owned Subsidiary of Parent, except that all representations and warranties made in this Agreement with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Wholly Owned Subsidiary as of the date of such designation; provided, further, that such designation shall not impede or delay the consummation of the transactions contemplated by this Agreement or otherwise impair the rights of the stockholders of the Company under this Agreement and no such designation permitted pursuant to this proviso shall relieve Parent or Merger Sub of its obligations under this Agreement.
9.11.   Entire Agreement.
(a)    This Agreement (including the Annexes), the Company Disclosure Letter and the Confidentiality Agreement (each of which is hereby incorporated as if fully set forth herein) constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters, except for the Confidentiality Agreement, which shall remain in full force and effect until the Closing.
(b)    In the event of (a) any inconsistency between the statements in the body of this Agreement, on the one hand, and any of the Annexes, the Company Disclosure Letter (other than an exception expressly set forth in the Company Disclosure Letter), on the other hand, the statements in the body of this Agreement shall control or (b) any inconsistency between the statements in this Agreement, on the one hand, and the Confidentiality Agreement, on the other hand, the statements in this Agreement shall control.

9.12.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the Parties, each acting reasonably and in good faith shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
9.13.   Counterparts; Effectiveness.   This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and (b) shall become effective when each Party shall have received one or more counterparts hereof signed by each of the other Parties. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Parties as of the date first written above.
SPRINGWORKS THERAPEUTICS, INC.
By:
/s/ Saqib Islam

Name:
Saqib Islam

Title:
Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

MERCK KGAA, DARMSTADT, GERMANY
By:
/s/ Vanessa Westphal

Name:
Vanessa Westphal

Title:
Head of LE-XPERTS Enabling Functions

By:
/s/ Roman Werth

Name:
Roman Werth

Title:
Head of Corporate Strategy, Mergers & Acquisitions & M Ventures, EVP

EMD HOLDINGS MERGER SUB, INC.
By:
/s/ Anthony O’Donnell

Name:
Anthony O’Donnell

Title:
President

[Signature Page to Agreement and Plan of Merger]

ANNEX A
Certain Definitions
“Acquisition Proposal” means any proposal, offer, inquiry or indication of interest from a third party relating to (a) the direct or indirect acquisition or license of assets of the Company equal to 20% or more of the Company’s total assets (measured on a fair market value basis as of the date thereof) or to which 20% or more of the Company’s consolidated net revenues or net income are attributable, (b) a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, plan of arrangement, business combination or any other similar transaction involving the Company or any of its Subsidiaries that, if consummated, would result in the stockholders of the Company immediately preceding such transaction holding, directly or indirectly, equity interests in the surviving or resulting entity of such transaction representing less than 80% of the voting power of the surviving or resulting entity, (c) joint venture, partnership or exclusive license with respect to assets of the Company equal to 20% or more of the Company’s total assets (measured on a fair market value basis as of the date thereof) or to which 20% or more of the Company’s consolidated net revenues or net income are attributable or (d) an acquisition by any Person or group (as defined under Section 13 of the Exchange Act) that, with respect to the foregoing clauses (a) through (d) only, if consummated would result in, any Person or group (as defined under Section 13 of the Exchange Act) directly or indirectly, in one or a series of related transactions, acquiring beneficial ownership of or becoming the beneficial owner of, 20% or more of: (i) the total voting power or any class of equity securities of the Company or any of its Subsidiaries; or (ii) the consolidated net revenues, net income or total assets (measured on a fair market value basis as of the date thereof) of the Company as of the date of such proposal, offer, inquiry or indication of interest (it being understood that total assets include equity securities of Subsidiaries of the Company), in each of the foregoing clauses of this definition, other than the transactions contemplated by this Agreement.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (for purposes of this definition, the term “control” and the correlative meanings of the terms “controlled by” and “under common control with”, as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise).
“Agreement” has the meaning set forth in the Preamble.
“Alternative Acquisition Agreement” means, other than a Permitted Confidentiality Agreement, any written acquisition agreement, merger agreement, plan of arrangement agreement, option agreement, joint venture agreement, partnership agreement, exclusive license agreement, letter of intent, memorandum of understanding, agreement in principle or any other similar agreement in each case that relates to any Acquisition Proposal.
“Anti-Corruption Laws” means mean the Foreign Corrupt Practices Act of 1977, as amended, the Anti-Kickback Act of 1986, as amended, the UK Bribery Act of 2010, as amended, or any other applicable Laws of similar effect, and the related regulations and published interpretations thereunder.
“Antitrust Law” means all U.S. and non-U.S. antitrust, competition or other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition, including the Sherman Antitrust Act of 1890, the Clayton Act of 1914 and the HSR Act.
“Applicable Date” means January 1, 2022.
“Audit Committee” means the Audit Committee of the Company Board.
“Bankruptcy and Equity Exception” means bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

“Book-Entry Share” means each book-entry account representing any non-certificated Eligible Share immediately prior to the Effective Time.
“Business Day” means any day ending at 11:59 p.m. (New York City time) other than a Saturday or Sunday or a day on which (a) banks in The City of New York, New York, and Frankfurt, Germany are required or authorized by Law to close or (b) solely for purposes of determining the Closing Date, the Department of State of the State of Delaware is required or authorized by Law to close.
“Bylaws” has the meaning set forth in Section 2.2.
“Capitalization Date” has the meaning set forth in Section 4.2(a).
“Centerview Partners” has the meaning set forth in Section 4.3(c).
“Certificate” means each certificate representing any Eligible Share immediately prior to the Effective Time.
“Certificate of Merger” means a certificate of merger relating to the Merger.
“Change of Recommendation” has the meaning set forth in Section 6.3(d)(i)(D).
“Charter” has the meaning set forth in Section 2.1.
“Chosen Courts” means the Court of Chancery of the State of Delaware, or if such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided, that if subject matter jurisdiction over the matter that is the subject of the applicable Proceeding is vested exclusively in the U.S. federal courts, such Proceeding shall be heard in the U.S. District Court for the District of Delaware.
“Clinical Trials” has the meaning set forth in Section 4.22(d).
“Closing” has the meaning set forth in Section 1.2.
“Closing Date” has the meaning set forth in Section 1.2.
“Closing FIRPTA Certificate” has the meaning set forth in Section 3.3(g).
“Closing FIRPTA Notice” has the meaning set forth in Section 3.3(g).
“Code” means the Internal Revenue Code of 1986.
“Company” has the meaning set forth in the Preamble.
“Company 401(k) Plan” means the Aon Pooled Employer Plan.
“Company Approvals” has the meaning set forth in Section 4.4(a).
“Company Benefit Plan” means any benefit or compensation plan, program, policy, practice, Contract or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored or maintained by, or required to be contributed to, or with respect to which any potential obligation or liability is borne by, the Company or any of its Subsidiaries, including ERISA Plans, employment, consulting, retirement, severance, termination or “change of control” agreements, deferred compensation, equity-based, incentive, bonus, supplemental retirement, profit sharing, insurance, medical, welfare, fringe, paid time off, vacation, sick, holiday or other benefits or remuneration of any kind.
“Company Board” means the board of directors of the Company, and also includes any committee thereof to the extent such a committee (a) is authorized to exercise the powers and authority of the board of directors of the Company pursuant to the Company’s Organizational Documents or the DGCL and (b) is exercising such powers and authority.
“Company Compensation Committee” means the Compensation Committee of the Company Board.
“Company Disclosure Letter” has the meaning set forth in Article IV.

A-1-2

“Company Employee” means any current or former employee (whether full- or part-time and, including any officer), director or independent contractor (who is an individual) of the Company or any of its Subsidiaries, including any of the aforementioned who is on a leave of absence of any nature, paid or unpaid, including disability, family or other leave, sick leave or on layoff status subject to recall.
“Company Equity Awards” means, collectively, the Company Options, Company RSUs and Company PSUs.
“Company ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414 of the Code.
“Company Government Contract” means any Contract to which the Company or any of its Subsidiaries is a party, or by which any of them are bound, the ultimate contracting party of which is a Governmental Entity (including any subcontract with a prime contractor or other subcontractor who is a party to any such Contract).
“Company Intellectual Property” means any and all Intellectual Property Rights that are (x) owned or purported to be owned by the Company or any of its Subsidiaries or (y) exclusively licensed to the Company or any of its Subsidiaries.
“Company Marketed Products” means OGSIVEO (Nirogacestat) and GOMEKLI (Mirdametinib).
“Company Option” means any outstanding option to purchase Shares granted under the Stock Plan.
“Company PAP” has the meaning set forth in Section 6.1(a)(xxii).
“Company Preferred Stock” means the shares of preferred stock of the Company, par value $0.0001 per share.
“Company Product” means each product researched, developed, designed, manufactured, or marketed, or that has been sold or offered for sale, marketed, distributed, developed, designed, or manufactured by or on behalf of the Company or any of its Subsidiaries.
“Company PSUs” means any outstanding restricted share unit award granted under the Stock Plan that is subject to performance-based vesting conditions.
“Company Recommendation” has the meaning set forth in Section 4.3(b).
“Company Related Parties” has the meaning set forth in Section 8.5(d).
“Company Reports” means the reports, forms, proxy statements, registration statements and other statements, schedules, certifications and documents required to be filed with or furnished to the SEC pursuant to the Exchange Act or the Securities Act by the Company, including notes, exhibits and schedules thereto and all other information incorporated by reference and any amendments and supplements thereto.
“Company RSU” means any outstanding restricted stock unit granted under the Stock Plan that is subject solely to service-based vesting conditions.
“Company Stockholders Meeting” means the meeting of stockholders of the Company to be held to consider the adoption of this Agreement, in addition to other matters, if any, referred to in the applicable proxy statement.
“Confidentiality Agreement” means the letter agreement, dated as of July 5, 2024, by and between the Company and Parent.
“Continuing Employees” means the Company Employees immediately prior to the Effective Time who continue to remain employed with the Company or any of its Subsidiaries.
“Contract” means any oral or written contract, agreement, lease, license, note, mortgage, indenture, arrangement or other similar obligation.

A-1-3

“D&O Insurance” has the meaning set forth in Section 6.13(b).
“Data Protection and Security Laws” means applicable Laws that govern the Processing, privacy or security of Personal Information, including, in each case to the extent applicable to the Company and its Subsidiaries, the Federal Trade Commission Act, HIPAA, Health Information Technology for Economic and Clinical Health Act (HITECH), Genetic Information Nondiscrimination Act (GINA), Controlling the Assault of Non-Solicited Pornography and Marketing (CAN-SPAM) Act, General Data Protection Regulation, Regulation 2016/679/EU on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (GDPR), California’s Shine the Light Law and similar Laws in other jurisdictions, state Laws concerning privacy policies and any and all applicable Laws requiring notification in connection with loss, theft, misuse or unauthorized access, use, modification or disclosure of Personal Information.
“Delisting Period” has the meaning set forth in Section 6.18(a).
“DGCL” means the General Corporation Law of the State of Delaware.
“Director” means any person who serves or has served the Company or any of its Subsidiaries as a director on the Board of Directors of the Company or any of its Subsidiaries.
“Disclosing Party” has the meaning set forth in Section 6.7(f).
“Dissenting Shares” has the meaning set forth in the definition of “Dissenting Stockholders.”
“Dissenting Stockholders” means the holders of Shares who have duly demanded appraisal pursuant to Section 262 of the DGCL and have not effectively withdrawn or otherwise waived or lost such Person’s rights to appraisal under the DGCL (such Shares for which appraisal has been so duly demanded and the right thereto under the DGCL not effectively withdrawn or otherwise waived or lost, the “Dissenting Shares”).
“DTC” means The Depository Trust Company.
“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval System administered by the SEC.
“Effective Time” has the meaning set forth in Section 1.3.
“Eligible Shares” means the Shares issued and outstanding immediately prior to the Effective Time, other than subject to the last sentence of Section 3.3(f), any Excluded Shares.
“Encumbrance” means any pledge, lien, charge, option, hypothecation, mortgage, security interest, adverse right, prior assignment, license, sublicense, covenant not to sue or any other encumbrance of any kind or nature whatsoever, whether contingent or absolute.
“Environmental Law” means any Law relating to: (a) the protection, investigation, remediation or restoration of the environment, health, safety or natural resources; (b) the handling, labeling, management, recycling, generation, use, storage, treatment, transportation, presence, disposal, release or threatened release of any Hazardous Substance; or (c) any noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to Persons or property relating to any Hazardous Substance.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Plans” means “employee benefit plans” within the meaning of Section 3(3) of ERISA.
“ESPP” means the Company’s 2019 Employee Stock Purchase Plan.
“European Marketing Authorizations” means the European Mirdametinib Authorization and the European Nirogacestat Authorization.
“European Mirdametinib Authorization” means a Centralised Marketing Authorisation issued or proposed to be issued by the European Commission for GOMEKLI (Mirdametinib) for the treatment of adult and pediatric NF1-associated plexiform neurofibromas.

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“European Nirogacestat Authorization” means a Centralised Marketing Authorisation issued or proposed to be issued by the European Commission for OGSIVEO (Nirogacestat) for the treatment of adult patients with progressing desmoid tumors.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Fund” has the meaning set forth in Section 3.3(a)(i).
“Excluded Shares” means the (a) Shares owned by Parent, Merger Sub or any other Wholly Owned Subsidiary of Parent, the Company or any Wholly Owned Subsidiary of the Company, and in each case not held on behalf of third parties and (b) Dissenting Shares.
“FDA” means the United States Food and Drug Administration.
“Financing Disclosure” has the meaning set forth in Section 6.11.
“GAAP” means the generally accepted accounting principles as applied in the United States as of the time of the relevant financial statements or accounting procedure or action referred to herein and consistently applied during the periods involved.
“Goldman Sachs” has the meaning set forth in Section 4.3(c).
“Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 11, 50, 54, 56 and 312, the International Council for Harmonization’s Guideline for Good Clinical Practice, and any similar state, local or foreign Laws, as applicable.
“Good Laboratory Practice Requirements” means applicable FDA regulations for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58, the United States Animal Welfare Act, the ICH Guideline on Nonclinical Safety Studies for the Conduct of Human Clinical Trials for Pharmaceuticals, the ICH Guideline on Safety Pharmacology Studies for Human Pharmaceuticals, and any similar state, local or foreign Laws, as applicable.
“Good Manufacturing Practices” means the FDA’s standards for the methods to be used in, and the facilities or controls to be used for, the manufacture, testing, transportation, processing, packing, or holding of a drug contained in 21 C.F.R. Parts 210-211 and any similar state, local or foreign Laws, as applicable, including applicable regulations or guidelines from the International Council on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.
“Governmental Entity” means any U.S., non-U.S. (anywhere in the world) or supranational governmental, quasi-governmental, regulatory or self-regulatory authority, enforcement authority, agency, commission, body or other entity or any subdivision or instrumentality thereof or any instrumentality of any such subdivision, including any public international organization, stock exchange or other self-regulatory organization, court, tribunal or arbitrator or any subdivision or instrumentality thereof or any instrumentality of any such subdivision, in each case of competent jurisdiction.
“Hazardous Substance” means any: (a) substance that is listed, designated, classified or regulated pursuant to any Environmental Law; (b) substance that is a petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, mold, radioactive material or radon; and (c) other substance that poses a risk of harm or may be the subject of regulation, obligation or liability in connection with any Environmental Law.
“Healthcare Laws” means any Law the purpose of which is to ensure the safety, efficacy and quality of medicines, biologics or pharmaceuticals by regulating the research, development, manufacturing and distribution of these products, including all Laws relating to healthcare operations, healthcare industry regulation and payment for healthcare services, including: (a) the Medicare Program Laws and Laws relating to Medicaid programs; (b) the solicitation or acceptance of improper incentives involving Persons operating in the health care industry, including Laws prohibiting or regulating fraud and abuse, patient inducements, patient referrals or provider incentives generally or under the following statutes: the Federal anti-kickback law (42 U.S.C. § 1320a-7b), the Stark laws (42 U.S.C. § 1395nn), the Federal False Claims Act (31 U.S.C. §§ 3729 et

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seq.), the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the Federal Health Care Fraud law (18 U.S.C. § 1347) and any similar state fraud and abuse laws; (c) any Laws imposed or enforced by the U.S. Department of Health and Human Services and all other healthcare Laws and regulations from any domestic or international jurisdiction; (d) the Patient Protection and Affordable Care Act (Pub. L. 111-148); (e) the Physician Payments Sunshine Act of 2010, (f) international standards for clinical and manufacturing and pricing Laws and (g) any related or analogous Laws imposed by any state or foreign jurisdiction.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended from time to time.
“In-the-Money Option” means any Company Option for which the Per Share Merger Consideration exceeds the exercise price per share of the Shares subject to such Company Option.
“IND” has the meaning set forth in Section 4.22(b).
“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (a) for borrowed money (including deposits or advances of any kind to such Person); (b) evidenced by bonds, debentures, notes or similar instruments; (c) for capitalized leases or to pay the deferred and unpaid purchase price of property or equipment; (d) pursuant to securitization or factoring programs or arrangements; (e) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person; (f) to maintain or cause to be maintained the financing, financial position or financial covenants of others; (g) net cash payment obligations of such Person under foreign exchange Contracts, swaps (including interest rate and currency obligation swaps), options, derivatives, collars, caps and other hedging Contracts or arrangements that shall be payable upon termination thereof (assuming termination on the date of determination); (h) letters of credit, bank guarantees, performance bonds, surety bonds, and other similar Contracts or arrangements entered into by or on behalf of such Person; or (i) pursuant to guarantees and arrangements having the economic effect of a guarantee of any obligation or undertaking of any other Person contemplated by the foregoing clauses (a) through (i) of this definition, in each case including all interest, penalties, premiums, breakage costs, fees and other costs and expenses and other payments due with respect thereto; provided, however, that “Indebtedness” shall not include intercompany indebtedness, obligations, liabilities or undertakings (including any guarantees or arrangements having the economic effect of a guarantee) solely between or among Parent and any of its Wholly Owned Subsidiaries or solely between or among the Company and any of its Wholly Owned Subsidiaries (as applicable).
“Indemnified Parties” means, collectively, each present and former (determined as of the Effective Time for purposes of Section 6.13(a)) Director or Officer, in each case when acting in such capacity.
“Indemnified Party Proceeding” has the meaning set forth in Section 6.13(a).
“Institutional Review Board” means the entity defined in 21 C.F.R. § 50.3(i).
“Insurance Policies” means any fire and casualty, property, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies, and fidelity, crime or financial institution bonds, including any reinsurance policies and self-insurance programs and arrangements.
“Intellectual Property Rights” means rights, title and interest in and to all intellectual property or proprietary rights arising under the laws of the United States, any state thereof, or any other jurisdiction anywhere in the world, including rights in and to: (a) patents (including design patents) and utility models of any kind, patent applications and registrations, including revisions, supplementary protection certificates, provisional applications, statutory invention registrations, inventions, discoveries and invention disclosures (whether or not patented), and all related continuations, continuation-in-part, divisionals, renewals, reissues, re-examinations, substitutions, and extensions thereof (collectively, “Patents”); (b) rights in trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, trade names, corporate names, service

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names, symbols, logos, trade dress, packaging design, slogans, Internet domain names, uniform resource locators and other similar identifiers of origin, in each case whether or not registered, and any and all common law rights thereto, registrations and applications for registration thereof, and any goodwill associated therewith and symbolized thereby; (c) published and unpublished works of authorship, whether or not copyrightable (including Software, whether in source code or object code format), website and mobile content, social media accounts, applications, source code and object code, databases, and other compilations of information, manual and other documentation, in each case, whether or not registered or sought to be registered, and any and all copyrights in and to the foregoing, together with all common law rights and moral rights therein, and any applications and registrations therefor, including extensions, renewals, restorations and reversions thereof; (d) trade secrets, confidential or proprietary know-how, or other information, including processes, schematics, business methods, formulae, drawings, specifications, recipes, prototypes, models, technical, research, clinical and other technical data, designs, customer lists and supplier lists (collectively, “Trade Secrets”); and (e) all other intellectual property, industrial or proprietary rights.
“Intervening Event” means a material event, change, development, circumstance, fact or effect with respect to the Company and its Subsidiaries or the business of the Company and its Subsidiaries, in each case taken as a whole, that (a) was not known or reasonably foreseeable (with respect to substance or timing), by the Company Board as of the execution and delivery of this Agreement or, if known by the Company Board, the consequences of which were not known or reasonably foreseeable by the Company Board as of the execution and delivery of this Agreement and (b) first becomes known to the Company Board after the execution and delivery of this Agreement and any time prior to the time the Requisite Company Vote is obtained; provided, that in no event shall the following, individually or in the aggregate, constitute an Intervening Event: (i) the receipt, existence of or terms of an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (ii) resulting from a breach of this Agreement by the Company or (iii) any changes, in and of itself, in the market price or trading volume of the Shares.
“IRS” means the U.S. Internal Revenue Service.
“IT Assets” means technology devices, computers, hardware, Software, firmware, middleware, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines, and all other information technology equipment, all data stored therein or Processed thereby and all associated documentation.
“JV Entity” means MapKure, LLC, a Delaware limited liability company.
“Knowledge” or any similar phrase means (a) with respect to the Company, the actual knowledge of the individuals set forth in Section A of the Company Disclosure Letter, in each case after reasonable inquiry of such individual’s direct reports, and (b) with respect to Parent and Merger Sub, the actual knowledge of Parent’s Group General Counsel Tina Sandmann, after reasonable inquiry of her direct reports.
“Law” means any law, statute, constitution, principle of common law, ordinance, code, standard, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated or otherwise put into effect by or under the authority of any Governmental Entity, or any Order.
“Leased Real Property” means all leasehold or subleasehold estates and other rights to use and occupy any land, buildings, structures, improvements, fixtures or other interest in Real Property held by the Company or any of its Subsidiaries.
“Licenses” means all licenses, permits, certifications, approvals, registrations, consents, authorizations, franchises, variances and exemptions issued or granted by a Governmental Entity.
“Malicious Code” means disabling codes or instructions, spyware, Trojan horses, back doors, drop dead devices, time bombs, worms, viruses or other software routines that facilitate or cause unauthorized access to, or disruption, impairment, disablement or destruction of, Software, data or other materials.
“Material Adverse Effect” means any event, occurrence, circumstance, change or effect which, individually or when taken together with all other events, occurrences, circumstances, changes or effects which have occurred in the applicable determination period for a Material Adverse Effect, has had or would reasonably be expected to have a material adverse effect on the business, financial condition, assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the

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following, either alone or in combination, shall be deemed to constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:
(i)    changes in general economic, regulatory, business, financial or securities markets or political or geopolitical conditions in the United States or elsewhere in the world;
(ii)    changes in the economic, regulatory, financial or business conditions generally affecting the biopharmaceutical industry in the United States or in Europe;
(iii)   in and of itself, any change in the Company’s stock price or trading volume of the Shares or any failure by the Company to meet any revenue, earnings, cash flows or other similar internal or analysts’ projections (it being understood that any effect, change, development or occurrence giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been, a Material Adverse Effect unless otherwise excluded by another clause (i)-(x) of this definition);
(iv)   any change resulting from any outbreak, epidemics, pandemics, the continuation or escalation of acts of war (whether or not declared), civil disobedience, hostilities, sabotage, an act of terrorism, military actions, earthquakes, fires, explosions or any weather or natural disasters, or any international calamity or crisis, whether or not caused by any Person, or other similar force majeure events, including any worsening of such conditions or responses of any Governmental Entity thereto;
(v)    any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable Law or GAAP or any other applicable accounting standards or, in each case, the interpretation thereof;
(vi)   any event, occurrence, circumstance, change or effect arising from fluctuations in the value of any currency, exchange rates, interest rates or inflation rates;
(vii)   the execution or public announcement of the Merger or the other transactions contemplated hereby or the pendency or consummation of the Merger or the other transactions contemplated thereby, including any loss of or adverse change in the relationship of the Parent, the Company and their respective Subsidiaries with their respective employees, contractors, customers, partners, licensors, licensees, regulatory authorities, suppliers or other third parties (it being understood and agreed that this clause (vii) shall not apply with respect to any representation or warranty set forth in Section 4.4 the purpose of which is to address the consequences of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or the performance of obligations of the Company hereunder);
(viii)   any action taken (or not taken) by the Company or any of its Subsidiaries that is required to be taken (or not taken) by this Agreement, if the Company has requested to take said action (or not to take said action) and Parent has unreasonably withheld, conditioned or delayed its written consent thereto;
(ix)   any event, occurrence, circumstance, change or effect resulting or arising from the identity of Parent or Merger Sub as the acquiror of the Company;
(x)    any Transaction Litigation; and
(xi)   any negative or adverse regulatory actions, requests, recommendations, determinations or decisions of the European Medicines Agency relating to the European Marketing Authorizations; other than to the extent that any such action, request, recommendation, determination or decision arises from or relates to (a) facts and circumstances of which the Company had Knowledge prior to the date of this Agreement that were not disclosed to Parent prior to the date of this Agreement; or (b) any fraud or misconduct of the Company or any of its Subsidiaries or any of their respective Affiliates, Representatives, directors, officers, employees or contractors; provided, that if any such action, request, recommendation, determination or decision shall have a negative or adverse impact on any Company Marketed Product in the United States, then such negative or adverse impact in the United States may be considered in determining whether there has occurred a Material Adverse Effect;

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provided, further, that if the effects, changes, developments, events or occurrences set forth in clauses (i), (ii), (v) and (vi) above have a disproportionate impact on the Company and each of its Subsidiaries, taken as a whole, relative to the other participants in the biopharmaceutical industry of similar size operating in the geographic markets in which the Company or any of its Subsidiaries has operations or its products or services are sold, such effects, changes, developments or occurrences may be taken into account in determining whether a Material Adverse Effect has occurred to the extent of such disproportionate impact.
“Material Contract” has the meaning set forth in Section 4.13.
“Medicare Program Laws” means Title XVIII of the Social Security Act (Pub. L. 74-271) including the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 and the Medicare Improvements for Patients and Providers Act of 2008, and any written directives, instructions, guidelines, bulletins, manuals, requirements, policies and standards issued by the Centers for Medicare and Medicaid Services.
“Merger” has the meaning set forth in the Recitals.
“Merger Sub” has the meaning set forth in the Preamble.
“Nasdaq” means The Nasdaq Global Select Market.
“NDA” has the meaning set forth in Section 4.22(b).
“Non-Wholly Owned Subsidiary” has the meaning set forth in Section 4.2(f).
“Notice Period” has the meaning set forth in Section 6.3(d)(iii).
“OFAC” has the meaning set forth in the definition of “Prohibited Jurisdiction.”
“Officer” means any person who serves or has served the Company or any of its Subsidiaries as an officer of the Company or any of its Subsidiaries appointed by the Board of Directors of the Company or any of its Subsidiaries.
“Order” means any order, award, judgment, injunction, writ, decree (including any consent decree or similar agreed order or judgment), directive, settlement, stipulation, ruling, determination, decision or verdict, whether civil, criminal or administrative, in each case, that is entered, issued, made or rendered by any Governmental Entity.
“Organizational Documents” means (a) with respect to any Person that is a corporation, its certificate of incorporation and bylaws, or comparable documents, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, or comparable documents, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company agreement, or comparable documents, (d) with respect to any Person that is a trust, its declaration of trust, or comparable documents and (e) with respect to any other Person that is not an individual, its comparable organizational documents.
“Original Date” has the meaning set forth in Section 6.5(a).
“Other Consents” has the meaning set forth in Section 6.9.
“Outside Date” has the meaning set forth in Section 8.2(a).
“Owned Intellectual Property” means any Company Intellectual Property that is owned or is purported to be owned by the Company or any of its Subsidiaries.
“Parent” has the meaning set forth in the Preamble.
“Parent 401(k) Plan” has the meaning set forth in Section 6.12(c).
“Parent Approvals” has the meaning set forth in Section 5.4(a).
“Parent Board” has the meaning set forth in the Recitals.
“Parent Cash-Based Option Award” has the meaning set forth in Section 3.2(a)(ii).

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“Parent Cash-Based RSU Award” has the meaning set forth in Section 3.2(c).
“Parties” has the meaning set forth in the Preamble.
“Patents” has the meaning set forth in the definition of “Intellectual Property Rights”.
“Patient Assistance Program” has the meaning set forth in Section 6.1(a)(xxii).
“Paying Agent” means the paying agent selected by Parent prior to the Effective Time and reasonably acceptable to the Company.
“Paying Agent Agreement” means the agreement pursuant to which Parent shall appoint the Paying Agent, in form and substance reasonably acceptable to the Company.
“Per Share Merger Consideration” means $47.00 per Share in cash, without interest.
“Permitted Confidentiality Agreement” has the meaning set forth in Section 6.3(b)(i).
“Permitted Encumbrances” means: (a) Encumbrances for current Taxes or other governmental charges not yet due and payable or that the Person subject to such Taxes or other governmental charges is contesting in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like Encumbrances arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of Company or any of its Subsidiaries, or the validity or amount of which is being contested in good faith by appropriate Proceedings and which are not, individually or in the aggregate, material; (c) other Encumbrances that do not or would not, individually or in the aggregate, materially impair the continued use, operation or occupancy of the specific parcel of Real Property to which they relate or the conduct of the business of the Company and its Subsidiaries as currently conducted on such Real Property, or restrictions or exclusions that would be shown by a current title report or other similar report; (d) Encumbrances that are specifically disclosed in the notes to the most recent consolidated balance sheet of the Company; (e) Encumbrances resulting from any facts or circumstances relating to Parent or any of its Affiliates; and (f) restrictions on transfer solely arising under or relating to applicable securities Laws.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.
“Personal Information” means any information that (a) identifies or could reasonably be used, alone or in combination with other information held by the Company or any of its Subsidiaries, to identify an individual, household or device, and (b) is subject to any Data Protection and Security Laws or the Company’s or its Subsidiaries’ privacy policies, including an individual’s first and last name, address, telephone number, fax number, email address, social security number or other identifier issued by a Governmental Entity (including any state identification number, driver’s license number, or passport number), geolocation information of an individual, browser or device, biometric data, medical or health information, credit card or other financial information (including bank account information), cookie identifiers, or any other device-specific number or identifier, or any web or mobile browsing or usage information that is linked to the foregoing.
“Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation, citation, summons, subpoena, hearing, originating application to a tribunal, arbitration or other similar proceeding by or before any Governmental Entity of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.
“Process” or “Processing” means, with respect to data, the use, collection, receipt, processing, aggregation, storage, adaption, alteration, transfer (including cross-border transfers), retrieval, disclosure, dissemination, combination, erasure, destruction, or anonymization of such data, any other operation or set of operations that is performed on data or on sets of data, in each case, whether or not by automated means, and any other form of processing, including as defined by or under any applicable Law.
“Product Candidate” has the meaning set forth in Section 6.1(a)(xxi).

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“Prohibited Jurisdiction” means any country or region that is the target of comprehensive sanctions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) (as of the date of this Agreement, Cuba, Iran, North Korea, Syria and the Crimea, Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine).
“Prohibited Person” means (a) an entity that has been determined by a competent authority to be the subject of a prohibition on such conduct of any Law or executive order administered by OFAC; (b) any Governmental Entity of any Prohibited Jurisdiction; (c) any Person that acts on behalf of or is owned or controlled by a government of a Prohibited Jurisdiction; (d) any Person that has been identified on OFAC’s Specially Designated Nationals and Blocked Persons List, or that is 50% or more owned, directly or indirectly, individually on in the aggregate, by any such Person or Persons; or (e) any Person that has been designated on any similar list or order published by any Governmental Entity in the United States.
“Proxy Statement” has the meaning set forth in Section 6.4.
“Proxy Statement Filing Date” has the meaning set forth in Section 6.4.
“Real Property” means the Leased Real Property.
“Receiving Party” has the meaning set forth in Section 6.7(f).
“Registered” means registered with, issued by, renewed by or the subject of a pending application before any Governmental Entity, Internet domain name registrar or social media account registrar.
“Registered Company IP” has the meaning set forth in Section 4.19(a).
“Regulatory Agency” means, as applicable, the FDA, the European Medicines Agency, the Pharmaceuticals and Medical Devices Agency of Japan or any comparable Governmental Entity, including any national or supranational Governmental Entity, with responsibility for granting any Regulatory Authorizations with respect to any Company Product.
“Regulatory Approvals” has the meaning set forth in Section 7.1(b).
“Regulatory Authorizations” means any approvals, clearances, authorizations, registrations, certifications, licenses and permits granted by any Regulatory Agency, including any investigational new drug applications, new drug applications and biologics license applications.
“Representative” means, with respect to any Person, any director, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee (including any officer), consultant, investment banker, financial advisor, legal counsel, attorney-in-fact, accountant or other advisor, agent or other representative of such Person, in each case acting at the direction of such Person in their capacity as such.
“Requisite Company Vote” means the adoption of this Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Security Breach” means any unauthorized or unlawful access to or acquisition, disclosure, destruction, loss, compromise, Processing, misuse, alteration or corruption of Personal Information.
“Share” means any share of the common stock of the Company, par value $0.0001 per share.
“Software” means any computer program, application, middleware, firmware, microcode and other software, including operating systems, software implementations of algorithms, models and methodologies, in each case, whether in source code, object code or other form or format, including libraries, subroutines and other components thereof, and all documentation relating thereto.

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“Stock Plan” means the Company’s Amended and Restated 2019 Stock Option and Equity Incentive Plan.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of (a) the securities or ownership interests of such other Person having by their terms ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions or (b) the equity or ownership interests of such other Person, in each case is directly or indirectly owned or controlled by such first Person or by one or more of its Subsidiaries. For the avoidance of doubt, the JV Entity and its Subsidiaries shall not be deemed Subsidiaries of the Company for purposes of this Agreement.
“Superior Proposal” means an unsolicited and bona fide written Acquisition Proposal (except that the references in the definition thereto to “20%” and to “80%” shall be deemed to be references to “50%”) made after the date of this Agreement that the Company Board has determined in good faith, after consultation with outside legal counsel and its financial advisors that (i) if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement (after taking into account any revisions to the terms and conditions of this Agreement proposed by Parent pursuant to Section 6.3(d)(iii), any legal, financial, regulatory and approval requirements, the sources, availability and terms of any financing, the existence of a financing contingency, the anticipated timing of closing and the identity of the Person or Persons making the proposal) and (ii) is reasonably capable of being consummated on the terms proposed (after taking into account any legal, financial, regulatory and approval requirements, the sources, availability and terms of any financing, the existence of a financing contingency, the anticipated timing of closing and the identity of the Person or Persons making the proposal and any other aspects considered relevant by the Company Board).
“Surviving Corporation” has the meaning set forth in Section 1.1.
“Tail Period” means the six years from and after the Effective Time.
“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation.
“Tax Returns” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, information returns and other documents and attachments thereto) relating to Taxes or the administration of any Laws relating to Taxes, including, for the avoidance of doubt, any amendments or supplements thereof, filed or required to be filed or supplied to any Taxing Authority.
“Taxes” means all income, profits, franchise, transfer, net income, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, premium, use, property, withholding, excise, production, value added, ad valorem, occupancy, and other taxes, duties, tariffs, fees or assessments of a similar nature, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, in each case imposed by any Taxing Authority.
“Taxing Authority” means any Governmental Entity having competent jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Termination Fee” means an amount equal to $145,600,000.
“Third-Party Consents” has the meaning set forth in Section 6.9.
“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property Rights.”
“Transaction Litigation” has the meaning set forth in Section 6.16.
“Transfer Taxes” means all transfer, documentary, sales, use, stamp, recording, value added, registration and other similar Taxes and all conveyance fees, recording fees and other similar charges.
“Value Dossier” has the meaning set forth in Section 6.2.
“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person of which all of the equity or ownership interests of such Subsidiary are directly or indirectly owned by such Person.
“Willful Breach” has the meaning set forth in Section 8.5(b).

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ANNEX B
FORM OF
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SPRINGWORKS THERAPEUTICS, INC.
FIRST.   The name of the corporation is SpringWorks Therapeutics, Inc. (the “Corporation”).
SECOND.   The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.
THIRD.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
FOURTH.   The total number of shares that the Corporation shall have authority to issue is 100 shares of common stock, and the par value of each such share is $0.01.
FIFTH.   The board of directors of the Corporation is expressly authorized to adopt, amend or repeal bylaws of the Corporation.
SIXTH.   Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.
SEVENTH.   The number of directors of the Corporation shall be fixed from time to time pursuant to the bylaws of the Corporation.
EIGHTH.   Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation, including but not limited to the election of directors, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
NINTH.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director of the Corporation, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the effective date of this certificate to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Any amendment, repeal or modification of this Article NINTH by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director at the time of such amendment, repeal or modification.
Notwithstanding anything herein to the contrary, the affirmative vote of not less than two thirds (2/3) of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than two thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article NINTH.

Annex B
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
April 27, 2025
The Board of Directors
SpringWorks Therapeutics, Inc.
100 Washington Boulevard
Stamford, CT 06902
The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”) (other than Excluded Shares, as defined below), of SpringWorks Therapeutics, Inc., a Delaware corporation (the “Company”), of the $47.00 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), EMD Holdings Merger Sub, Inc., a Delaware corporation and Wholly Owned Subsidiary (as defined in the Agreement) of Parent (“Merger Sub”), and the Company. The Agreement provides that Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a Wholly Owned Subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than, subject to the last sentence of Section 3.3(f) of the Agreement, any (A) Shares owned by Parent, Merger Sub or any other Wholly Owned Subsidiary of Parent, the Company or any Wholly Owned Subsidiary of the Company, and in each case not held on behalf of third parties and (B) Dissenting Shares (as defined in the Agreement) (the shares referred to in clauses (A) and (B), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be converted into the right to receive $47.00 per Share in cash, without interest, (the $47.00 per Share consideration to be paid in the Merger, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or Merger Sub, and we have not received any compensation from Parent or Merger Sub during such period. Our UK affiliate, Centerview Partners UK LLP, is currently engaged to provide financial advisory services unrelated to the Company to a company in which Parent holds a significant minority equity interest, and Centerview Partners UK LLP has not received compensation for this matter but may receive compensation from such company in the future for such services. We may provide financial advisory and other services to or with respect to the Company or

Parent or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, or any of their respective affiliates, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated April 27, 2025 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2024, December 31, 2023, and December 31, 2022; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

Annex C
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
April 27, 2025
Board of Directors
SpringWorks Therapeutics, Inc.
100 Washington Boulevard
Stamford, CT 06902
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Merck KGaA, Darmstadt, Germany (“Parent”), and its affiliates) of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”), of SpringWorks Therapeutics, Inc. (the “Company”) of the $47.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of April 27, 2025 (the “Agreement”), by and among Parent, EMD Holdings Merger Sub, Inc., a wholly owned subsidiary of Parent, and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to the public offering of Shares in December 2023. We also have provided certain financial advisory and/or underwriting services to Parent and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Parent with respect to the pending sale of Parent’s Surface Solutions business unit announced in July 2024; and as underwriter with respect to an investment grade bond offering of Parent in August 2024. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2024; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company and certain forecasts related to the expected utilization by the Company of certain net operating loss carryforwards and tax credits, as prepared by the management of the Company and approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company

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regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the biopharmaceutical industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date hereof, of the $47.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $47.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time, or as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $47.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
/s/ Goldman Sachs & Co. LLC

(GOLDMAN SACHS & CO. LLC)

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Annex D
§ 262. Appraisal rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

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2025 Special Meeting Proxy Card

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2025 Special Meeting of Stockholders of SpringWorks Therapeutics, Inc.The 2025 Special Meeting of SpringWorks Therapeutics, Inc. Stockholders will be held on, virtually via the Internet at meetnow.global/MX9TAMZ.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. 2025 Special Meeting of Stockholders of SpringWorks Therapeutics, Inc.The 2025 Special Meeting of SpringWorks Therapeutics, Inc. Stockholders will be held on, virtually via the Internet at meetnow.global/MX9TAMZ.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.To access the virtual meeting, you must have the information that is printed in the shaded barSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SWTX Notice of 2025 Special Meeting of StockholdersProxy Solicited by Board of Directors for Special MeetingProxy Solicited by Board of Directors for Special MeetingProxy Solicited by Board of Directors for Special MeetingIn their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Change of Address — Please print new address below.Comments — Please print your comments below.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION, DATED MAY 15, 20252025 Special Meeting of Stockholders of SpringWorks Therapeutics, Inc.The 2025 Special Meeting of SpringWorks Therapeutics, Inc. Stockholders will be held on, virtually via the Internet at meetnow.global/MX9TAMZ.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SWTXNotice of 2025 Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting — Saqib Islam and Francis I. Perier, Jr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of SpringWorks Therapeutics, Inc. to be held on or at any postponement or adjournment thereof.Shares represented by this proxy will be voted in accordance with the instructions provided by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)SpringWorks Therapeutics, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below.Comments — Please print your comments below.Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.investorvote.com/SWTX